UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22235

AQR Funds

(Exact name of registrant as specified in charter)

Two Greenwich Plaza, 3rd Floor

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Bradley D. Asness, Esq.

Principal and Chief Legal Officer

Two Greenwich Plaza

3rd Floor

Greenwich, CT 06830

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 203-742-3600

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 to December 31, 2011

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1.)

AQR FUNDS Annual Report December 31, 2011

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

Cliff Asness

Managing & Founding Principal

Ronen Israel

Principal

Oktay Kurbanov

Principal

John Liew

Founding Principal

Lars Nielsen

Principal

Dear Shareholder:

Global equity markets experienced significant headwinds in 2011, particularly during the second half of the year. During the first half of the year, the MSCI World Index (the “Index”) posted a positive return of +5.29%, but this was followed by a sharp decline of -10.29% in the second half of the year. For the full year, the index finished down -5.54%. In particular the third quarter was challenging for markets as we faced not only the resurgence of the European sovereign debt crisis, a crisis surrounding the United States debt ceiling, and the downgrade of the country’s long term credit by Standard and Poor’s, but also a rapidly deteriorating world economic outlook. Not surprisingly, these events were followed by a spike in risk-aversion and a significant deterioration in market sentiment. Towards the end of the year, however, equity markets rebounded after a series of surprisingly strong economic data releases in the US, changing governments in a number of European countries, and a coordinated effort by central banks, particularly the European Central Bank (“ECB”), to support the viability of the financial system. During this period, the AQR Global Equity Fund Class I shares (the “Fund”) returned -6.68% for the year, underperforming its benchmark index by -1.14%.

The Fund is actively managed, and it seeks to outperform its benchmark in three ways: by selecting stocks within each country and by using futures and forwards contracts to over-and under-weight countries and currencies relative to the benchmark. Details on each of the strategies are provided below.

The stock selection strategies had a good year driven by positive performance in the US, continental Europe and Japan. The UK strategy detracted while the Canada strategy was flat for the period. The US strategy performed well in 2011 driven by the momentum, valuation and industry valuation signals, outweighing detraction from industry momentum factors. In continental Europe outperformance came from the positive performance in momentum oriented investment themes, both within and across industries, outweighing negative performance in valuation signals. The positive performance in Japan was mainly driven by valuation and industry valuation signals. The negative performance in the UK was due to valuation and earnings quality signals, outweighing positive performance of momentum factors.

Tactically, we now are underweight value in continental Europe and Japan, while being overweight value in the UK and the US.

The country selection strategy contributed positively to fund performance in 2011. Both value and fundamental momentum added, while price momentum detracted. The high volatility in equity markets was challenging for price momentum, but moves in exchange rates and trade based indicators performed well during 2011. Overall, value performed well in the first half of the year, while momentum based signals contributed in the second half. The third quarter was the only down quarter in the year.

The portfolio’s gains were concentrated in our overweights of the UK and US equity markets. The UK overweight, which was motivated by strong price momentum and

AQR Funds	Annual Report	December 2011	1

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

attractive valuation, outperformed as the UK equity market proved relatively immune to the eurozone financial and sovereign debt problems. Gains to the US overweight occurred mainly during the third quarter, when US markets held up relatively well in a de-risking environment marked by a global economic slowdown and an escalating crisis in Europe. Germany and France were also positive contributors, primarily because of outperformance during the first half of the year. By contrast, an overweight in Italy detracted from performance as its equity market was hit by a worsening economic outlook and concerns about the country’s ability to finance its national debt. Our positioning in Japan, where we were underweight during the first half of the year, and overweight during the second half, also contributed negatively. Japanese equities rallied early in the year due to positive earnings announcements, but declined during the second half as exporting firms were hurt by an appreciating Japanese Yen.

The UK remains the top overweight position in the portfolio as strong price momentum more than offsets the decline in economic fundamentals and worsening valuation we have seen in recent months. France is now the second-largest overweight based on a combination of attractive value and an improving sentiment view. Improving sentiment is driven by companies in the CAC 40 index experiencing lower deterioration in earnings expectations than companies in other European indices. Meanwhile, Australia continues to be our largest underweight due to expensive valuations and deteriorating fundamentals. The US and Japan are additional underweights. The US positioning is motivated by expensive valuations, while Japanese positioning is driven principally by negative price momentum and a strengthening currency.

We continue to favor European equity markets. Over the recent quarter, our overweight in eurozone countries has moderately increased as we continue to see attractive value opportunities in the region. Valuation spreads across developed equity markets widened over the course of the year, particularly during the third quarter. This widening was caused by a flight to quality associated with de-risking moves, which favored expensive equity markets and hurt cheap ones, especially those in Europe.

The currency selection strategy detracted significantly from fund performance in 2011, as interest rate and price momentum related factors underperformed. Fluctuations in sentiment created risk-on and risk-off moves that prevented clear trends from emerging in currency markets, making momentum trading very challenging. Heightened volatility associated with these moves also created an unfavorable environment for carry trades. In addition, the sharp changes in monetary policy over the year proved a challenging environment for our attempts to predict the direction of interest rates. An example of this is the interest rate increases by the ECB mid-year that were later reversed. Valuation themes had relatively flat performance over the course of the year as we saw mixed performance from our different indicators. Losses were concentrated in the second and third quarters, while we saw some positive contributions at the start and at the end of the year.

Our least successful positions were our underweights in the over-valued Japanese yen and Swiss franc. Both of these low yielding currencies appreciated significantly during the first three quarters of 2011, as investors sought a safe haven from the ongoing European sovereign credit crisis. In response to this move, the Swiss National Bank intervened meaningfully in the currency markets in early September to devalue the currency and effectively cap its exchange rate versus the euro. This caused a reversal in the franc appreciation trend, and resulted in some gains to our short position during the fourth quarter. Similar attempts to intervene by the Bank of Japan proved less successful however, and the yen continued to outperform into the end of the year. One currency that contributed positively throughout the year was the U.S. dollar, which benefited on both an underweight position during the first half, and an overweight during the second half.

Going forward, we see attractive opportunities in the British pound and U.S. dollar, where cheap valuation is coupled with improving fundamentals. We also favor the Scandinavian currencies, which offer high and

2	AQR Funds	Annual Report	December 2011

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

improving levels of carry. Conversely, we continue to hold a large underweight in the euro, where the ongoing sovereign credit crisis has driven weakening economic fundamentals, poor price momentum and forced the ECB to lower interest rates. Additionally, we continue to view the Japanese yen and Swiss franc as expensive at current levels, and maintain our underweights in these two currencies.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2011 AQR GLOBAL EQUITY FUND PERFORMANCE SINCE COMMENCEMENT OF OPERATIONS AS A MUTUAL FUND
	1 Year	Since Inception (12/31/2009)
Fund - Class I: AQGIX	-6.68%	3.20%
Fund - Class N: AQGNX	-7.03%	2.87%
Fund - Class Y: AQGYX	-6.22%	3.64%

MSCI World Total Return (net of dividends) Index	-5.54%	2.75%

Performance data quoted represents past performance and does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/Y shares are 0.79%, 1.10% and 0.71%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR GLOBAL EQUITY FUND VS. MSCI WORLD TOTAL RETURN INDEX VALUE OF $10,000 INVESTED ON 12/31/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2011	3

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2011 AQR GLOBAL EQUITY FUND PERFORMANCE SINCE INCEPTION OF PREDECESSOR LIMITED PARTNERSHIP
	1 Year	3 Year	5 Year	Since Inception (6/30/2006)
Fund - Class I: AQGIX	-6.68%	11.77%	-3.33%	-0.78%
Fund - Class N: AQGNX	-7.03%	11.41%	-3.65%	-1.11%
Fund - Class Y: AQGYX	-6.22%	12.22%	-2.96%	-0.40%

MSCI World Total Return (net of dividends) Index	-5.54%	11.13%	-2.37%	0.08%

Performance data quoted represents past performance and does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/Y shares are 0.79%, 1.10% and 0.71%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR GLOBAL EQUITY FUND VS. MSCI WORLD TOTAL RETURN INDEX VALUE OF $10,000 INVESTED ON 6/30/06

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

4	AQR Funds	Annual Report	December 2011

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

Cliff Asness

Managing & Founding Principal

Ronen Israel

Principal

Oktay Kurbanov

Principal

John Liew

Founding Principal

Lars Nielsen

Principal

Dear Shareholder:

International equity markets experienced significant headwinds in 2011, particularly during the second half of the year. During the first half of the year, the MSCI EAFE Index (the “Index”) posted a positive return of +4.98%, but this was followed by a sharp decline of -16.31% in the second half of the year. For the full year, the index finished down -12.14%. In particular the third quarter was challenging for markets as we faced not only the resurgence of the European sovereign debt crisis, a crisis surrounding the United States debt ceiling, and the downgrade of the country’s long term credit by Standard and Poor’s, but also a rapidly deteriorating world economic outlook. Not surprisingly, these events were followed by a spike in risk-aversion and a significant deterioration in market sentiment. Towards the end of the year, however, equity markets rebounded after a series of surprisingly strong economic data releases in the US, changing governments in a number of European countries, and a coordinated effort by central banks, particularly the ECB, to support the viability of the financial system. During this period, the AQR International Equity Fund Class I shares (the “Fund”) returned -15.00% for the year, underperforming its benchmark index by -2.86%.

The Fund is actively managed, and it seeks to outperform its benchmark in three ways: by selecting stocks within each country and by using futures and forwards contracts to over-and under-weight countries and currencies relative to the benchmark. Details on each of the strategies are provided below.

The stock selection strategies had a good year driven by positive performance in continental Europe and Japan, while the UK strategy detracted. In continental Europe, outperformance came from positive performance in momentum oriented investment themes, both within and across industries, outweighing negative performance in valuation signals. The positive performance in Japan was driven mainly by valuation and industry valuation factors, outweighing negative performance in our management signaling theme. The negative performance in the UK was due to valuation signals, both within and across industries, while momentum worked well also both within and across industries.

Tactically, we now are underweight value in continental Europe and Japan, and overweight value in the UK.

The country selection strategy contributed positively to fund performance in 2011 driven by strong performance of valuation signals during the first half of the year in particular. Momentum had a negative contribution as volatile equity markets resulted in losses to our price based signals, though we saw some gains to our fundamental momentum signals based on exchange rates and trade. The third quarter was the only down quarter in the year.

The portfolio’s gains were concentrated in our overweight of the UK equity market, which was motivated by strong price momentum and attractive valuation. The UK was one of the top performing equity markets in the developed world, as it continued to be

AQR Funds	Annual Report	December 2011	5

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

relatively immune to the eurozone financial and sovereign debt problems. Germany and France were also positive contributors, primarily because of outperformance during the first half of the year. By contrast, an overweight in Italy detracted from performance as its equity market was hit by a worsening economic outlook and concerns about the country’s ability to finance its national debt. Our positioning in Japan, where we were underweight during the first half of the year, and overweight during the second half, also contributed negatively. Japanese equities rallied early in the year due to positive earnings announcements, but declined during the second half as exporting firms were hurt by an appreciating Japanese Yen.

The UK remains the top overweight position in the portfolio as strong price momentum more than offsets the decline in economic fundamentals and worsening valuation we have seen in recent months. France is now the second-largest overweight based on a combination of attractive value and an improving sentiment view. Improving sentiment is driven by companies in the CAC 40 index experiencing lower deterioration in earnings expectations than companies in other European indices. Meanwhile, Australia continues to be our largest underweight due to expensive valuations and deteriorating fundamentals. Japan is a modest underweight driven principally by negative price momentum and the strengthening of the Japanese Yen.

We continue to favor European equity markets. Over the recent quarter, our overweight in eurozone countries has moderately increased as we continue to see attractive value opportunities in the region. Valuation spreads across developed equity markets widened over the course of 2011, particularly during the third quarter. This widening was caused by a flight to quality associated with de-risking moves, which favored expensive equity markets and hurt cheap ones, especially those in Europe.

The currency selection strategy detracted significantly from fund performance in 2011, as interest rate and price momentum related factors underperformed. Fluctuations in sentiment created risk-on and risk-off moves that prevented clear trends from emerging in currency markets, making momentum trading very challenging. Heightened volatility associated with these moves also created an unfavorable environment for carry trades. In addition, the sharp changes in monetary policy over the year proved a challenging environment for our attempts to predict the direction of interest rates. An example of this is the interest rate increases by the ECB mid-year that were later reversed. Valuation themes had relatively flat performance over the course of the year as we saw mixed performance from our different signals. Losses were concentrated in the second and third quarters, while we saw some positive contributions at the start and at the end of the year.

Our least successful positions were our underweights in the over-valued Japanese yen and Swiss franc. Both of these low yielding currencies appreciated significantly during the first three quarters of 2011, as investors sought a safe haven from the ongoing European sovereign credit crisis. In response to this move, the Swiss National Bank intervened meaningfully in the currency markets in early September to devalue the currency and effectively cap its exchange rate versus the euro. This caused a reversal in the franc appreciation trend, and resulted in some gains to our short position during the fourth quarter. Similar attempts to intervene by the Bank of Japan proved less successful however, and the yen continued to outperform into the end of the year. The biggest positive contributor was the U.S. dollar, which benefited on an overweight position during the second half.

Going forward, we see attractive opportunities in the British pound and U.S. dollar, where cheap valuation is coupled with improving fundamentals. We also favor the Scandinavian currencies, which offer high and improving levels of carry. Conversely, we continue to hold a large underweight in the euro, where the ongoing sovereign credit crisis has driven weakening economic fundamentals, poor price momentum and forced the ECB to lower interest rates. Additionally, we continue to view the Japanese yen and Swiss franc as expensive at current levels, and maintain our underweights in these two currencies.

6	AQR Funds	Annual Report	December 2011

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2011 AQR INTERNATIONAL EQUITY FUND PERFORMANCE SINCE COMMENCEMENT OF OPERATIONS AS A MUTUAL FUND
	1 Year	Since 9/29/2009	Since Inception (8/28/2009)
Fund - Class I: AQIIX	-15.00%	-1.84%	na
Fund - Class N: AQINX	-15.27%	-2.04%	na
Fund - Class Y: AQIYX	-14.66%	-1.45%	0.15%

MSCI EAFE Index	-12.14%	-1.26%	-0.05%

Performance data quoted represents past performance and does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/Y shares are 1.03%, 3.50% and 0.77%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR INTERNATIONAL EQUITY FUND VS. MSCI EAFE INDEX VALUE OF $10,000 INVESTED ON 9/29/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2011	7

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2011 AQR INTERNATIONAL EQUITY FUND PERFORMANCE SINCE INCEPTION OF PREDECESSOR LIMITED PARTNERSHIP
	1 Year	3 Year	5 Year	Since Inception (7/31/2004)
Fund - Class I: AQIIX	-15.00%	8.72%	-5.51%	3.58%
Fund - Class N: AQINX	-15.27%	8.46%	-5.78%	3.27%
Fund - Class Y: AQIYX	-14.66%	9.10%	-5.17%	3.95%

MSCI EAFE Index	-12.14%	7.65%	-4.72%	4.01%

Performance data quoted represents past performance and does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/Y shares are 1.03%, 3.50% and 0.77%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR INTERNATIONAL EQUITY FUND VS. MSCI EAFE INDEX VALUE OF $10,000 INVESTED ON 7/31/2004

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

8	AQR Funds	Annual Report	December 2011

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

Ronen Israel

Principal

Mark Mitchell, Ph.D.

Founding Principal, CNH Partners

Lars Nielsen

Principal

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

The Diversified Arbitrage Fund Class I returned 0.99% during the 2011 calendar year. During the corresponding period, the BofA Merrill Lynch 3 Month Treasury Bill Index (the Fund’s benchmark) returned 0.10% and the S&P 500 returned 2.11%. Based on monthly return data, the Fund’s equity market beta (relative to the S&P 500) since inception (January 15, 2009) through December 31, 2011 is 0.06 and its annualized volatility is 2.8%.

Arbitrage strategies involving corporate securities were stable through the first half of 2011. However, beginning in early August, increased uncertainty involving European sovereign debt caused an increase in risk aversion and a commensurate widening of arbitrage spreads. Spread widening first affected the merger market and was likely exacerbated by redemption-related selling by one or more large merger arbitrage hedge funds. This resulted in a doubling of annualized merger spreads, from roughly 5% to more than 10%. Cheapening in the convertible bond market followed approximately one month later as long-only convertible funds and Wall Street trading desks reduced their convertible exposures. By the end of 2011, the discount of convertible bonds relative to their theoretical values was in the 90th percentile.

The Fund invests in multiple arbitrage and alternative investment strategies, and tactically allocates to strategies based on relative attractiveness. The long-run strategic allocations to merger arbitrage, convertible arbitrage, and event arbitrage are 33% each. However, as displayed in the table below, strategy weights have varied significantly since the Fund’s inception. For example, the allocation to merger arbitrage decreased to 23% at the end of 2010 and subsequently rebounded to 35% by year-end 2011. Other notable changes in strategy weights during the year include a reduction in credit-related trades reflecting fewer corporate bond issuances and a reduction in secondary market trading, a reduction in dual-class arbitrage trades caused by tightening dual-class spreads, a reduction in price-pressure trades caused by abnormally low corporate security issuance, and an increase in SPAC (Special Purpose Acquisition Corporations) holdings resulting from increased activity in the SPAC IPO market. While the convertible arbitrage strategy displays only minor year-end variations, as discussed below, intra-year variations have been significant.

AQR Funds	Annual Report	December 2011	9

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

ARBITRAGE STRATEGY WEIGHTS AS PERCENTAGE OF TOTAL LONG MARKET VALUE
Strategy	12/31/09	12/31/10	12/31/11
Convertible Arbitrage	44%	38%	36%
Merger Arbitrage	34%	23%	35%
Credit	1%	15%	10%
Dual-Class Arbitrage	12%	8%	5%
Price Pressure	4%	6%	1%
SPACs	1%	3%	6%
Private Investment in Public Equity (“PIPEs”)	0%	3%	2%
Closed-End Fund Arbitrage	2%	0%	2%
Other Arbitrage and Alternative Investment Strategies	2%	4%	3%

As measured by the percentage of long market value, convertible arbitrage continues to have the largest strategy weight. Convertible arbitrage involves the purchase of a convertible security at a price below its fundamental or intrinsic value, and the contemporaneous hedging of the convertible’s risk via shorting the underlying stock. In addition to hedging equity risk, convertible arbitrage investments often require hedging of credit and interest rate risk. With a fully hedged position, the arbitrageur profits when the difference between the convertible security’s fundamental value and its traded value converges. As discussed in prior letters, the convertible bond market unraveled during the 2008 financial crisis causing convertible bonds to trade at significant discounts to fundamental values. As financial markets stabilized in 2009, convertibles richened and as of mid-2011, the median discount of convertible prices relative to their theoretical values was roughly at the long-term historical average. In response to systematic richening in the convertible market, we took two actions. First, we reduced the Fund’s allocation to convertible arbitrage. Second, we repositioned the convertible portfolio to hold equity-sensitive convertibles where the equity short provides a direct hedge to the long convertible position. Both of these actions helped to insulate the Fund from losses during the second half of 2011 when convertible securities cheapened considerably as the European sovereign risk crisis unfolded. Although bond cheapening causes losses even if positions are perfectly hedged (this is essentially the definition of “cheapening”), cheapening episodes are often accompanied by unexpectedly high volatility in the underlying stocks. Because of the convexity inherent in a convertible security’s structure, this volatility allows the arbitrageur to create trading profits as the convertible’s hedge ratio changes with stock price changes. That is, as the stock price underlying the convertible security falls, the arbitrageur reduces the short position by buying stock (buy low) and as the stock price rises, the arbitrageur increases the short position by selling stock (sell high). These trading profits are more likely to be obtained with equity-sensitive convertible bonds where the equity option embedded in the convertible security comprises more of the bond’s value. Whereas, convertible arbitrage funds, as reported by various hedge-fund indices, suffered portfolio losses in 2011, the Fund actually profited. Convertible arbitrage contributed -0.01% to the Fund’s return in the second half of 2011 and contributed +0.32% to the Fund’s return for the year. Importantly, in light of the substantial cheapening that occurred due to selling by long-only holders and by Wall Street market makers, the Fund’s year-end portfolio of hedged convertible securities are attractively cheap relative to historical measures.1

Merger arbitrage involves the assumption of deal failure risk following publicly announced mergers and acquisitions. The most common merger arbitrage trade involves the purchase of the target company’s

[1]

It is important to note that the Fund’s investment in a convertible bond is based on the cheapness of the bond relative to its fundamental value rather than on a view about the underlying stock price. Specifically, we hedge our long position and attempt to capture the cheapness of the convertible by shorting the stock of the underlying issuer, and by hedging systematic credit and interest rate risk.

10	AQR Funds	Annual Report	December 2011

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

equity. Depending on the structure of the transaction, additional trades are used to hedge market and industry risk. For example, in a merger where the consideration is the acquirer’s stock, the Fund seeks to hedge market and industry exposure by shorting the stock of the acquiring company in an amount based on the exchange ratio specified in the merger agreement. Conditions for investing in merger arbitrage are especially attractive when deal spreads (the percentage difference between the consideration offered by the acquiring firm and the stock price of the target firm) are wide and when merger activity is robust. The Fund began 2011 with a low weight in merger arbitrage, a result of the large number of merger closings in December 2010.2 Because of strong deal flow at the beginning of 2011, the Fund quickly increased its allocation to merger arbitrage back to long-term target levels. During the third quarter of 2011, annualized merger spreads, which began the year around 5%, more than doubled to over 10%. This was caused by significant selling in the merger market in part caused by greater fundamental risk related to increased macroeconomic uncertainty but also caused by redemption-induced selling by some large funds. In our view, since spread widening was in excess of that due solely to declining fundamentals, the Fund increased its exposure to merger arbitrage to 40% during the fourth quarter. By year-end, merger deal spreads had contracted to their beginning-of-year levels. Overall, the Fund realized +0.95% from the merger arbitrage strategy for the year, a result of a substantial number of investable mergers, frequent increased offers, few adverse merger failures, and the tactical allocation towards merger arbitrage when spreads widened during the third quarter. Looking forward to 2012, we expect merger activity and spreads to be similar to those observed in 2011.

As shown in the table above, within the credit event driven/alternative investments category, credit has the largest sub-strategy weight at 10% of total long market value. The credit sub-strategy consists primarily of short-term (average duration of 12-15 months) corporate debentures. Historically, as we have documented using our proprietary corporate debenture database, short-dated corporate debentures, particularly in the high-yield arena, produce excess returns after accounting for systematic credit and interest rate risk. We postulate that the reason for the excess returns is that fixed-income investors often choose to exchange short-term debentures for longer-term debentures in order to generate higher-expected returns associated with bearing greater systematic credit risk. We focus on short-dated debentures issued by companies that have stable near-term cash flow and sufficient assets to retire the debenture at maturity. We view this trade as similar to a long-dated cash merger trade, but one in which the downside is contractually protected by the underlying indenture. This is not to say that the trade is absent risk. Rather, the systematic component of risk is minimal, a direct result of the short-dated nature of the investments. Our analysis using our proprietary database shows that the modest systematic credit and interest rate risk that remains can be hedged at the portfolio level using credit default swaps and Treasury futures. The Fund’s exposure to Credit declined in 2011 from 15% as of year-end 2010 because of a reduction in the issuance of new debentures which resulted in a contraction in portfolio rebalancing by investors that choose to exchange short-term debentures for newly issued longer-term debentures.

The second largest sub-strategy within the event-driven/alternative investment category is SPACs. SPACs are corporations that raise cash through an initial public offering, and place the cash in a trust to be used to acquire an operating company. The number of SPAC initial public offerings has increased during the past year allowing the Fund to increase its exposure from 3% a year ago to its current 6%. Because SPAC assets are held in trust accounts invested in Treasury securities while the SPAC sponsors search for assets to acquire, these investments have very little risk. On the low side, SPACs will generate Treasury bill returns. However, if the SPAC sponsor finds a good acquisition at a great price, the embedded call option on the acquisition target provides significant upside to SPAC investors.

[2]	It is not uncommon for a disproportionate number of pending mergers to close in December as merging companies often prefer to avoid having multiple legal entities in the ensuing year.

AQR Funds	Annual Report	December 2011	11

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

Dual-class arbitrage represents the third largest sub-strategy within the event-driven/alternative investment category. Dual-class arbitrage involves trading two classes of stocks issued by the same firm where each class has identical rights to the underlying cash flows of the firm. When the prices of the two classes of stock diverge, buying the low-price share class and shorting the high-price share class generates excess returns on average. In addition, because the dual-class arbitrage strategy has a negative beta, it helps to reduce the systematic equity market risk in the portfolio. As dual-class spreads tightened during the year, the Fund reduced its exposure to dual-class arbitrage from 8% to 5%.

Other sub-strategies (price pressure, PIPEs, closed-end-funds, and other arbitrage and alternative investments) collectively account for 8% of the Fund’s portfolio. The price pressure sub-strategy saw a reduction in exposure from 6% to 1%, a direct result of the decrease in corporate security issuances, particularly in the convertible market. The event-driven/alternative investments category contributed -0.19% to the Fund’s return in 2011, with positive contributions from credit, SPACs, and closed-end-fund arbitrage, offset by negative contributions from dual-class arbitrage, price pressure and other arbitrage and alternative investments.

Overall, the Fund realized a modest +0.99% return in 2011. As of year-end, arbitrage markets in corporate securities are largely stable, especially in the context of current worldwide economic and financial uncertainty. An exception is convertible arbitrage. As noted above, convertible securities are trading well below fundamental values relative to historical levels as a result of widespread selling by long-only holders and by Wall Street market makers seeking to reduce their inventories of convertibles in response to changing regulations and increased macro-economic uncertainty. As of year-end, strategy weights are near long-run expected levels. We anticipate increasing the exposure to convertible arbitrage, however, our ability to do so is constrained by the weak new-issue market and thin secondary market trading. In addition, our leverage is constrained as a 40-Act fund which forces us to focus on less equity-sensitive convertibles that are slightly cheaper but less efficiently hedged. We are exploring various ways to loosen this leverage constraint to allow us to increase the Fund’s exposure in well-hedged equity sensitive convertibles. With respect to the merger market, predicting the deal pipeline with any degree of reliability is difficult due to shocks from the macro-economic environment. If anything, we expect a continuation of the current environment, that is, a steady but less than robust flow of high-quality mergers and somewhat tight spreads and roughly average expected returns. Opportunities in event-driven/alternative investments will depend on the level of corporate activity related to new capital issues and restructuring events. Importantly, irrespective of where the Fund deploys capital in 2012, we will continue to hedge systematic equity, credit, and interest rate risk, with the intention of delivering uncorrelated positive returns.3

[3]

Note that the Fund utilizes various derivatives instruments (e.g., futures, options, forwards, and swaps), primarily to hedge against systematic risks including credit risk and interest rate risk. While the purpose of employing derivatives instruments is to decrease the Fund’s overall risk, hedging instruments are imperfect tools and their success depends on the degree of price correlation between the derivative instruments and the assets being hedged. Imperfect correlation may be caused by several factors, including temporary price disparities between derivative markets and markets for the underlying assets.

12	AQR Funds	Annual Report	December 2011

Shareholder Letter (Unaudited)

AQR DIVERSIFIED ARBITRAGE FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2011 AQR DIVERSIFIED ARBITRAGE FUND
	1 Year	Since Inception (1/15/2009)
Fund - Class I: ADAIX	0.99%	5.03%
Fund - Class N: ADANX	0.68%	4.71%

Merrill Lynch 3-Month T-Bill Index	0.10%	0.15%

Performance data quoted represents past performance and does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 2.63% and 2.93%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR DIVERSIFIED ARBITRAGE FUND VS MERRILL LYNCH 3-MONTH T-BILL INDEX VALUE OF $10,000 INVESTED ON 1/15/2009

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2011	13

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

Cliff Asness

Managing & Founding Principal

John Liew

Founding Principal

Brian Hurst

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

In 2011, the Fund’s Class I shares returned -6.37% and realized an annualized volatility of 9.0%. During this same period, the BofA Merrill Lynch 3 Month Treasury Bill Index (the Fund’s benchmark) returned 0.10%. The Barclay BTOP50 index, which contains 28 of the largest Managed Futures hedge funds by AUM, was down -4.11% over this same period. The Fund’s assets grew to $1.6 B by the end of December, reflecting strong investor demand for an actively run managed futures fund in the mutual fund space.

The Fund invests both long and short across a portfolio of futures contracts and futures-related instruments, utilizing more than 100 contracts across four major asset classes: commodities, currencies, fixed income, and equity markets. The Fund pursues a trend-following strategy, and as such, it tends to perform well when there are persistent trends in markets and suffers when there is a lack of trends or when trends reverse sharply. In 2011, the Fund realized gains in fixed income markets, benefiting from a consistent decline in global interest rates throughout the year. Those gains were offset by losses in equity, currency, and commodity markets, where choppy markets and sharp reversals resulted in losses for trend following strategies. For example, global equity and commodity markets declined sharply in mid-March following the Japanese earthquake, only to rebound back strongly by the end of the month, leading to losses for short-term trend-following strategies. In the third quarter of 2011, there was a reversal in long-standing bullish trends in equities, commodities and carry-sensitive currencies due to the European sovereign debt crisis, which led to losses for long-term trend following strategies. Additionally, both short-term and long-term trend following strategies suffered losses in October, as risky markets rebounded very sharply following bearish trends that had been building up throughout Q3.

By design, the Fund tactically changes the amount of risk it takes in pursuing trends across the four major asset classes depending on the relative attractiveness of the trend-following opportunities within each asset class. The Fund will invest more in an asset class when there are perceived strong trends across many assets within that particular asset class. The Fund began the year with a reduced allocation to fixed income, and ended the year with its largest risk allocation in fixed income and commodities.

14	AQR Funds	Annual Report	December 2011

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

In addition, the Fund also tactically changes the level of risk it targets depending on the strength and correlation of trends across the four asset classes. The Fund started 2011 targeting 13% annualized volatility (the maximum ex-ante risk the Fund will target), as there were strong and correlated trends in equity, risk currency, and commodity markets following the strong performance of those markets in late 2010. The Fund reduced its risk target over May and June as the performance of different markets diverged, and did not take risk back up until September. The Fund ended the year at a reduced target of 7% annualized volatility. Below is a summary of the asset class risk exposures throughout 2011:

Asset Class Exposure (% of Risk Allocation)
	12/31/2010	3/31/2011	6/30/2011	9/30/2011	12/31/2011
Fixed Income	7%	15%	30%	28%	30%
Commodities	32%	16%	13%	19%	32%
Currencies	29%	39%	38%	22%	17%
Equities	32%	30%	19%	31%	21%

Within each of the asset classes, the fund pursues short-term trend strategies, long-term trend strategies and over-extended trend strategies. Overall, short-term trend strategies were slightly positive in 2011. Within short term trend strategies, the shorter horizon signals (a month or less) performed very poorly, while longer horizon signals (around three months) performed very well. Long-term trend strategies performed poorly, detracting in every asset class outside of fixed income. Long-term trend following strategies were particularly hurt in Q3, when long-standing bullish trends in a number of markets reversed sharply. The over-extended trend strategies helped dampen volatility and even added to performance over this period, especially in commodities, where the Fund’s long exposures were reduced on long-term overextended trend indicators.

The Fund gained 7.0% in the fixed income markets in 2011. The Fund started the year with small long positions in most fixed income instruments. The first quarter saw fixed income losses, as optimism about economic recovery led to increases in global bond yields. However, sovereign debt fears resurfaced and macro fears led to worldwide yield declines over the course of the rest of the year, especially in the third quarter. By the end of the year, central banks such as the European Central Bank (“ECB”) and Reserve Bank of Australia (“RBA”) were cutting interest rates and turning increasingly dovish. The Fund benefitted from these yield declines as it increased its fixed income longs throughout the year.

The Fund lost -6.8% in equities in 2011. The Fund suffered losses in long term trend following signals, particularly in the third quarter when equity markets dropped sharply following a choppy but generally up-trending period over the prior 12 months. Short term trend signals did not help to mitigate the losses, as uncertainty over the year led to very choppy markets. The largest losses were in European countries, where worries over the sovereign debt crisis alternating with proposed solutions to the crisis led to extreme choppiness in those markets.

The Fund lost -4.0% in currencies over the course of the year. Most of the losses came in the third quarter, when risk aversion led to a strong carry unwind, as growing economies which had started to raise interest rates saw their currencies depreciate relative to low yielding (or safe-haven) currencies like the U.S. Dollar, Japanese Yen, and Swiss Franc. The Fund lost money over the quarter due to long positions in high carry, high growth currencies as well as from U.S. Dollar strengthening. Over the course of the year, the Swiss

AQR Funds	Annual Report	December 2011	15

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

Franc and British Pound were large positive contributors, while the Fund suffered losses in the Swedish Krona, Japanese Yen, Norwegian Krone, and the Euro.

In commodities, the Fund lost -2.6% in 2011. The Fund profited from a bearish trend in natural gas and bullish trends in gold, and brent crude oil, but lost money in the agricultural commodities, industrial metals, and the other energies. Commodities markets generally suffered from choppiness, for example exhibiting sharp sell-offs in the first week of May and in September. Long term overextended trend signals helped to mitigate some of those losses

The Fund’s performance in 2011 was disappointing. While we are always disappointed by negative performance, the Fund did behave as expected in this environment. Trend following strategies tend to do poorly in sharp reversals and choppy markets, which characterized the markets this year. However, losses were mitigated by the Fund’s construction which emphasizes diversification across assets, asset classes, and signals. In particular, strong trends in fixed income markets helped to offset the losses from trend following in other markets. Short-term trend-following and overextended strategies were positive throughout the year, helping offset losses from long-term trend following. We continue to pursue a risk-balanced approach in investing across the major asset classes, and trust that doing so will benefit the Fund in the long-run.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2011 AQR MANAGED FUTURES STRATEGY FUND
	1 Year	Since Inception (1/6/2010)
Fund - Class I: AQMIX	-6.37%	-0.66%
Fund - Class N: AQMNX	-6.59%	-0.91%

Merrill Lynch 3-Month T-Bill Index	0.10%	0.12%

Performance data quoted represents past performance and does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 1.28% and 1.56%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

16	AQR Funds	Annual Report	December 2011

Shareholder Letter (Unaudited)

AQR MANAGED FUTURES STRATEGY FUND

AQR MANAGED FUTURES STRATEGY FUND VS. MERRILL LYNCH 3-MONTH T-BILL INDEX VALUE OF $10,000 INVESTED ON 1/6/10

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2011	17

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

John Liew

Founding Principal

Brian Hurst

Principal

Michael

Mendelson

Principal

Yao Hua Ooi

Principal

Dear Shareholder:

On December 31, 2011, the AQR Risk Parity Fund completed its first full fiscal year. From December 31, 2010 through December 31, 2011, the Fund’s Class I shares returned +5.45% and realized an annualized volatility of 8.24%. During this same period, the Fund’s benchmark the BofA Merrill Lynch 3 Month Treasury returned 0.10% and a 60/40 benchmark consisting of 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index returned 5.19% at an average realized volatility of 13.21%. The Fund’s net assets across all share classes grew to $389 million by the end of 2011.

Through the use of derivatives such as futures and swaps, the Fund invests across a wide variety of global markets, including: developed and emerging market equities, fixed income and currencies, global credit (corporate, government, and mortgage), and commodities in an attempt to build a truly diversified portfolio where all asset classes matter, but no one asset class matters too much. Risk Parity investing involves allocating investments by risk which means that instruments which have lower risk will generally be allocated larger capital than instruments which are deemed more risky. As markets move through different risk regimes, the portfolio is dynamically adjusted to help keep the overall portfolio risk and balance of risks across asset classes fairly steady through time. We believe this leads to more consistent results, reduces tail risk associated with investments in the capital markets, and enables the investor to remain invested through more difficult market environments.

In addition to varying position sizes to control for increasing or decreasing risk expectations, we also overlay modest portfolio tilts based on AQR’s proprietary expected return models, which include signals based on carry, momentum, valuation, and other important economic variables. These views determine over- and underweights across a broad array of global markets. The ultimate goal is to build a portfolio that in the long run will deliver higher returns at a risk level similar to that of traditional portfolios by combining a better asset allocation with return-boosting tactical tilts. The Fund will remain long all of the markets in which we invest while averaging a moderate (under 0.5 on average) beta to the stock market over a full market cycle.

The targeted annualized volatility for the Fund is 10%, on average, which varies modestly over time based on our perceptions of tactical opportunities within the different asset classes we trade. Over the first half of the year, our tactical signals indicated an attractive environment for all four major risk premia in the Fund. In addition, our estimates of market risk were moderate, leading to Fund exposure levels that were higher than normal.

The resurgence of European sovereign concerns in the third quarter led to a big increase in volatility of all risky assets, and our tactical models picked up on the negative trends in equities and commodities, leading to a more bearish stance on those markets. As a result, we reduced exposures in all asset classes during the third

18	AQR Funds	Annual Report	December 2011

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

quarter, with the largest reductions in equities and credit. Overall, Fund exposures were reduced by about one-third over the third quarter. Due to persisting higher volatility in equities, credit, and commodities, exposure levels remained low toward the end of the year. In order to maintain portfolio risk at a steady target, the Fund moved from a 0.45 beta versus the S&P 500 Index in the second quarter to a 0.20 beta in the third and fourth quarters. However, given the recovery in markets in the fourth quarter, the Fund ended the year with bullish tilts toward fixed-income, credit, and equities and a bearish tilt toward commodities.

The Fund experienced gains in only two of the four major asset class buckets for the full year. To a net return of 5.4% for 2011, fixed income contributed 10.1%, inflation-linked assets contributed 1.7%, equities detracted -3.5%, and credit assets detracted -3.1%. Returns to cash in the portfolio added another 0.1%. The tactical tilts we made in the Fund added to returns in fixed income and credit, but detracted in equities and inflation, on net adding 0.1% to the Fund’s return. Like risk, returns for the year were shaped heavily by the declining global economic outlook and fiscal problems in the European periphery. These dual trends took hold in the third quarter, generating poor returns for nearly all risky assets, especially for markets outside the U.S.

In the equity bucket, the Fund was tactically overweight equities through the first half due to short- and long-term momentum signals. With the global market declines and rising volatility in August, we trimmed notional positions by over 50%, largely driven by higher estimates of equity volatility, and partially due to increasingly bearish views in our trend-following signals. Despite the rapid reduction in position size through August, third quarter equities losses were still large enough to outweigh gains from the rest of the year. Our tactical tilts in equities detracted for the year, with a -0.6% return to trend-following strategies and -0.3% return to macro timing strategies. Both tactical tilts were hurt by overweights in equities going into the third quarter based on positive momentum in both prices and fundamental economic data up to that point. Capital allocation to equities rose slightly from the lows of August, but still finished the year well below our expected long-term average due to elevated risk expectations.

In the nominal bond bucket, the Fund entered the year with a weak tactical overweight on bonds that grew stronger through the year based mostly on positive price trends. Nominal rates continued to fall in the second half as economic news turned more negative and central banks coordinated to provide greater liquidity to markets. Tactical overweights to bonds from asset-timing and trend-following models contributed 1.3% to performance, mostly in the second and third quarters. Relative value trades in fixed-income were flat for the year. The Fund finished the year bullish on fixed-income, and especially bullish on Japanese bonds due to positive price momentum. U.K. gilts were underweight at year-end due to high relative valuation.

In the inflation bucket, the Fund began the year with an overweight on commodities based on strong macroeconomic growth indicators as well as positive market momentum. This contributed modestly to performance in the first quarter as improving economic forecasts and political turmoil in the Middle East pushed most commodity sectors higher, but detracted heavily during the third quarter as assets sensitive to macro economic growth declined. For the year, commodities detracted 1.7% from Fund performance, of which 0.3% was due to poor trend-following performance. The Fund ended the year with a tactical underweight in commodities driven by deteriorating global economic growth. Inflation-linked bonds performed well throughout the year, contributing 3.5%, as real rates fell in the U.S., UK, and France on expectations of lower growth.

In the credit bucket, the Fund suffered from large losses during the third quarter as credit spreads widened drastically and emerging market currencies fell in value. A strong fundamental environment for credit spreads and positive credit market momentum led us to overweight high yield credit at the start of

AQR Funds	Annual Report	December 2011	19

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

the year. Although notional exposure to credit assets fell nearly 60% due to rising risk estimates in the third quarter’s resurgence of European debt worries, we maintained a tactical overweight on high yield debt due to attractive spreads and strong corporate balance sheets through the end of the year. While our tactical overweight to high yield credit hurt us throughout the year, we benefited from tactical underweights to emerging currencies and commercial mortgage backed spreads throughout the year.

This has been a good first full year for the Fund, as it managed to beat the benchmark’s return at a much lower level of volatility. We believe the Fund’s especially strong relative performance in the third quarter’s adverse environment showed the benefits of broad risk-based diversification and volatility targeting. We remain significantly concerned about the health of the European economy and, in particular, its financial system. Further, the potential global spillover effects of a bad resolution of the current crisis adds risk to all markets, something we believe is reflected in our current elevated risk estimates. We remain confident, however, that the diversification of a risk parity approach provides a sound allocation for the unusually wide variety of potential market environments we may face in the coming year.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2011 AQR RISK PARITY FUND

	1 Year	Since Inception (9/29/2010)
Fund - Class I: AQRIX	5.45%	7.62%
Fund - Class N: AQRNX	5.12%	7.27%

Merrill Lynch 3-Month T-Bill Index	0.10%	0.12%

Performance data quoted represents past performance and does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 3.80% and 3.96%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

20	AQR Funds	Annual Report	December 2011

Shareholder Letter (Unaudited)

AQR RISK PARITY FUND

AQR RISK PARITY FUND VS. MERRILL LYNCH 3-MONTH T-BILL INDEX VALUE OF $10,000 INVESTED ON 9/30/10

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	December 2011	21

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

John Liew

Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Mark Mitchell, Ph.D.

Founding Principal, CNH Partners

Todd Pulvino, Ph.D.

Founding Principal, CNH Partners

Dear Shareholder:

The Multi-Strategy Alternative Fund attempts to provide attractive risk-adjusted returns by providing exposure to a broadly-diversified portfolio of classic, relative-value alternative strategies. We include strategies that are liquid and which can be built to be low-to-uncorrelated with traditional markets, something we believe should be a key feature of alternative strategies that are meant to be a source of diversifying returns. We believe in providing a great deal of transparency, which means providing insight into our investment process and the economic themes we seek to capture in addition to positions.

Our focus on providing a broadly-diversified portfolio starts with including nine major categories in our Fund. They are Long/Short Equity, Equity Market Neutral, Dedicated Short Bias, Emerging Markets, Convertible Arbitrage, Event Driven, Global Macro, Managed Futures and Fixed Income Relative Value. We believe that each of these categories offers good long term risk-adjusted returns, but they each go through good times and bad times. The key is that they usually go through ups and downs at different times, thus allowing us to benefit by diversifying across the nine and generating more consistent long-term performance. Underlying the nine major categories are approximately 60+ strategies that make up the economic themes and classic strategies within the Fund. Each strategy is built from the bottom up by internal, experienced teams at AQR.

Our portfolio construction approach is to be as diversified and balanced as possible, starting with equal risk weighting as a baseline and then making small tactical tilts around the strategic risk allocation when we think strategies are conditionally attractive or unattractive. Because we are trading in these markets daily and because all of the strategies are managed in one portfolio, we can stay disciplined about rebalancing to our strategic weights, stay nimble by taking advantage of tactical opportunities and also provide efficient exposure by netting positions and transactions costs.

We target 10% annual volatility in the Fund and an annual return of 7-8% net of fees in excess of cash.

The Multi-Strategy Alternative Fund’s I shares returned -2.6% in 2011. This was a partial year for the Fund as it launched on July 18, 2011. While during the same period the Fund’s benchmark, the Bank of America Merrill Lynch 3 Month Treasury Index, had a slight positive return of 0.02%, the MSCI World Index lost 8.0% and the S&P 500 Index lost 2.6%. The year was challenging for funds like ours, which employ hedge fund-like investment strategies. The hedge fund industry, as measured by its major indices, posted its second worst annual performance ever. The Dow Jones Credit Suisse (DJCS) Hedge Fund Index lost 2.5% net of fees for the year and 4.1% over the July to December period. The investable DJCS Core Index lost 7.4% net of fees in 2011 and 6.5% since the Fund’s inception. The HFRI Fund Weighted Composite Index lost 5.0% net of fees in 2011 and 5.7% over the July to December period. The investable HFRX Global Hedge Fund Index lost 8.9% net of fees in 2011 and 6.9% since the Fund’s inception.

22	AQR Funds	Annual Report	December 2011

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

The main themes developing over the year were the sovereign debt crisis in Europe, US budget issues accompanied by a downgrade by S&P, and renewed uncertainty about the global economic recovery. Prices reacted sharply to these themes, which in some cases may have created price dislocations unrelated to fundamentals, such as excessive flow into perceived safe-havens. This was particularly true in the third quarter when global equity and commodity markets fell sharply and a strong flight-to-quality scenario played out across and within asset classes. The fourth quarter started with renewed optimism and risk appetite which saw global stock and commodity markets recover much of their third quarter losses. This rebound proved difficult to sustain, however, as concerns about the sovereign debt crisis in Europe and the threat of contagion for the global economy triggered a new wave of risk aversion for the remainder of the year. These developments affected adversely strategies with a beta to de-risking and flight-to-quality scenarios. Policymakers globally took active steps to accommodate economic growth by reducing or keeping stable key interest rates which helped sustain the rally in fixed income securities.

On a relative basis the Fund’s performance was slightly better than the performance of the major hedge fund indices and global equity markets. The Fund’s realized volatility was below target, realizing 5.5% volatility based on daily returns. The Fund’s realized beta to the MSCI World index was less than 0.1. Of the nine major categories, four had positive returns and five had negative returns. The estimated contributions were as follows:

Long/Short Equity: -1.1%

Equity Market Neutral: -1.1%

Dedicated Short Bias: 1.6%

Emerging Markets: -1.1%

Event Driven: 0.6%

Convertible Arbitrage: 0.5%

Global Macro: -2.1%

Managed Futures: -0.1%

Fixed Income Relative Value: 0.2%

Following is a more detailed review of the performance of the categories with notable contributions.

Dedicated Short Bias: The Fund profited from shorting stocks based on investor sentiment in US, Japanese and European markets. The UK portfolio detracted slightly. The category also benefited from being slightly net short the equity market (recall for the most part we hedge out the market exposure via a long portfolio) as stock markets fell on a net basis during the period since the Fund’s inception. The strategy contributed both in the third quarter and in the fourth quarter with September, October and particularly November contributing, and August and December detracting. Portfolio gains were driven largely by the US region, particularly in the month of November when heavily shorted stocks underperformed with the strong market reversal. The Japanese portfolio had modest contributions in both quarters, while the region of Europe detracted in the third quarter but contributed in the fourth quarter with heavily shorted stocks underperforming during both the rally and the subsequent reversal.

Event Driven: The category provided a strong contribution during the period, particularly in the fourth quarter. Returns were driven by merger deal spreads contracting from a high of above 15% in early August to below 7% at year-end accompanied by a very low incidence of deal failure. The Fund tactically increased its exposure to the category in mid-August to take advantage of merger spreads increasing sharply with the global de-risking early in the month. The Fund ended the year with a tactical underweight in the strategy to reflect normal spread levels but very slow deal flow.

AQR Funds	Annual Report	December 2011	23

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

Convertible Arbitrage: Converts cheapened in the third quarter due to increased market volatility around the US debt ceiling vote and later due to continuing macroeconomic uncertainty worldwide. However, the increased volatility benefited the strategy as the option component of equity sensitive names strengthened and gamma trading yielded some gains. New issuance remained very slow during this period. Cheapness continued to increase in the fourth quarter as high as 6.5% and remains above 5.5% levels, making converts attractively priced. We increased our tactical weight to 90% as a result with a view towards increasing it further to 100% once new issuance improves.

Emerging Markets: The category detracted significantly during the period with losses in the currency, equity directional and stock selection components. The currency relative value strategy drove the bulk of the performance with losses due mostly to carry and trend themes. Carry underperformed as high-yielding emerging currencies in Eastern Europe and Latin America sold off due to high beta to the global economic downturn. These losses were mitigated somewhat by our systematic carry drawdown control process. Trend factors took a hit as prior positive trends in Eastern European and Latin American currencies reversed in the third quarter. The equity directional and stock selection components, which were long throughout the period, also detracted with the global sell-off. The equity index relative value component contributed modestly.

Long/Short Equity: The category detracted significantly during the period with losses concentrated in the third quarter and positive performance in the fourth quarter. In the third quarter, losses came from being net long the market (recall again here for the most part we hedge out the market exposure of this strategy) while global equity markets sold off sharply. The UK portfolio also detracted with losses in most themes. In the fourth quarter, positive performance was concentrated in the month of October when global equity markets rallied on optimism about the global economic recovery. October saw positive performance from all geographical regions and from the directional component of the strategy. Renewed risk aversion in November and December resulted in negative performance. Our growth indicators in the stock portfolio contributed in all regions except the US, while our industry selection model contributed in all regions.

Equity Market Neutral: The category underperformed during the period, both in the third quarter and in the fourth quarter. In the third quarter, value themes suffered, particularly in Europe and the UK. The Japanese portfolio’s strong performance helped partially offset losses in the other regions. In the fourth quarter, losses were concentrated mostly in the region of Europe where valuation themes struggled with continuing risk aversion and uncertainty about reliable solutions to the region’s sovereign debt crisis leading investors towards safer, more expensive stocks. Earnings quality themes also detracted in Europe, the UK and the US.

Global Macro: The category was the biggest detractor in the Fund during the period. The primary source of underperformance was the developed currencies relative value strategy where trend and carry themes detracted significantly, while value was flat. Carry was hit especially hard in the third quarter when global de-risking directed funds into low-yielding (or safe-haven) currencies such as the Japanese Yen. Rate predicting factors also took a hit as we saw a complete re-pricing of expected policy moves. Trend losses were entirely driven by price momentum themes with the worsening risk environment causing a reversal in the general trend of outperformance in high-yielding and risk-sensitive currencies. Position-wise, the biggest detractors were our value-driven shorts in Japanese Yen and Swiss Francs as both of them appreciated with the risk-off moves in the third quarter, and our trend and carry driven long in New Zealand Dollars which depreciated with the carry-trade unwind. The developed equity relative value strategy also detracted for the period with the losses concentrated in the third quarter when European debt concerns hurt our value-driven long European positions while our value and trend driven short in Australia lost as Gross Domestic Product growth positively surprised markets and the global slowdown led to speculation

24	AQR Funds	Annual Report	December 2011

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

of rate cuts by the RBA. The developed equity directional strategy also detracted as its long position in the basket of developed equity markets was hurt during the sell-off in the third quarter. We saw some gains from our long positions in the fixed income directional category which benefited from aggressive monetary policy actions globally.

While we attempt to build each strategy to be uncorrelated either at all points in time or on average over time, we also recognize that strategies can take on conditional correlations to traditional markets, either because of changing tactical views, as in managed futures, or because a relative value strategy is trading with more correlation than expected. As such, we monitor the Fund’s positions on a daily basis and estimate the conditional beta of the Fund to traditional markets, specifically equity markets. If that beta is beyond a threshold we’ll put on a hedge overlay at the Fund-level to attempt to bring the beta back down to within the threshold. During the period, the overlay contributed 3.8% to the Fund’s return, mostly in the third quarter when the position was relatively large. In the fourth quarter, the Fund’s estimated residual long market exposure was small on average and our overlay position was modest. The overlay return is incorporated in the contributions presented above for each of the underlying categories as we allocate the contribution to each category on the basis of its contribution to the estimated beta of the Fund.

As of the end of the year, the Fund was tactically underweight managed futures due to the misalignment of trends at different time horizons in equities and currencies. The Fund was also underweight global macro strategies and fixed income relative value strategies, as we are seeing relatively fewer opportunities to invest in cheap and improving asset classes while earning carry. The Fund reduced its tactical underweight in convertible arbitrage to reflect improved cheapness (prices relative to fair value) levels in the aggregate convertible bond space, while new issuance remains slow but is expected to improve in the first quarter of 2012. Finally, we implemented a tactical underweight in the event driven category as merger deal flow is relatively weak and median deal spreads have reverted to moderate levels from the peaks early in the fourth quarter.

The Fund makes extensive use of derivative instruments such as futures, forwards and swaps in order to implement investment ideas in a diverse array of markets. Derivatives account for the majority of positions in the Fund with -3.1% of performance during the period attributable to these positions.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2011 AQR MULTI-STRATEGY ALTERNATIVE FUND
Since Inception (7/18/2011)
Fund - Class I: ASAIX	-2.57%
Fund - Class N: ASANX	-2.73%

Merrill Lynch 3-Month T-Bill Index	0.02%

Performance data quoted represents past performance and does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 7.38% and 7.63%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2011	25

Shareholder Letter (Unaudited)

AQR MULTI-STRATEGY ALTERNATIVE FUND

AQR MULTI-STRATEGY ALTERNATIVE FUND VS. MERRILL LYNCH 3-MONTH T-BILL INDEX VALUE OF $10,000 INVESTED ON 7/18/11

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

26	AQR Funds	Annual Report	December 2011

Shareholder Letter (Unaudited)

AQR MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Markets ended 2011 on a stronger note, after what had been a volatile year by historical standards. Despite a -15% drop in the third quarter on European sovereign debt troubles, US equity markets rebounded in the fourth quarter encouraged by an improved outlook on the US economy due to a decrease in unemployment and positive changes in manufacturing production, as well as some progress on the European crises. For the full year, the Russell 1000 Index returned 1.50% while the Russell 1000 Growth Index returned 2.64%. The AQR Momentum Fund (the “Fund”) underperformed the market, losing -2.68% for the year.

Most of the underperformance to the Russell 1000 Index was driven by stock-level underweights of past losers and overweights of past winners within sectors, particularly in the Information Technology, Energy, and Healthcare sectors. In Information Technology, large negative contributors were overweights in Juniper Networks, a provider of Internet infrastructure solutions for telecommunication services companies, and EMC Corporation, a provider of enterprise storage, who both experienced large price drops at the end of July on poor second quarter performance results. Underweights in IBM and Google, especially in the third quarter, further detracted from performance. Large contributors to underperformance in Energy include the Fund’s overweights in oil servicing companies that performed particularly poorly compared to other Energy companies in the third quarter due to higher sensitivities to drops in oil prices.

Relative exposures across sectors played a smaller role in underperformance. The Fund’s overweight in the Energy sector detracted, particularly in the second and third quarters, as declining oil prices underscored investor concerns of global economic weakness.

The AQR Momentum Fund invests in stocks of large and mid-cap U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the Fund’s investment universe, which is comprised of the 1000 largest U.S. companies by market capitalization. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

Note that the Fund sometimes uses derivatives, such as S&P500 EMini futures, to gain market exposure and equitize daily flows. The Fund’s derivatives positions in 2011 contributed about 0.05% over the year, consistent with market performance for the year.

AQR Funds	Annual Report	December 2011	27

Shareholder Letter (Unaudited)

AQR MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2011 AQR MOMENTUM FUND
	1 Year	Since Inception (7/9/2009)
Fund - Class L: AMOMX	-2.68%	16.15%

Russell 1000® Index	1.50%	18.13%

Performance data quoted represents past performance and does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L shares is 0.98%. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR MOMENTUM FUND VS. RUSSELL 1000® INDEX VALUE OF $10,000 INVESTED ON 7/9/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

28	AQR Funds	Annual Report	December 2011

Shareholder Letter (Unaudited)

AQR SMALL CAP MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

US small cap stocks fared worse than their large- and mid-cap peers, particularly in the third quarter. The Russell 2000 Index finished down -4.18% for the year and the Russell 2000 Growth Index returned -2.91% for the year. The AQR Small Cap Momentum Fund (the “Fund”) outperformed both Russell indices, down -2.62% in 2011.

Outperformance relative to the Russell 2000 Index was driven by relative exposures within the Health Care and Consumer Discretionary sectors, while defensive sector exposures, like Utilities detracted. In Health Care, the Fund benefitted from its overweight in Pharmasset, the developer of the first all-oral regimen for treating hepatitis C. Returning almost 500% for the year, the stock was trending up even before the announcement of its acquisition by Gilead in mid November. In Consumer Discretionary, large contributors to outperformance included the Fund’s overweight in retailers, Crocs and Select Comfort, who both reported strong sales growth and earnings ahead of expectations in the second quarter, and underweight in Eastman Kodak, who lost a major patent battle in the second quarter.

The AQR Small Cap Momentum Fund invests in stocks of small-cap U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the investment universe, which is comprised of U.S. companies smaller than the 1000th largest and larger than the 3000th smallest company by market capitalization. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

Note that the Fund sometimes uses derivatives, such as Russell 2000 Mini futures, to gain market exposure and equitize daily flows. The Fund’s derivatives positions in 2011 contributed about -0.22% to performance over the year, consistent with market performance for the year.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2011 AQR SMALL CAP MOMENTUM FUND
	1 Year	Since Inception (7/9/2009)
Fund - Class L: ASMOX	-2.62%	18.01%

Russell 2000® Index	-4.18%	20.77%

Performance data quoted represents past performance and does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L shares is 1.85%. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	December 2011	29

Shareholder Letter (Unaudited)

AQR SMALL CAP MOMENTUM FUND

AQR SMALL CAP MOMENTUM FUND VS. RUSSELL 2000® INDEX VALUE OF $10,000 INVESTED ON 7/9/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

30	AQR Funds	Annual Report	December 2011

Shareholder Letter (Unaudited)

AQR INTERNATIONAL MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Similar to the US market, global markets also suffered a dismal third quarter on European debt concerns and general economic weakness, but lacking strengthening global economic indicators, did not recover in the fourth quarter. The MSCI World ex-USA Index fell by -12.21%, while the MSCI World ex-USA Growth Index fell by a similar -12.71% for the year. The AQR International Momentum Fund (the “Fund”) underperformed both benchmarks, returning -14.36%.

The Fund’s underperformance relative to the broader MSCI World ex-USA Index, was primarily driven by over and underweights across sectors. Specifically, in the third quarter, the fund was underweight Consumer Staples and Health Care, defensive sectors that outperformed during the volatile third quarter, and overweight Materials and Industrials, two sectors that underperformed relative to the market due to higher sensitivities to the perceived economic slowdown.

Stock-level overweights of past winners and underweights of past losers in Materials, Industrials, and Energy detracted from performance. Within the Materials sector, underperformance was due primarily to the fund’s overweights of Xstrata and Rio Tinto, mining companies whose prices fell relative to those of peers in August, after missing analysts’ estimates and on higher sensitivity to the general perceived downturn in that month. In Industrials, a large contributor to negative performance was an overweight in Siemens, a German industrial conglomerate whose price dropped in August on below consensus second quarter earnings.

Stock exposures within countries also detracted from performance. As mentioned above, overweights in UK mining companies such as Rio Tinto, Xstrata, and Anglo American, hurt the Fund relative to the broader markets as UK mining companies underperformed the rest of the UK market. In Canada, Energy companies also underperformed the broader markets in Canada, especially in August on concerns of an economic slowdown. Here, the Fund’s underweight in Barrick Gold, a Canadian gold mining company that gained significantly versus the rest of the market in the third quarter on strengthening gold prices, further decreased performance.

The AQR International Momentum Fund invests in stocks of large and mid-cap non-U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the investment universe, which is comprised of approximately the top 85% of stocks by market capitalization of each of the 20 major developed markets outside the U.S. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

Note that the Fund sometimes uses derivatives to implement its strategy. In particular, the Fund will sometimes trade swaps in UK securities to minimize certain trading costs. Its derivatives positions in 2011 contributed about -0.07% to performance over the year, consistent with UK equity markets being down for the year.

AQR Funds	Annual Report	December 2011	31

Shareholder Letter (Unaudited)

AQR INTERNATIONAL MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2011 AQR INTERNATIONAL MOMENTUM FUND
	1 Year	Since Inception (7/9/2009)
Fund - Class L: AIMOX	-14.42%	7.74%

MSCI World ex-USA Index	-12.21%	8.15%

Performance data quoted represents past performance and does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L shares is 1.46%. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR INTERNATIONAL MOMENTUM FUND VS. WORLD ex-USA INDEX VALUE OF $10,000 INVESTED ON 7/9/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

32	AQR Funds	Annual Report	December 2011

Shareholder Letter (Unaudited)

PRINCIPAL RISKS:

AQR Global Equity Fund and AQR International Equity Fund: The AQR Global Equity Fund and the AQR International Equity Fund use derivatives to manage their country and currency exposures. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Foreign investing involves special risks such as currency fluctuations and political uncertainty. The Funds are not suitable for all investors.

AQR Diversified Arbitrage Fund: As the AQR Diversified Arbitrage Fund (the “Fund”) employs arbitrage and alternative strategies, the Fund has the risk that the anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the Fund as it unwinds its trades. This Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. The Fund uses derivatives to hedge certain economic exposures. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. This Fund is not suitable for all investors.

AQR Managed Futures Strategy Fund: The use of derivatives, forward and futures contracts, and commodities exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Concentration generally will lead to greater price volatility. The Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. This Fund is not suitable for all investors.

AQR Risk Parity Fund: Foreign investing involves special risks such as currency fluctuations and political uncertainty. The use of derivatives, forward and futures contracts, and commodities exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. This Fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses. When investing in bonds, yield and share price will vary with changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short term. There is also a chance that some of the Fund’s holdings may have their credit rating downgraded or may default. Actual or realized volatility can and will differ from the forecasted or target volatility. This Fund is not suitable for all investors.

AQR Momentum Fund: Securities with positive momentum generally will be more volatile than a broad crosssection of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund, which uses a momentum strategy, generally will suffer. Derivatives are generally more sensitive to changes in economic or market conditions than other types of investments, which could result in losses that significantly exceed the Fund’s original investment. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. This Fund is not suitable for all investors.

AQR Funds	Annual Report	December 2011	33

Shareholder Letter (Unaudited)

AQR Small Cap Momentum Fund: Securities with positive momentum generally will be more volatile than a broad crosssection of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund, which uses a momentum strategy, generally will suffer. Derivatives are generally more sensitive to changes in economic or market conditions than other types of investments, which could result in losses that significantly exceed the Fund’s original investment. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Funds that emphasize investments in smaller companies generally will experience greater price volatility. This Fund is not suitable for all investors.

AQR International Momentum Fund: Securities with positive momentum generally will be more volatile than a broad crosssection of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund, which uses a momentum strategy, generally will suffer. Derivatives are generally more sensitive to changes in economic or market conditions than other types of investments, which could result in losses that significantly exceed the Fund’s original investment. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction costs. Foreign investing involves special risks such as currency fluctuations and political uncertainty. This Fund is not suitable for all investors.

An investment in any of the AQR Funds (the “Funds”) involves risk, including loss of principal. Diversification does not eliminate this risk. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad. Please refer to the prospectus for complete information regarding all risks associated with the Funds.

An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The funds are subject to high portfolio turnover risk as a result of frequent trading, and thus will incur a higher level of brokerage fees and commissions and cause a higher level of tax liability to shareholders in the funds. The Funds may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique.

Cliff Asness, David Kabiller, Brian Hurst, Yao Hua Ooi and Marco Hanig are registered representatives of ALPS Distributors, Inc.

DEFINITIONS:

Arbitrage: The simultaneous purchase and sale of an asset or two related assets in order to profit from a difference in price.

Bearish: A belief that a particular security, sector or the overall market will fall.

Beta is a measure of the volatility of a security or portfolio in comparison to an index or the market as a whole, where a security with a beta of 1.0 has equivalent volatility to the index or market it is compared to.

Carry: The return obtained from holding an asset (if positive), or the cost of holding it (if negative).

Cheapness: A measure of the discount a security price relative to its fundamental value.

34	AQR Funds	Annual Report	December 2011

Shareholder Letter (Unaudited)

Closed-end fund arbitrage is the practice of buying (selling) closed-end funds that trade at abnormally wide discounts (or premiums) to their underlying net asset values. Positions are unwound when the discount or premium converges to expected levels.

Convertible Bonds: Fixed-income securities that are convertible into common stock.

Correlation: A measurement to identify the relationship and impact on return of two or more assets.

Credit: This strategy purchases attractively priced securities on a hedged basis, typically around event-induced capital flows.

Dovish: A monetary policy that involves the maintenance of low interest rates in the belief that inflation and its negative effects will have a minimal impact on society.

Dual-Class Arbitrage: An investment strategy that takes advantage of inefficiencies in the prices at which different classes of a publicly traded company’s stock are trading.

Futures and Forwards contracts: A financial contract obligating the buyer to purchase an asset (or the seller to sell an asset) at a pre-determined future date and price.

Momentum: An investment style wherein an asset is deemed to have positive momentum if it has performed well in the past relative to other assets in the same universe.

Price to Book: A valuation ratio of a company’s current share price compared to its book value.

Price Pressure: This strategy captures a risk premium by providing liquidity around different types of securities issues and restructuring events. The Fund may employ additional arbitrage and alternative strategies as they arise.

Quantitative Easing: The term quantitative easing describes an extreme form of monetary policy used to stimulate an economy when the interbank interest rate (which in the US is called the federal funds rate) is either at, or close to zero.

Richness: A measure of the premium of a security price relative to its fundamental value.

Sovereign Risk: The probability that the government of a country will refuse to comply with the terms of a loan agreement during economically difficult or politically volatile times.

Special Purpose Acquisition Companies (SPACs): SPACs, often called “blank check” companies, are publicly traded companies whose primary asset is a trust invested in short-term high-grade securities. The Fund seeks to capture a liquidity premium when these securities, which are typically thinly traded, are selling at a discount.

Spread: The percentage difference between two related securities.

S&P 500 Index: An Index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. Indexes are unmanaged and one cannot invest directly in an index.

The CAC 40 Index is a free float-adjusted market capitalization index that is designed to measure the performance of the 40 most significant values among the 100 highest market caps on the Euronext Paris. Indexes are unmanaged and one cannot invest directly in an index.

The Merrill Lynch 3 Month Treasury Bill Index is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index.

AQR Funds	Annual Report	December 2011	35

Shareholder Letter (Unaudited)

The Morgan Stanley Capital International EAFE Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

The Morgan Stanley Capital International World Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

The MSCI World ex-USA Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000® Index measures the performance of the large and mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Indexes are unmanaged and one cannot invest directly in an index.

Tracking Error: A measure of how closely a portfolio follows the index to which it is benchmarked. It measures the standard deviation of the difference between the portfolio and index returns.

Valuation: A process of determining the current worth of an asset or company.

Volatility is a statistical measurement of up and down asset price fluctuations over time. If an asset has rapid dramatic price swings, its “volatility” will likely be relatively high. If prices are consistent and rarely change, “volatility” of that asset will likely be relatively low. “Volatility” can be measured as the standard deviation of an asset with a specific time horizon. It is often used to quantify the risk of such asset over a time period, typically expressed in annualized terms.

36	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR GLOBAL EQUITY FUND

COMMON STOCKS - 89.4%	SHARES	VALUE (Note 3)
Australia - 3.3%
AGL Energy Ltd.	9,138	$133,706
Alumina Ltd.	37,995	43,499
Amcor Ltd.	32,520	239,400
Ansell Ltd.	4,330	64,291
Asciano Ltd.	13,184	60,585
ASX Ltd.	2,722	84,966
Australia & New Zealand Banking Group Ltd.	30,372	636,138
BHP Billiton Ltd.	61,290	2,163,454
Caltex Australia Ltd.	12,553	150,732
CFS Retail Property Trust REIT	36,456	62,773
Coca-Cola Amatil Ltd.	4,321	50,770
Commonwealth Bank of Australia (a)	21,370	1,073,445
Computershare Ltd.	7,001	57,226
CSL Ltd.	9,106	296,881
Dexus Property Group REIT (a)	74,910	63,484
Downer EDI Ltd. †	44,189	144,239
Fortescue Metals Group Ltd. (a)	19,404	84,883
Goodman Group REIT	93,620	54,434
GPT Group - In Specie REIT (3)†(b)	96,388	—
GPT Group REIT (a)	29,672	93,000
Incitec Pivot Ltd.	78,566	249,415
Lend Lease Group	8,523	62,414
Mirvac Group REIT	51,825	62,441
Mount Gibson Iron Ltd.	21,558	24,637
National Australia Bank Ltd.	53,942	1,284,982
Newcrest Mining Ltd.	12,358	376,611
Nufarm Ltd. †	49,826	211,259
Orica Ltd.	3,687	91,231
Origin Energy Ltd.	34,214	466,563
OZ Minerals Ltd.	5,222	53,417
Pacific Brands Ltd.	756,439	425,197
Paladin Energy Ltd. †	10,415	14,646
Primary Health Care Ltd.	24,228	76,244
Qantas Airways Ltd. †	55,973	83,316
QBE Insurance Group Ltd.	2,557	33,840
QR National Ltd.	27,325	95,453
Rio Tinto Ltd. (a)	10,357	638,501
Santos Ltd.	27,891	349,044
Sonic Healthcare Ltd.	14,263	164,399
SP AusNet	258,686	248,244
Stockland REIT	43,746	142,909
TABCORP Holdings Ltd.	37,593	104,716
Telstra Corp. Ltd.	69,795	237,374
Wesfarmers Ltd.	7,310	220,750
Westfield Group REIT	35,184	280,712
Westfield Retail Trust REIT	46,500	118,505
Westpac Banking Corp.	29,734	606,997
Woolworths Ltd. (a)	32,414	832,015

		13,113,738

Belgium - 0.2%
Solvay SA	8,432	692,228

Canada - 4.5% (1)
AGF Management Ltd., Class B	1,618	25,126
AltaGas Ltd. (a)	4,000	125,016
ARC Resources Ltd. (a)	4,700	115,799

	SHARES	VALUE (Note 3)
Canada - 4.5% (1) (continued)
Atco Ltd., Class I	1,849	$109,334
Bank of Montreal	5,180	284,131
Bank of Nova Scotia	2,999	149,634
Barrick Gold Corp.	12,005	543,834
BCE, Inc.	22,909	955,038
Bombardier, Inc., Class B	52,791	210,387
Bonavista Energy Corp.	1,300	33,267
Brookfield Asset Management, Inc., Class A	8,102	222,999
Brookfield Office Properties, Inc.	2,845	44,598
Canadian Imperial Bank of Commerce	9,500	688,103
Canadian National Railway Co.	15,300	1,203,725
Canadian Oil Sands Ltd.	7,934	181,070
Canadian Tire Corp. Ltd., Class A	4,500	291,092
Canadian Utilities Ltd., Class A	3,100	187,263
Celestica, Inc. †	23,111	169,915
Cenovus Energy, Inc.	19,500	647,544
CGI Group, Inc., Class A †	12,700	239,352
Enerplus Corp.	2,951	74,879
Ensign Energy Services, Inc.	34,700	553,497
Finning International, Inc.	14,700	320,478
Goldcorp, Inc.	14,088	625,196
Great-West Lifeco, Inc.	3,145	62,977
Groupe Aeroplan, Inc.	21,800	255,501
IAMGOLD Corp.	6,000	95,293
Imperial Oil Ltd.	13,400	597,032
Industrial Alliance Insurance & Financial Services, Inc.	4,300	110,966
Inmet Mining Corp.	8,780	564,506
Intact Financial Corp.	4,800	275,773
Ivanhoe Mines Ltd. †	4,885	86,743
Laurentian Bank of Canada	4,937	231,791
Magna International, Inc.	5,634	188,030
Manulife Financial Corp.	45,600	485,654
Methanex Corp.	2,400	54,938
National Bank of Canada (a)	5,514	390,459
Nexen, Inc.	32,800	521,902
Niko Resources Ltd.	700	33,140
Onex Corp.	11,700	381,061
Pacific Rubiales Energy Corp.	4,000	73,541
Penn West Petroleum Ltd.	7,500	148,638
Petrobank Energy & Resources Ltd. †	1,600	16,616
Potash Corp of Saskatchewan, Inc.	9,500	392,682
Power Corp. of Canada	4,746	110,969
Precision Drilling Corp. †	32,600	336,000
Research In Motion Ltd. †	4,900	71,185
RioCan Real Estate Investment Trust REIT (a)	2,100	54,482
Rogers Communications, Inc., Class B	7,700	296,663
Royal Bank of Canada (a)	5,824	297,160
Russel Metals, Inc.	21,400	470,958
Sherritt International Corp.	52,300	280,302
Silver Wheaton Corp.	5,300	153,472
Suncor Energy, Inc.	35,382	1,020,391
Teck Resources Ltd., Class B	4,493	158,374
TELUS Corp., Class A	2,307	123,734
TMX Group, Inc.	1,200	49,107

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	37

Schedule of Investments	December 31, 2011

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
Canada - 4.5% (1) (continued)
Toronto-Dominion Bank/The	5,612	$420,260
TransCanada Corp. (a)	12,800	559,494
Valeant Pharmaceuticals International, Inc. †	4,574	213,985
Yamana Gold, Inc.	49,800	734,229
Yellow Media, Inc. (a)	8,100	1,471

		18,320,756

Denmark - 0.6%
AP Moeller - Maersk A/S, Class B	24	157,864
Carlsberg A/S, Class B	3,798	267,431
Danske Bank A/S †	10,597	133,903
DSV A/S	6,431	114,922
Novo Nordisk A/S, Class B	16,084	1,847,782

		2,521,902

Finland - 0.3%
Metso OYJ	16,997	627,751
Wartsila OYJ	17,030	489,829

		1,117,580

France - 3.4%
Alcatel-Lucent †(a)	172,350	267,836
Arkema SA	6,610	464,477
AXA SA	30,119	389,324
BNP Paribas SA	16,706	650,522
Bouygues SA (a)	4,316	135,741
Christian Dior SA	3,779	446,065
Cie Generale de Geophysique - Veritas †	33,400	775,280
Cie Generale d’Optique Essilor International SA	4,974	350,625
Compagnie de Saint-Gobain	21,523	822,732
Eramet (a)	1,508	183,663
European Aeronautic Defence and Space Co NV	19,724	614,187
Faurecia	13,077	246,464
Hermes International (a)	2,290	680,636
Klepierre REIT	1,740	49,439
Legrand SA	8,172	261,755
L’Oreal SA	4,180	435,346
LVMH Moet Hennessy Louis Vuitton SA	2,897	408,085
PPR	3,504	500,158
Safran SA	17,853	533,913
Sanofi	6,600	482,445
Schneider Electric SA	5,872	306,996
Societe BIC SA	7,938	702,256
Societe Generale SA	16,650	367,559
Societe Television Francaise 1	712	6,926
Total SA	46,230	2,359,019
Unibail-Rodamco SE REIT	1,690	302,465
Valeo SA	18,407	728,476
Vivendi SA	9,021	196,924

		13,669,314

Germany - 2.9%
Adidas AG	7,561	491,261
Allianz SE	1,462	139,627
Aurubis AG	14,113	751,055

	SHARES	VALUE (Note 3)
Germany - 2.9% (continued)
BASF SE	15,928	$1,108,882
Bayer AG	26,363	1,683,632
Bayerische Motoren Werke AG	2,931	195,932
Bilfinger Berger SE	5,899	502,284
Daimler AG	12,534	549,096
Deutsche Boerse AG	2,471	137,752
Deutsche Post AG	13,671	210,181
Deutsche Telekom AG	44,861	514,595
Fresenius SE & Co. KGaA	1,761	162,843
Infineon Technologies AG	4,285	32,183
K+S AG	11,175	504,012
Kloeckner & Co. SE	12,498	159,969
Linde AG	1,819	270,326
Merck KGaA	7,345	731,446
SAP AG	31,663	1,674,708
Siemens AG	15,279	1,461,831
Suedzucker AG	9,499	302,598
TUI AG †(a)	31,794	197,217

		11,781,430

Hong Kong - 1.1%
AIA Group Ltd.	134,800	419,622
ASM Pacific Technology Ltd. (a)	2,982	33,399
Cheung Kong Holdings Ltd.	35,201	417,568
Cheung Kong Infrastructure Holdings Ltd.	5,749	33,613
Chinese Estates Holdings Ltd.	25,000	40,192
CLP Holdings Ltd.	24,511	208,242
Esprit Holdings Ltd. (a)	98,800	127,195
Foxconn International Holdings Ltd. †	32,101	20,643
Hang Lung Group Ltd.	11,791	64,528
Hang Seng Bank Ltd. (a)	17,057	202,047
Hong Kong & China Gas Co., Ltd.	33,000	76,407
Hong Kong Exchanges and Clearing Ltd.	16,169	257,281
Hopewell Holdings Ltd.	65,695	167,808
Hutchison Whampoa Ltd.	56,489	471,392
Hysan Development Co., Ltd.	59,823	195,894
Li & Fung Ltd.	1,468	2,705
Lifestyle International Holdings Ltd.	9,000	19,810
Link REIT/The REIT (a)	34,329	126,252
Mongolia Energy Corp. Ltd. †	48,885	4,385
New World Development Co., Ltd.	40,173	32,256
NWS Holdings Ltd.	19,500	28,672
PCCW Ltd.	65,406	22,443
Power Assets Holdings Ltd.	42,500	314,246
Sands China Ltd. †	41,200	115,590
SJM Holdings Ltd.	25,000	40,569
Sun Hung Kai Properties Ltd.	19,022	237,716
Swire Pacific Ltd., Class A	11,818	142,390
Television Broadcasts Ltd.	14,442	87,454
Wharf Holdings Ltd.	24,604	110,907
Wheelock & Co., Ltd.	54,844	135,613
Wynn Macau Ltd.	25,600	63,907
Yue Yuen Industrial Holdings Ltd.	31,623	99,791

		4,320,537

Italy - 0.7%
Assicurazioni Generali SpA	18,525	278,085
Enel SpA	94,899	384,980

The accompanying notes are an integral part of these financial statements.	(Continued)

38	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
Italy - 0.7% (continued)
ENI SpA	68,444	$1,411,153
Intesa Sanpaolo SpA	181,257	301,886
Telecom Italia SpA	84,774	90,612
UniCredit SpA (a)	23,340	192,508

		2,659,224

Japan - 8.1%
Aeon Co., Ltd. (a)	17,300	236,978
Aeon Mall Co., Ltd.	900	19,093
Aisin Seiki Co., Ltd.	1,300	36,842
Ajinomoto Co., Inc.	9,000	108,041
Asahi Glass Co., Ltd.	236	1,973
Asahi Kasei Corp.	78,000	470,067
Astellas Pharma, Inc.	5,100	207,097
Brother Industries Ltd.	32,800	401,456
Canon, Inc. (a)	13,345	587,278
Central Japan Railway Co.	51	430,403
Chiyoda Corp.	45,000	456,880
Chubu Electric Power Co., Inc.	54	1,011
Credit Saison Co., Ltd.	15,075	301,063
Daicel Corp.	60,000	364,446
Daido Steel Co., Ltd.	49,000	305,901
Daihatsu Motor Co., Ltd.	27,000	480,136
Dai-ichi Life Insurance Co., Ltd./The	129	126,639
Daiichi Sankyo Co., Ltd.	4,300	85,162
Daito Trust Construction Co., Ltd.	1,586	135,804
Daiwa House Industry Co., Ltd.	8,151	97,443
Dena Co., Ltd.	15,200	455,338
DIC Corp.	495	897
East Japan Railway Co.	512	32,634
Ebara Corp.	70,000	240,227
FANUC Corp.	2,000	305,065
Fuji Heavy Industries Ltd.	733	4,396
Fuji Media Holdings, Inc.	220	332,621
FUJIFILM Holdings Corp.	44	1,038
Fujitsu Ltd.	36,115	187,254
Hakuhodo DY Holdings, Inc.	7,090	406,497
Hino Motors Ltd.	975	5,903
Hitachi High-Technologies Corp.	10,758	233,049
Hitachi Ltd.	37,000	192,473
Hokuhoku Financial Group, Inc.	146,000	283,886
Honda Motor Co., Ltd.	13,597	414,177
Hoya Corp.	6	129
Idemitsu Kosan Co., Ltd.	1,800	185,503
IHI Corp.	4,000	9,698
Inpex Corp.	75	472,217
Isuzu Motors Ltd.	67,000	308,437
ITOCHU Corp.	41,588	421,680
Japan Petroleum Exploration Co.	3,700	144,383
Japan Real Estate Investment Corp. REIT	7	54,500
Japan Retail Fund Investment Corp. REIT	18	26,627
Japan Tobacco, Inc.	71	333,879
JGC Corp.	21,000	504,182
JS Group Corp.	3,100	59,414
JTEKT Corp.	47,488	464,112
JX Holdings, Inc.	35,614	214,916
Kaneka Corp.	354	1,879
Kansai Electric Power Co., Inc./The	4,600	70,661

	SHARES	VALUE (Note 3)
Japan - 8.1% (continued)
KDDI Corp.	115	$738,565
Keisei Electric Railway Co., Ltd.	461	3,389
Keyence Corp.	700	168,728
Kinden Corp.	22,284	187,857
Kobe Steel Ltd.	158,759	245,365
Koito Manufacturing Co., Ltd.	11,000	153,752
Konami Corp.	2,800	83,731
Konica Minolta Holdings, Inc.	31,500	234,227
Kubota Corp.	343	2,870
Kuraray Co., Ltd.	32,800	465,487
Makita Corp.	46	1,484
Marubeni Corp.	60,000	365,207
Miraca Holdings, Inc.	10,228	407,765
Mitsubishi Chemical Holdings Corp.	59,000	323,346
Mitsubishi Corp.	19,136	385,682
Mitsubishi Electric Corp.	71,000	680,452
Mitsubishi Estate Co., Ltd.	18,764	279,798
Mitsubishi Heavy Industries, Ltd.	26,000	110,427
Mitsubishi Materials Corp.	51,000	137,885
Mitsubishi UFJ Financial Group, Inc.	168,249	712,279
Mitsubishi UFJ Lease & Finance Co., Ltd.	7,988	316,167
Mitsui & Co., Ltd.	56,889	881,737
Mitsui Chemicals, Inc.	68,000	206,470
Mitsui Fudosan Co., Ltd.	17,598	256,609
Mitsui Mining & Smelting Co., Ltd.	53,000	136,285
Mitsumi Electric Co., Ltd.	16,040	118,790
Mizuho Financial Group, Inc.	155,841	211,026
Namco Bandai Holdings, Inc.	5,400	76,640
NHK Spring Co., Ltd.	22,400	197,977
Nikon Corp.	13,700	303,599
Nippon Building Fund, Inc. REIT	8	65,471
Nippon Electric Glass Co., Ltd.	26,000	255,950
Nippon Kayaku Co., Ltd.	546	5,250
Nippon Meat Packers, Inc.	97	1,202
Nippon Sheet Glass Co., Ltd.	86,000	160,276
Nippon Shokubai Co., Ltd.	20,000	214,274
Nippon Telegraph & Telephone Corp.	7,948	404,632
Nishi-Nippon City Bank Ltd./The	125,363	359,594
Nissan Motor Co., Ltd.	14,900	133,431
Nisshin Steel Co., Ltd.	103,000	157,594
Nitto Denko Corp.	12,094	430,188
NTT DoCoMo, Inc.	422	774,800
OJI Paper Co., Ltd.	682	3,501
Omron Corp.	31	622
ORIX Corp.	1,599	131,824
Osaka Gas Co., Ltd.	129,446	511,428
Otsuka Corp.	2,300	158,279
Pacific Metals Co., Ltd.	16,720	80,812
Rengo Co., Ltd.	884	6,164
Sankyo Co., Ltd.	6,300	318,511
Sapporo Hokuyo Holdings, Inc.	14,068	50,310
SBI Holdings, Inc.	261	19,054
Sega Sammy Holdings, Inc.	6,600	142,582
Seino Holdings Corp.	30,100	232,760
Sekisui Chemical Co., Ltd.	52,000	428,354
Sekisui House Ltd.	9,000	79,978
Seven & I Holdings Co., Ltd.	25,030	697,579

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	39

Schedule of Investments	December 31, 2011

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
Japan - 8.1% (continued)
Showa Shell Sekiyu KK (a)	36,700	$246,760
Softbank Corp.	14,500	425,837
Sojitz Corp.	47,016	72,615
Sony Corp.	8,817	158,979
Sumitomo Corp.	17,000	229,791
Sumitomo Heavy Industries Ltd.	69,000	402,704
Sumitomo Metal Industries Ltd.	36,493	66,182
Sumitomo Mitsui Financial Group, Inc.	12,449	345,245
Sumitomo Realty & Development Co., Ltd.	5,624	98,264
Taiheiyo Cement Corp.	42,000	80,382
Taisei Corp.	14,000	35,488
Taisho Pharmaceutical Holdings Co., Ltd. †	1,100	84,890
Takeda Pharmaceutical Co., Ltd.	10,369	455,463
THK Co., Ltd.	7,200	141,824
Tohoku Electric Power Co., Inc.	6,900	66,292
Tokai Rika Co., Ltd.	15,865	242,270
Tokuyama Corp. (a)	55,000	174,435
Tokyo Electric Power Co., Inc./The †	26,870	64,484
Tokyo Electron Ltd.	9,800	496,543
Tokyu Land Corp.	5,000	18,868
TonenGeneral Sekiyu KK (a)	37,000	403,439
Toshiba Corp.	21,000	85,702
Tosoh Corp.	30,000	79,722
Toyota Motor Corp.	34,041	1,125,646
Ube Industries Ltd.	129,000	352,595
UNY Co., Ltd.	9,300	83,660
USS Co., Ltd.	5	452
Yamada Denki Co., Ltd.	6,450	439,369
Yamaguchi Financial Group, Inc.	5,000	47,644
Yamaha Motor Co., Ltd.	32,400	409,785
Yamatake Corp.	17,100	371,618

		32,746,349

Netherlands - 1.3%
ASML Holding NV	45,315	1,892,874
Corio NV REIT	1,027	44,470
Delta Lloyd NV	11,563	193,720
ING Groep NV CVA †	79,880	571,270
Koninklijke Ahold NV	68,517	920,909
Koninklijke DSM NV	5,904	272,892
Koninklijke KPN NV	27,946	333,596
Unilever NV CVA	24,960	858,213

		5,087,944

Singapore - 0.6%
Ascendas Real Estate Investment Trust REIT	22,478	31,739
CapitaLand Ltd.	99,000	168,483
CapitaMall Trust REIT	34,494	45,163
DBS Group Holdings Ltd.	30,054	266,768
Genting Singapore PLC †(a)	73,000	84,942
Golden Agri-Resources Ltd.	354,000	195,052
Jardine Cycle & Carriage Ltd.	6,291	233,417
Keppel Corp. Ltd.	18,000	128,841
Oversea-Chinese Banking Corp. Ltd.	11,422	68,884
SembCorp Industries Ltd.	11,777	36,733

	SHARES	VALUE (Note 3)
Singapore - 0.6% (continued)
SembCorp Marine Ltd.	61,000	$179,272
Singapore Airlines Ltd.	18,000	140,859
Singapore Exchange Ltd.	10,967	51,838
Singapore Technologies Engineering Ltd.	25,103	52,070
Singapore Telecommunications Ltd.	129,635	308,758
StarHub Ltd.	7,476	16,773
United Overseas Bank Ltd.	30,201	355,422
UOL Group Ltd.	10,340	31,851
Yangzijiang Shipbuilding Holdings Ltd.	24,404	17,080

		2,413,945

Spain - 1.3%
Acciona SA	4,976	427,660
Amadeus IT Holding SA, A Shares	34,957	564,493
Banco Bilbao Vizcaya Argentaria SA	68,218	587,644
Banco Santander SA	134,231	1,014,068
Endesa SA	14,781	302,558
Inditex SA	15,320	1,250,646
Repsol YPF SA (a)	28,033	857,678
Telefonica SA	20,829	358,845

		5,363,592

Sweden - 1.2%
Boliden AB	29,363	425,984
Investor AB, B Shares	9,034	168,021
Lundin Petroleum AB †	48,860	1,196,710
Nordea Bank AB	30,297	233,519
Sandvik AB	39,133	478,419
Skandinaviska Enskilda Banken AB, Class A	22,123	128,358
Swedbank AB	18,603	240,064
Swedish Match AB	23,242	823,313
Telefonaktiebolaget LM Ericsson, B Shares	90,528	918,010
TeliaSonera AB	34,247	232,057

		4,844,455

Switzerland - 3.5%
ABB Ltd. †	32,755	615,344
Compagnie Financiere Richemont SA, Class A	21,302	1,071,548
Nestle SA	75,867	4,356,551
Novartis AG	37,718	2,153,437
Panalpina Welttransport Holding AG †	2,228	227,356
Roche Holding AG	16,074	2,718,408
Sulzer AG	1,351	143,863
Swiss Life Holding AG †	3,509	321,384
Syngenta AG †	3,435	1,009,377
Synthes, Inc. (United States) 144A (c)	1,002	167,714
Transocean Ltd.	6,407	246,593
UBS AG †	76,957	912,917

		13,944,492

United Kingdom - 8.7%
Anglo American PLC	6,428	237,451
AstraZeneca PLC	44,835	2,071,019
Aviva PLC	41,784	194,351
BAE Systems PLC	39,696	175,409

The accompanying notes are an integral part of these financial statements.	(Continued)

40	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
United Kingdom - 8.7% (continued)
Barclays PLC	203,838	$558,249
Berkeley Group Holdings PLC †	24,755	490,464
BG Group PLC	4,517	96,500
BHP Billiton PLC	35,178	1,028,453
BP PLC	305,475	2,175,987
British American Tobacco PLC	27,563	1,307,599
British Land Co. PLC REIT	13,261	95,179
British Sky Broadcasting Group PLC	34,200	389,104
BT Group PLC	180,206	534,164
Cairn Energy PLC †	23,881	98,182
Capital Shopping Centres Group PLC REIT	6,502	31,503
Eurasian Natural Resources Corp PLC	12,647	124,731
Ferrexpo PLC	81,780	341,376
GKN PLC	46,670	132,530
GlaxoSmithKline PLC	129,214	2,944,261
Glencore International PLC	14,355	87,650
Hammerson PLC REIT	10,329	57,679
HSBC Holdings PLC	339,032	2,588,186
Imperial Tobacco Group PLC	23,724	897,729
Inchcape PLC	44,795	203,806
Intermediate Capital Group PLC	172,658	612,990
ITV PLC	495,170	523,115
Kazakhmys PLC	12,715	183,589
Kesa Electricals PLC	80,984	84,843
Ladbrokes PLC	109,087	220,036
Land Securities Group PLC REIT	12,541	123,692
Legal & General Group PLC	454,004	725,533
Misys PLC †	51,333	185,110
Mondi PLC	40,119	283,387
National Grid PLC	41,526	401,381
Pearson PLC	20,882	391,928
Persimmon PLC	99,972	729,331
Prudential PLC	13,299	131,583
Randgold Resources Ltd.	1,514	154,789
Reed Elsevier PLC	20,306	163,466
Rentokil Initial PLC †	140,758	136,952
Resolution Ltd.	24,269	94,606
Rio Tinto PLC	23,550	1,150,336
Royal Bank of Scotland Group PLC †	2,904,920	915,653
Royal Dutch Shell PLC, A Shares	56,073	2,057,278
Royal Dutch Shell PLC, B Shares	69,242	2,633,819
Segro PLC REIT	13,080	42,353
Shire PLC	2,839	98,667
SSE PLC	18,098	362,273
Standard Life PLC	116,674	373,823
Tate & Lyle PLC	55,485	606,591
Tesco PLC	208,210	1,302,737
Tullow Oil PLC	14,217	308,910
Vodafone Group PLC	834,653	2,327,102
William Hill PLC	120,008	377,217
WM Morrison Supermarkets PLC	23,454	118,630
Wolseley PLC	11,597	383,574

		35,066,856

United States - 47.7% (1)
3M Co.	6,600	539,418
Abbott Laboratories	42,484	2,388,875

	SHARES	VALUE (Note 3)
United States - 47.7% (1) (continued)
Accenture PLC, Class A	7,574	$403,164
ACE Ltd.	16,496	1,156,700
Aflac, Inc.	2,400	103,824
Alcoa, Inc.	30,000	259,500
Allstate Corp./The	10,000	274,100
Altria Group, Inc.	56,596	1,678,071
Ameren Corp.	13,100	434,003
American Eagle Outfitters, Inc.	56,300	860,827
American Electric Power Co., Inc.	9,100	375,921
American Financial Group, Inc.	33,825	1,247,804
Ameriprise Financial, Inc.	27,100	1,345,244
AmerisourceBergen Corp.	17,300	643,387
Amgen, Inc.	38,249	2,455,968
Annaly Capital Management, Inc. REIT	14,918	238,091
Apollo Group, Inc., Class A †	14,200	764,954
Apple, Inc. †	12,828	5,195,340
Applied Materials, Inc.	29,300	313,803
Archer-Daniels-Midland Co.	8,433	241,184
Assurant, Inc.	34,700	1,424,782
AT&T, Inc.	152,997	4,626,629
AvalonBay Communities, Inc. REIT	1,311	171,217
Baker Hughes, Inc.	3,100	150,784
Bank of America Corp.	116,538	647,951
Bank of New York Mellon Corp/The	9,200	183,172
Becton Dickinson and Co.	4,786	357,610
Bed Bath & Beyond, Inc. †	4,300	249,271
Berkshire Hathaway, Inc., Class B †	13,150	1,003,345
Best Buy Co., Inc.	32,400	757,188
Big Lots, Inc. †	7,500	283,200
Biogen Idec, Inc. †	5,300	583,265
BlackRock, Inc.	2,000	356,480
Boston Properties, Inc. REIT	1,463	145,715
Bristol-Myers Squibb Co.	23,832	839,840
Capella Education Co. †	1,600	57,680
Cardinal Health, Inc.	15,700	637,577
Career Education Corp. †	34,259	273,044
Caterpillar, Inc.	5,000	453,000
CBS Corp., Class B	16,700	453,238
CF Industries Holdings, Inc.	4,500	652,410
Chemed Corp.	380	19,460
Chevron Corp.	45,800	4,873,120
Chubb Corp/The	6,649	460,244
Cimarex Energy Co.	3,200	198,080
Cisco Systems, Inc.	108,489	1,961,481
Citigroup, Inc.	66,419	1,747,484
Coca-Cola Co./The	32,880	2,300,614
Colgate-Palmolive Co.	1,828	168,889
Comerica, Inc.	27,100	699,180
Commercial Metals Co.	1,600	22,128
Computer Sciences Corp.	11,831	280,395
ConAgra Foods, Inc.	46,074	1,216,354
ConocoPhillips	35,175	2,563,202
Convergys Corp. †	12,000	153,240
Corning, Inc.	10,400	134,992
Covance, Inc. †	9,600	438,912
CSX Corp.	19,594	412,650
CVS Caremark Corp.	29,700	1,211,166

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	41

Schedule of Investments	December 31, 2011

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
United States - 47.7% (1) (continued)
Dell, Inc. †	67,000	$980,210
Devon Energy Corp.	8,390	520,180
Diamond Offshore Drilling, Inc.	3,200	176,832
DIRECTV, Class A †	13,869	593,038
Discover Financial Services	69,000	1,656,000
DISH Network Corp., Class A	21,374	608,732
Dr Pepper Snapple Group, Inc.	26,432	1,043,535
DTE Energy Co.	17,400	947,430
Eastman Chemical Co.	13,200	515,592
Edison International	12,156	503,258
Eli Lilly & Co.	13,000	540,280
Entergy Corp.	13,700	1,000,785
Equity Residential REIT	4,548	259,372
Exelon Corp.	9,800	425,026
Exxon Mobil Corp.	92,789	7,864,796
FedEx Corp.	6,100	509,411
Fifth Third Bancorp	21,700	276,024
Fluor Corp.	4,600	231,150
Foot Locker, Inc.	16,900	402,896
Ford Motor Co. †	47,100	506,796
Forest Laboratories, Inc. †	7,786	235,604
Freeport-McMoRan Copper & Gold, Inc.	50,000	1,839,500
Gap, Inc./The	35,219	653,312
General Dynamics Corp.	12,938	859,213
General Electric Co.	206,102	3,691,287
Goldman Sachs Group, Inc./The	1,205	108,968
Google, Inc., Class A †	2,302	1,486,862
Guess?, Inc.	20,800	620,256
Harman International Industries, Inc.	7,000	266,280
Hartford Financial Services Group, Inc.	51,200	832,000
HCP, Inc. REIT	5,972	247,420
Health Care REIT, Inc. REIT	2,485	135,507
Health Net, Inc. †	20,100	611,442
Helix Energy Solutions Group, Inc. †	19,100	301,780
Hess Corp.	3,200	181,760
Hewlett-Packard Co.	21,352	550,028
Hill-Rom Holdings, Inc.	13,600	458,184
Home Depot, Inc./The	18,206	765,380
Honeywell International, Inc.	9,802	532,739
Host Hotels & Resorts, Inc. REIT	9,300	137,361
Humana, Inc.	17,000	1,489,370
Huntington Bancshares, Inc.	41,800	229,482
Ingersoll-Rand PLC	5,600	170,632
Intel Corp.	87,867	2,130,775
International Business Machines Corp.	17,023	3,130,189
International Paper Co.	13,200	390,720
ITT Corp.	1,900	36,727
ITT Educational Services, Inc. †	10,500	597,345
Johnson & Johnson	68,896	4,518,200
Jones Lang LaSalle, Inc.	6,800	416,568
JPMorgan Chase & Co.	101,873	3,387,277
KBR, Inc.	10,900	303,783
KeyCorp	199,700	1,535,693
Kimberly-Clark Corp.	25,563	1,880,414
Kimco Realty Corp. REIT	6,500	105,560
Kohl’s Corp.	10,200	503,370
Kraft Foods, Inc., Class A	5,321	198,793

	SHARES	VALUE (Note 3)
United States - 47.7% (1) (continued)
L-3 Communications Holdings, Inc.	21,653	$1,443,822
Lexmark International, Inc., Class A	18,400	608,488
Lincoln National Corp.	9,700	188,374
Lockheed Martin Corp.	15,743	1,273,609
Loews Corp.	14,300	538,395
Lorillard, Inc.	1,000	114,000
Lowe’s Cos., Inc.	44,200	1,121,796
Ltd. Brands, Inc.	9,661	389,821
Macerich Co./The REIT	2,100	106,260
Macy’s, Inc.	32,600	1,049,068
Marathon Oil Corp.	48,229	1,411,663
McDermott International, Inc. †	32,200	370,622
McDonald’s Corp.	20,525	2,059,273
McKesson Corp.	2,700	210,357
Medco Health Solutions, Inc. †	11,921	666,384
Medtronic, Inc.	6,082	232,636
Merck & Co., Inc.	75,219	2,835,756
MGM Resorts International †	17,400	181,482
Microsoft Corp.	163,550	4,245,758
Monsanto Co.	2,600	182,182
Morgan Stanley	12,700	192,151
Motorola Solutions, Inc.	24,700	1,143,363
Murphy Oil Corp.	10,394	579,362
National Oilwell Varco, Inc.	3,300	224,367
Navistar International Corp. †	7,500	284,100
Newmont Mining Corp.	5,161	309,712
News Corp., Class A	83,900	1,496,776
Noble Energy, Inc.	2,300	217,097
Norfolk Southern Corp.	9,323	679,274
Northrop Grumman Corp.	35,479	2,074,812
Nucor Corp.	12,700	502,539
Occidental Petroleum Corp.	15,090	1,413,933
Omnicare, Inc.	55,000	1,894,750
Omnicom Group, Inc.	4,200	187,236
Oracle Corp.	52,386	1,343,701
Patriot Coal Corp. †	13,000	110,110
PDL BioPharma, Inc.	103,643	642,587
PepsiCo, Inc.	20,772	1,378,222
PetSmart, Inc.	1,554	79,705
Pfizer, Inc.	183,043	3,961,050
Philip Morris International, Inc.	43,493	3,413,331
Plum Creek Timber Co., Inc. REIT	2,131	77,909
PNC Financial Services Group, Inc.	22,500	1,297,575
Popular, Inc. †	214,400	298,016
Procter & Gamble Co./The	68,108	4,543,485
ProLogis, Inc. REIT	5,980	170,968
Protective Life Corp.	29,398	663,219
Public Storage REIT	1,669	224,414
PulteGroup, Inc. †	68,300	430,973
RadioShack Corp.	23,900	232,069
Rayonier, Inc. REIT	3,871	172,763
Raytheon Co.	13,067	632,181
Reinsurance Group of America, Inc.	5,500	287,375
Reynolds American, Inc.	18,374	761,051
Sara Lee Corp.	8,136	153,933
SEACOR Holdings, Inc. †	2,100	186,816
Sealed Air Corp.	9,599	165,199

The accompanying notes are an integral part of these financial statements.	(Continued)

42	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 3)
United States - 47.7% (1) (continued)
Service Corp. International	57,000	$607,050
Simon Property Group, Inc. REIT	4,342	559,857
Smithfield Foods, Inc. †	22,600	548,728
Southwest Airlines Co.	19,200	164,352
Sprint Nextel Corp. †	65,800	153,972
Starbucks Corp.	4,700	216,247
State Street Corp.	5,500	221,705
Steel Dynamics, Inc.	36,600	481,290
Target Corp.	26,300	1,347,086
TE Connectivity Ltd.	19,860	611,887
Tekelec †	15,100	165,043
Thomas & Betts Corp. †	914	49,904
Time Warner Cable, Inc.	5,300	336,921
Time Warner, Inc.	22,266	804,693
Timken Co.	5,833	225,795
Torchmark Corp.	9,300	403,527
Travelers Cos., Inc./The	35,301	2,088,760
Tyco International Ltd.	14,200	663,282
Tyson Foods, Inc., Class A	25,800	532,512
United Technologies Corp.	17,449	1,275,347
UnitedHealth Group, Inc.	15,000	760,200
Unum Group	38,309	807,171
URS Corp. †	22,000	772,640
Valero Energy Corp.	40,500	852,525
Ventas, Inc. REIT	2,400	132,312
Verizon Communications, Inc.	66,912	2,684,509
Viacom, Inc., Class B	6,637	301,386
Visa, Inc., Class A	7,500	761,475
Vishay Intertechnology, Inc. †	29,200	262,508
Vornado Realty Trust REIT	2,748	211,211
W&T Offshore, Inc.	10,900	231,189
Walgreen Co.	33,040	1,092,302
Wal-Mart Stores, Inc.	62,205	3,717,371
Warnaco Group, Inc./The †	1,700	85,068
Waste Management, Inc.	2,373	77,621
WellPoint, Inc.	26,191	1,735,154
Wells Fargo & Co.	88,670	2,443,745
Western Digital Corp. †	35,000	1,083,250
Weyerhaeuser Co. REIT	8,600	160,562
Whirlpool Corp.	3,500	166,075
Williams Cos., Inc./The	13,000	429,260
Wyndham Worldwide Corp.	7,544	285,390
Wynn Resorts Ltd.	2,000	220,980

		191,578,023

TOTAL COMMON STOCKS (cost $331,671,575)		359,242,365

PREFERRED STOCKS - 0.2%

Germany - 0.2%
Porsche Automobil Holding SE	10,215	545,329
ProSiebenSat.1 Media AG	8,908	162,308
Volkswagen AG	2,748	410,857

TOTAL PREFERRED STOCKS (cost $1,056,849)		1,118,494

	SHARES	VALUE (Note 3)

MONEY MARKET FUNDS - 8.0%
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.130% (d)(e)	910,611	$910,611
J.P. Morgan Treasury Plus Money Market Fund - Institutional Shares, 0.000% (d)	31,035,686	31,035,686

TOTAL MONEY MARKET FUNDS (cost $31,946,297)		31,946,297

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 1.7%
J.P. Morgan Prime Money Market Fund -
Capital Shares, 0.130% (d)(f) (cost $6,787,138)	6,787,138	6,787,138

TOTAL INVESTMENTS - 99.3% (cost $371,461,859)		399,094,294

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.7% (g)		2,690,107

NET ASSETS - 100.0%		$401,784,401

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $6,517,796; cash collateral of $6,787,138 was received with which the Fund purchased a money market fund.
(b)	Security fair valued at $0 as of December 31, 2011 using procedures approved by the Board of Trustees.
(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(d)	Represents annualized seven-day yield as of December 31, 2011.
(e)	A portion of the security is pledged as collateral to the brokers for forward foreign exchange contracts.
(f)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(g)	Includes appreciation (depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2, with respect to ASC 820 unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).
(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certificate of Shares

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	43

Schedule of Investments	December 31, 2011

AQR GLOBAL EQUITY FUND

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$40,748,567	10.1%
Consumer Staples	41,151,526	10.2
Energy	44,764,999	11.1
Financials	62,156,437	15.5
Health Care	46,625,305	11.6
Industrials	37,090,671	9.2
Information Technology	37,105,089	9.2
Materials	26,770,434	6.7

SECTOR	VALUE	% OF NET ASSETS
Telecommunication Services	$16,357,624	4.1%
Utilities	7,590,207	1.9
Money Market Funds	38,733,435	9.7

Total Investments	399,094,294	99.3
Other Assets in Excess of Liabilities (g)	2,690,107	0.7

Net Assets	$401,784,401	100.0%

Total return swap contract outstanding as of December 31, 2011:

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	Swiss Market Index Futures	3/16/2012	CHF	(2,316,393)	$(104,972)

Money Market Fund investment pledged as collateral for total return swap contract is included in the collateral for forward foreign currency exchange contracts.

Open futures contracts outstanding at December 31, 2011:

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
455	CAC40 10 Euro Futures	January 20, 2012	$17,903,703	$18,641,115	$737,412
1	DAX Index Futures	March 16, 2012	186,954	190,902	3,948
347	FTSE 100 Index Futures	March 16, 2012	29,174,371	29,833,005	658,634
104	FTSE/MIB Index Futures	March 16, 2012	10,014,250	10,171,200	156,950
43	IBEX 35 Index Futures	January 20, 2012	4,590,097	4,717,127	127,030
9	MSCI Singapore Index Futures	January 30, 2012	423,817	416,746	(7,071)
71	S&P 500 E-Mini Futures	March 16, 2012	4,363,845	4,446,730	82,885

			66,657,037	68,416,825	1,759,788

Short Contracts:
12	Amsterdam Index Futures	January 20, 2012	$(916,340)	$(973,017)	$(56,677)
207	OMXS30 Index Futures	January 20, 2012	(2,865,438)	(2,974,738)	(109,300)
41	S&P/Toronto Stock Exchange 60 Index Futures	March 15, 2012	(5,388,974)	(5,464,521)	(75,547)
185	SPI 200 Index Futures	March 15, 2012	(19,788,373)	(19,011,678)	776,695
43	TOPIX Index Futures	March 8, 2012	(4,079,577)	(4,067,039)	12,538

			(33,038,702)	(32,490,993)	547,709

			$33,618,335	$35,925,832	$2,307,497

Cash held as collateral with broker for futures contracts was $5,583,765 at December 31, 2011.

The accompanying notes are an integral part of these financial statements.	(Continued)

44	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR GLOBAL EQUITY FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2011:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/21/12	The Royal Bank of Scotland	AUD	7,300,000	$7,307,130	$7,402,131	$95,001
Canadian Dollar, Expiring 03/21/12	The Royal Bank of Scotland	CAD	9,697,000	9,462,040	9,502,167	40,127
Swiss Franc, Expiring 03/21/12	The Royal Bank of Scotland	CHF	6,472,000	6,902,961	6,901,643	(1,318)
Danish Krone, Expiring 03/21/12	The Royal Bank of Scotland	DKK	260,000	46,183	45,311	(872)
Euro, Expiring 03/21/12	The Royal Bank of Scotland	EUR	2,377,000	3,095,512	3,078,573	(16,939)
British Pound, Expiring 03/21/12	The Royal Bank of Scotland	GBP	40,162,000	62,647,021	62,324,574	(322,447)
Hong Kong Dollar, Expiring 03/21/12	The Royal Bank of Scotland	HKD	3,422,000	439,804	440,742	938
Israeli Shekel, Expiring 03/21/12	The Royal Bank of Scotland	ILS	4,389,000	1,163,510	1,150,189	(13,321)
Japanese Yen, Expiring 03/21/12	The Royal Bank of Scotland	JPY	315,076,000	4,054,623	4,099,316	44,693
Norwegian Krone, Expiring 03/21/12	The Royal Bank of Scotland	NOK	181,860,000	31,068,703	30,322,054	(746,649)
New Zealand Dollar, Expiring 03/21/12	The Royal Bank of Scotland	NZD	10,883,000	$8,217,438	$8,426,845	$209,407
Swedish Krona, Expiring 03/21/12	The Royal Bank of Scotland	SEK	242,859,000	35,363,480	35,164,059	(199,421)
Singapore Dollar, Expiring 03/21/12	The Royal Bank of Scotland	SGD	544,000	416,612	419,412	2,800

				170,185,017	169,277,016	(908,001)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/21/12	The Royal Bank of Scotland	AUD	(5,589,000)	$(5,525,905)	$(5,667,193)	$(141,288)
Canadian Dollar, Expiring 03/21/12	The Royal Bank of Scotland	CAD	(13,888,000)	(13,541,734)	(13,608,961)	(67,227)
Swiss Franc, Expiring 03/21/12	The Royal Bank of Scotland	CHF	(27,513,000)	(29,696,192)	(29,339,448)	356,744
Danish Krone, Expiring 03/21/12	The Royal Bank of Scotland	DKK	(4,511,000)	(805,694)	(786,143)	19,551
Euro, Expiring 03/21/12	The Royal Bank of Scotland	EUR	(53,136,000)	(69,851,495)	(68,819,124)	1,032,371
British Pound, Expiring 03/21/12	The Royal Bank of Scotland	GBP	(2,809,000)	(4,369,861)	(4,359,089)	10,772
Hong Kong Dollar, Expiring 03/21/12	The Royal Bank of Scotland	HKD	(293,000)	(37,664)	(37,737)	(73)
Israeli Shekel, Expiring 03/21/12	The Royal Bank of Scotland	ILS	(58,000)	(15,321)	(15,200)	121
Japanese Yen, Expiring 03/21/12	The Royal Bank of Scotland	JPY	(2,897,786,000)	(37,252,150)	(37,701,824)	(449,674)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	45

Schedule of Investments	December 31, 2011

AQR GLOBAL EQUITY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Norwegian Krone, Expiring 03/21/12	The Royal Bank of Scotland	NOK	(40,771,000)	$(6,815,293)	$(6,797,869)	$17,424
New Zealand Dollar, Expiring 03/21/12	The Royal Bank of Scotland	NZD	(4,209,000)	(3,232,933)	(3,259,082)	(26,149)
Swedish Krona, Expiring 03/21/12	The Royal Bank of Scotland	SEK	(14,127,000)	(2,025,196)	(2,045,478)	(20,282)
Singapore Dollar, Expiring 03/21/12	The Royal Bank of Scotland	SGD	(20,000)	(15,334)	(15,420)	(86)

				(173,184,772)	(172,452,568)	732,204

				$(2,999,755)	$(3,175,552)	$(175,797)

Money Market Fund is pledged as collateral for total return swap and forward foreign currency exchange contracts in the amount of $910,611.

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

ILS - Israeli Shekel

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

The accompanying notes are an integral part of these financial statements.

46	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR INTERNATIONAL EQUITY FUND

COMMON STOCKS - 86.6%	SHARES	VALUE (Note 3)
Australia - 7.6%
AGL Energy Ltd.	22,459	$328,616
Alumina Ltd.	85,028	97,345
Amcor Ltd.	28,354	208,732
Ansell Ltd. (a)	53,827	799,209
Asciano Ltd.	92,252	423,931
ASX Ltd.	5,817	181,576
Australia & New Zealand Banking Group Ltd.	61,472	1,287,525
Bendigo and Adelaide Bank Ltd.	28,235	231,094
BHP Billiton Ltd.	174,625	6,164,026
Caltex Australia Ltd.	85,269	1,023,881
CFS Retail Property Trust REIT	69,740	120,085
Commonwealth Bank of Australia (a)	59,000	2,963,653
Computershare Ltd.	15,439	126,198
CSL Ltd. (a)	23,476	765,384
CSR Ltd. (a)	50,104	100,316
Dexus Property Group REIT (a)	186,006	157,633
Downer EDI Ltd. †	222,310	725,650
Fortescue Metals Group Ltd. (a)	45,904	200,807
Goodman Group REIT	275,420	160,138
GPT Group - In Specie REIT (3)†(b)	143,427	—
GPT Group REIT (a)	79,625	249,567
Incitec Pivot Ltd.	209,634	665,502
Lend Lease Group	21,131	154,742
Mirvac Group REIT	133,089	160,350
Mount Gibson Iron Ltd.	91,914	105,042
National Australia Bank Ltd.	143,368	3,415,247
Newcrest Mining Ltd.	31,842	970,388
Nufarm Ltd. †	61,567	261,040
Origin Energy Ltd.	83,107	1,133,297
OZ Minerals Ltd.	11,735	120,040
Pacific Brands Ltd.	1,284,563	722,057
Paladin Energy Ltd. †	24,740	34,791
Qantas Airways Ltd. †	227,188	338,169
QBE Insurance Group Ltd.	5,873	77,726
QR National Ltd.	64,128	224,016
Rio Tinto Ltd. (a)	24,800	1,528,899
Santos Ltd.	63,385	793,236
Sonic Healthcare Ltd.	82,946	956,056
SP AusNet	558,015	535,491
Stockland REIT	108,979	356,012
Suncorp Group Ltd.	28,819	246,320
TABCORP Holdings Ltd. (a)	198,302	552,373
Tatts Group Ltd.	18,460	46,015
Telstra Corp. Ltd.	197,228	670,777
Wesfarmers Ltd.	21,915	660,162
Westfield Group REIT	96,725	771,710
Westfield Retail Trust REIT	109,594	279,300
Westpac Banking Corp. (a)	118,311	2,415,229
Woodside Petroleum Ltd.	4,852	151,883
Woolworths Ltd.	85,614	2,197,572

		36,858,808

Belgium - 0.4%
Anheuser-Busch InBev NV	7,392	451,158
Groupe Bruxelles Lambert SA	2,641	175,691
Solvay SA	17,514	1,437,817

		2,064,666

	SHARES	VALUE (Note 3)
Denmark - 1.6%
Carlsberg A/S, Class B	24,258	$1,708,092
Danske Bank A/S †	31,768	401,420
DSV A/S	13,807	246,731
Novo Nordisk A/S, Class B	48,099	5,525,768

		7,882,011

Finland - 0.7%
Metso OYJ	51,246	1,892,670
Sampo OYJ, A Shares	16,756	414,478
UPM-Kymmene OYJ	33,428	366,326
Wartsila OYJ	25,720	739,777

		3,413,251

France - 7.8%
Alcatel-Lucent †(a)	479,720	745,495
Arkema SA	23,890	1,678,721
AXA SA	78,177	1,010,532
BNP Paribas SA	44,081	1,716,488
Bouygues SA (a)	5,418	170,400
Christian Dior SA	13,165	1,553,967
Cie Generale de Geophysique - Veritas †	108,050	2,508,055
Cie Generale d’Optique Essilor International SA	14,586	1,028,190
Compagnie de Saint-Gobain	41,017	1,567,905
Credit Agricole SA	59,088	331,057
European Aeronautic Defence and Space Co. NV	77,381	2,409,570
Faurecia	48,792	919,590
France Telecom SA	78,349	1,226,291
Hermes International	5,726	1,701,889
Klepierre REIT	3,675	104,418
Legrand SA	20,624	660,601
L’Oreal SA	10,722	1,116,694
LVMH Moet Hennessy Louis Vuitton SA	6,597	929,284
PPR	8,171	1,166,323
Safran SA	50,764	1,518,151
Sanofi	15,188	1,110,208
Schneider Electric SA	6,425	335,908
Societe BIC SA	7,961	704,291
Societe Generale SA	45,655	1,007,862
Thales SA	5,928	186,594
Total SA	120,598	6,153,861
Unibail-Rodamco SE REIT	3,619	647,704
Valeo SA	55,452	2,194,570
Vivendi SA	42,381	925,157
Zodiac Aerospace	6,731	568,625

		37,898,401

Germany - 6.7%
Adidas AG	15,045	977,520
Allianz SE	6,725	642,265
Aurubis AG	7,693	409,400
BASF SE	47,708	3,321,354
Bayer AG	82,372	5,260,558
Bayerische Motoren Werke AG	8,717	582,715
Bilfinger Berger SE	14,040	1,195,469
Daimler AG	40,399	1,769,820
Deutsche Boerse AG	5,256	293,008

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	47

Schedule of Investments	December 31, 2011

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 3)
Germany - 6.7% (continued)
Deutsche Post AG	29,931	$460,166
Deutsche Telekom AG	104,618	1,200,061
Fresenius SE & Co. KGaA	4,600	425,371
GEA Group AG	37,411	1,056,149
Infineon Technologies AG	41,937	314,969
K+S AG	27,426	1,236,960
Kloeckner & Co. SE	31,926	408,639
Linde AG	7,752	1,152,044
Merck KGaA	22,921	2,282,569
SAP AG	78,031	4,127,188
Siemens AG	43,820	4,192,516
Software AG	31,167	1,149,039
Suedzucker AG	9,548	304,158

		32,761,938

Hong Kong - 2.5%
AIA Group Ltd.	368,400	1,146,801
ASM Pacific Technology Ltd.	6,404	71,726
BOC Hong Kong Holdings Ltd.	64,553	152,322
Cheung Kong Holdings Ltd.	110,278	1,308,160
Cheung Kong Infrastructure Holdings Ltd.	14,827	86,691
CLP Holdings Ltd.	53,509	454,606
Foxconn International Holdings Ltd. †	69,406	44,633
Hang Lung Group Ltd.	30,276	165,691
Hang Seng Bank Ltd. (a)	14,935	176,911
Hong Kong & China Gas Co., Ltd.	266,000	615,889
Hong Kong Exchanges and Clearing Ltd.	43,054	685,075
Hopewell Holdings Ltd.	103,500	264,375
Hutchison Whampoa Ltd.	155,832	1,300,393
Hysan Development Co., Ltd.	211,000	690,931
Li & Fung Ltd.	1,336	2,462
Lifestyle International Holdings Ltd.	20,500	45,123
Link REIT/The REIT (a)	100,382	369,174
Mongolia Energy Corp. Ltd. †	95,406	8,557
New World Development Co., Ltd.	154,896	124,372
NWS Holdings Ltd.	39,000	57,343
Orient Overseas International Ltd.	52,500	305,197
PCCW Ltd.	131,000	44,950
Power Assets Holdings Ltd.	114,000	842,920
Sands China Ltd. †	95,200	267,092
Shanghai Industrial Urban Development Group Ltd. †	8	1
Shangri-La Asia Ltd.	102,000	175,704
SJM Holdings Ltd.	56,000	90,874
Sun Hung Kai Properties Ltd.	70,046	875,359
Swire Pacific Ltd., Class A	31,530	379,891
Television Broadcasts Ltd.	50,403	305,217
Wharf Holdings Ltd.	67,243	303,110
Wheelock & Co., Ltd.	183,621	454,040
Wing Hang Bank Ltd.	16,500	134,992
Wynn Macau Ltd.	56,800	141,793
Yue Yuen Industrial Holdings Ltd.	29,109	91,858

		12,184,233

Italy - 1.6%
Assicurazioni Generali SpA	52,361	786,008
Banca Monte dei Paschi di Siena SpA	192,544	62,532
Enel SpA	355,437	1,441,914

	SHARES	VALUE (Note 3)
Italy - 1.6% (continued)
ENI SpA	196,048	$4,042,046
Intesa Sanpaolo SpA	450,059	749,580
Parmalat Finanziaria SpA (3)†(b)	45,800	—
UniCredit SpA (a)	59,948	494,460

		7,576,540

Japan - 18.9%
Acom Co., Ltd. †	12,810	227,928
Aeon Co., Ltd. (a)	78,700	1,078,046
Aeon Mall Co., Ltd.	2,900	61,523
Ajinomoto Co., Inc.	48,000	576,218
Asahi Glass Co., Ltd.	413	3,453
Asahi Kasei Corp.	190,000	1,145,036
Brother Industries Ltd.	83,600	1,023,223
Canon, Inc. (a)	27,215	1,197,660
Central Japan Railway Co.	124	1,046,471
Chiba Bank Ltd./The	49,000	315,037
Chiyoda Corp.	49,000	497,491
Chubu Electric Power Co., Inc.	18,797	351,747
Cosmo Oil Co., Ltd.	248,000	692,246
Credit Saison Co., Ltd.	44,612	890,947
Daicel Corp.	193,000	1,172,302
Daido Steel Co., Ltd.	148,000	923,947
Daihatsu Motor Co., Ltd.	58,000	1,031,403
Dai-ichi Life Insurance Co., Ltd./The	288	282,729
Daito Trust Construction Co., Ltd.	2,787	238,641
Daiwa House Industry Co., Ltd.	17,295	206,756
Dena Co., Ltd.	42,300	1,267,157
DIC Corp.	125,000	226,623
East Japan Railway Co.	7,813	497,988
Ebara Corp.	233,000	799,612
Elpida Memory, Inc. †(a)	105,200	486,717
FamilyMart Co., Ltd.	7,200	290,757
FANUC Corp.	2,800	427,090
Fuji Heavy Industries Ltd.	101,721	610,104
Fuji Media Holdings, Inc.	221	334,133
FUJIFILM Holdings Corp.	43	1,014
Fujitsu Ltd.	210,000	1,088,839
Fukuoka Financial Group, Inc.	164,046	687,327
Hino Motors Ltd.	161,000	974,829
Hitachi High-Technologies Corp.	13,800	298,947
Hitachi Ltd.	169,000	879,133
Honda Motor Co., Ltd.	20,797	633,495
Idemitsu Kosan Co., Ltd.	6,400	659,565
IHI Corp.	432,000	1,047,369
Inpex Corp.	172	1,082,951
Isuzu Motors Ltd.	311,000	1,431,701
ITOCHU Corp.	184,044	1,866,107
Japan Petroleum Exploration Co.	5,900	230,232
Japan Prime Realty Investment Corp. REIT	21	49,350
Japan Real Estate Investment Corp. REIT	17	132,356
Japan Retail Fund Investment Corp. REIT	48	71,005
Japan Tobacco, Inc.	363	1,707,013
JGC Corp.	72,000	1,728,625
JS Group Corp.	45,300	868,215
JTEKT Corp.	122,570	1,197,906
JX Holdings, Inc.	84,695	511,100

The accompanying notes are an integral part of these financial statements.	(Continued)

48	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 3)
Japan - 18.9% (continued)
Kaneka Corp.	82,625	$438,457
Kansai Electric Power Co., Inc./The	41,832	642,588
Kao Corp.	7,085	193,321
Kawasaki Kisen Kaisha Ltd.	141,000	253,893
KDDI Corp.	315	2,023,026
Kinden Corp.	70,564	594,862
Kobe Steel Ltd.	639,000	987,587
Komatsu Ltd.	38	886
Konica Minolta Holdings, Inc.	95,500	710,118
Kuraray Co., Ltd.	65,000	922,458
Lawson, Inc.	5,500	342,680
Marubeni Corp.	96,974	590,260
Maruichi Steel Tube Ltd.	23,400	520,381
Miraca Holdings, Inc.	25,606	1,020,847
Mitsubishi Chemical Holdings Corp.	147,000	805,624
Mitsubishi Corp.	19,100	384,956
Mitsubishi Electric Corp.	229,000	2,194,699
Mitsubishi Estate Co., Ltd.	56,020	835,337
Mitsubishi Heavy Industries, Ltd.	161,000	683,800
Mitsubishi UFJ Financial Group, Inc.	503,291	2,130,673
Mitsui & Co., Ltd.	156,743	2,429,398
Mitsui Chemicals, Inc.	195,000	592,083
Mitsui Fudosan Co., Ltd.	35,205	513,349
Mitsumi Electric Co., Ltd.	34,989	259,124
Mizuho Financial Group, Inc.	148,210	200,693
Namco Bandai Holdings, Inc.	62,600	888,453
NHK Spring Co., Ltd.	83,000	733,577
Nikon Corp.	18,300	405,538
Nippon Building Fund, Inc. REIT	19	155,495
Nippon Electric Glass Co., Ltd.	71,000	698,941
Nippon Kayaku Co., Ltd.	31,000	298,093
Nippon Meat Packers, Inc.	42,000	520,437
Nippon Sheet Glass Co., Ltd.	282,000	525,558
Nippon Telegraph & Telephone Corp.	19,019	968,256
Nishi-Nippon City Bank Ltd./The	97,737	280,351
Nisshin Seifun Group, Inc.	84	1,017
Nisshin Steel Co., Ltd.	147,000	224,916
Nitto Denko Corp.	34,583	1,230,131
Nomura Real Estate Holdings, Inc.	3,300	48,967
Nomura Real Estate Office Fund, Inc. REIT	10	51,320
NSK Ltd.	35,000	226,074
NTN Corp.	19,000	76,213
NTT DoCoMo, Inc.	1,043	1,914,969
ORIX Corp.	4,549	375,026
Osaka Gas Co., Ltd.	323,802	1,279,309
Pacific Metals Co., Ltd.	107,000	517,157
Rengo Co., Ltd.	24,299	169,443
Resona Holdings, Inc.	54,800	241,230
Sankyo Co., Ltd.	4,100	207,285
Sapporo Hokuyo Holdings, Inc.	55,600	198,838
SBI Holdings, Inc.	600	43,803
Sega Sammy Holdings, Inc.	82,800	1,788,759
Seino Holdings Corp.	68,837	532,309
Sekisui Chemical Co., Ltd.	109,000	897,897
Sekisui House Ltd.	26,000	231,046
Seven & I Holdings Co., Ltd.	62,339	1,737,370

	SHARES	VALUE (Note 3)
Japan - 18.9% (continued)
Shionogi & Co. Ltd.	23,900	$306,601
Showa Shell Sekiyu KK (a)	69,800	469,314
Softbank Corp.	29,900	878,105
Sojitz Corp.	62	96
Sony Corp.	71	1,280
Sumitomo Heavy Industries Ltd.	200,000	1,167,259
Sumitomo Metal Industries Ltd.	123,000	223,068
Sumitomo Mitsui Financial Group, Inc.	36,236	1,004,925
Sumitomo Mitsui Trust Holdings, Inc.	341	1,000
Sumitomo Realty & Development Co., Ltd.	13,261	231,699
T&D Holdings, Inc.	38,800	361,264
Taisei Corp.	426,000	1,079,846
Takeda Pharmaceutical Co., Ltd.	36,081	1,584,876
THK Co., Ltd.	40,200	791,849
Toho Co., Ltd.	4,000	71,232
Tohoku Electric Power Co., Inc.	15,700	150,837
Tokai Rika Co., Ltd.	7,799	119,096
Tokyo Electric Power Co., Inc./The †	62,373	149,685
Tokyo Electron Ltd.	13,900	704,280
Tokyo Gas Co., Ltd.	71	327
Tokyo Tatemono Co., Ltd. (a)	14,000	42,182
Tokyu Corp.	52,000	256,078
Tokyu Land Corp.	26,483	99,937
TonenGeneral Sekiyu KK (a)	38,000	414,343
Tosoh Corp.	179,000	475,671
Toyo Suisan Kaisha Ltd.	11,000	266,197
Toyota Motor Corp.	78,079	2,581,836
Ube Industries Ltd.	388,000	1,060,519
UNY Co., Ltd.	52,800	474,975
USS Co., Ltd.	16,584	1,498,837
West Japan Railway Co.	9,200	399,753
Yamada Denki Co., Ltd.	24,050	1,638,267
Yamaha Motor Co., Ltd.	74,500	942,252
Yamatake Corp.	7,537	163,795

		92,400,223

Netherlands - 2.9%
ASML Holding NV	122,478	5,116,086
Corio NV REIT	2,174	94,136
Delta Lloyd NV	40,175	673,068
ING Groep NV CVA †	159,010	1,137,176
Koninklijke Ahold NV	156,082	2,097,835
Koninklijke DSM NV	15,145	700,024
Koninklijke KPN NV	206,778	2,468,343
Unilever NV CVA	59,667	2,051,563

		14,338,231

Singapore - 1.4%
Ascendas Real Estate Investment Trust REIT	80,637	113,861
CapitaLand Ltd.	197,000	335,264
CapitaMall Trust REIT	71,994	94,261
Cosco Corp. Singapore Ltd. (a)	580,000	390,318
DBS Group Holdings Ltd.	77,128	684,610
Fraser and Neave Ltd.	106,000	506,018
Genting Singapore PLC †(a)	628,000	730,738
Golden Agri-Resources Ltd.	905,000	498,649

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	49

Schedule of Investments	December 31, 2011

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 3)
Singapore - 1.4% (continued)
Jardine Cycle & Carriage Ltd.	15,066	$559,000
Keppel Corp. Ltd.	41,728	298,682
Oversea-Chinese Banking Corp. Ltd.	21,479	129,537
SembCorp Industries Ltd.	32,017	99,863
Singapore Airlines Ltd.	27,000	211,289
Singapore Exchange Ltd.	29,472	139,305
Singapore Press Holdings Ltd.	45,000	127,910
Singapore Technologies Engineering Ltd.	63,265	131,227
Singapore Telecommunications Ltd.	351,524	837,242
StarHub Ltd.	23,988	53,820
United Overseas Bank Ltd.	68,097	801,403
UOL Group Ltd.	18,000	55,446
Yangzijiang Shipbuilding Holdings Ltd.	63,319	44,316

		6,842,759

Spain - 3.2%
Acciona SA	7,635	656,186
Amadeus IT Holding SA, A Shares	95,131	1,536,195
Banco Bilbao Vizcaya Argentaria SA	196,454	1,692,294
Banco Santander SA	424,844	3,209,548
Endesa SA	56,918	1,165,076
Inditex SA	38,099	3,110,208
Repsol YPF SA (a)	103,109	3,154,650
Telefonica SA	57,668	993,513

		15,517,670

Sweden - 2.9%
Atlas Copco AB, A Shares	15,690	336,182
Boliden AB	74,676	1,083,363
Getinge AB, B Shares	18,745	473,999
Investor AB, B Shares	19,364	360,146
Lundin Petroleum AB †	116,880	2,862,698
NCC AB, Class B	19,576	342,917
Nordea Bank AB	121,593	937,195
Sandvik AB	139,873	1,710,013
Scania AB, B Shares	28,826	425,505
Skandinaviska Enskilda Banken AB, Class A	143,341	831,666
Swedbank AB	53,455	689,816
Swedish Match AB	41,164	1,458,174
Telefonaktiebolaget LM Ericsson, B Shares	196,839	1,996,068
TeliaSonera AB	90,089	610,442

		14,118,184

Switzerland - 8.0%
ABB Ltd. †	83,894	1,576,055
Compagnie Financiere Richemont SA, Class A	69,122	3,477,024
Nestle SA	176,041	10,108,895
Novartis AG	112,540	6,425,256
Roche Holding AG	52,104	8,811,742
Sulzer AG	7,563	805,355
Swiss Life Holding AG †	10,426	954,901
Swisscom AG	843	318,846
Syngenta AG †	13,101	3,849,736
Synthes, Inc. (United States) 144A (c)	2,591	433,681
Transocean Ltd.	11,824	455,083

	SHARES	VALUE (Note 3)
Switzerland - 8.0% (continued)
UBS AG †	140,294	$1,664,264

		38,880,838

United Kingdom - 20.4%
Anglo American PLC	17,662	652,437
AstraZeneca PLC	161,783	7,473,084
Aviva PLC	124,093	577,198
Babcock International Group PLC	20,635	235,417
BAE Systems PLC	93,248	412,046
Berkeley Group Holdings PLC †	40,037	793,243
BG Group PLC	34,458	736,148
BHP Billiton PLC	97,117	2,839,282
BP PLC	998,678	7,113,872
British American Tobacco PLC	64,385	3,054,449
British Land Co. PLC REIT	29,205	209,615
BT Group PLC	240,564	713,076
Cairn Energy PLC †	56,625	232,802
Cookson Group PLC	33,568	264,931
Drax Group PLC	64,147	542,530
easyJet PLC †	51,296	311,986
Eurasian Natural Resources Corp PLC	57,584	567,921
Experian PLC	124,392	1,690,805
Ferrexpo PLC	143,901	600,688
GKN PLC	679,063	1,928,348
GlaxoSmithKline PLC	346,273	7,890,152
Glencore International PLC	35,733	218,183
Hammerson PLC REIT	28,872	161,225
Home Retail Group plc	192,174	247,726
HSBC Holdings PLC	509,333	3,888,272
Imperial Tobacco Group PLC	60,782	2,300,023
Inchcape PLC	145,688	662,843
Intermediate Capital Group PLC	306,321	1,087,536
Investec PLC	60,893	320,459
ITV PLC	1,312,343	1,386,406
Kazakhmys PLC	108,062	1,560,286
Kesa Electricals PLC	308,926	323,648
Ladbrokes PLC	329,851	665,331
Land Securities Group PLC REIT	24,126	237,954
Legal & General Group PLC	832,979	1,331,164
Lloyds Banking Group PLC †	3,765,916	1,512,694
Misys PLC †	215,424	776,831
Mondi PLC	268,609	1,897,361
National Grid PLC	69,697	673,676
Pearson PLC	54,048	1,014,410
Persimmon PLC	270,264	1,971,671
Prudential PLC	8,343	82,547
Randgold Resources Ltd.	3,761	384,520
Reed Elsevier PLC	49,673	399,873
Rentokil Initial PLC †	629,339	612,321
Resolution Ltd.	60,324	235,157
Rio Tinto PLC	65,621	3,205,360
Royal Bank of Scotland Group PLC †	6,438,979	2,029,616
Royal Dutch Shell PLC, A Shares	162,255	5,953,021
Royal Dutch Shell PLC, B Shares	230,716	8,775,948
Sage Group PLC/The	139,260	636,330
Segro PLC REIT	49,428	160,047
SSE PLC	124,542	2,492,995
Tate & Lyle PLC	115,956	1,267,692

The accompanying notes are an integral part of these financial statements.	(Continued)

50	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 3)
United Kingdom - 20.4% (continued)
Tesco PLC	621,574	$3,889,089
TUI Travel PLC	133,608	344,617
Tullow Oil PLC	33,537	728,698
Vedanta Resources PLC	24,161	381,197
Vodafone Group PLC	2,016,778	5,622,993
William Hill PLC	86,074	270,554
Wolseley PLC	29,720	982,996

		99,533,300

TOTAL COMMON STOCKS (cost $432,335,070)		422,271,053

PREFERRED STOCKS - 0.6%

Germany - 0.6%
Porsche Automobil Holding SE	26,333	1,405,789
ProSiebenSat.1 Media AG	25,049	456,404
Volkswagen AG	6,683	999,184

		2,861,377

Switzerland - 0.0% (d)
Schindler Holding AG	613	71,255

TOTAL PREFERRED STOCKS (cost $2,685,925)		2,932,632

MONEY MARKET FUNDS - 9.7%
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.130% (e)(f)	3,821,179	3,821,179
J.P. Morgan Treasury Plus Money Market Fund - Institutional Shares, 0.000% (e)	43,579,548	43,579,548

TOTAL MONEY MARKET FUNDS (cost $47,400,727)		47,400,727

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 2.7%
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.130% (e)(g) (cost $13,302,060)	13,302,060	13,302,060

TOTAL INVESTMENTS - 99.6% (cost $495,723,782)		485,906,472

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4% (h)		2,170,903

NET ASSETS - 100.0%		$488,077,375

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $12,763,613; cash collateral of $13,302,060 was received with which the Fund purchased a money market fund.
(b)	Security fair valued at $0 as of December 31, 2011 using procedures approved by the Board of Trustees.
(c)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(d)	Represents less than 0.05 percent of net assets.
(e)	Represents annualized seven-day yield as of December 31, 2011.
(f)	A portion of the security is pledged as collateral to the brokers for forward foreign exchange contracts.
(g)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(h)	Includes appreciation (depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2, with respect to ASC 820 unless otherwise noted in parentheses.

(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certificate of Shares

REIT - Real Estate Investment Trust

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$51,157,365	10.5%
Consumer Staples	40,352,234	8.3
Energy	49,922,279	10.2
Financials	65,707,686	13.5
Health Care	52,573,550	10.8
Industrials	56,391,618	11.6
Information Technology	25,419,705	5.2
Materials	49,798,299	10.2
Telecommunication Services	21,469,867	4.4
Utilities	12,411,082	2.5
Money Market Funds	60,702,787	12.4

Total Investments	485,906,472	99.6
Other Assets in Excess of Liabilities (h)	2,170,903	0.4

Net Assets	$488,077,375	100.0%

Total return swap contract outstanding as of December 31, 2011:

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	Swiss Market Index Futures	3/16/2012	CHF	(18,079,168)	$(819,294)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	51

Schedule of Investments	December 31, 2011

AQR INTERNATIONAL EQUITY FUND

Money Market Fund investment pledged as collateral for the total return swap contract is included in the collateral for forward foreign currency exchange contracts.

Open futures contracts outstanding at December 31, 2011:

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
836	CAC40 10 Euro Futures	January 20, 2012	$32,794,077	$34,250,488	$1,456,411
4	DAX Index Futures	March 16, 2012	747,816	763,608	15,792
616	FTSE 100 Index Futures	March 16, 2012	51,728,432	52,960,031	1,231,599
188	FTSE/MIB Index Futures	March 16, 2012	18,079,819	18,386,400	306,581
70	IBEX 35 Index Futures	January 20, 2012	7,452,965	7,679,045	226,080
27	MSCI Singapore Index Futures	January 30, 2012	1,271,653	1,250,237	(21,416)
85	TOPIX Index Futures	March 8, 2012	8,169,868	8,039,496	(130,372)

			120,244,630	123,329,305	3,084,675

Short Contracts:
44	Amsterdam Index Futures	January 20, 2012	(3,359,913)	(3,567,729)	(207,816)
37	Hang Seng Index Futures	January 30, 2012	(4,430,368)	(4,396,210)	34,158
594	OMXS30 Index Futures	January 20, 2012	(8,222,551)	(8,536,207)	(313,656)
335	SPI 200 Index Futures	March 15, 2012	(35,875,333)	(34,426,552)	1,448,781

			(51,888,165)	(50,926,698)	961,467

			$68,356,465	$72,402,607	$4,046,142

Cash held as collateral with broker for futures contracts was $10,142,877 at December 31, 2011.

Forward foreign currency exchange contracts outstanding as of December 31, 2011:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/21/12	The Royal Bank of Scotland	AUD	15,673,000	$15,649,703	$15,892,275	$242,572
Swiss Franc, Expiring 03/21/12	The Royal Bank of Scotland	CHF	7,729,000	8,243,554	8,242,089	(1,465)
Danish Krone, Expiring 03/21/12	The Royal Bank of Scotland	DKK	581,000	102,912	101,252	(1,660)
Euro, Expiring 03/21/12	The Royal Bank of Scotland	EUR	6,826,000	8,909,774	8,840,698	(69,076)
British Pound, Expiring 03/21/12	The Royal Bank of Scotland	GBP	72,943,300	113,751,534	113,195,560	(555,974)
Hong Kong Dollar, Expiring 03/21/12	The Royal Bank of Scotland	HKD	12,741,000	1,637,490	1,641,000	3,510
Israeli Shekel, Expiring 03/21/12	The Royal Bank of Scotland	ILS	12,828,000	3,400,536	3,361,728	(38,808)
Japanese Yen, Expiring 03/21/12	The Royal Bank of Scotland	JPY	630,892,000	8,119,501	8,208,259	88,758
Norwegian Krone, Expiring 03/21/12	The Royal Bank of Scotland	NOK	282,847,000	48,321,135	47,159,914	(1,161,221)
New Zealand Dollar, Expiring 03/21/12	The Royal Bank of Scotland	NZD	13,222,000	10,016,918	10,237,962	221,044
Swedish Krona, Expiring 03/21/12	The Royal Bank of Scotland	SEK	375,908,000	54,715,191	54,428,500	(286,691)
Singapore Dollar, Expiring 03/21/12	The Royal Bank of Scotland	SGD	1,810,300	1,386,185	1,395,703	9,518

				274,254,433	272,704,940	(1,549,493)

The accompanying notes are an integral part of these financial statements.	(Continued)

52	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR INTERNATIONAL EQUITY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/21/12	The Royal Bank of Scotland	AUD	(14,379,900)	$(14,241,470)	$(14,581,083)	$(339,613)
Swiss Franc, Expiring 03/21/12	The Royal Bank of Scotland	CHF	(42,067,800)	(45,397,399)	(44,860,468)	536,931
Danish Krone, Expiring 03/21/12	The Royal Bank of Scotland	DKK	(16,367,000)	(2,923,894)	(2,852,317)	71,577
Euro, Expiring 03/21/12	The Royal Bank of Scotland	EUR	(80,479,600)	(105,749,247)	(104,233,205)	1,516,042
British Pound, Expiring 03/21/12	The Royal Bank of Scotland	GBP	(4,149,000)	(6,449,162)	(6,438,540)	10,622
Hong Kong Dollar, Expiring 03/21/12	The Royal Bank of Scotland	HKD	(1,385,000)	(177,979)	(178,384)	(405)
Israeli Shekel, Expiring 03/21/12	The Royal Bank of Scotland	ILS	(344,000)	(90,871)	(90,149)	722
Japanese Yen, Expiring 03/21/12	The Royal Bank of Scotland	JPY	(5,027,782,200)	(64,636,337)	(65,414,272)	(777,935)
Norwegian Krone, Expiring 03/21/12	The Royal Bank of Scotland	NOK	(72,254,000)	(12,076,623)	(12,047,122)	29,501
Swedish Krona, Expiring 03/21/12	The Royal Bank of Scotland	SEK	(3,489,000)	(505,144)	(505,180)	(36)
Singapore Dollar, Expiring 03/21/12	The Royal Bank of Scotland	SGD	(143,000)	(109,688)	(110,249)	(561)

				(252,357,814)	(251,310,969)	1,046,845

				$21,896,619	$21,393,971	$(502,648)

Money Market Fund is pledged as collateral for total return swap and forward foreign currency exchange contracts in the amount of $3,821,179.

AUD - Australian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

ILS - Israeli Shekel

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2011	53

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

LONG INVESTMENTS - 121.5%	SHARES	VALUE (Note 3)
COMMON STOCKS - 54.8%

Consumer Discretionary - 3.2%
99 Cents Only Stores †	1,087,339	$23,867,091
AMC Networks, Inc., Class A †	116,903	4,393,215
China Century Dragon Media, Inc. (3)†(a)(b)	150,272	150
China Networks International Holdings Ltd. (3)†(a)	2,287,278	11,436
Cumulus Media, Inc., Class A †	33,276	111,142
Emmis Communications Corp., Class A †	305,531	201,620
Express, Inc. †	97,205	1,938,268
Jakks Pacific, Inc.	562,893	7,942,420
Lennar Corp. B Shares, Class B	87,399	1,361,677
Little Sheep Group Ltd. (China) (2)	12,885,344	10,659,813
McCormick & Schmick’s Seafood Restaurants, Inc. †	665,110	5,813,061
Morton’s Resturant Group, Inc. †	570,490	3,924,971
Talbots, Inc. †	717,099	1,907,483
TripAdvisor, Inc. †	124,027	3,126,721
Viacom, Inc., Class B	71,249	3,235,417

		68,494,485

Consumer Staples - 0.9%
Celsius Holdings, Inc. †	161,622	33,941
Central Garden and Pet Co. †	675,146	5,509,191
Embotelladora Andina SA, Class A ADR (Chile)	3,000	61,710
Green Mountain Coffee Roasters, Inc. †	31,981	1,434,348
Molson Coors Brewing Co., Class B	2,626	114,336
Susser Holdings Corp. †	65,412	1,479,619
Winn-Dixie Stores, Inc. †	995,996	9,342,443

		17,975,588

Energy - 7.5%
Complete Production Services, Inc. †	725,760	24,356,506
Compton Petroleum Corp. (Canada) †	239,381	1,017,369
GreenHouse Holdings, Inc. †	92,130	6,449
Gulf United Energy, Inc. †	1,959,798	431,156
Mission NewEnergy Ltd. (Australia) †	20,132	45,700
Royal Dutch Shell PLC, Class A ADR (Netherlands)	742,443	54,265,159
Sevan Marine ASA (Norway) †	90,199	124,910
Southern Union Co.	786,673	33,126,800
Superior Energy Services, Inc. †	19,200	546,048
SV Unsecured Ltd. (Cayman Islands) †	360	498
TGC Industries, Inc. †	70,249	501,578
Venoco, Inc. †	643,177	4,354,308
Williams Cos., Inc./The	1,169,061	38,602,394

		157,378,875

Financials - 11.5%
Australia Acquisition Corp. (Australia) (2)†	612,000	5,997,600
Azteca Acquisition Corp. (2)†	800,000	8,000,000
Bancorp Rhode Island, Inc.	112,282	4,947,567
BBCN Bancorp, Inc. †	2,997	28,322
Blue Wolf Mongolia Holdings Corp. (2)†	526,500	5,265,000

	SHARES	VALUE (Note 3)
Financials - 11.5% (continued)
Cazador Acquisition Corp. Ltd. (Cayman Islands) (2)†	306,257	$2,995,193
China Growth Equity Investment Ltd. (Cayman Islands) (2)†	395,000	3,890,750
China VantagePoint Acquisition Co. (2)†	199,098	1,178,660
Delphi Financial Group, Inc., Class A	270,652	11,989,884
Empeiria Acquisition Corp. (2)†	680,000	6,806,800
European CleanTech SE, Class A (Luxembourg) (2)†	621,000	7,837,968
FlatWorld Acquisition Corp. (Virgin Islands, British) (2)†	219,450	2,157,193
General American Investors Co., Inc.	7,047	175,541
General Growth Properties, Inc. REIT	95,138	1,428,973
Global Cornerstone Holdings Ltd. (2)†	632,000	6,320,000
Global Eagle Acquisition Corp. (2)†	1,382,500	13,755,875
Harleysville Group, Inc.	280,616	15,874,447
Herald National Bank †	120,341	422,397
Hicks Acquisition Co. II, Inc. (2)†	810,000	7,832,700
IFM Investments Ltd. ADR (China) †	10,475	3,352
Italy1 Investment SA (Luxembourg) (2)†	590,301	7,493,472
Janus Capital Group, Inc.	2,500	15,775
JWC Acquisition Corp. (2)†	1,032,750	10,069,312
Kennedy-Wilson Holdings, Inc.	66,959	708,426
L&L Acquisition Corp. (2)†	306,000	3,023,280
Loews Corp.	7,700	289,905
Lone Oak Acquisition Corp. (Hong Kong) (2)†	328,820	2,548,355
Nautilus Marine Acquisition Corp. (Greece) (2)†	777,600	7,449,408
NYSE Euronext	233,938	6,105,782
Parkvale Financial Corp.	230,039	5,654,359
Patriot National Bank ADR (3)†(a)	2,000,000	1,754,400
PMI Group, Inc./The †	263	7
Prime Acquisition Corp. (China) (2)†	423,935	4,040,101
Primerica, Inc.	116,000	2,695,840
Retail Opportunity Investments Corp. REIT	221,168	2,618,629
RLJ Acquisition, Inc. (2)†	974,044	9,282,639
Santa Monica Media Corp. (3)†(a)	15,377	—
SCG Financial Acquistion Corp. (2)†	631,210	6,248,979
Selway Capital Acquisition Corp., Class A (2)†	414,792	3,992,373
Solar Senior Capital Ltd.	175	2,756
SP Acquisition Holdings, Inc. (3)†(a)	27,000	—
State Bancorp, Inc.	341,430	4,165,446
SWS Group, Inc.	134,338	922,902
TMX Group, Inc. (Canada)	239,750	9,811,217
Tower Bancorp, Inc.	466,051	13,301,096
Transatlantic Holdings, Inc.	410,490	22,466,118
Trian Acquisition I Corp. (3)†(a)	15,200	—
Trio Merger Corp. (2)†	456,000	4,377,600
Universal Business Payment Solutions Acquisition Corp. (2)†	947,052	5,634,959
Wells Fargo & Co.	190	5,236

		241,586,594

Health Care - 5.9%
Acadia Healthcare Co., Inc. †	79,000	787,630

The accompanying notes are an integral part of these financial statements.	(Continued)

54	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 3)
Health Care - 5.9% (continued)
Access Pharmaceuticals, Inc. †(b)	228,024	$328,355
American Dental Partners, Inc. †(b)	681,164	12,826,318
Amgen, Inc.	49,600	3,184,816
Antares Pharma, Inc. †(b)	365,000	803,000
Ariad Pharmaceuticals, Inc. †	236,000	2,891,000
AVI BioPharma, Inc. †	376,250	280,306
Cormedix, Inc. †	144,641	40,485
CryoPort, Inc. †	412,654	280,605
Delcath Systems, Inc. †	75,000	228,750
Exact Sciences Corp. †	329,345	2,674,281
Forest Laboratories, Inc. (3)†(a)	335,833	319,041
Healthspring, Inc. †	479,147	26,132,677
Indevus Pharmaceuticals, Inc. (3)†(a)	6,006	—
InspireMD, Inc. (United Kingdom) (3)†(a)(b)	135,823	296,094
ISTA Pharmaceuticals, Inc. †	173,218	1,221,187
Kips Bay Medical, Inc. †	85,121	108,955
MannKind Corp. †	7	18
Medco Health Solutions, Inc. †	387,656	21,669,970
Neostem, Inc. †	324,000	164,268
Pacira Pharmaceuticals, Inc. †	129,165	1,117,277
Pharmasset, Inc. †	165,544	21,222,741
PharMerica Corp. †	412,562	6,262,691
Provectus Pharmaceuticals, Inc. †	706,665	572,399
Rosetta Genomics Ltd. (Israel) †	261,279	47,030
SonoSite, Inc. †	277,890	14,967,156
Synovis Life Technologies, Inc. †	194,898	5,424,011
Unilife Corp. †	83,957	261,946

		124,113,007

Industrials - 3.9%
Allied Defense Group, Inc./The †(b)(2)	190,011	598,535
Barnes Group, Inc.	374	9,017
Broadwind Energy, Inc. †	410,000	278,800
China Dredging Group Co., Ltd. ADR (China) (2)†	1,000,000	5,000,000
China Electric Motor, Inc. (China) †	2,400	192
Dollar Thrifty Automotive Group, Inc. †	149,296	10,489,537
Goodrich Corp.	224,236	27,737,993
HEICO Corp., Class A	224,069	8,817,115
Huntington Ingalls Industries, Inc. †	19,129	598,355
Kratos Defense & Security Solutions, Inc. †	67,232	401,375
RSC Holdings, Inc. †	1,223,532	22,635,342
Sapphire Industry Corp. (3)†(a)	25,025	—
TNT Express NV (Netherlands) (2)	304,208	2,265,732
WCA Waste Corp. †	556,186	3,620,771

		82,452,764

Information Technology - 11.5%
Advanced Analogic Technologies, Inc. †	1,705,108	9,855,524
Bankrate, Inc. †	106,561	2,291,061
Blue Coat Systems, Inc. †	747,584	19,026,013
DemandTec, Inc. †	630,492	8,303,580
Equinix, Inc. †	7,162	726,227
Fundtech Ltd. (Israel) (3)(a)	372,242	8,684,406
Gerber Scientific, Inc. (3)†(a)	879,944	—

	SHARES	VALUE (Note 3)
Information Technology - 11.5% (continued)
Identive Group, Inc. †(c)	158,000	$352,340
Intel Corp.	8,120	196,910
INX, Inc. †	455,987	3,989,886
LoopNet, Inc. †	1,069,724	19,554,555
Magic Software Enterprises Ltd. (Israel) †	238,075	1,230,848
Magma Design Automation, Inc. †	1,938,220	13,916,420
Mentor Graphics Corp. †	111,827	1,516,374
Micron Technology, Inc. †	31,163	196,015
Molex, Inc., Class A	126,649	2,505,117
Motorola Mobility Holdings, Inc. †	603,420	23,412,696
Neonode, Inc. †	155,625	739,219
Netlogic Microsystems, Inc. †	540,199	26,777,664
Novellus Systems, Inc. †	347,293	14,339,728
Orckit Communications Ltd. (Israel) †	15,174	15,326
Pinnacle Data Systems, Inc. †	68,723	163,561
Procera Networks, Inc. †	51,800	807,044
RightNow Technologies, Inc. †	537,675	22,974,853
S1 Corp. †	1,980,902	18,957,232
Shanda Interactive Entertainment Ltd. ADR (Cayman Islands) †	302,697	12,110,907
SinoHub, Inc. (China) †	577,161	220,879
SouthPeak Interactive Corp. (3)†(a)	1,500,000	22,650
SuccessFactors, Inc. †	704,122	28,073,344
Tekelec †	41,318	451,606
Telestone Technologies Corp. (China) †(c)	115,818	481,803
Trunkbow International Holdings Ltd. (China) †	142,819	285,638
Uni-Pixel, Inc. †	38,764	193,820
Visa, Inc., Class A	6,452	655,071

		243,028,317

Materials - 3.0%
A.M. Castle & Co. †	49,135	464,817
Agnico-Eagle Mines Ltd. (Canada)	1	36
Anvil Mining Ltd. (Canada) †	828,191	5,967,040
Aurcana Corp. (Canada) †	1,246,774	868,917
B2Gold Corp. (Canada) †	376,072	1,144,367
Calvista Gold Corp. (Canada) †	200,000	98,160
Cereplast, Inc. †	258,156	247,830
China GengSheng Minerals, Inc. (China) †(c)	193,262	133,158
Commercial Metals Co.	143,384	1,983,001
Edgewater Exploration Ltd. (Canada) †	417,850	180,470
Energy Fuels, Inc. (Canada) †	720,000	197,890
Grande Cache Coal Corp. (Canada) †	2,426,089	23,600,041
Independence Gold Corp. (Canada) †	179,440	77,500
Kangaroo Resources Ltd. (Australia) (2)†	307,701	45,687
Lion One Metals Ltd. (Canada) (3)†(a)	775,282	852,335
Mines Management, Inc. †	16,120	32,240
Monsanto Co.	3,820	267,667
New Gold, Inc. (Canada) †	48,449	488,886
Quaker Chemical Corp.	3,650	141,948
Sealed Air Corp.	132,750	2,284,627
Solitario Exploration & Royalty Corp. †	59,250	83,542

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	55

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 3)
Materials - 3.0% (continued)
Southern Arc Minerals, Inc. (Canada) (3)†(a)	248,481	$165,857
Temple-Inland, Inc.	780,401	24,746,516

		64,072,532

Telecommunication Services - 2.8%
Clearwire Corp., Class A †	1,580,000	3,065,200
Cleveland Unlimited (3)†(a)	1	1,296,111
Telephone & Data Systems, Inc. Special Shares, Class L	2,253,386	53,653,121
Towerstream Corp. †	75,000	157,500
Windstream Corp.	2	23
XO holdings, Inc. O Shares (3)†(a)	1,366,340	—

		58,171,955

	SHARES	VALUE (Note 3)
Utilities - 4.6%
Central Vermont Public Service Corp.	242,442	$8,509,714
China Hydroelectric Corp. ADR (China) †	6,651	7,582
Constellation Energy Group, Inc.	982,153	38,962,010
Genie Energy Ltd., Class B	49,936	395,993
Northeast Utilities	38,287	1,381,012
Pennichuck Corp.	107,341	3,094,641
Progress Energy, Inc.	800,153	44,824,571

		97,175,523

TOTAL COMMON STOCKS (cost $1,134,363,291)		1,154,449,640

CONVERTIBLE PREFERRED STOCKS - 3.7%	MOODY’S RATING* (UNAUDITED)		SHARES	VALUE (Note 3)
Consumer Discretionary - 0.0% (d)
Beazer Homes USA, Inc., $25.00 par, 7.250%	NR		52,875	$637,144
Beazer Homes USA, Inc., $25.00 par, 7.500%	CCC	**	5,000	67,100

				704,244

Consumer Staples - 0.4%
Universal Corp., Perpetual, $1,000.00 par, 6.750%	BB	**	8,350	8,642,250

Energy - 0.7%
Chesapeake Energy Corp., Perpetual 144A, $1,000.00 par, 5.750% (2)(e)	B+	**	10,000	9,800,000
Energy XXI Bermuda Ltd., Perpetual (Bermuda), $250.00 par, 5.625% (2)	NR		9,535	3,229,981
Superior Well Services, Inc., Perpetual, Series A, $1,000.00 par, 4.000% (2)	NR		1,169	1,038,072
Whiting Petroleum Corp., Perpetual, $100.00 par, 6.250%	B	**	1,144	251,737

				14,319,790

Financials - 2.1%
Ally Financial, Inc., Perpetual 144A, $1,000.00 par, 7.000% (2)(e)	B3		2,175	1,559,135
Boston Private Capital Trust I, $50.00 par, 4.875% (2)	NR		3,750	115,547
Citigroup, Inc., $100.00 par, 7.500%	NR		40,000	3,250,000
Dole Food Automatic Common Exchange 144A, $12.50 par, 7.000% (2)†(e)	NR		62,250	532,045
Jack Cooper Holdings Corp. 144A, $99.08 par, 12.750% (2)(e)	NR		6,950,000	6,915,250
Jack Cooper Holdings Corp., Perpetual 144A, $100.00 par, 0.000% (2)†(e)(f)	NR		2,000	200,000
MetLife, Inc., $82.88 par, 5.000%	BBB-	**	105,250	6,485,505
MF Global Holdings Ltd., Perpetual, $100.00 par, 9.750% (2)	NR		19,550	178,394
SLM Corp., Perpetual, Series A, $50.00 par, 6.970%	Ba3		12,500	501,250
Sovereign Capital Trust IV, $50.00 par, 4.375% (2)	Baa3		455,495	21,636,012
UBS AG (Switzerland), $25.00 par, 9.375% (2)	NR		26,000	351,520
Wells Fargo & Co., Perpetual, Series L, $1,000.00 par, 7.500%	Baa3		500	527,000
Wintrust Financial Corp., $50.00 par, 7.500% (2)	NR		24,300	1,095,930

				43,347,588

Industrials - 0.1%
Nielsen Holdings NV (Netherlands), $50.00 par, 6.250% (2)	B	**	6,800	393,125
Timberjack Corp. $188,000.00 par, 8.000% (3)†(a)	NR		188,000	736,772

				1,129,897

The accompanying notes are an integral part of these financial statements.	(Continued)

56	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING* (UNAUDITED)				SHARES	VALUE (Note 3)
Information Technology - 0.0% (d)
Authentidate Holding Corp., Series C, ADR $1.60 par, 15.000% (3)†(a)	NR				218,000	$444,720

Materials - 0.3%
North Atlantic Trading Co. 144A, $97.00 par, 19.000% (2)(b)(e)(g)	Caa2				2,000,000	1,880,000
North Atlantic Trading Co. 144A, $98.00 par, 11.500% (2)(b)(e)	B2				5,625,000	5,371,875

						7,251,875

Utilities - 0.1%
PPL Corp., $50.00 par, 8.750%					44,700	2,480,850

TOTAL CONVERTIBLE PREFERRED STOCKS (cost $83,209,624)						78,321,214

CORPORATE BONDS - 18.0%			INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)
Communications - 0.5%
Interactive Network, Inc./FriendFinder Networks, Inc. 144A (2)(e)(g)	CCC+	**	11.500%	04/30/14	$2,544	1,399,281
Interactive Network, Inc./FriendFinder Networks, Inc. 144A (2)(b)(e)	B	**	14.000%	09/30/13	831	756,334
Primus Telecommunications Holding, Inc./Primus Telecommunications Canada, Inc. 144A (2)(e)	WR		13.000%	12/15/16	1,150	1,127,000
WCP Wireless Site Funding LLC/WCP Wireless Site RE Funding LLC 144A (2)(e)	NR		9.247%	11/15/15	3,000	3,070,965
WCP Wireless Site Funding LLC/WCP Wireless Site RE Funding LLC 144A (2)(e)	NR		6.829%	11/15/15	3,325	3,458,485

						9,812,065

Consumer Discretionary - 2.3%
American Airlines Equipment Trust 1990, Series 90-Y (2)(b)(h)	Caa1		11.000%	05/07/14	1,851	1,166,398
Baker & Taylor, Inc. 144A (2)(b)(e)	B3		11.500%	07/01/13	3,250	2,535,000
Broder Brothers Co. 144A (2)(b)(e)(g)	NR		12.000%	10/15/13	3,975	3,895,500
Brookstone Co., Inc. 144A (2)(e)	CCC+	**	13.000%	10/15/14	516	412,155
Continental Airlines, Inc., Series 02G2 (2)	Ba1		6.563%	02/15/12	9,650	9,674,125
Eastman Kodak Co. (2)	NR		7.000%	04/01/17	3,500	918,750
Empire Today LLC/Empire Today Finance Corp. 144A (2)(e)	B3		11.375%	02/01/17	3,250	3,030,625
Goodyear Tire & Rubber Co./The (2)(b)	B1		10.500%	05/15/16	2,976	3,281,040
MGM Resorts International (2)(b)	Caa1		4.250%	04/15/15	6,375	6,048,281
Pegasus Solutions, Inc. 144A (2)(e)(g)	NR		13.000%	04/15/14	3,336	3,160,735
TRW Automotive, Inc. (2)(b)	BB-	**	3.500%	12/01/15	5,850	7,882,875
Unifi, Inc. (2)(b)	Caa1		11.500%	05/15/14	2,721	2,741,408
Wallace Theater Holdings, Inc., Series UNIT 144A (2)(e)(f)	CCC	**	12.500%	06/15/13	4,675	4,534,750

						49,281,642

Consumer Staples - 1.9%
Archer-Daniels-Midland Co. (2)	A	**	0.875%	02/15/14	1,500	1,507,500
Great Atlantic & Pacific Tea Co., Inc./The 144A (2)(e)	WR		11.375%	08/01/15	22,492	25,978,260
Smithfield Foods, Inc. (2)(b)	BB-	**	4.000%	06/30/13	7,975	9,779,344
Vector Group Ltd. (2)(b)	B1		11.000%	08/15/15	1,700	1,759,500

						39,024,604

Energy - 2.6%
Black Elk Energy Offshore Operations LLC and Black Elk Finance Corp. (2)(b)	B	**	13.750%	12/01/15	5,800	5,894,250
CCS, Inc. 144A (Canada) (2)(b)(e)	Caa2		11.000%	11/15/15	4,800	4,680,000

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	57

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING* (UNAUDITED)		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)		VALUE (Note 3)
Energy - 2.6% (continued)
Chesapeake Energy Corp. (2)(b)	Ba3		7.625%	07/15/13		$7,250	$7,666,875
Global Industries Ltd. (2)(b)	NR		2.750%	08/01/27		12,600	12,568,500
Global Rig Co. ASA (Norway) (2)	NR		13.000%	06/15/15		3,800	3,724,000
Golden Close Maritime Corp. Ltd. MTN (Bermuda) (2)	NR		11.000%	12/09/15		2,500	2,612,500
Green Field Energy Services, Inc.144A (2)(b)(e)	Caa2		13.000%	11/15/16		2,025	1,964,250
Harvest Operations Corp. (Canada) (2)(b)	NR		7.500%	05/31/15	CAD	275	280,088
InterOil Exploration and Production ASA (Norway) (2)	NR		15.000%	03/14/14	NOK	6,500	1,037,896
James River Coal Co. (2)(b)	B2		4.500%	12/01/15		$500	388,750
Panoro Energy ASA 144A (Norway) (2)(e)	NR		12.000%	11/15/18		2,300	2,300,000
Polarcus Alima AS (Norway) (2)	NR		12.500%	10/29/15		3,800	3,610,000
RDS Ultra-Deepwater Ltd. 144A (Cayman Islands) (2)(b)(e)	B3		11.875%	03/15/17		845	891,475
Regency Energy Partners LP/Regency Energy Finance Corp. (2)(b)	B1		9.375%	06/01/16		5,786	6,364,600

							53,983,184

Financials - 4.2%
Avatar Holdings, Inc. (2)(b)	NR		7.500%	02/15/16		5,900	5,310,000
CIT Group, Inc. (2)(b)	B2		7.000%	05/01/15		12,970	12,995,765
CNG Holdings, Inc. 144A (2)(b)(e)	B3		12.250%	02/15/15		5,975	6,139,312
CNO Financial Group, Inc. (2)(b)	B2		7.000%	12/30/16		3,635	4,802,744
CNO Financial Group, Inc., Series UNRE (2)(b)	NR		7.000%	12/30/16		2,367	3,127,399
Health Care REIT, Inc. (2)(b)	Baa2		3.000%	12/01/29		1,275	1,458,281
Icahn Enterprises LP/Icahn Enterprises Finance Corp. (2)(b)	Ba3		8.000%	01/15/18		2,055	2,137,200
ING Capital Funding Trust III, Perpetual Bond, Series 9 (2)(b)(f)	B1		3.969%	12/29/49		3,875	3,048,203
Jasper Explorer Ltd. (Cyprus) (2)	NR		13.500%	05/27/16		6,000	4,978,268
Landry’s Holdings, Inc. 144A (2)(b)(e)	Caa1		11.500%	06/01/14		1,545	1,514,100
Liberty Mutual Group, Inc. 144A (2)(b)(e)(f)	Baa3		10.750%	06/15/58		3,550	4,455,250
MF Global Holdings Ltd. (2)(h)	Baa2		3.375%	08/01/18		2,750	893,750
Offshore Group Investments Ltd. (Cayman Islands) (2)(b)	B3		11.500%	08/01/15		2,400	2,595,000
PHH Corp. (2)(b)	Ba2		4.000%	04/15/12		1,350	1,277,437
Rare Restaurant Group LLC/RRG Finance Corp. 144A (2)(b)(e)	WR		9.250%	05/15/14		1,300	1,040,000
Rouse Co. LP (2)(b)	WR		7.200%	09/15/12		2,700	2,743,875
Rouse Co. LP (The) (2)(b)	BB+	**	6.750%	11/09/15		4,045	4,090,506
Speedy Cash, Inc. 144A (2)(b)(e)	B3		10.750%	05/15/18		9,175	9,220,875
Synovus Financial Corp. (2)(b)	B3		5.125%	06/15/17		1,375	1,161,875
TMX Finance LLC/TitleMax Finance Corp. 144A (2)(b)(e)	B2		13.250%	07/15/15		1,375	1,512,500
TMX Finance LLC/TitleMax Finance Corp. (2)(b)	B2		13.250%	07/15/15		5,905	6,495,500
Unicredit Luxembourg Finance SA (Luxembourg) (2)(b)	NR		5.584%	01/13/17		4,275	4,277,638
Washington Mutual, Inc. (2)(b)(h)	WR		4.000%	01/15/09		3,050	3,339,750

							88,615,228

Health Care - 1.2%
Adcare Health Systems, Inc. (3)(a)	NR		10.000%	10/26/13		1,850	1,879,837
Amgen, Inc., Series B (2)	Baa1		0.375%	02/01/13		5,825	5,846,843
Incyte Corp. Ltd. (2)(b)	NR		4.750%	10/01/15		1,000	1,875,000
KV Pharmaceutical Co. (2)(b)	NR		12.000%	03/15/15		8,175	5,599,875
MannKind Corp. (2)(b)	NR		5.750%	08/15/15		1,540	935,550
Merge Healthcare, Inc. (2)(b)	B2		11.750%	05/01/15		1,930	2,045,800
Omnicare, Inc. (2)(b)	Ba3		3.750%	12/15/25		2,400	3,336,000
PDL BioPharma, Inc. 144A (2)(b)(e)	NR		2.875%	02/15/15		1,400	1,470,000
Viropharma, Inc. (2)	NR		2.000%	03/15/17		1,500	2,373,750

							25,362,655

The accompanying notes are an integral part of these financial statements.	(Continued)

58	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING* (UNAUDITED)		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)		VALUE (Note 3)
Industrials - 1.7%
Boa Deep C AS (Norway) (2)(f)	NR		8.510%	04/27/16	NOK	18,406	$2,831,328
Chart Industries, Inc. (2)	B+	**	2.000%	08/01/18		$1,325	1,399,531
Chloe Marine Corp. Ltd. (Bermuda) (2)	NR		12.000%	12/28/16		1,400	1,372,000
EOAL Cyprus Holdings Ltd. (Cyprus) (2)	NR		15.000%	07/15/14		4,000	2,800,000
Floatel Superior Ltd. (Bahamas) (2)	NR		13.000%	09/02/15		1,100	1,221,000
GenCorp, Inc. (2)(b)	CCC+	**	4.063%	12/31/39		3,575	3,221,969
General Cable Corp. (2)(b)(i)	B2		4.500%	11/15/29		3,475	3,288,219
Hawaiian Holdings, Inc. (2)(b)	NR		5.000%	03/15/16		300	299,625
MasTec, Inc. (2)(b)	NR		4.250%	12/15/14		2,400	3,237,000
Ship Finance International Ltd. (Bermuda) (2)	B1		8.500%	12/15/13		3,250	3,055,000
Songa Offshore SE (Cyprus) (2)(f)	NR		13.130%	11/17/16	NOK	15,000	2,470,385
Tempel Steel Co. 144A (2)(e)	B3		12.000%	08/15/16		$5,625	5,343,750
United Continental Holdings, Inc. (2)	NR		6.860%	04/22/14		4,109	4,108,517
Western Express, Inc. 144A (2)(b)(e)	Caa2		12.500%	04/15/15		2,300	977,500

							35,625,824

Information Technology - 2.4%
Bankrate, Inc. (2)(b)	B1		11.750%	07/15/15		1,077	1,229,126
CDW LLC/CDW Finance Corp. (2)(g)	Caa1		11.500%	10/12/15		4,506	4,731,184
CDW LLC/CDW Finance Corp. (2)(b)	Caa1		11.000%	10/12/15		8,565	8,993,250
LDK Solar Co. Ltd., Series EXCH (Cayman Islands) (2)(b)	NR		4.750%	04/15/13		625	387,500
NCO Group, Inc. (2)(f)	Caa2		5.332%	11/15/13		4,500	4,196,250
Salesforce.com, Inc. (2)(b)	NR		0.750%	01/15/15		12,975	17,727,094
SouthPeak Interactive Corp. (3)(a)	NR		10.000%	07/19/13		2,500	1,177,495
SouthPeak Interactive Corp. (3)(a)	NR		29.000%	01/31/12		1,091	1,094,942
Xilinx, Inc. (2)(b)	BB+	**	3.125%	03/15/37		10,250	11,633,750

							51,170,591

Materials - 0.5%
Appleton Papers, Inc. (2)(b)	B3		11.250%	12/15/15		1,810	1,629,000
Appleton Papers, Inc. 144A (2)(b)(e)	B1		10.500%	06/15/15		600	591,750
Cemex SAB de CV (Mexico) (2)(b)	NR		4.875%	03/15/15		3,200	2,088,000
Standard Steel LLC/Standard Steel Finance Corp. 144A (2)(b)(e)	B3		12.000%	05/01/15		5,631	6,531,960

							10,840,710

Telecommunication Services - 0.7%
Clear Channel Communications, Inc. (2)	Ca		5.000%	03/15/12		10,375	10,349,062
FiberTower Corp. (2)(b)	NR		9.000%	01/01/16		4,189	2,272,518
MediMedia USA, Inc. 144A (2)(b)(e)	Caa2		11.375%	11/15/14		2,350	2,068,000
Morris Publishing Group LLC (2)(b)	NR		10.000%	09/01/14		792	673,254

							15,362,834

TOTAL CORPORATE BONDS (cost $403,682,495)							379,079,337

CONVERTIBLE BONDS - 36.3%
Communications - 0.0% (d)
Clearwire Communications LLC/Clearwire Finance, Inc. 144A (2)(e)	NR		8.250%	12/01/40		700	444,500

Consumer Discretionary - 6.2%
Coinstar, Inc. (2)(b)	BB-	**	4.000%	09/01/14		2,150	2,803,063
DR Horton, Inc., Series DHI (2)(b)	Ba3		2.000%	05/15/14		14,481	16,906,568
Exide Technologies (2)(b)(f)	CCC+	**	0.000%	09/18/13		650	485,466
Ford Motor Co. (2)(b)	Ba2		4.250%	11/15/16		3,500	5,018,125
Gaylord Entertainment Co.144A (2)(b)(e)	NR		3.750%	10/01/14		5,425	6,035,312
Jakks Pacific, Inc. 144A (2)(b)(e)	NR		4.500%	11/01/14		3,925	4,577,531

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	59

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING* (UNAUDITED)		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
Consumer Discretionary - 6.2% (continued)
Lennar Corp. (2)	B3		3.250%	11/15/21	$1,700	$1,859,375
Lennar Corp.144A (2)(b)(e)	B3		2.750%	12/15/20	12,400	13,826,000
Lennar Corp.144A (2)(b)(e)	B3		2.000%	12/01/20	600	603,000
Liz Claiborne, Inc. 144A (2)(b)(e)	CCC	**	6.000%	06/15/14	6,250	15,812,500
Palm Harbor Homes, Inc. (3)(a)(b)(h)	NR		3.250%	05/15/24	70	7,000
priceline.com, Inc.144A (2)(b)(e)	BBB-	**	1.250%	03/15/15	12,400	20,413,500
Regis Corp. (2)(b)	NR		5.000%	07/15/14	10,000	12,487,500
Saks, Inc. 144A (2)(b)(e)	NR	**	7.500%	12/01/13	800	1,531,000
Sonic Automotive, Inc. (2)(b)	B+	**	5.000%	10/01/29	14,250	18,863,437
Stewart Enterprises, Inc. (2)(b)	B1		3.125%	07/15/14	25	23,781
Virgin Media, Inc. (2)(b)	B+	**	6.500%	11/15/16	7,000	9,686,250

						130,939,408

Consumer Staples - 1.4%
Alliance One International, Inc. (2)(b)	Caa1		5.500%	07/15/14	4,500	3,436,875
American Oriental Bioengineering, Inc. 144A (2)(b)(e)	NR		5.000%	07/15/15	1,000	490,000
Central European Distribution Corp. (2)	CCC	**	3.000%	03/15/13	2,475	1,980,000
Chiquita Brands International, Inc. (2)(b)	B-	**	4.250%	08/15/16	5,000	4,281,250
Nash Finch Co. (2)(b)(i)	B3		1.631%	03/15/35	4,275	1,966,500
Rite Aid Corp. (2)(b)	Ca		8.500%	05/15/15	300	271,500
Tyson Foods, Inc. (2)(b)	BB+	**	3.250%	10/15/13	6,600	8,753,250
Vector Group Ltd. (2)(b)(f)	NR		3.750%	11/15/14	6,504	8,617,800
Vector Group Ltd. (2)(b)(f)	NR		3.875%	06/15/26	383	433,269

						30,230,444

Energy - 1.7%
Bristow Group, Inc. (2)(b)	BB	**	3.000%	06/15/38	1,000	1,021,250
Exterran Holdings, Inc. (2)(b)	BB	**	4.250%	06/15/14	3,675	3,261,563
GMX Resources, Inc. (2)(b)	NR		4.500%	05/01/15	1,875	897,656
Goodrich Petroleum Corp. (2)(b)	CCC+	**	5.000%	10/01/29	1,000	926,250
Green Plains Renewable Energy, Inc. 144A (2)(b)(e)	NR		5.750%	11/01/15	4,100	3,930,875
Harvest Natural Resources, Inc. (2)(b)	NR		8.250%	03/01/13	475	632,938
PetroBakken Energy Ltd., Reg S (Canada) (2)(b)	NR		3.125%	02/08/16	5,900	5,457,500
Petrominerales Ltd., Series PMG (Canada) (2)	NR		2.625%	08/25/16	1,900	1,706,200
Pioneer Natural Resources Co. (2)(b)	BBB-	**	2.875%	01/15/38	750	1,150,312
Polarcus Ltd. MTN (Cayman Islands) (2)	NR		2.875%	04/27/16	400	301,800
Western Refining, Inc. (2)(b)	CCC+	**	5.750%	06/15/14	11,375	16,351,562

						35,637,906

Financials - 7.4%
American Equity Investment Life Holding Co. 144A (2)(b)(e)	NR		5.250%	12/06/29	5,525	6,788,844
American Equity Investment Life Holding Co. 144A (2)(b)(e)	NR		3.500%	09/15/15	8,925	9,070,031
Ares Capital Corp.144A (2)(e)	BBB	**	5.750%	02/01/16	3,725	3,585,313
Ares Capital Corp. 144A (2)(b)(e)	BBB	**	5.125%	06/01/16	1,200	1,114,500
BGC Partners, Inc. 144A (2)(b)(e)	BBB-	**	4.500%	07/15/16	1,400	1,225,000
BioMed Realty LP 144A (2)(b)(e)	NR		3.750%	01/15/30	5,150	5,928,938
Boston Properties LP 144A (2)(b)(e)	A-	**	3.625%	02/15/14	3,750	4,045,312
Boston Properties LP (2)(b)	A-	**	3.750%	05/15/36	5,750	6,569,375
CNO Financial Group, Inc., Series 1 (2)(b)	NR		7.000%	12/30/16	3,963	5,236,114
DDR Corp. (2)	NR		1.750%	11/15/40	8,775	8,599,500
DFC Global Corp. (2)(b)	NR		2.875%	06/30/27	150	161,625
Digital Realty Trust LP 144A (2)(b)(e)	NR		5.500%	04/15/29	8,450	14,021,719
Hilltop Holdings, Inc. (2)(b)	NR		7.500%	08/15/25	998	1,055,385
Host Hotels & Resorts LP 144A (2)(b)(e)	BB+	**	2.500%	10/15/29	15,250	18,890,938
Janus Capital Group, Inc. (2)(b)	Baa3		3.250%	07/15/14	250	245,625
Kilroy Realty LP 144A (2)(b)(e)	NR		4.250%	11/15/14	7,390	8,683,250

The accompanying notes are an integral part of these financial statements.	(Continued)

60	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING* (UNAUDITED)		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
Financials - 7.4% (continued)
KKR Financial Holdings LLC (2)	NR		7.000%	07/15/12	$125	$129,062
Kohlberg Capital Corp. 144A (2)(b)(e)	NR		8.750%	03/15/16	4,000	3,660,000
Leucadia National Corp. (2)(b)	B2		3.750%	04/15/14	250	277,188
Lexington Realty Trust 144A (2)(b)(e)	NR		6.000%	01/15/30	7,550	8,984,500
MGIC Investment Corp. (2)(b)	CCC+	**	5.000%	05/01/17	10,850	6,523,562
National Financial Partners Corp. (2)(b)	NR		4.000%	06/15/17	4,025	4,960,812
NorthStar Realty Finance LP 144A (2)(b)(e)	NR		7.500%	03/15/31	3,400	3,085,500
Penson Worldwide, Inc. 144A (2)(b)(e)	NR		8.000%	06/01/14	8,515	2,724,800
ProLogis LP (2)(b)	BBB-	**	3.250%	03/15/15	8,275	8,533,594
Radian Group, Inc. (2)	CCC+	**	3.000%	11/15/17	5,175	2,231,719
SL Green Operating Partnership LP 144A (2)(b)(e)	NR		3.000%	10/15/17	11,825	12,194,531
Stewart Information Services Corp. (2)	NR		6.000%	10/15/14	6,125	6,844,687

						155,371,424

Health Care - 0.5%
Accuray, Inc. 144A (2)(b)(e)	NR		3.750%	08/01/16	700	561,750
China Medical Technologies, Inc. 144A (Cayman Islands) (2)(b)(e)	B+	**	6.250%	12/15/16	2,625	826,875
China Medical Technologies, Inc., Series CMT (Cayman Islands) (2)(b)	NR		4.000%	08/15/13	250	143,125
Enzon Pharmaceuticals, Inc. (2)(b)	NR		4.000%	06/01/13	1,850	1,863,875
MannKind Corp. (2)(b)	NR		3.750%	12/15/13	500	260,625
Molina Healthcare, Inc., Series MOH (2)(b)	NR		3.750%	10/01/14	3,375	3,522,656
SonoSite, Inc. (2)(b)	NR		3.750%	07/15/14	1,000	1,463,750
West Pharmaceutical Services, Inc. (2)(b)	NR		4.000%	03/15/47	2,000	1,697,500

						10,340,156

Industrials - 5.8%
Avis Budget Group, Inc. (2)(b)	NR		3.500%	10/01/14	9,575	9,766,500
CBIZ, Inc. 144A (2)(b)(e)	NR		4.875%	10/01/15	1,400	1,494,500
China Linen Textile Industry Ltd. (Cayman Islands) (3)(a)	NR		7.500%	11/12/12	1,850	1,423,027
EnPro Industries, Inc. (2)(b)	NR		3.938%	10/15/15	3,575	4,236,375
FTI Consulting, Inc. (2)(b)	B1		3.750%	07/15/12	1,325	1,825,188
Genco Shipping & Trading Ltd. (Marshall Islands) (2)(b)	NR		5.000%	08/15/15	500	316,875
General Cable Corp. (2)(b)	Ba3		0.875%	11/15/13	3,000	2,760,000
Hertz Global Holdings, Inc. (2)(b)	B-	**	5.250%	06/01/14	14,500	22,565,625
Kaman Corp. 144A (2)(e)	NR		3.250%	11/15/17	3,800	3,971,000
MasTec, Inc. (2)(b)	NR		4.000%	06/15/14	2,125	2,767,812
Meritor, Inc. (2)(b)(i)	CCC+	**	4.625%	03/01/26	2,000	1,475,000
Navistar International Corp. (2)(b)	B	**	3.000%	10/15/14	6,875	7,407,812
Terex Corp. (2)(b)	Caa1		4.000%	06/01/15	9,500	10,568,750
Textron, Inc., Series TXT (2)(b)	Baa3		4.500%	05/01/13	4,400	6,754,000
Titan International, Inc. 144A (2)(b)(e)	B+	**	5.625%	01/15/17	5,475	11,880,750
Trex Co., Inc. (2)(b)	NR		6.000%	07/01/12	6,970	7,780,263
Ultrapetrol Bahamas Ltd. 144A (Bahamas) (2)(b)(e)	NR		7.250%	01/15/17	900	644,625
United Rentals, Inc. (2)(b)	NR		4.000%	11/15/15	8,500	23,375,000

						121,013,102

Information Technology - 7.3%
3D Systems Corp.144A (2)(e)	NR		5.500%	12/15/16	11,725	10,874,938
Alliance Data Systems Corp. (2)(b)	NR		4.750%	05/15/14	10,500	23,703,750
Alliance Data Systems Corp. (2)(b)	NR		1.750%	08/01/13	3,000	4,113,750
Amkor Technology, Inc. (2)(b)	NR		6.000%	04/15/14	5,950	9,386,125
Arris Group, Inc. (2)(b)	NR		2.000%	11/15/26	650	654,875
Cadence Design Systems, Inc. (2)(b)	NR		2.625%	06/01/15	6,925	10,465,406
Ciena Corp.144A (2)(b)(e)	NR		4.000%	03/15/15	16,075	15,793,687

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	61

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

	MOODY’S RATING* (UNAUDITED)		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)		VALUE (Note 3)
Information Technology - 7.3% (continued)
Concur Technologies, Inc. 144A (2)(b)(e)	NR		2.500%	04/15/15		$200	$239,250
Convergys Corp. (2)(b)	BB-	**	5.750%	09/15/29		7,825	10,700,688
Digital River, Inc. 144A (2)(b)(e)	NR		2.000%	11/01/30		2,600	2,128,750
DST Systems, Inc., Series C (2)(b)(f)	NR		0.000%	08/15/23		975	1,104,187
Equinix, Inc. (2)(b)	B	**	4.750%	06/15/16		11,050	15,552,875
Finisar Corp. 144A (2)(b)(e)	NR		5.000%	10/15/29		400	739,000
Hutchinson Technology, Inc. (2)(b)	NR		8.500%	01/15/26		195	138,206
Micron Technology, Inc., Series A 144A (2)(b)(e)	NR		1.500%	08/01/31		400	359,000
Nuance Communications, Inc.144A (2)(b)(e)	BB-	**	2.750%	11/01/31		600	644,250
ON Semiconductor Corp. (2)(b)	Ba2		1.875%	12/15/25		250	304,062
Photronics, Inc. (2)(b)	NR		5.500%	10/01/14		2,200	3,110,250
Powerwave Technologies, Inc. 144A (2)(b)(e)	NR		2.750%	07/15/41		3,900	2,149,875
Rambus, Inc. (2)(b)	NR		5.000%	06/15/14		6,450	6,312,937
SYNNEX Corp. (2)(b)	NR		4.000%	05/15/18		2,750	3,220,938
Take-Two Interactive Software, Inc. (2)(b)	NR		4.375%	06/01/14		3,825	5,498,438
Take-Two Interactive Software, Inc. 144A (2)(b)(e)	NR		1.750%	12/01/16		2,200	2,136,750
THQ, Inc. (2)(b)	NR		5.000%	08/15/14		1,525	716,750
TTM Technologies, Inc. (2)(b)	BB-	**	3.250%	05/15/15		2,450	2,554,125
VeriFone Systems, Inc. (2)	BB-	**	1.375%	06/15/12		600	615,000
VeriSign, Inc. (2)(b)	NR		3.250%	08/15/37		17,435	20,834,825

							154,052,687

Materials - 3.7%
A.M. Castle & Co.144A (2)(e)	NR		7.000%	12/15/17		925	1,003,625
Alcoa, Inc. (2)(b)	Baa3		5.250%	03/15/14		6,900	10,436,250
Allegheny Technologies, Inc. (2)(b)	BBB-	**	4.250%	06/01/14		17,650	24,687,937
ArcelorMittal (Luxembourg) (2)(b)	Baa3		5.000%	05/15/14		6,875	7,227,344
Cemex SAB de CV 144A(Mexico) (2)(b)(e)	NR		3.250%	03/15/16		900	586,125
Cemex SAB de CV 144A (Mexico) (2)(b)(e)	NR		3.750%	03/15/18		500	324,375
Cereplast, Inc.144A (3)(a)(e)	NR		7.000%	06/01/16		4,450	2,942,149
Jaguar Mining, Inc. 144A (Canada) (2)(b)(e)	NR		5.500%	03/31/16		500	528,750
Kaiser Aluminum Corp. 144A (2)(b)(e)	NR		4.500%	04/01/15		300	348,570
Northgate Minerals Corp. (Canada) (2)(b)	NR		3.500%	10/01/16		2,825	2,923,875
RTI International Metals, Inc. (2)	NR		3.000%	12/01/15		5,250	5,256,562
ShengdaTech, Inc. 144A (2)(b)(e)(h)	NR		6.500%	12/15/15		1,200	90,000
ShengdaTech, Inc. 144A (2)(b)(e)(h)	NR		6.000%	06/01/18		200	30,000
Sino-Forest Corp. 144A (Canada) (2)(b)(e)	NR	**	4.250%	12/15/16	CAD	1,525	396,500
Sterlite Industries India Ltd. (India) (2)(b)	NR		4.000%	10/30/14		$5,350	4,226,500
Stillwater Mining Co. (2)(b)	B+	**	1.875%	03/15/28		1,000	956,250
United States Steel Corp. (2)(b)	Ba2		4.000%	05/15/14		14,934	16,520,738

							78,485,550

Telecommunication Services - 2.3%
Level 3 Communications, Inc. (2)(b)	NR		6.500%	10/01/16		8,525	10,368,531
Level 3 Communications, Inc. (2)(b)	CCC	**	15.000%	01/15/13		10,975	12,580,094
Level 3 Communications, Inc., Series B (2)(b)	NR		7.000%	03/15/15		1,280	1,387,200
NII Holdings, Inc. (2)(b)	B-	**	3.125%	06/15/12		1,980	1,992,375
tw telecom inc (2)(b)	B3		2.375%	04/01/26		1,075	1,265,813
XM Satellite Radio, Inc.144A (2)(b)(e)	BB	**	7.000%	12/01/14		16,100	20,809,250

							48,403,263

TOTAL CONVERTIBLE BONDS (cost $777,204,926)							764,918,440

The accompanying notes are an integral part of these financial statements.	(Continued)

62	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

CLOSED END FUNDS - 2.7%	SHARES	VALUE (Note 3)
Adams Express Co. (b)	9,080	$87,531
Advent Claymore Convertible Securities and Income Fund (b)	8,929	131,524
Advent Claymore Enhanced Growth & Income Fund (b)	4,481	40,239
Advent Claymore Global Convertible Securities & Income Fund (b)	26,923	169,615
Alpine Global Premier Properties Fund	4,755	25,202
Apollo Senior Floating Rate Fund, Inc. (b)	28,539	456,909
ASA Gold and Precious Metals Ltd. (Bermuda) (b)	33,440	875,794
Avenue Income Credit Strategies Fund (b)	3,979	61,237
Blackrock Core Bond Trust	190,391	2,574,086
BlackRock Corporate High Yield Fund III, Inc.	14,825	104,961
BlackRock Corporate High Yield Fund V, Inc.	10,893	127,339
BlackRock Credit Allocation Income Trust II, Inc.	299,422	2,943,318
Blackrock Credit Allocation Income Trust III, Inc.	163,105	1,719,127
Blackrock Credit Allocation Income Trust IV	274,593	3,336,305
BlackRock Defined Opportunity Credit Trust	3,459	43,065
BlackRock Diversified Income Strategies Fund, Inc.	13,104	124,488
BlackRock EcoSolutions Investment Trust	3,840	30,029
BlackRock Energy and Resources Trust	478	11,687
BlackRock Enhanced Capital and Income Fund, Inc.	25,877	318,287
BlackRock Enhanced Equity Dividend Trust	36,524	258,225
BlackRock Equity Dividend Trust	12,823	116,176
BlackRock Floating Rate Income	15,286	205,902
BlackRock Floating Rate Income Strategies Fund II, Inc.	15,209	187,527
BlackRock Floating Rate Income Strategies Fund, Inc.	24,096	321,923
BlackRock Global Opportunities Equity Trust	9,369	123,765
BlackRock Income Opportunity Trust, Inc.	224,796	2,297,415
BlackRock International Growth and Income Trust	46,562	333,384
BlackRock Limited Duration Income Trust (b)	400	6,388
Blackrock Resources & Commodities Strategy Trust	49,715	660,215
BlackRock Strategic Equity Dividend Trust	13,611	133,388
Blackstone/GSO Long-Short Credit Income Fund	2,413	41,166
Blackstone/GSO Senior Floating Rate Term Fund	33	606
Calamos Convertible and High Income Fund	11,581	133,876

CLOSED END FUNDS - 2.7% (continued)	SHARES	VALUE (Note 3)
CBRE Clarion Global Real Estate Income Fund	113,366	$775,423
Central Securities Corp.	217	4,440
Clough Global Equity Fund	11,146	134,086
Cohen & Steers Closed-End Opportunity Fund, Inc.	995	11,910
Cohen & Steers Global Income Builder, Inc.	25,967	241,493
Columbia Seligman Premium Technology Growth Fund	288	4,510
Eaton Vance Enhanced Equity Income Fund	93,219	948,969
Eaton Vance Enhanced Equity Income Fund II	94,935	969,286
Eaton Vance Floating-Rate Income Trust	26,452	376,412
Eaton Vance Limited Duration Income Fund	86,614	1,319,131
Eaton Vance Risk-Managed Diversified Equity Income Fund	349,871	3,656,152
Eaton Vance Senior Floating-Rate Trust	13,008	187,055
Eaton Vance Senior Income Trust	40,621	265,255
Eaton Vance Short Duration Diversified Income Fund	3,959	64,136
Eaton Vance Tax Managed Global Buy Write Opportunities Fund	252,203	2,592,647
Eaton Vance Tax-Advantaged Dividend Income Fund	56,095	818,987
Eaton Vance Tax-Advantaged Global Dividend Income Fund	19,969	244,221
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	21,864	371,688
Eaton Vance Tax-Managed Buy-Write Income Fund	53,421	685,926
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	130,550	1,530,046
Eaton Vance Tax-Managed Diversified Equity Income Fund	306,239	2,716,340
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	522,080	4,307,160
First Opportunity Fund, Inc. †	19,292	119,996
First Trust Aberdeen Emerging Opportunity Fund	5,205	92,753
First Trust Aberdeen Global Opportunity Income Fund	3,607	56,846
First Trust Enhanced Equity Income Fund	16,073	174,071
First Trust High Income Long/Short Fund	53,513	817,144
Fort Dearborn Income Securities, Inc.	474	7,565
Gabelli Global Multimedia Trust, Inc.	11,493	71,716
GAMCO Natural Resources Gold & Income Trust by Gabelli	3,323	44,661
Guggenheim Enhanced Equity, Inc.	2,412	19,682
ING Emerging Markets High Dividend Equity Fund	14,218	185,829
ING Global Equity Dividend & Premium Opportunity Fund	5,688	49,144
ING Infrastructure Industrials and Materials Fund	4,139	63,699
ING Prime Rate Trust	110,923	565,707

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	63

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

CLOSED END FUNDS - 2.7% (continued)	SHARES	VALUE (Note 3)
ING Risk Managed Natural Resources Fund	2,487	$28,352
Invesco Van Kampen Bond Fund	69,437	1,451,233
Invesco Van Kampen Dynamic Credit Opportunities Fund	111,071	1,174,020
John Hancock Hedged Equity & Income Fund	16,306	239,372
Kayne Anderson Midsteam/Energy Fund, Inc.	12,166	303,420
Lazard Global Total Return and Income Fund, Inc.	5,284	70,753
LMP Corporate Loan Fund, Inc.	3,601	40,007
LMP Real Estate Income Fund, Inc.	8,600	79,550
Madison/Claymore Covered Call & Equity Strategy Fund	34,274	256,027
MLP & Strategic Equity Fund, Inc.	4,357	74,418
Montgomery Street Income Securities, Inc.	6,794	104,764
Morgan Stanley Emerging Markets Fund, Inc. †	7,344	94,885
Morgan Stanley Income Securities, Inc.	30,032	520,755
Nuveen Core Equity Alpha Fund	1,077	13,430
Nuveen Equity Premium Advantage Fund	32,758	375,407
Nuveen Equity Premium and Growth Fund	24,909	300,652
Nuveen Equity Premium Income Fund	45,450	508,131
Nuveen Equity Premium Opportunity Fund	48,603	555,046
Nuveen Quality Preferred Income Fund	139,343	1,054,827
Nuveen Quality Preferred Income Fund II	381,955	2,990,708
Nuveen Quality Preferred Income Fund III	47,462	372,102
Nuveen Short Duration Credit Opportunities Fund	8,506	148,770
Nuveen Tax-Advantaged Dividend Growth Fund	6,124	75,264
Nuveen Tax-Advantaged Total Return Strategy Fund	8,843	84,539
Petroleum & Resources Corp.	23,657	579,123
Royce Focus Trust, Inc.	83,209	524,217
Source Capital, Inc.	2,214	104,014
Wells Fargo Advantage Global Dividend Opportunity Fund	1,393	10,573
Wells Fargo Advantage Multi-Sector Income Fund	22,813	337,176
Western Asset Global Corporate Defined Opportunity Fund, Inc.	124,980	2,249,640
Western Asset Income Fund	26,204	361,877
Western Asset Investment Grade Defined Opportunity Trust, Inc.	1,755	38,487

TOTAL CLOSED END FUNDS (cost $57,774,215)		57,616,324

EXCHANGE TRADED FUNDS - 0.2%
Sprott Physical Gold Trust (Canada) † (cost $3,545,866)	303,963	4,194,689

	SHARES	VALUE (Note 3)
RIGHTS - 0.0% (d)

Energy - 0.0% (d)
Sevan Marine ASA (Norway) (2)† (cost $129,341)	90,160	$124,856

WARRANTS - 0.8%

Consumer Discretionary - 0.0% (d)
Kandi Technologies Corp. (3)†(a)	169,478	80,316

Consumer Staples - 0.0% (d)
Celsius Holdings, Inc. †	52,500	525
HQ Sustainable Maritime Industries, Inc. (3)†(a)	62,284	6

		531

Energy - 0.0% (d)
Camac Energy, Inc. (3)†(a)	88,191	15,089
China Integrated Energy, Inc. (China) (3)†(a)	195,194	20
Green Field Energy Services, Inc. †	2,025	91,125
Plug Power, Inc. (3)†(a)	88,875	44,926
Syntroleum Corp. (3)†(a)	253,165	40,228

		191,388

Financials - 0.6%
Associated Banc-Corp †	20,065	24,279
Australia Acquisition Corp. (Australia) (2)†(b)	612,000	177,480
Boston Private Financial Holdings, Inc. †	97,674	312,557
Cazador Acquisition Corp. Ltd. (Cayman Islands) (2)†	319,668	63,934
Comerica, Inc. †	35,800	192,604
Comerica, Inc. †	9,708	11,358
European CleanTech SE (Germany) (2)†	621,000	217,007
exceet Group SE (Germany) (2)†	72,000	13,978
FlatWorld Acquisition Corp. (Virgin Islands, British) (2)†	219,450	54,862
Gerova Financial Group Ltd. (3)†(a)	138,792	1,388
Hicks Acquisition Co. II, Inc. (2)†	810,000	251,100
Italy1 Investment SA (Luxembourg) (2)†	590,301	168,079
Jack Cooper Holdings Corp. †	448	26,880
Jack Cooper Holdings Corp. †	1,775	106,500
JWC Acquisition Corp. (2)†	1,032,750	516,375
L&L Acquisition Corp. (2)†	306,000	168,300
Lincoln National Corp. †	50,433	620,326
Lone Oak Acquisition Corp. (2)†	328,820	82,205
MSCIR (3)†(a)	243,000	22,745
Nautilus Marine Acquisition Corp. (Greece) (2)†	777,600	194,400
Prime Acquisition Corp. (2)†	423,935	105,984
RLJ Acquisition, Inc. (2)†	974,044	340,915
Selway Capital Acquisition Corp.(2)†	414,792	107,846
Signature Bank †	107,610	3,787,872
Texas Capital Bancshares, Inc. †	16,077	281,990
Trio Merger Corp. (2)†	456,000	342,000
Valley National Bancorp †	49,509	75,254

The accompanying notes are an integral part of these financial statements.	(Continued)

64	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 3)
Financials - 0.6%(continued)
Wintrust Financial Corp. †	415,782	$5,164,012

		13,432,230

Health Care - 0.1%
Access Pharmaceuticals, Inc. (3)†(a)	68,407	4,234
ADVENTRX Pharmaceuticals, Inc. (3)†(a)	103,750	23,458
American Medical Alert Corp. (2)†	283,523	2,835
Bionovo, Inc. (3)†(a)	39,373	870
Cormedix, Inc. †(b)	75,400	3,016
CryoPort, Inc. (3)†(a)	571,428	96,686
CryoPort, Inc. (3)†(a)	1,133,397	203,671
CytRx Corp. (3)†(a)	2,268,000	63,277
InspireMD, Inc. (3)†(a)	67,911	46,159
IntelliPharmaCeutics International, Inc., Series A (3)†(a)	220,000	194,590
IntelliPharmaCeutics International, Inc., Series B (3)†(a)	220,000	114,774
Opexa Therapeutics, Inc. (3)†(a)	47,362	7,270
Pluristem Therapeutics, Inc. (3)†(a)	173,242	93,533
Provectus Pharmaceuticals, Inc., Series A (3)†(a)	881,558	79,164
Provectus Pharmaceuticals, Inc., Series C (3)†(a)	617,090	55,415
ReGeneRx Biopharmaceuticals, Inc. †	240,000	7,200
Repros Therapeutics, Inc. (3)†(a)	92,675	156,269
Rosetta Genomics Ltd. (Israel) (3)†(a)	496,961	2,783
Rosetta Genomics Ltd. (Israel) (3)†(a)	191,250	689
RXi Pharmaceuticals Corp. (3)†(a)	144,175	16,551
RXi Pharmaceuticals Corp. (3)†(a)	144,175	1,615
Synergy Pharmaceuticals, Inc. (3)†(a)	82,000	95,719

		1,269,778

Industrials - 0.0% (d)
China Wood, Inc. (3)†(a)	94,000	168,824
Greenhouse Holdings (3)†(a)	256,092	26
Plastec Technologies Ltd. (Cayman Islands) †	56,004	5,600
Spherix, Inc. (3)†(a)	196,441	6,915

		181,365

Information Technology - 0.0% (d)
Authentidate Holding Corp. (3)†(a)	1,090,000	185,518
Magic Software Enterprises Ltd. (Israel) (3)†(a)	132,782	55,370
Orckit Communications Ltd. (Israel) (3)†(a)	84,282	5,217
SinoHub, Inc. (China) (3)†(a)	267,392	161

		246,266

Materials - 0.1%
Aurcana Corp. (Canada) (3)†(a)	623,387	132,968
Calvista Gold Corp. (Canada) †(b)	100,000	6,871
Cereplast, Inc. (3)†(a)	64,539	2,033
China GengSheng Minerals, Inc. (China) (3)†(a)	195,194	20
China Shen Zhou Mining & Resources, Inc. (China) (3)†(a)	66,762	1,676

	SHARES	VALUE (Note 3)
Materials - 0.1% (continued)
Edgewater Exploration Ltd. (Canada) (3)†(a)	250,000	$5,178
Energy Fuels, Inc. (Canada) (3)†(a)	360,000	15,018
Kangaroo Resources Ltd. (Australia) (3)†(a)	24,137,931	943,793
Kinross Gold Corp. (Canada) †	37,797	53,797
Lion One Metals Ltd. (3)†(a)	387,641	39
Pretium Resources, Inc. (Canada) †	18,750	23,006

		1,184,399

Utilities - 0.0% (d)
China Hydroelectric Corp. †	24,500	1,029

TOTAL WARRANTS (cost $13,741,305)		16,587,302

MONEY MARKET FUNDS - 5.0%
J.P. Morgan Prime Money Market Fund Capital Shares, 0.130% (2)(j)(k)	898	898
JPMorgan U.S. Treasury Plus Money Market Fund, 0.000% (2)(j)	106,249,285	106,249,285

TOTAL MONEY MARKET FUNDS (cost $106,250,183)		106,250,183

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 0.0% (d)
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.130%(2)(j)(l) (cost $686,099)	686,099	686,099

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (cost $2,580,587,345)		2,562,228,084

SECURITIES SOLD SHORT - (46.4)%

COMMON STOCKS - (44.1)%

Consumer Discretionary - (5.4)%
Beazer Homes USA, Inc. †	(224,471)	(556,688)
Coinstar, Inc. †	(41,036)	(1,872,883)
DR Horton, Inc.	(676,382)	(8,529,177)
Eastman Kodak Co. †	(39)	(25)
Exide Technologies †	(3,457)	(9,092)
Expedia, Inc.	(1)	(29)
Ford Motor Co. †	(291,667)	(3,138,337)
Gaylord Entertainment Co. †	(137,319)	(3,314,881)
Goodyear Tire & Rubber Co./The †	(137)	(1,941)
Jakks Pacific, Inc.	(156,292)	(2,205,280)
Lennar Corp., Class A	(526,683)	(10,349,321)
Liz Claiborne, Inc. †	(1,625,378)	(14,027,012)
MGM Resorts International †	(193,977)	(2,023,180)
priceline.com, Inc. †	(35,597)	(16,649,073)
Regis Corp.	(472,181)	(7,814,596)
Saks, Inc. †	(130,121)	(1,268,680)
Sirius XM Radio, Inc. †	(6,268,226)	(11,408,171)
Sonic Automotive, Inc., Class A	(819,896)	(12,142,660)
Stewart Enterprises, Inc., Class A	(559)	(3,220)
TripAdvisor, Inc. †	(124,028)	(3,126,746)
TRW Automotive Holdings Corp. †	(148,500)	(4,841,100)
Viacom, Inc., Class A	(71,249)	(3,799,709)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	65

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 3)
Consumer Discretionary - (5.4)% (continued)
Virgin Media, Inc.	(287,685)	$(6,150,705)

		(113,232,506)

Consumer Staples - (1.5)%
Alliance One International, Inc. †	(458,292)	(1,246,554)
American Oriental Bioengineering, Inc. (China) †	(9,522)	(5,340)
Archer-Daniels-Midland Co.	(7,909)	(226,197)
Central Garden and Pet Co., Class A †	(675,146)	(5,617,215)
Chiquita Brands International, Inc. †	(93,635)	(780,916)
Dole Food Co., Inc. †	(54,682)	(472,999)
Embotelladora Andina SA, Class B ADR (Chile)	(3,000)	(78,090)
Green Mountain Coffee Roasters, Inc. †	(31,981)	(1,434,348)
Nash Finch Co.	(8,110)	(237,461)
Rite Aid Corp. †	(64,321)	(81,044)
Smithfield Foods, Inc. †	(244,410)	(5,934,275)
Tyson Foods, Inc., Class A	(296,876)	(6,127,521)
Universal Corp.	(122,701)	(5,639,338)
Vector Group Ltd.	(277,100)	(4,921,296)

		(32,802,594)

Energy - (7.1)%
Boardwalk Pipeline Partners LP	(2,300)	(63,641)
Bristow Group, Inc.	(9,698)	(459,588)
Chesapeake Energy Corp.	(279,231)	(6,224,059)
Dawson Geophysical Co. †	(13,314)	(526,302)
Diamond Offshore Drilling, Inc.	(1,240)	(68,522)
Energy Transfer Equity LP	(193,422)	(7,849,065)
Energy XXI Bermuda Ltd. (Bermuda) †	(83,373)	(2,657,931)
Exterran Holdings, Inc. †	(58,648)	(533,697)
GMX Resources, Inc. †	(12,546)	(15,683)
Goodrich Petroleum Corp. †	(12,174)	(167,149)
Green Plains Renewable Energy, Inc. †	(183,138)	(1,787,427)
Harvest Natural Resources, Inc. †	(55,430)	(409,073)
James River Coal Co. †	(10,300)	(71,276)
PetroBakken Energy Ltd., Class A (Canada)	(28,152)	(354,543)
Petrominerales Ltd. (Canada)	(22,719)	(369,302)
Pioneer Natural Resources Co.	(12,775)	(1,143,107)
Polarcus Ltd. (United Arab Emirates) (2)†	(113,725)	(52,976)
Royal Dutch Shell PLC, Class B ADR (Netherlands)	(742,443)	(56,433,092)
Superior Energy Services, Inc. †	(704,857)	(20,046,133)
Western Refining, Inc. †	(868,865)	(11,547,216)
Whiting Petroleum Corp. †	(4,950)	(231,116)
Williams Cos., Inc./The †	(1,169,061)	(31,576,338)
WPX Energy, Inc., Class W †	(389,672)	(7,080,340)

		(149,667,576)

Financials - (7.3)%
Alleghany Corp. †	(47,821)	(13,642,853)
American Equity Investment Life Holding Co.	(882,083)	(9,173,663)
Ares Capital Corp.	(85,682)	(1,323,787)
Associated Banc-Corp	(6,988)	(78,056)
Avatar Holdings, Inc. †	(32,547)	(233,687)

	SHARES	VALUE (Note 3)
Financials - (7.3)% (continued)
BankUnited, Inc.	(12,467)	$(274,149)
BGC Partners, Inc., Class A	(41,199)	(244,722)
BioMed Realty Trust, Inc. REIT	(177,696)	(3,212,744)
Boston Private Financial Holdings, Inc.	(70,941)	(563,272)
Boston Properties, Inc. REIT	(44,402)	(4,422,439)
Brookline Bancorp, Inc.	(253,083)	(2,136,021)
Citigroup, Inc.	(95,200)	(2,504,712)
CNA Financial Corp.	(4,275)	(114,356)
CNO Financial Group, Inc. †	(1,415,690)	(8,933,004)
Comerica, Inc.	(23,668)	(610,634)
DDR Corp. REIT	(307,311)	(3,739,975)
Deutsche Boerse AG (Germany) (2)†	(109,944)	(5,755,431)
DFC Global Corp. †	(2,733)	(49,358)
Digital Realty Trust, Inc. REIT	(181,850)	(12,123,940)
FNB Corp.	(502,588)	(5,684,270)
Health Care REIT, Inc. REIT	(14,116)	(769,745)
Hilltop Holdings, Inc.†	(30,675)	(259,204)
Host Hotels & Resorts, Inc. REIT	(788,842)	(11,651,196)
Kilroy Realty Corp. REIT	(121,308)	(4,618,196)
KKR Financial Holdings LLC	(700)	(6,111)
Leucadia National Corp.	(7,462)	(169,686)
Lexington Realty Trust REIT	(713,851)	(5,346,744)
Lincoln National Corp.	(44,633)	(866,773)
MetLife, Inc.	(172,938)	(5,392,207)
MGIC Investment Corp. †	(565,210)	(2,108,233)
National Financial Partners Corp. †	(265,689)	(3,592,115)
NorthStar Realty Finance Corp. REIT	(263,169)	(1,255,316)
Penson Worldwide, Inc. †	(217,998)	(252,878)
PHH Corp. †	(420)	(4,494)
PMI Group, Inc./The †	(263)	(7)
ProLogis, Inc. REIT	(98,363)	(2,812,198)
Radian Group, Inc.	(402,681)	(942,274)
Signature Bank †	(98,452)	(5,906,136)
SL Green Realty Corp. REIT	(92,295)	(6,150,539)
Stewart Information Services Corp.	(290,148)	(3,351,209)
Susquehanna Bancshares, Inc.	(1,182,224)	(9,907,037)
Texas Capital Bancshares, Inc. †	(14,595)	(446,753)
Valley National Bancorp	(361,371)	(4,470,159)
Wells Fargo & Co.	(1,500)	(41,340)
Wintrust Financial Corp.	(353,004)	(9,901,762)

		(155,043,385)

Health Care - (1.4)%
Accuray, Inc. †	(44,333)	(187,529)
Amgen, Inc.	(64,400)	(4,135,124)
China Medical Technologies, Inc. ADR (China) †	(122,810)	(348,780)
Enzon Pharmaceuticals, Inc. †	(59,979)	(401,859)
Express Scripts, Inc. †	(313,252)	(13,999,232)
Incyte Corp. Ltd. †	(103,687)	(1,556,342)
Molina Healthcare, Inc. †	(60,334)	(1,347,258)
Omnicare, Inc.	(78,233)	(2,695,127)
PDL BioPharma, Inc.	(167,454)	(1,038,215)
ViroPharma, Inc. †	(70,800)	(1,939,212)
West Pharmaceutical Services, Inc.	(27,208)	(1,032,544)

		(28,681,222)

The accompanying notes are an integral part of these financial statements.	(Continued)

66	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

	SHARES	VALUE (Note 3)
Industrials - (5.5)%
Avis Budget Group, Inc. †	(341,754)	$(3,663,603)
CBIZ, Inc. †	(124,623)	(761,447)
Chart Industries, Inc. †	(15,606)	(843,816)
CoStar Group, Inc. †	(39,953)	(2,666,064)
EnPro Industries, Inc. †	(81,450)	(2,686,221)
FTI Consulting, Inc. †	(39,522)	(1,676,523)
GenCorp, Inc. †	(205,629)	(1,093,946)
General Cable Corp. †	(109,100)	(2,728,591)
Hawaiian Holdings, Inc. †	(27,474)	(159,349)
HEICO Corp.	(223,671)	(13,080,280)
Hertz Global Holdings, Inc. †	(1,615,498)	(18,933,637)
Kaman Corp.	(70,536)	(1,927,043)
MasTec, Inc. †	(224,764)	(3,904,151)
Meritor, Inc. †	(33,900)	(180,348)
Navistar International Corp. †	(82,750)	(3,134,570)
Nielsen Holdings NV †	(100)	(2,969)
Nielsen Holdings NV (Netherlands) †	(9,016)	(267,685)
Terex Corp. †	(441,288)	(5,961,801)
Textron, Inc.	(278,222)	(5,144,325)
Titan International, Inc.	(519,307)	(10,105,714)
Trex Co., Inc. †	(223,954)	(5,130,786)
Ultrapetrol Bahamas Ltd. (Bahamas) †	(105,789)	(315,251)
United Rentals, Inc. †	(1,067,896)	(31,556,327)

		(115,924,447)

Information Technology - (6.8)%
3D Systems Corp. †	(313,626)	(4,516,214)
ACI Worldwide, Inc. †	(189,396)	(5,424,301)
Alliance Data Systems Corp. †	(247,311)	(25,680,774)
Amkor Technology, Inc. †	(1,691,805)	(7,376,270)
Arris Group, Inc. †	(13,665)	(147,855)
Cadence Design Systems, Inc. †	(770,908)	(8,017,443)
Ciena Corp. †	(441,597)	(5,343,324)
Concur Technologies, Inc. †	(2,700)	(137,133)
Convergys Corp. †	(596,173)	(7,613,129)
Digital River, Inc. †	(12,661)	(190,168)
DST Systems, Inc.	(10,474)	(476,777)
Equinix, Inc. †	(117,255)	(11,889,657)
Finisar Corp. †	(32,912)	(551,112)
Lam Research Corp. †	(390,280)	(14,448,166)
Micron Technology, Inc. †	(59,785)	(376,048)
Molex, Inc.	(126,649)	(3,021,845)
Novellus Systems, Inc. †	(25)	(1,032)
Nuance Communications, Inc. †	(13,304)	(334,729)
ON Semiconductor Corp. †	(22,801)	(176,024)
Photronics, Inc. †	(363,559)	(2,210,439)
Powerwave Technologies, Inc. †	(112,451)	(233,898)
Rambus, Inc. †	(106,933)	(807,344)
Salesforce.com, Inc. †	(115,503)	(11,718,934)
SYNNEX Corp. †	(60,700)	(1,848,922)
Take-Two Interactive Software, Inc. †	(341,183)	(4,623,030)
THQ, Inc. †	(19,644)	(14,929)
TTM Technologies, Inc. †	(95,949)	(1,051,601)
VeriFone Systems, Inc. †	(4,120)	(146,342)
VeriSign, Inc.	(441,377)	(15,765,986)

	SHARES	VALUE (Note 3)
Information Technology - (6.8)% (continued)
Visa, Inc., Class A	(6,452)	$(655,072)
Xilinx, Inc.	(273,428)	(8,766,102)

		(143,564,600)

Materials - (1.9)%
Agnico-Eagle Mines Ltd. (Canada)	(1)	(36)
Alcoa, Inc.	(831,578)	(7,193,150)
Allegheny Technologies, Inc.	(304,006)	(14,531,487)
ArcelorMittal NYRS ADR (Luxembourg)	(104,639)	(1,903,383)
AuRico Gold, Inc. (Canada) †	(199,528)	(1,598,219)
B2Gold Corp. (Canada) †	(382,658)	(1,164,407)
Cemex SAB de CV ADR (Mexico) †	(252,030)	(1,358,442)
Commercial Metals Co.	(6,500)	(89,895)
Jaguar Mining, Inc. †	(3,900)	(24,882)
Jaguar Mining, Inc. (Canada) †	(47,777)	(304,817)
Kaiser Aluminum Corp.	(4,143)	(190,081)
Kinross Gold Corp. (Canada)	(13,335)	(152,019)
Monsanto Co.	(3,820)	(267,667)
New Gold, Inc. (Canada) †	(48,076)	(485,125)
RTI International Metals, Inc. †	(95,055)	(2,206,227)
Sino-Forest Corp. (Hong Kong) (3)†(a)	(46,847)	(64,415)
Sterlite Industries India Ltd. ADR (India)	(23,022)	(159,543)
Stillwater Mining Co. †	(38,367)	(401,319)
United States Steel Corp.	(302,122)	(7,994,148)

		(40,089,262)

Telecommunication Services - (3.0)%
Clearwire Corp., Class A †	(80,144)	(155,479)
Level 3 Communications, Inc. †	(498,535)	(8,470,110)
Telephone & Data Systems, Inc.	(2,073,032)	(53,670,799)
tw telecom inc †	(38,117)	(738,707)
Windstream Corp.	(2)	(23)

		(63,035,118)

Utilities - (4.2)%
Duke Energy Corp.	(2,085,727)	(45,885,994)
Exelon Corp.	(915,122)	(39,688,841)
NSTAR	(29,304)	(1,376,116)
PPL Corp.	(54,771)	(1,611,363)

		(88,562,314)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $961,578,659)		(930,603,024)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	67

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

CONVERTIBLE BONDS - (0.1)%	MOODY’S RATING* (UNAUDITED)		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
Consumer Staples - (0.1)%
Molson Coors Brewing Co. (2)	BBB-	**	2.500%	07/30/13	$(550)	$(582,313)

Information Technology - 0.0% (d)
Intel Corp. (2)	A-	**	2.950%	12/15/35	(500)	(520,625)

TOTAL CONVERTIBLE BONDS SOLD SHORT (proceeds $1,100,168)						$(1,102,938)

EXCHANGE TRADED FUNDS - (2.2)%	SHARES	VALUE (Note 3)
iShares Silver Trust †	(21,824)	$(587,939)
SPDR Barclays Capital High Yield Bond ETF	(1,045,019)	(40,180,980)
SPDR Gold Shares †	(33,601)	(5,107,016)
SPDR S&P 500 ETF Trust	(4,164)	(522,582)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT (proceeds $47,396,469)		(46,398,517)

TOTAL SECURITIES SOLD SHORT (proceeds $1,010,075,296)		(978,104,479)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 75.1% (cost $1,570,512,049)		1,584,123,605

OTHER ASSETS IN EXCESS OF LIABILITIES - 24.9% (m)		524,415,036

NET ASSETS - 100.0%		$2,108,538,641

†	Non income-producing security.
(a)	Security fair valued at December 31, 2011 using procedures approved by the Board of Trustees. The total value of positions fair valued was $26,028,208 or 1.2% of total net assets.
(b)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2011, the value of these securities was $956,762,705. In addition, $468,516,712 of cash collateral was pledged.
(c)	All or a portion of the security on loan. The aggregate market value of such securities is $592,984; cash collateral of $686,099 was received with which the Fund purchased a money market fund.
(d)	Represents less than 0.05 percent of net assets.
(e)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(f)	Indicates a variable rate security. The interest rate shown represents the discount rate at December 31, 2011.
(g)	Represents a Pay-In-Kind Bond.
(h)	Defaulted security. It is the Fund’s policy to cease accruing interest and write off interest receivable for positions in default.
(i)	Represents a step bond. The rate shown reflects the yield at December 31, 2011.
(j)	Represents annualized seven-day yield as of December 31, 2011.
(k)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange, futures, and swap contracts.
(l)	Represents security, or a portion thereof, purchased with the cash collateral received for securities on loan.
(m)	Includes appreciation (depreciation) on forward foreign currency exchange, futures and swap contracts.
*	The rating reflected is as of December 31, 2011 and is unaudited. Rating of certain bonds may have changed subsequent to the date.
**	S & P Rating provided and is unaudited.

All bonds are denominated in US dollars, unless noted otherwise.

All securities are United States companies, unless noted otherwise in parentheses.

All securities are Level 1, with respect to ASC 820 unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 5).
(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

144A - Restricted

ADR - American Depositary Receipt

CAD - Canadian Dollar

MTN - Medium Term Note

NOK - Norwegian Krone

NR - Not Rated by Moody’s

NYRS - New York Registry Shares

REIT - Real Estate Investment Trust

WR - Withheld Ratings

The accompanying notes are an integral part of these financial statements.	(Continued)

68	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

Open Written Options contracts outstanding at December 31, 2011:

Call Options Written

SHARES	ISSUER	COUNTERPARTY	EXPIRATION DATE	PROCEEDS	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
374	Comerica, Inc. (Exercise price $45)	J.P. Morgan	January 21, 2012	$(261,422)	$(1,122)	$260,300
899	Motorola Mobility Holdings (Exercise price $40)	J.P. Morgan	January 21, 2012	(25,531)	(4,495)	21,036
946	Synovis Life Technologies, Inc. (Exercise price $30)	J.P. Morgan	January 21, 2012	(13,244)	(4,730)	8,514
322	Wells Fargo & Co. (Exercise price $35)	J.P. Morgan	January 21, 2012	(118,816)	(644)	118,172

				$(419,013)	$(10,991)	$408,022

Credit default swap contracts buy protection as of December 31, 2011

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 17	5.00%	USD	150,850,000	$14,155,733	12/20/16	$(4,009,741)
Bank of America	Host Hotels & Resorts LP	1.00%	USD	3,450,000	155,784	12/20/15	46,297

					$14,311,517		$(3,963,444)

Money Market Fund is pledged as collateral to brokers for credit default swap contracts in the amount of $621. Additional collateral for positions held at the Royal Bank of Scotland is included in the collateral for forward foreign currency exchange contracts.

Open futures contracts outstanding at December 31, 2011:

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED DEPRECIATION
Short Contracts:
1,301	S&P 500 E-Mini Futures	March 16, 2012	$(80,727,343)	$(81,481,630)	$(754,287)
1,148	U.S. Treasury 2-Year Note Futures	March 30, 2012	(253,067,519)	(253,187,813)	(120,294)
564	U.S. Treasury 5-Year Note Futures	March 30, 2012	(69,204,528)	(69,517,407)	(312,879)

			$(402,999,390)	$(404,186,850)	$(1,187,460)

Cash held as collateral with broker for futures contracts was $7,510,453 at December 31, 2011.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	69

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

Forward foreign currency exchange contracts outstanding as of December 31, 2011:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Canadian Dollar, Expiring 01/17/12	The Royal Bank of Scotland	CAD	3,573,395	$3,472,695	$3,506,562	$33,867
Canadian Dollar, Expiring 02/29/12	The Royal Bank of Scotland	CAD	4,625,289	4,544,708	4,534,342	(10,366)
Norwegian Krone, Expiring 06/22/12	The Royal Bank of Scotland	NOK	840,000	148,494	139,656	(8,838)
Norwegian Krone, Expiring 12/21/12	The Royal Bank of Scotland	NOK	12,840,000	2,242,756	2,123,143	(119,613)

				10,408,653	10,303,703	(104,950)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 01/31/12	The Royal Bank of Scotland	AUD	(59,407)	$(59,999)	$(60,558)	$(559)
Canadian Dollar, Expiring 01/17/12	The Royal Bank of Scotland	CAD	(36,225,373)	(35,522,707)	(35,547,848)	(25,141)
Canadian Dollar, Expiring 01/31/12	The Royal Bank of Scotland	CAD	(7,599,178)	(7,315,159)	(7,454,668)	(139,509)
Canadian Dollar, Expiring 02/29/12	The Royal Bank of Scotland	CAD	(28,947,979)	(28,614,272)	(28,378,778)	235,494
Canadian Dollar, Expiring 03/30/12	The Royal Bank of Scotland	CAD	(11,987,500)	(11,727,157)	(11,744,488)	(17,331)
Euro, Expiring 01/31/12	The Royal Bank of Scotland	EUR	(1,654,892)	(2,183,696)	(2,142,237)	41,459
Euro, Expiring 04/30/12	The Royal Bank of Scotland	EUR	(725,040)	(984,517)	(939,587)	44,930
Euro, Expiring 10/22/12	The Royal Bank of Scotland	EUR	(6,210,000)	(8,471,372)	(8,073,342)	398,030
Euro, Expiring 01/28/13	The Royal Bank of Scotland	EUR	(5,855,786)	(7,902,383)	(7,627,363)	275,020
Hong Kong Dollar, Expiring 01/31/12	The Royal Bank of Scotland	HKD	(801,756)	(103,024)	(103,238)	(214)
Hong Kong Dollar, Expiring 02/15/12	The Royal Bank of Scotland	HKD	(82,952,986)	(10,665,552)	(10,682,192)	(16,640)
Norwegian Krone, Expiring 03/14/12	The Royal Bank of Scotland	NOK	(245,753)	(40,887)	(40,985)	(98)
Norwegian Krone, Expiring 05/18/12	The Royal Bank of Scotland	NOK	(978,750)	(170,327)	(162,896)	7,431
Norwegian Krone, Expiring 06/14/12	The Royal Bank of Scotland	NOK	(245,753)	(40,775)	(40,868)	(93)
Norwegian Krone, Expiring 06/22/12	The Royal Bank of Scotland	NOK	(840,000)	(138,326)	(139,656)	(1,330)
Norwegian Krone, Expiring 09/14/12	The Royal Bank of Scotland	NOK	(6,745,753)	(1,056,697)	(1,118,652)	(61,955)
Norwegian Krone, Expiring 11/19/12	The Royal Bank of Scotland	NOK	(978,750)	(169,318)	(161,991)	7,327
Norwegian Krone, Expiring 12/21/12	The Royal Bank of Scotland	NOK	(12,840,000)	(2,095,711)	(2,123,143)	(27,432)
Norwegian Krone, Expiring 05/21/13	The Royal Bank of Scotland	NOK	(978,750)	(168,040)	(161,034)	7,006

The accompanying notes are an integral part of these financial statements.	(Continued)

70	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Norwegian Krone, Expiring 11/18/13	The Royal Bank of Scotland	NOK	(978,750)	$(166,612)	$(160,061)	$6,551
Norwegian Krone, Expiring 05/19/14	The Royal Bank of Scotland	NOK	(978,750)	(164,808)	(158,913)	5,895
Norwegian Krone, Expiring 11/18/14	The Royal Bank of Scotland	NOK	(17,178,750)	(2,863,290)	(2,768,182)	95,108
Norwegian Krone, Expiring 04/27/16	The Royal Bank of Scotland	NOK	(19,387,600)	(3,266,931)	(3,055,963)	210,968

				(123,891,560)	(122,846,643)	1,044,917

				$(113,482,907)	$(112,542,940)	$939,967

Money Market Fund is pledged as collateral to the broker for forward foreign currency exchange contracts in the amount of $269.

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

HKD - Hong Kong Dollar

NOK - Norwegian Krone

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2011	71

Consolidated Schedule of Investments	December 31, 2011

AQR MANAGED FUTURES STRATEGY FUND

	SHARES	VALUE (Note 3)
MONEY MARKET FUNDS - 83.4%
BlackRock Liquidity Funds TempFund Portfolio, Class I, 0.110% (2)(a)	92,424,148	$92,424,148
Dreyfus Treasury Cash Management, Class I, 0.010% (2)(a)	369,696,590	369,696,590
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.130% (2)(a)(b)(c)	29,908,909	29,908,909
J.P. Morgan Treasury Plus Money Market Fund - Institutional Shares, 0.000% (2)(a)	342,552,938	342,552,938
UBS Money Series - UBS Select Treasury Preferred Fund, Class I, 0.010% (2)(a)	462,120,737	462,120,737

TOTAL INVESTMENTS - 83.4% (cost $1,296,703,322)		1,296,703,322

OTHER ASSETS IN EXCESS OF LIABILITIES - 16.6% (d)		258,813,052

NET ASSETS - 100.0%		$1,555,516,374

(a)	Represents annualized seven-day yield as of December 31, 2011.
(b)	A portion of the security is pledged as collateral to the brokers for forward foreign exchange contracts.
(c)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(d)	Includes appreciation (depreciation) on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2, with respect to ASC 820 unless otherwise noted in parentheses.

Total return swap contracts outstanding as of December 31, 2011:

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital	Cocoa Future	3/15/2012	USD	(5,370,190)	$646,030
Barclays Capital	Coffee ‘C’ Futures	3/20/2012	USD	(17,990,344)	(214,369)
Bank of America	Euro-Bobl Futures	3/8/2012	EUR	29,196,006	595,134
Bank of America	Euro-SCHATZ Futures	3/8/2012	EUR	118,476,139	472,193
Barclays Capital	Gold 100 OZ Futures	2/27/2012	USD	(642,880)	16,160
Merrill Lynch	LME Aluminum Futures	3/19/2012	USD	(5,150,225)	53,513
Merrill Lynch	LME Copper Futures	3/19/2012	USD	(12,582,700)	421,100
Merrill Lynch	LME Nickel Futures	3/19/2012	USD	(1,383,486)	(76,284)
Barclays Capital	Silver Futures	3/28/2012	USD	(2,333,600)	100,400
Merrill Lynch	Silver Futures	3/28/2012	USD	(166,250)	26,675
Barclays Capital	Soybean Futures	3/14/2012	USD	(33,723,125)	(2,328,213)
Barclays Capital	Soybean Oil Futures	3/14/2012	USD	(10,747,692)	(606,480)
The Royal Bank of Scotland	Swiss Market Index Futures	3/16/2012	CHF	11,084,572	301,473
Bank of America	U.S. Treasury 2-Year Note Futures	3/30/2012	USD	451,509,957	170,043
Bank of America	U.S. Treasury 5-Year Note Futures	3/30/2012	USD	13,762,907	41,968
Barclays Capital	Wheat Futures	3/14/2012	USD	(20,735,239)	(446,498)

					$(827,155)

Money Market Fund is pledged as collateral to brokers for total return swap contracts in the amount of $25,072,477. Additional collateral for positions held at Royal Bank of Scotland is included in the collateral for forward foreign currency exchange contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

72	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MANAGED FUTURES STRATEGY FUND

Open futures contracts outstanding at December 31, 2011:

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
146	10-Year Japanese Government Bond Futures	March 9, 2012	$269,469,519	$270,129,401	$659,882
707	3-Month Euro Euribor Futures	June 18, 2012	226,504,300	226,608,353	104,053
797	3-Month Euro Euribor Futures	September 17, 2012	255,426,299	255,571,290	144,991
778	3-Month Euro Euribor Futures	December 17, 2012	249,227,828	249,428,278	200,450
780	3-Month Euro Euribor Futures	March 18, 2013	249,734,840	249,993,768	258,928
782	3-Month Euro Euribor Futures	June 17, 2013	250,179,787	250,482,962	303,175
765	3-Month Euro Euribor Futures	September 16, 2013	244,503,203	244,864,413	361,210
744	3-Month Euro Euribor Futures	December 16, 2013	237,387,044	237,913,951	526,907
279	90-Day EURODollar Futures	March 18, 2013	69,285,217	69,226,875	(58,342)
326	90-Day EURODollar Futures	June 17, 2013	80,929,662	80,876,525	(53,137)
420	90-Day EURODollar Futures	September 16, 2013	104,222,955	104,170,500	(52,455)
554	90-Day EURODollar Futures	December 16, 2013	137,337,828	137,329,675	(8,153)
899	90-Day GBP LIBOR Futures	December 18, 2013	172,417,816	172,493,958	76,142
125	90-Day Sterling Futures	June 20, 2012	24,000,850	24,001,129	279
482	90-Day Sterling Futures	September 19, 2012	92,618,881	92,576,424	(42,457)
767	90-Day Sterling Futures	December 19, 2012	147,368,297	147,315,596	(52,701)
753	90-Day Sterling Futures	March 20, 2013	144,687,939	144,641,272	(46,667)
843	90-Day Sterling Futures	June 19, 2013	161,906,106	161,896,343	(9,763)
844	90-Day Sterling Futures	September 18, 2013	162,010,374	162,022,855	12,481
109	Amsterdam Index Futures	January 20, 2012	8,615,388	8,838,239	222,851
488	Australia 10-Year Bond Futures	March 15, 2012	58,719,306	59,343,607	624,301
1,517	Australia 3-Year Bond Futures	March 15, 2012	168,445,869	168,093,472	(352,397)
117	CAC40 10 Euro Futures	January 20, 2012	4,673,445	4,793,429	119,984
592	Canadian 10-Year Bond Futures	March 21, 2012	76,835,788	77,774,999	939,211
59	Canadian 3-Month Bank Acceptance Futures	June 18, 2012	14,341,059	14,306,233	(34,826)
117	Canadian 3-Month Bank Acceptance Futures	September 17, 2012	28,438,527	28,390,086	(48,441)
161	Corn Futures	March 14, 2012	5,175,527	5,204,325	28,798
169	Crude Oil Financial Futures	January 19, 2012	16,877,540	16,702,270	(175,270)
734	DJIA Mini E-CBOT Futures	March 16, 2012	43,959,037	44,590,500	631,463
187	E-Mini Russell 2000 Futures	March 16, 2012	13,668,018	13,815,560	147,542
156	Euro - Bund Futures	March 8, 2012	27,909,005	28,072,593	163,588
308	Euro CHF 3-Month LIFFE Futures	June 18, 2012	82,107,865	82,049,718	(58,147)
280	Euro CHF 3-Month LIFFE Futures	September 17, 2012	74,660,239	74,605,558	(54,681)
383	Euro - Bobl Futures	March 8, 2012	61,175,818	62,016,745	840,927
247	Euro-Buxl 30-Year Bond Futures	March 8, 2012	39,175,473	40,899,827	1,724,354
2,732	Euro-SCHATZ Futures	March 8, 2012	389,101,393	390,150,209	1,048,816
183	FTSE 100 Index Futures	March 16, 2012	15,444,816	15,733,256	288,440
680	FTSE/JSE Top 40 Index Futures	March 15, 2012	24,241,532	24,083,097	(158,435)
5	FTSE/MIB Index Futures	March 16, 2012	491,256	489,000	(2,256)
246	Globex Brent FCL Futures	January 13, 2012	26,687,700	26,415,480	(272,220)
81	Globex Heat Oil Futures	January 30, 2012	9,953,055	9,914,108	(38,947)
259	Globex RBOB Gas Futures	January 30, 2012	28,730,033	28,907,197	177,164
236	ICE Euro Gasoil Futures	January 11, 2012	22,141,100	21,806,400	(334,700)
38	KOSPI Index 200 Futures	March 8, 2012	3,997,476	3,935,243	(62,233)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	73

Consolidated Schedule of Investments	December 31, 2011

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
4	LME Aluminum Futures	January 12, 2012	$224,005	$199,585	$(24,420)
16	LME Aluminum Futures	January 13, 2012	887,020	798,416	(88,604)
55	LME Aluminum Futures	January 17, 2012	3,093,819	2,745,614	(348,205)
77	LME Aluminum Futures	January 20, 2012	4,113,821	3,845,591	(268,230)
13	LME Aluminum Futures	January 24, 2012	706,566	649,720	(56,846)
88	LME Aluminum Futures	January 25, 2012	4,924,594	4,398,900	(525,694)
28	LME Aluminum Futures	January 26, 2012	1,571,781	1,399,902	(171,879)
114	LME Aluminum Futures	January 27, 2012	6,414,305	5,700,599	(713,706)
45	LME Aluminum Futures	February 1, 2012	2,458,181	2,252,250	(205,931)
163	LME Aluminum Futures	February 2, 2012	8,661,616	8,159,617	(501,999)
21	LME Aluminum Futures	February 3, 2012	1,125,101	1,051,422	(73,679)
60	LME Aluminum Futures	February 10, 2012	3,191,775	3,007,815	(183,960)
6	LME Aluminum Futures	February 29, 2012	303,366	301,740	(1,626)
8	LME Aluminum Futures	March 1, 2012	418,858	402,386	(16,472)
171	LME Aluminum Futures	March 15, 2012	8,481,758	8,620,666	138,908
171	LME Aluminum Futures	March 19, 2012	8,499,983	8,629,088	129,105
25	LME Aluminum Futures	March 28, 2012	1,254,250	1,262,294	8,044
33	LME Aluminum Futures	March 29, 2012	1,641,791	1,666,360	24,569
1	LME Copper Futures	January 5, 2012	170,001	189,759	19,758
3	LME Copper Futures	January 13, 2012	553,504	569,491	15,987
4	LME Copper Futures	January 17, 2012	762,505	759,464	(3,041)
10	LME Copper Futures	January 20, 2012	1,743,763	1,898,830	155,067
19	LME Copper Futures	January 25, 2012	3,656,559	3,608,162	(48,397)
45	LME Copper Futures	January 27, 2012	8,995,192	8,546,006	(449,186)
9	LME Copper Futures	February 2, 2012	1,780,099	1,709,418	(70,681)
3	LME Copper Futures	February 10, 2012	558,754	569,903	11,149
18	LME Copper Futures	February 15, 2012	3,486,195	3,419,775	(66,420)
20	LME Copper Futures	February 29, 2012	3,740,025	3,800,305	60,280
6	LME Copper Futures	March 1, 2012	1,171,808	1,140,102	(31,706)
56	LME Copper Futures	March 19, 2012	10,614,870	10,641,400	26,530
56	LME Copper Futures	March 28, 2012	10,561,222	10,640,406	79,184
9	LME Copper Futures	March 29, 2012	1,658,374	1,710,032	51,658
5	LME Nickel Futures	January 24, 2012	570,006	561,611	(8,395)
16	LME Nickel Futures	February 10, 2012	1,740,020	1,795,644	55,624
25	LME Zinc Futures	January 12, 2012	1,221,875	1,143,281	(78,594)
43	LME Zinc Futures	January 13, 2012	2,071,525	1,966,712	(104,813)
16	LME Zinc Futures	January 17, 2012	778,100	732,200	(45,900)
10	LME Zinc Futures	March 1, 2012	507,426	459,855	(47,571)
19	LME Zinc Futures	March 29, 2012	860,724	876,290	15,566
342	Long Gilt Futures	March 28, 2012	60,828,178	62,115,184	1,287,006
265	NASDAQ 100 E-Mini Futures	March 16, 2012	12,071,886	12,054,850	(17,036)
424	S&P 500 E-Mini Futures	March 16, 2012	26,172,231	26,555,120	382,889
209	S&P MID 400 E-Mini Futures	March 16, 2012	18,086,983	18,335,570	248,587
5	U.S. Long Bond Futures	March 21, 2012	722,220	724,062	1,842
174	U.S. Treasury 10-Year Note Futures	March 21, 2012	22,780,682	22,815,750	35,068
99	U.S. Treasury 2-Year Note Futures	March 30, 2012	21,844,258	21,834,141	(10,117)
955	U.S. Treasury 5-Year Note Futures	March 30, 2012	117,184,413	117,711,211	526,798

			4,919,650,998	4,926,451,218	6,800,220

The accompanying notes are an integral part of these financial statements.	(Continued)

74	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts:
286	90-Day EURODollar Futures	June 18, 2012	$(70,976,055)	$(70,995,925)	$(19,870)
313	90-Day EURODollar Futures	September 17, 2012	(77,674,147)	(77,674,863)	(716)
58	90-Day EURODollar Futures	December 17, 2012	(14,380,468)	(14,390,525)	(10,057)
1,114	Cocoa Futures	March 15, 2012	(29,955,761)	(23,494,260)	6,461,501
163	Coffee ‘C’ Futures	March 20, 2012	(13,691,752)	(13,866,207)	(174,455)
992	Cotton No. 2 Futures	March 8, 2012	(45,533,200)	(45,532,800)	400
3	DAX Index Futures	March 16, 2012	(563,974)	(572,706)	(8,732)
59	Gold 100 OZ Futures	February 27, 2012	(9,493,717)	(9,244,120)	249,597
36	Hang Seng Index Futures	January 30, 2012	(4,253,137)	(4,277,393)	(24,256)
7	H-SHARES Index Futures	January 30, 2012	(455,430)	(449,341)	6,089
649	Lean Hogs Futures	February 14, 2012	(21,985,035)	(21,884,280)	100,755
4	LME Aluminum Futures	January 12, 2012	(222,815)	(199,585)	23,230
16	LME Aluminum Futures	January 13, 2012	(893,776)	(798,416)	95,360
55	LME Aluminum Futures	January 17, 2012	(3,099,540)	(2,745,613)	353,927
77	LME Aluminum Futures	January 20, 2012	(4,158,214)	(3,845,592)	312,622
13	LME Aluminum Futures	January 24, 2012	(710,222)	(649,720)	60,502
88	LME Aluminum Futures	January 25, 2012	(4,901,490)	(4,398,900)	502,590
28	LME Aluminum Futures	January 26, 2012	(1,565,865)	(1,399,902)	165,963
114	LME Aluminum Futures	January 27, 2012	(6,383,858)	(5,700,599)	683,259
45	LME Aluminum Futures	February 1, 2012	(2,452,624)	(2,252,250)	200,374
163	LME Aluminum Futures	February 2, 2012	(8,682,506)	(8,159,617)	522,889
21	LME Aluminum Futures	February 3, 2012	(1,113,166)	(1,051,422)	61,744
60	LME Aluminum Futures	February 10, 2012	(3,188,530)	(3,007,815)	180,715
6	LME Aluminum Futures	February 29, 2012	(303,142)	(301,739)	1,403
8	LME Aluminum Futures	March 1, 2012	(419,990)	(402,386)	17,604
171	LME Aluminum Futures	March 15, 2012	(8,489,936)	(8,620,666)	(130,730)
843	LME Aluminum Futures	March 19, 2012	(43,675,552)	(42,539,887)	1,135,665
25	LME Aluminum Futures	March 28, 2012	(1,255,515)	(1,262,294)	(6,779)
33	LME Aluminum Futures	March 29, 2012	(1,641,871)	(1,666,360)	(24,489)
1	LME Copper Futures	January 5, 2012	(174,053)	(189,759)	(15,706)
3	LME Copper Futures	January 13, 2012	(555,127)	(569,490)	(14,363)
4	LME Copper Futures	January 17, 2012	(759,328)	(759,464)	(136)
10	LME Copper Futures	January 20, 2012	(1,741,790)	(1,898,830)	(157,040)
19	LME Copper Futures	January 25, 2012	(3,640,851)	(3,608,161)	32,690
45	LME Copper Futures	January 27, 2012	(9,041,794)	(8,546,006)	495,788
9	LME Copper Futures	February 2, 2012	(1,790,730)	(1,709,417)	81,313
3	LME Copper Futures	February 10, 2012	(554,696)	(569,902)	(15,206)
18	LME Copper Futures	February 15, 2012	(3,468,127)	(3,419,774)	48,353
20	LME Copper Futures	February 29, 2012	(3,709,626)	(3,800,305)	(90,679)
6	LME Copper Futures	March 1, 2012	(1,173,742)	(1,140,102)	33,640
78	LME Copper Futures	March 19, 2012	(15,141,443)	(14,821,951)	319,492
56	LME Copper Futures	March 28, 2012	(10,611,930)	(10,640,406)	(28,476)
9	LME Copper Futures	March 29, 2012	(1,664,665)	(1,710,031)	(45,366)
5	LME Nickel Futures	January 24, 2012	(571,044)	(561,611)	9,433
16	LME Nickel Futures	February 10, 2012	(1,734,788)	(1,795,645)	(60,857)
154	LME Nickel Futures	March 19, 2012	(16,734,834)	(17,292,661)	(557,827)
25	LME Zinc Futures	January 12, 2012	(1,210,625)	(1,143,281)	67,344
43	LME Zinc Futures	January 13, 2012	(2,082,228)	(1,966,713)	115,515
16	LME Zinc Futures	January 17, 2012	(779,561)	(732,200)	47,361
10	LME Zinc Futures	March 1, 2012	(509,988)	(459,855)	50,133
483	LME Zinc Futures	March 19, 2012	(24,187,696)	(22,263,281)	1,924,415
19	LME Zinc Futures	March 29, 2012	(861,822)	(876,290)	(14,468)
375	MSCI Singapore Index Futures	January 30, 2012	(17,660,887)	(17,364,404)	296,483
487	MSCI Taiwan Stock Index Futures	January 30, 2012	(12,376,828)	(12,345,450)	31,378

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	75

Consolidated Schedule of Investments	December 31, 2011

AQR MANAGED FUTURES STRATEGY FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
3,881	Natural Gas Swap Futures	January 27, 2012	$(31,693,365)	$(29,000,772)	$2,692,593
94	S&P/Toronto Stock Exchange 60 Index Futures	March 15, 2012	(12,272,103)	(12,528,413)	(256,310)
2,480	SGX S&P CNX Nifty Index Futures	January 25, 2012	(23,636,584)	(22,944,960)	691,624
139	Silver Futures	March 28, 2012	(19,632,807)	(19,400,925)	231,882
57	Soybean Futures	March 14, 2012	(3,283,629)	(3,442,087)	(158,458)
1,273	Soybean Meal Futures	March 14, 2012	(36,445,801)	(39,857,630)	(3,411,829)
610	Soybean Oil Futures	March 14, 2012	(18,191,380)	(19,185,720)	(994,340)
79	SPI 200 Index Futures	March 15, 2012	(8,135,602)	(8,118,501)	17,101
1,049	Sugar #11 (World Markets) Futures	February 29, 2012	(28,299,016)	(27,374,704)	924,312
320	TOPIX Index Futures	March 8, 2012	(30,186,707)	(30,266,338)	(79,631)

			(726,636,485)	(713,690,222)	12,946,263

			$4,193,014,513	$4,212,760,996	$19,746,483

Cash held as collateral with broker for futures contracts was $88,048,261 at December 31, 2011.

Forward foreign currency exchange contracts outstanding as of December 31, 2011:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/21/12	The Royal Bank of Scotland	AUD	334,036,000	$334,141,502	$338,709,363	$4,567,861
Brazilian Real, Expiring 03/21/12	The Royal Bank of Scotland	BRL	5,100,000	2,698,467	2,688,327	(10,140)
Canadian Dollar, Expiring 03/21/12	The Royal Bank of Scotland	CAD	103,857,000	101,599,744	101,770,295	170,551
Czech Republic Koruna, Expiring 03/21/12	The Royal Bank of Scotland	CZK	34,000,000	1,753,662	1,722,480	(31,182)
Euro, Expiring 03/21/12	The Royal Bank of Scotland	EUR	133,466,000	176,908,842	172,858,574	(4,050,268)
British Pound, Expiring 03/21/12	The Royal Bank of Scotland	GBP	112,509,000	176,164,242	174,594,778	(1,569,464)
Indonesian Rupiah, Expiring 03/21/12	The Royal Bank of Scotland	IDR	30,900,000,000	3,352,625	3,381,171	28,546
Indian Rupee, Expiring 03/21/12	The Royal Bank of Scotland	INR	560,000,000	10,321,188	10,390,036	68,848
Japanese Yen, Expiring 03/21/12	The Royal Bank of Scotland	JPY	31,714,733,000	408,248,519	412,626,500	4,377,981
Korean Won, Expiring 03/21/12	The Royal Bank of Scotland	KRW	41,800,000,000	35,960,972	36,099,692	138,720
Mexican Peso, Expiring 03/21/12	The Royal Bank of Scotland	MXN	29,000,000	2,090,841	2,065,350	(25,491)
Malaysian Ringgit, Expiring 03/21/12	The Royal Bank of Scotland	MYR	39,300,000	12,336,503	12,347,394	10,891
Norwegian Krone, Expiring 03/21/12	The Royal Bank of Scotland	NOK	304,745,000	51,828,289	50,811,033	(1,017,256)
New Zealand Dollar, Expiring 03/21/12	The Royal Bank of Scotland	NZD	145,978,000	111,186,376	113,032,614	1,846,238
Philippine Peso, Expiring 03/21/12	The Royal Bank of Scotland	PHP	430,000,000	9,833,740	9,766,756	(66,984)

The accompanying notes are an integral part of these financial statements.	(Continued)

76	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MANAGED FUTURES STRATEGY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
(continued)
Polish Zloty, Expiring 03/21/12	The Royal Bank of Scotland	PLN	40,000,000	$11,763,596	$11,506,934	$(256,662)
Russian Ruble, Expiring 03/21/12	The Royal Bank of Scotland	RUB	1,668,200,000	52,334,711	51,224,602	(1,110,109)
Swedish Krona, Expiring 03/21/12	The Royal Bank of Scotland	SEK	912,674,000	132,953,525	132,147,963	(805,562)
Singapore Dollar, Expiring 03/21/12	The Royal Bank of Scotland	SGD	27,900,000	21,590,307	21,510,306	(80,001)
Turkish Lira, Expiring 03/21/12	The Royal Bank of Scotland	TRY	2,300,000	1,196,320	1,193,093	(3,227)
Taiwanese Dollar, Expiring 03/21/12	The Royal Bank of Scotland	TWD	1,420,000,000	46,952,557	46,969,171	16,614
South African Rand, Expiring 03/22/12	The Royal Bank of Scotland	ZAR	73,000,000	8,867,908	8,934,194	66,286

				1,714,084,436	1,716,350,626	2,266,190

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/21/12	The Royal Bank of Scotland	AUD	(86,516,000)	$(86,096,813)	$(87,726,411)	$(1,629,598)
Brazilian Real, Expiring 03/21/12	The Royal Bank of Scotland	BRL	(14,860,000)	(7,996,975)	(7,833,048)	163,927
Canadian Dollar, Expiring 03/21/12	The Royal Bank of Scotland	CAD	(81,659,000)	(79,532,545)	(80,018,299)	(485,754)
Chilean Peso, Expiring 03/21/12	The Royal Bank of Scotland	CLP	(2,748,000,000)	(5,283,022)	(5,240,365)	42,657
Colombian Peso, Expiring 03/21/12	The Royal Bank of Scotland	COP	(10,230,000,000)	(5,291,471)	(5,284,378)	7,093
Czech Republic Koruna, Expiring 03/21/12	The Royal Bank of Scotland	CZK	(661,832,000)	(34,274,850)	(33,529,195)	745,655
Euro, Expiring 03/21/12	The Royal Bank of Scotland	EUR	(504,792,026)	(667,251,151)	(653,781,710)	13,469,441
British Pound, Expiring 03/21/12	The Royal Bank of Scotland	GBP	(7,087,001)	(11,063,614)	(10,997,817)	65,797
Hungarian Forint, Expiring 03/21/12	The Royal Bank of Scotland	HUF	(3,304,000,000)	(14,061,875)	(13,460,000)	601,875
Israeli Shekel, Expiring 03/21/12	The Royal Bank of Scotland	ILS	(87,390,000)	(23,118,417)	(22,901,574)	216,843
Indian Rupee, Expiring 03/21/12	The Royal Bank of Scotland	INR	(4,597,600,000)	(85,163,903)	(85,302,197)	(138,294)
Japanese Yen, Expiring 03/21/12	The Royal Bank of Scotland	JPY	(29,719,329,000)	(382,012,318)	(386,665,173)	(4,652,855)
Korean Won, Expiring 03/21/12	The Royal Bank of Scotland	KRW	(24,066,280,000)	(20,675,083)	(20,784,337)	(109,254)
Mexican Peso, Expiring 03/21/12	The Royal Bank of Scotland	MXN	(423,000,000)	(30,518,810)	(30,125,618)	393,192
Malaysian Ringgit, Expiring 03/21/12	The Royal Bank of Scotland	MYR	(53,210,000)	(16,675,390)	(16,717,681)	(42,291)
Norwegian Krone, Expiring 03/21/12	The Royal Bank of Scotland	NOK	(30,652,000)	(5,132,240)	(5,110,698)	21,542
New Zealand Dollar, Expiring 03/21/12	The Royal Bank of Scotland	NZD	(221,127,000)	(170,016,036)	(171,221,436)	(1,205,400)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	77

Consolidated Schedule of Investments	December 31, 2011

AQR MANAGED FUTURES STRATEGY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
(continued)
Philippine Peso, Expiring 03/21/12	The Royal Bank of Scotland	PHP	(355,500,000)	$(8,004,954)	$(8,074,608)	$(69,654)
Polish Zloty, Expiring 03/21/12	The Royal Bank of Scotland	PLN	(91,190,000)	(26,422,694)	(26,232,934)	189,760
Russian Ruble, Expiring 03/21/12	The Royal Bank of Scotland	RUB	(790,000,000)	(24,386,097)	(24,258,144)	127,953
Swedish Krona, Expiring 03/21/12	The Royal Bank of Scotland	SEK	(485,462,000)	(69,844,472)	(70,291,051)	(446,579)
Singapore Dollar, Expiring 03/21/12	The Royal Bank of Scotland	SGD	(63,510,000)	(48,698,627)	(48,964,859)	(266,232)
Turkish Lira, Expiring 03/21/12	The Royal Bank of Scotland	TRY	(31,390,000)	(16,414,870)	(16,283,123)	131,747
Taiwanese Dollar, Expiring 03/21/12	The Royal Bank of Scotland	TWD	(2,149,700,000)	(70,911,112)	(71,105,371)	(194,259)
South African Rand, Expiring 03/22/12	The Royal Bank of Scotland	ZAR	(245,600,000)	(29,391,293)	(30,058,057)	(666,764)

				(1,938,238,632)	(1,931,968,084)	6,270,548

				$(224,154,196)	$(215,617,458)	$8,536,738

Money Market Fund is pledged as collateral to the broker for forward foreign currency exchange contracts in the amount of $4,836,432.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PHP - Philippine Peso

PLN - Polish Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - Taiwan Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.

78	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR RISK PARITY FUND

	MOODY’S RATING* (UNAUDITED)	INTEREST RATE	MATURITY DATE	CURRENCY	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
GOVERNMENT RELATED OBLIGATIONS - 22.2%
Sovereign Debt - 22.2%
France Government Bond OAT (France)	NR	1.600%	07/25/15	EUR	29,966	$40,470,387
France Government Bond OAT (France)	NR	2.250%	07/25/20	EUR	12,752	17,693,690
United Kingdom Treasury Gilt (United Kingdom)	NR	1.875%	11/22/22	GBP	14,236	28,250,779

TOTAL GOVERNMENT RELATED OBLIGATIONS (cost $88,786,237)						86,414,856

U.S. TREASURY OBLIGATIONS - 15.7%
U.S. Treasury Inflation Protected Securities Bonds - 15.7%
U.S. Treasury Bond	NR	1.250%	07/15/20	USD	14,900	17,497,434
U.S. Treasury Bond	NR	0.500%	04/15/15	USD	39,700	43,400,178

TOTAL U.S. TREASURY OBLIGATIONS (cost $59,847,715)						60,897,612

MONEY MARKET FUNDS - 56.5%					SHARES
BlackRock Liquidity Funds TempFund Portfolio, Series I, Class I, 0.110% (a)					4,000,858	4,000,858
Dreyfus Treasury Cash Management, Series I, Class I, 0.010% (a)					16,003,433	16,003,433
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.123% (a)(b)					16,971,293	16,971,293
J.P. Morgan Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)					162,987,098	162,987,098
UBS Money Series - UBS Select Treasury Preferred Fund, Series I, Class I, 0.010% (a)					20,004,292	20,004,292

TOTAL MONEY MARKET FUNDS (cost $219,966,974)						219,966,974

TOTAL INVESTMENTS - 94.4% (cost $368,600,926)						367,279,442

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.6% (c)						21,807,280

NET ASSETS - 100.0%						$389,086,722

All securities are United States companies, unless noted otherwise in parentheses.

(a)	Represents annualized seven-day yield as of December 31, 2011.
(b)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(c)	Includes appreciation (depreciation) on forward foreign currency exchange, futures and swap contracts.
*	The rating reflected is as December 31, 2011 and is unaudited. Rating of certain bonds may have changed subsequent to the date.

All securities are Level 2, with respect to ASC 820 unless otherwise noted in parentheses.

The following abbreviations are used in portfolio descriptions:

EUR - Euro

GBP - British Pound

NR - Not Rated by Moody’s

USD - United States Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	79

Consolidated Schedule of Investments	December 31, 2011

AQR RISK PARITY FUND

Credit default swap contracts sell protection as of December 31, 2011

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank Of America	Markit CMBX North America AJ 3	1.470%	USD	225,000	$(45,932)	12/13/2049	$(40,910)
Bank Of America	Markit CMBX North America AJ 4	0.960%	USD	325,000	(81,719)	2/17/2051	(59,339)
Bank Of America	Markit CMBX North America AJ 5	0.980%	USD	150,000	(27,618)	2/15/2051	(35,815)
Morgan Stanley Capital Services Inc.	Markit CMBX North America AJ 3	1.470%	USD	450,000	(177,809)	12/13/2049	4,126
Morgan Stanley Capital Services Inc.	Markit CMBX North America AJ 4	0.960%	USD	500,000	(227,118)	2/17/2051	10,106
Morgan Stanley Capital Services Inc.	Markit CMBX North America AJ 5	0.980%	USD	550,000	(207,295)	2/15/2051	(25,293)
Royal Bank Of Scotland	iTraxx Europe Crossover Series 16.V1	1.000%	EUR	22,500,000	(1,228,959)	12/20/2016	272,270
Royal Bank Of Scotland	iTraxx Europe Crossover Series 16.V1	5.000%	EUR	14,975,000	(2,327,714)	12/20/2016	583,536
Royal Bank Of Scotland	Markit CDX Emerging Market Index Series 16	5.000%	USD	14,700,000	1,006,965	12/20/2016	276,485
Royal Bank Of Scotland	Markit CDX North America High Yield Index Series 17	5.000%	USD	48,950,000	(4,469,597)	12/20/2016	1,177,277
Royal Bank Of Scotland	Markit CDX North America Investment Grade Index Series 17	1.000%	USD	56,875,000	(929,287)	12/20/2016	412,964
Royal Bank Of Scotland	Markit CMBX North America AJ 3	1.470%	USD	175,000	(23,036)	12/13/2049	(44,507)
Royal Bank Of Scotland	Markit CMBX North America AJ 4	0.960%	USD	100,000	(22,740)	2/17/2051	(20,662)
Royal Bank Of Scotland	Markit CMBX North America AJ 5	0.980%	USD	150,000	(25,318)	2/15/2051	(38,115)

					$(8,787,177)		$2,472,123

Money Market Fund is pledged as collateral to brokers for credit default swap contracts in the amount of $1,577,189. Additional collateral for positions held at the Royal Bank of Scotland is included in the collateral for forward foreign currency exchange contracts.

Interest rate swap contracts outstanding as of December 31, 2011

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	1.922%	(1)	CZK	68,000,000	9/21/2016	$(48,793)
The Royal Bank of Scotland	2.010%	(1)	CZK	38,000,000	9/21/2016	(35,601)
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	2.690%	CZK	51,000,000	9/21/2016	134,709
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	3.110%	CZK	9,000,000	9/21/2016	33,247
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	3.225%	CZK	6,000,000	9/21/2016	23,894
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	3.268%	CZK	37,000,000	9/21/2016	151,290

The accompanying notes are an integral part of these financial statements.	(Continued)

80	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR RISK PARITY FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
(continued)
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	1.680%	CZK	20,000,000	3/15/2017	$(1,586)
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	1.724%	CZK	18,000,000	3/15/2017	537
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	1.750%	CZK	4,000,000	3/15/2017	377
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	1.810%	CZK	11,000,000	3/15/2017	2,674
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	1.890%	CZK	12,000,000	3/15/2017	5,298
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	1.920%	CZK	13,000,000	3/15/2017	6,707
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	1.960%	CZK	40,000,000	3/15/2017	24,606
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	2.043%	CZK	69,000,000	3/15/2017	56,563
The Royal Bank of Scotland	6 month Prague Interbank Offered Rate	2.050%	CZK	7,000,000	3/15/2017	5,869
The Royal Bank of Scotland	2.495%	(2)	HKD	15,800,000	3/16/2016	(121,351)
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.630%	HKD	1,590,000	3/16/2016	4,758
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.748%	HKD	2,760,959	3/16/2016	10,020
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	2.145%	HKD	1,550,000	3/16/2016	8,964
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	2.205%	HKD	7,400,000	3/16/2016	45,204
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	2.210%	HKD	1,320,000	3/16/2016	8,099
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	2.235%	HKD	1,300,000	3/16/2016	8,153
The Royal Bank of Scotland	1.180%	(2)	HKD	35,100,000	9/21/2016	2,834
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.990%	HKD	13,700,000	9/21/2016	66,193
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	2.530%	HKD	1,800,000	9/21/2016	14,592
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	2.880%	HKD	2,500,000	9/21/2016	25,573
The Royal Bank of Scotland	3 month Hong Kong Interbank OfferedRate	2.915%	HKD	15,900,000	9/21/2016	166,019
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.300%	HKD	13,000,000	3/15/2017	(3,492)
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.370%	HKD	10,500,000	3/15/2017	1,835
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.390%	HKD	35,400,000	3/15/2017	10,673
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.410%	HKD	12,000,000	3/15/2017	5,138
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.415%	HKD	3,700,000	3/15/2017	1,702
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.470%	HKD	5,000,000	3/15/2017	4,041
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.490%	HKD	2,800,000	3/15/2017	2,618
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.500%	HKD	7,500,000	3/15/2017	7,488
The Royal Bank of Scotland	3 month Hong Kong Interbank Offered Rate	1.505%	HKD	7,900,000	3/15/2017	8,137
The Royal Bank of Scotland	6.050%	(3)	HUF	630,000,000	9/21/2016	178,424
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	6.150%	HUF	70,000,000	9/21/2016	(18,534)
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	6.580%	HUF	100,000,000	9/21/2016	(18,544)
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	6.730%	HUF	70,000,000	9/21/2016	(11,043)
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	6.930%	HUF	50,000,000	9/21/2016	(6,043)
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	7.110%	HUF	320,000,000	9/21/2016	(28,051)
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	6.110%	HUF	640,000,000	3/16/2017	(192,408)
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	6.160%	HUF	130,000,000	3/16/2017	(37,912)
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	6.220%	HUF	80,000,000	3/16/2017	(20,929)
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	6.880%	HUF	120,000,000	3/16/2017	(19,425)
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	6.880%	HUF	90,000,000	3/16/2017	(14,569)
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	7.030%	HUF	210,000,000	3/16/2017	(28,318)
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	7.130%	HUF	70,000,000	3/16/2017	(8,178)
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	7.270%	HUF	200,000,000	3/16/2017	(18,319)
The Royal Bank of Scotland	6 month Budapest Interbank Offered Rate	7.565%	HUF	400,000,000	3/16/2017	(15,374)
The Royal Bank of Scotland	3.950%	(4)	KRW	220,000,000	3/16/2016	(4,614)
The Royal Bank of Scotland	4.270%	(4)	KRW	5,100,000,000	3/16/2016	(162,793)
The Royal Bank of Scotland	4.270%	(4)	KRW	5,100,000,000	3/16/2016	(162,793)
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.680%	KRW	200,000,000	3/16/2016	2,346
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.690%	KRW	380,000,000	3/16/2016	4,588
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.690%	KRW	330,000,000	3/16/2016	3,985
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.700%	KRW	200,000,000	3/16/2016	2,483
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.750%	KRW	1,455,153,531	3/16/2016	20,562
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.930%	KRW	860,000,000	3/16/2016	17,446
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	4.115%	KRW	490,000,000	3/16/2016	13,042
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	4.240%	KRW	5,100,000,000	3/16/2016	157,558

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	81

Consolidated Schedule of Investments	December 31, 2011

AQR RISK PARITY FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
(continued)
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	4.255%	KRW	630,000,000	3/16/2016	$19,786
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	4.285%	KRW	700,000,000	3/16/2016	22,703
The Royal Bank of Scotland	3.405%	(4)	KRW	22,400,000,000	9/21/2016	(39,464)
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.490%	KRW	5,200,000,000	9/21/2016	25,969
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	4.035%	KRW	3,500,000,000	9/21/2016	90,101
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	4.265%	KRW	1,800,000,000	9/21/2016	62,099
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	4.395%	KRW	5,100,000,000	9/21/2016	201,189
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	4.400%	KRW	1,400,000,000	9/21/2016	55,495
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	4.405%	KRW	5,000,000,000	9/21/2016	199,148
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.340%	KRW	7,000,000,000	3/15/2017	(8,617)
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.370%	KRW	3,700,000,000	3/15/2017	(178)
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.370%	KRW	5,000,000,000	3/15/2017	(241)
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.388%	KRW	22,500,000,000	3/15/2017	14,902
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.440%	KRW	3,000,000,000	3/15/2017	8,136
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.440%	KRW	3,500,000,000	3/15/2017	9,492
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.450%	KRW	5,400,000,000	3/15/2017	16,775
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.515%	KRW	4,600,000,000	3/15/2017	26,079
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.550%	KRW	4,000,000,000	3/15/2017	28,198
The Royal Bank of Scotland	3 month Korean Certificate of Deposit	3.380%	KRW	7,000,000,000	3/15/2017	2,423
The Royal Bank of Scotland	5.600%	(5)	PLN	14,400,000	3/16/2016	(268,038)
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	4.940%	PLN	2,060,979	3/16/2016	19,485
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	4.980%	PLN	990,000	3/16/2016	10,105
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	5.270%	PLN	590,000	3/16/2016	8,342
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	5.560%	PLN	1,780,000	3/16/2016	32,167
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	5.600%	PLN	500,000	3/16/2016	9,307
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	5.640%	PLN	1,280,000	3/16/2016	24,520
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	5.690%	PLN	7,200,000	3/16/2016	142,805
The Royal Bank of Scotland	4.560%	(5)	PLN	16,500,000	9/21/2016	49,354
The Royal Bank of Scotland	4.600%	(5)	PLN	16,500,000	9/21/2016	40,557
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	4.700%	PLN	11,600,000	9/21/2016	(43,497)
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	5.550%	PLN	3,500,000	9/21/2016	35,715
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	5.690%	PLN	2,400,000	9/21/2016	28,969
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	5.740%	PLN	14,500,000	9/21/2016	184,685
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	4.554%	PLN	16,600,000	3/15/2017	(53,124)
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	4.600%	PLN	7,300,000	3/15/2017	(18,972)
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	4.615%	PLN	16,600,000	3/15/2017	(39,887)
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	4.670%	PLN	4,600,000	3/15/2017	(7,746)
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	4.740%	PLN	3,600,000	3/15/2017	(2,768)
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	4.780%	PLN	7,000,000	3/15/2017	20,514
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	4.840%	PLN	8,800,000	3/15/2017	4,738
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	4.850%	PLN	5,000,000	3/15/2017	3,345
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	4.880%	PLN	1,900,000	3/15/2017	2,016
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	4.900%	PLN	15,000,000	3/15/2017	19,840
The Royal Bank of Scotland	6 month Warsaw Interbank Offered Rate	5.023%	PLN	7,000,000	3/15/2017	(1,722)
The Royal Bank of Scotland	2.185%	(6)	SGD	2,300,000	3/16/2016	(87,327)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.750%	SGD	220,000	3/16/2016	5,042
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.815%	SGD	365,898	3/16/2016	9,423
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	2.055%	SGD	1,200,000	3/16/2016	40,165
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	2.145%	SGD	260,000	3/16/2016	9,512
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	2.190%	SGD	220,000	3/16/2016	8,391
The Royal Bank of Scotland	0.940%	(6)	SGD	400,000	9/21/2016	4,805
The Royal Bank of Scotland	1.040%	(6)	SGD	4,800,000	9/21/2016	39,162
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.945%	SGD	2,200,000	9/21/2016	58,766
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	2.250%	SGD	200,000	9/21/2016	7,693
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	2.540%	SGD	2,300,000	9/21/2016	114,167
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	2.550%	SGD	300,000	9/21/2016	15,007

The accompanying notes are an integral part of these financial statements.	(Continued)

82	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR RISK PARITY FUND

COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	CURRENCY	NOTIONAL AMOUNT	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
(continued)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.290%	SGD	600,000	3/15/2017	$(3,792)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.295%	SGD	1,500,000	3/15/2017	(9,191)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.298%	SGD	1,400,000	3/15/2017	(8,445)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.300%	SGD	4,900,000	3/15/2017	(29,090)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.320%	SGD	900,000	3/15/2017	(4,654)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.340%	SGD	900,000	3/15/2017	(3,964)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.400%	SGD	2,000,000	3/15/2017	(4,190)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.410%	SGD	900,000	3/15/2017	(1,551)
The Royal Bank of Scotland	6 month Singapore Interbank Offered Rate	1.460%	SGD	3,000,000	3/15/2017	575
The Royal Bank of Scotland	6.955%	(7)	ZAR	1,560,000	3/16/2016	(2,860)
The Royal Bank of Scotland	7.930%	(7)	ZAR	25,700,000	3/16/2016	(165,083)
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.040%	ZAR	1,320,000	3/16/2016	2,948
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.080%	ZAR	1,320,000	3/16/2016	3,196
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.155%	ZAR	3,282,843	3/16/2016	9,109
The Royal Bank of Scotland	3 month Johannesburg Interbank Offered Rate	7.350%	ZAR	1,370,000	3/16/2016	5,060
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.390%	ZAR	2,390,000	3/16/2016	9,276
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.610%	ZAR	2,810,000	3/16/2016	13,816
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.785%	ZAR	1,800,000	3/16/2016	10,333
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.990%	ZAR	13,100,000	3/16/2016	87,848
The Royal Bank of Scotland	6.470%	(7)	ZAR	29,400,000	9/21/2016	36,698
The Royal Bank of Scotland	6.500%	(7)	ZAR	29,400,000	9/21/2016	32,867
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	6.790%	ZAR	10,800,000	9/21/2016	4,533
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.750%	ZAR	5,300,000	9/21/2016	28,746
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.840%	ZAR	8,000,000	9/21/2016	47,143
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	8.275%	ZAR	5,100,000	9/21/2016	41,617
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	8.310%	ZAR	1,700,000	9/21/2016	14,183
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	8.332%	ZAR	25,900,000	9/21/2016	219,046
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	6.620%	ZAR	11,700,000	3/15/2017	(18,324)
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	6.720%	ZAR	29,700,000	3/15/2017	(30,606)
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	6.750%	ZAR	29,700,000	3/15/2017	(25,834)
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	6.830%	ZAR	16,300,000	3/15/2017	(7,193)
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	6.960%	ZAR	6,700,000	3/15/2017	1,710
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	6.990%	ZAR	14,500,000	3/15/2017	6,029
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	6.990%	ZAR	18,000,000	3/15/2017	7,484
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.000%	ZAR	9,600,000	3/15/2017	4,506
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.190%	ZAR	19,000,000	3/15/2017	28,254
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.190%	ZAR	21,000,000	3/15/2017	31,228
The Royal Bank of Scotland	3 month Johannesburg Interbank Agreed Rate	7.300%	ZAR	17,500,000	3/15/2017	36,298

						$1,796,813

(1)	6 month Prague Interbank Offered Rate
(2)	3 month Hong Kong Interbank Offered Rate
(3)	6 month Budapest Interbank Offered Rate
(4)	3 month Korean Certificate of Deposit
(5)	6 month Warsaw Interbank Offered Rate
(6)	6 month Singapore Interbank Offered Rate
(7)	3 month Johannesburg Interbank Agreed Rate

Money Market Fund pledged as collateral to broker is included in the forward foreign currency exchange contracts.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	83

Consolidated Schedule of Investments	December 31, 2011

AQR RISK PARITY FUND

Total return swap contracts outstanding as of December 31, 2011:

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley and Co., International PLC	Bovespa Index	2/15/2012	BRL	3,791,800	$(42,051)
Bank of America	Euro - Bund Futures	3/8/2012	EUR	57,206,710	1,735,509
Bank of America	Long Gilt Futures	3/28/2012	GBP	12,514,101	363,522
Bank of America	Mini Japanese 10-Year Treasury Bond	3/9/2012	JPY	14,335,144,600	622,529
Morgan Stanley and Co., International PLC	Russian Depository Index	6/15/2050	USD	524,617	(6,117)
Morgan Stanley and Co., International PLC	Russian Trading System Index Futures	3/15/2012	USD	709,885	3,689
Barclays Capital	Soybean Futures	3/14/2012	USD	63,963	(3,575)
Morgan Stanley and Co., International PLC	Swiss Market Index Futures	3/16/2012	CHF	2,222,972	78,991
Bank of America	U.S. Treasury 10-Year Note Futures	3/21/2012	USD	127,647,464	986,161

					$3,738,658

Money Market Fund is pledged as collateral to brokers for total return swap contracts in the amount of $291,375.

Open futures contracts outstanding at December 31, 2011:

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
17	Amsterdam Index Futures	January 20, 2012	$1,331,640	$1,378,441	$46,801
18	Australia 10-Year Bond Futures	March 15, 2012	2,168,702	2,188,904	20,202
68	CAC40 10 Euro Futures	January 20, 2012	2,674,894	2,785,925	111,031
1	Cattle Feeder Futures	January 26, 2012	71,938	73,175	1,237
1	Cocoa Futures	May 15, 2012	25,168	21,310	(3,858)
3	Coffee ‘C’ Futures	May 18, 2012	266,138	258,356	(7,782)
100	Corn Futures	May 14, 2012	3,225,395	3,273,750	48,355
33	Cotton No. 2 Futures	March 8, 2012	1,654,677	1,514,700	(139,977)
132	Crude Oil Financial Futures	February 17, 2012	12,635,740	13,068,000	432,260
12	DAX Index Futures	March 16, 2012	2,259,892	2,290,822	30,930
27	E-Mini Russell 2000 Futures	March 16, 2012	1,970,947	1,994,760	23,813
71	FTSE 100 Index Futures	March 16, 2012	5,967,208	6,104,160	136,952
46	FTSE/JSE Top 40 Index Futures	March 15, 2012	1,645,055	1,629,150	(15,905)
10	FTSE/MIB Index Futures	March 16, 2012	962,410	978,000	15,590
33	Globex Brent FCL Futures	February 13, 2012	3,631,460	3,526,710	(104,750)
9	Globex Heat Oil Futures	February 28, 2012	1,070,328	1,098,430	28,102
9	Globex RBOB Gas Futures	February 28, 2012	968,528	1,003,665	35,137
47	Gold 100 OZ Futures	February 27, 2012	8,076,733	7,363,960	(712,773)
32	H-SHARES Index Futures	January 30, 2012	2,081,736	2,054,129	(27,607)
18	IBEX 35 Index Futures	January 20, 2012	1,930,108	1,974,611	44,503
16	ICE Euro Gasoil Futures	February 9, 2012	1,526,225	1,468,800	(57,425)
23	KOSPI Index 200 Futures	March 8, 2012	2,464,208	2,381,858	(82,350)
8	Lean Hogs Futures	April 16, 2012	293,407	280,640	(12,767)
12	Live Cattle Futures	April 30, 2012	615,008	602,160	(12,848)
3	LME Aluminum Futures	January 4, 2012	165,641	149,587	(16,054)
1	LME Aluminum Futures	January 5, 2012	55,065	49,862	(5,203)
2	LME Aluminum Futures	January 19, 2012	110,103	99,868	(10,235)
3	LME Aluminum Futures	January 25, 2012	167,884	149,963	(17,921)

The accompanying notes are an integral part of these financial statements.	(Continued)

84	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR RISK PARITY FUND

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
7	LME Aluminum Futures	January 27, 2012	$393,745	$350,037	$(43,708)
14	LME Aluminum Futures	February 2, 2012	743,768	700,826	(42,942)
2	LME Aluminum Futures	February 3, 2012	107,203	100,136	(7,067)
9	LME Aluminum Futures	February 17, 2012	479,849	451,724	(28,125)
4	LME Aluminum Futures	February 29, 2012	202,244	201,160	(1,084)
1	LME Aluminum Futures	March 1, 2012	52,357	50,298	(2,059)
5	LME Aluminum Futures	March 8, 2012	260,631	251,778	(8,853)
3	LME Aluminum Futures	March 15, 2012	148,803	151,240	2,437
71	LME Aluminum Futures	March 19, 2012	4,111,573	3,582,838	(528,735)
1	LME Aluminum Futures	March 22, 2012	50,039	50,467	428
3	LME Aluminum Futures	March 29, 2012	149,404	151,488	2,084
29	LME Aluminum Futures	June 18, 2012	1,535,886	1,482,806	(53,080)
2	LME Copper Futures	January 4, 2012	340,503	379,501	38,998
1	LME Copper Futures	January 5, 2012	174,217	189,759	15,542
1	LME Copper Futures	January 19, 2012	183,376	189,879	6,503
1	LME Copper Futures	January 20, 2012	174,121	189,883	15,762
1	LME Copper Futures	January 25, 2012	192,450	189,903	(2,547)
2	LME Copper Futures	January 27, 2012	398,713	379,823	(18,890)
1	LME Copper Futures	February 2, 2012	197,876	189,935	(7,941)
1	LME Copper Futures	February 10, 2012	186,501	189,967	3,466
2	LME Copper Futures	February 17, 2012	379,965	379,983	18
2	LME Copper Futures	February 29, 2012	373,753	380,031	6,278
1	LME Copper Futures	March 1, 2012	195,301	190,017	(5,284)
2	LME Copper Futures	March 15, 2012	362,853	380,051	17,198
24	LME Copper Futures	March 19, 2012	5,176,953	4,560,600	(616,353)
2	LME Copper Futures	March 22, 2012	375,380	380,043	4,663
5	LME Copper Futures	March 28, 2012	942,966	950,036	7,070
1	LME Copper Futures	March 29, 2012	184,376	190,003	5,627
13	LME Copper Futures	June 18, 2012	2,508,404	2,473,250	(35,154)
1	LME Lead Futures	March 19, 2012	60,675	50,831	(9,844)
1	LME Lead Futures	June 18, 2012	52,840	51,262	(1,578)
1	LME Nickel Futures	March 19, 2012	127,452	112,290	(15,162)
1	LME Nickel Futures	June 18, 2012	107,791	112,410	4,619
1	LME Zinc Futures	March 19, 2012	56,000	46,094	(9,906)
1	LME Zinc Futures	June 18, 2012	50,976	46,568	(4,408)
65	MSCI Taiwan Stock Index Futures	January 30, 2012	1,652,241	1,647,750	(4,491)
396	Natural Gas Swap Futures	February 27, 2012	3,135,838	2,985,840	(149,998)
423	S&P 500 E-Mini Futures	March 16, 2012	26,184,410	26,492,490	308,080
26	S&P MID 400 E-Mini Futures	March 16, 2012	2,263,117	2,280,980	17,863
9	S&P/Toronto Stock Exchange 60 Index Futures	March 15, 2012	1,188,208	1,199,529	11,321
1	Silver Futures	March 28, 2012	171,602	139,575	(32,027)
7	Soybean Futures	May 14, 2012	402,244	426,125	23,881
3	SPI 200 Index Futures	March 15, 2012	319,887	308,297	(11,590)
27	Sugar #11 (World Markets) Futures	February 29, 2012	803,491	704,592	(98,899)
22	TOPIX Index Futures	March 8, 2012	2,118,418	2,080,811	(37,607)
54	Wheat Futures	May 14, 2012	1,772,022	1,812,375	40,353

			121,066,660	119,568,977	(1,497,683)

Short Contracts:
16	Cotton No. 2 Futures	May 8, 2012	(730,312)	(733,440)	(3,128)
3	LME Aluminum Futures	January 4, 2012	(165,371)	(149,587)	15,784
1	LME Aluminum Futures	January 5, 2012	(54,299)	(49,863)	4,436
2	LME Aluminum Futures	January 19, 2012	(110,065)	(99,867)	10,198
3	LME Aluminum Futures	January 25, 2012	(167,096)	(149,962)	17,134

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	85

Consolidated Schedule of Investments	December 31, 2011

AQR RISK PARITY FUND

NUMBER OF CONTRACTS	TYPE	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
7	LME Aluminum Futures	January 27, 2012	$(392,741)	$(350,037)	$42,704
14	LME Aluminum Futures	February 2, 2012	(745,737)	(700,826)	44,911
2	LME Aluminum Futures	February 3, 2012	(106,016)	(100,136)	5,880
9	LME Aluminum Futures	February 17, 2012	(474,614)	(451,724)	22,890
4	LME Aluminum Futures	February 29, 2012	(201,995)	(201,160)	835
1	LME Aluminum Futures	March 1, 2012	(52,624)	(50,299)	2,325
5	LME Aluminum Futures	March 8, 2012	(260,860)	(251,779)	9,081
3	LME Aluminum Futures	March 15, 2012	(148,721)	(151,240)	(2,519)
71	LME Aluminum Futures	March 19, 2012	(3,861,847)	(3,582,838)	279,009
1	LME Aluminum Futures	March 22, 2012	(49,874)	(50,467)	(593)
3	LME Aluminum Futures	March 29, 2012	(149,261)	(151,487)	(2,226)
8	LME Aluminum Futures	June 18, 2012	(415,377)	(409,050)	6,327
2	LME Copper Futures	January 4, 2012	(344,348)	(379,499)	(35,151)
1	LME Copper Futures	January 5, 2012	(169,749)	(189,759)	(20,010)
1	LME Copper Futures	January 19, 2012	(183,578)	(189,879)	(6,301)
1	LME Copper Futures	January 20, 2012	(174,374)	(189,883)	(15,509)
1	LME Copper Futures	January 25, 2012	(191,124)	(189,903)	1,221
2	LME Copper Futures	January 27, 2012	(401,872)	(379,822)	22,050
1	LME Copper Futures	February 2, 2012	(198,970)	(189,935)	9,035
1	LME Copper Futures	February 10, 2012	(184,899)	(189,968)	(5,069)
2	LME Copper Futures	February 17, 2012	(377,551)	(379,983)	(2,432)
2	LME Copper Futures	February 29, 2012	(370,963)	(380,031)	(9,068)
1	LME Copper Futures	March 1, 2012	(195,374)	(190,017)	5,357
2	LME Copper Futures	March 15, 2012	(362,390)	(380,050)	(17,660)
24	LME Copper Futures	March 19, 2012	(4,735,551)	(4,560,600)	174,951
2	LME Copper Futures	March 22, 2012	(376,247)	(380,043)	(3,796)
5	LME Copper Futures	March 28, 2012	(947,494)	(950,037)	(2,543)
1	LME Copper Futures	March 29, 2012	(184,963)	(190,004)	(5,041)
3	LME Copper Futures	June 18, 2012	(548,221)	(570,750)	(22,529)
1	LME Lead Futures	March 19, 2012	(52,385)	(50,832)	1,553
1	LME Nickel Futures	March 19, 2012	(107,699)	(112,290)	(4,591)
1	LME Zinc Futures	March 19, 2012	(50,542)	(46,093)	4,449
11	Sugar #11 (World Markets) Futures	April 30, 2012	(280,845)	(282,744)	(1,899)

			(18,525,949)	(18,005,884)	520,065

			$102,540,711	$101,563,093	$(977,618)

Cash held as collateral with broker for futures contracts was $10,907,942 at December 31, 2011.

Forward foreign currency exchange contracts outstanding as of December 31, 2011:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/21/12	The Royal Bank of Scotland	BRL	15,487,000	$8,289,453	$8,163,554	$(125,899)
Israeli Shekel, Expiring 03/21/12	The Royal Bank of Scotland	ILS	17,770,000	4,704,536	4,656,837	(47,699)
Korean Won, Expiring 03/21/12	The Royal Bank of Scotland	KRW	9,713,198,000	8,365,547	8,388,599	23,052
Mexican Peso, Expiring 03/21/12	The Royal Bank of Scotland	MXN	158,645,000	11,473,267	11,298,531	(174,736)
Singapore Dollar, Expiring 03/21/12	The Royal Bank of Scotland	SGD	7,288,000	5,590,160	5,618,893	28,733

The accompanying notes are an integral part of these financial statements.	(Continued)

86	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR RISK PARITY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
(Continued)
Turkish Lira, Expiring 03/21/12	The Royal Bank of Scotland	TRY	9,954,000	$5,194,730	$5,163,499	$(31,231)
Taiwanese Dollar, Expiring 03/21/12	The Royal Bank of Scotland	TWD	136,598,000	4,514,046	4,518,236	4,190
South African Rand, Expiring 03/22/12	The Royal Bank of Scotland	ZAR	14,788,000	1,775,436	1,809,847	34,411

				49,907,175	49,617,996	(289,179)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Brazilian Real, Expiring 03/21/12	The Royal Bank of Scotland	BRL	(24,000)	$(12,735)	$(12,651)	$84
Euro, Expiring 03/21/12	The Royal Bank of Scotland	EUR	(64,617,000)	(85,020,456)	(83,688,748)	1,331,708
British Pound, Expiring 03/21/12	The Royal Bank of Scotland	GBP	(18,550,000)	(28,909,870)	(28,786,436)	123,434
Hong Kong Dollar, Expiring 03/21/12	The Royal Bank of Scotland	HKD	(33,000)	(4,241)	(4,250)	(9)
Hungarian Forint, Expiring 03/21/12	The Royal Bank of Scotland	HUF	(4,008,000)	(17,252)	(16,328)	924
Israeli Shekel, Expiring 03/21/12	The Royal Bank of Scotland	ILS	(2,911,000)	(769,195)	(762,862)	6,333
Japanese Yen, Expiring 03/21/12	The Royal Bank of Scotland	JPY	(4,126,000)	(53,055)	(53,682)	(627)
Russian Ruble, Expiring 03/21/12	The Royal Bank of Scotland	RUB	(41,220,000)	(1,286,216)	(1,265,722)	20,494
Singapore Dollar, Expiring 03/21/12	The Royal Bank of Scotland	SGD	(1,034,000)	(797,173)	(797,192)	(19)
Taiwanese Dollar, Expiring 03/21/12	The Royal Bank of Scotland	TWD	(41,310,000)	(1,367,425)	(1,366,405)	1,020
South African Rand, Expiring 03/22/12	The Royal Bank of Scotland	ZAR	(727,000)	(88,566)	(88,975)	(409)

				(118,326,184)	(116,843,251)	1,482,933

				$(68,419,009)	$(67,225,255)	$1,193,754

Money Market Fund is pledged as collateral to the broker for forward foreign currency exchange, credit default swap and interest rate swap contracts in the amount of $15,102,650.

BRL - Brazilian Real

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

HUF - Hungarian Forint

ILS - Israeli Shekel

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

RUB - Russian Ruble

SGD - Singapore Dollar

TRY - Turkish Lira

TWD - Taiwan Dollar

ZAR - South African Rand

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2011	87

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

LONG INVESTMENTS - 37.6%	SHARES	VALUE (Note 3)

COMMON STOCKS - 1.3%

Energy - 0.0% (a)
Superior Energy Services, Inc. †	1,500	$42,660

Health Care - 0.6%
Pharmasset, Inc. †	13,257	1,699,548

Information Technology - 0.7%
SuccessFactors, Inc. †	55,291	2,204,452

TOTAL COMMON STOCKS (Cost $4,009,209)		3,946,660

CONVERTIBLE PREFERRED STOCKS - 0.5%	MOODY’S RATING* (UNAUDITED)				SHARES	VALUE (Note 3)
Financials - 0.5%
Citigroup, Inc., $100.00 par, 7.500%	NR				10,000	$812,500
MetLife, Inc., $82.88 par, 5.000%	BBB-	**			9,560	589,087

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,509,735)						1,401,587

CORPORATE BONDS - 14.2%			INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)
Consumer Staples - 1.4%
Archer-Daniels-Midland Co. (2)	A	**	0.875%	02/15/14	$600	603,000
Smithfield Foods, Inc. (2)(b)	BB-	**	4.000%	06/30/13	3,075	3,770,719

						4,373,719

Energy - 0.1%
Global Industries Ltd. (2)	NR		2.750%	08/01/27	375	374,062

Financials - 2.4%
Health Care REIT, Inc. (2)(b)	Baa2		3.000%	12/01/29	2,525	2,887,969
PHH Corp. (2)(b)	Ba2		4.000%	04/15/12	1,175	1,111,843
SL Green Operating Partnership LP 144A (2)(b)	NR		3.000%	10/15/17	3,000	3,093,750

						7,093,562

Health Care - 2.3%
Amgen, Inc., Series B (2)(b)	Baa1		0.375%	02/01/13	2,500	2,509,375
Gilead Sciences, Inc. (2)	Baa1		1.625%	05/01/16	3,000	3,416,250
Omnicare, Inc. (2)(b)	Ba3		3.750%	12/15/25	725	1,007,750

						6,933,375

Industrials - 1.7%
Chart Industries, Inc. (2)	B+	**	2.000%	08/01/18	2,225	2,350,156
General Cable Corp. (2)(b)(c)	B2		4.500%	11/15/29	1,650	1,561,313
L-3 Communications Holdings, Inc. (2)	Ba1		3.000%	08/01/35	1,400	1,340,500

						5,251,969

Information Technology - 5.0%
Equinix, Inc. (2)	NR		4.750%	06/15/16	1,675	2,357,563
Microchip Technology, Inc. (2)	NR		2.125%	12/15/37	2,050	2,767,500
NetApp, Inc. (2)	NR		1.750%	06/01/13	2,500	3,156,250
Salesforce.com, Inc. (2)(b)	NR		0.750%	01/15/15	1,725	2,356,781
Xilinx, Inc. (2)(b)	BB+**		3.125%	03/15/37	4,000	4,540,000

						15,178,094

The accompanying notes are an integral part of these financial statements.	(Continued)

88	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

	MOODY’S RATING* (UNAUDITED)		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
Materials - 1.3%
United States Steel Corp. (2)	NR		4.000%	05/15/14	$3,450	$3,816,563

TOTAL CORPORATE BONDS (Cost $43,147,080)						43,021,344

CONVERTIBLE BONDS - 21.6%
Consumer Discretionary - 2.8%
DR Horton, Inc., Series DHI (2)(b)	Ba3		2.000%	05/15/14	2,800	3,269,000
Ford Motor Co. (2)(b)	Ba2		4.250%	11/15/16	1,250	1,792,187
Gaylord Entertainment Co. 144A (2)(b)(d)	NR		3.750%	10/01/14	1,175	1,307,188
Lennar Corp. 144A (2)(d)	B3		3.250%	11/15/21	100	109,375
Lennar Corp. 144A (2)(b)(d)	B3		2.750%	12/15/20	500	557,500
Lennar Corp. 144A (2)(b)(d)	B3		2.000%	12/01/20	1,000	1,005,000
priceline.com, Inc. 144A (2)(b)(d)	BBB-	**	1.250%	03/15/15	275	452,719

						8,492,969

Consumer Staples - 1.3%
Tyson Foods, Inc. (2)(b)	BB+	**	3.250%	10/15/13	2,975	3,945,593

Financials - 4.1%
Ares Capital Corp. 144A (2)(d)	BBB	**	5.750%	02/01/16	800	770,000
Boston Properties LP 144A (2)(b)(d)	A-	**	3.625%	02/15/14	1,500	1,618,125
Boston Properties LP (2)(b)	A-	**	3.750%	05/15/36	750	856,875
DDR Corp. (2)	NR		1.750%	11/15/40	820	803,600
Digital Realty Trust LP 144A (2)(b)(d)	NR		5.500%	04/15/29	1,650	2,737,969
Host Hotels & Resorts LP 144A (2)(b)(d)	BB+	**	2.500%	10/15/29	2,150	2,663,312
PHH Corp. (2)	Ba2		4.000%	09/01/14	600	483,000
ProLogis LP (2)(b)	BBB-	**	3.250%	03/15/15	2,250	2,320,313

						12,253,194

Health Care - 0.3%
Mylan, Inc. (2)	BB	**	1.250%	03/15/12	1,000	1,002,500

Industrials - 4.0%
Avis Budget Group, Inc. (2)(b)	NR		3.500%	10/01/14	3,300	3,366,000
Hertz Global Holdings, Inc. (2)(b)	B-	**	5.250%	06/01/14	4,000	6,225,000
Navistar International Corp. (2)(b)	B	**	3.000%	10/15/14	1,000	1,077,500
Textron, Inc., Series TXT (2)(b)	Baa3		4.500%	05/01/13	875	1,343,125

						12,011,625

Information Technology - 3.9%
Amkor Technology, Inc. (2)(b)	NR		6.000%	04/15/14	1,175	1,853,563
Cadence Design Systems, Inc. (2)(b)	NR		2.625%	06/01/15	2,900	4,382,625
Ciena Corp. 144A (2)(b)(d)	NR		4.000%	03/15/15	500	491,250
SanDisk Corp. (2)	BB	**	1.500%	08/15/17	1,475	1,736,812
Take-Two Interactive Software, Inc. 144A (2)(b)(d)	NR		1.750%	12/01/16	200	194,250
VeriFone Systems, Inc. (2)	BB-	**	1.375%	06/15/12	175	179,375
VeriSign, Inc. (2)(b)	NR		3.250%	08/15/37	2,344	2,801,080

						11,638,955

Materials - 3.5%
Alcoa, Inc.(2)(b)	Baa3		5.250%	03/15/14	3,550	5,369,375
Allegheny Technologies, Inc.(2)(b)	BBB-	**	4.250%	06/01/14	3,425	4,790,719
Cemex SAB de CV 144A (Mexico)(2)(b)(d)	NR		3.250%	03/15/16	500	325,625
Sterlite Industries India Ltd. (India)(2)(b)	NR		4.000%	10/30/14	225	177,750

						10,663,469

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	89

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

	MOODY’S RATING* (UNAUDITED)		INTEREST RATE	MATURITY DATE	PRINCIPAL AMOUNT (000’S)	VALUE (Note 3)
Materials - 3.5% (continued)
Telecommunication Services - 1.7%
Level 3 Communications, Inc. (2)(b)	CCC	**	15.000%	01/15/13	$1,550	$1,776,687
XM Satellite Radio, Inc. 144A (2)(d)	BB	**	7.000%	12/01/14	2,550	3,295,875

						5,072,562

TOTAL CONVERTIBLE BONDS (Cost $65,550,711)						65,080,867

TOTAL INVESTMENTS, BEFORE SECURITIES SOLD SHORT (Cost $114,216,735)						113,450,458

	SHARES	VALUE (Note 3)
SECURITIES SOLD SHORT - (21.1)%

COMMON STOCKS - (21.1)%

Consumer Discretionary - (2.1)%
DR Horton, Inc.	(130,774)	$(1,649,060)
Ford Motor Co. †	(104,264)	(1,121,881)
Gaylord Entertainment Co. †	(29,698)	(716,910)
Lennar Corp., Class A	(33,713)	(662,460)
priceline.com, Inc. †	(803)	(375,571)
Sirius XM Radio, Inc. †	(992,737)	(1,806,781)

		(6,332,663)

Consumer Staples - (1.7)%
Archer-Daniels-Midland Co.	(3,165)	(90,519)
Smithfield Foods, Inc. †	(94,216)	(2,287,565)
Tyson Foods, Inc., Class A	(133,825)	(2,762,148)

		(5,140,232)

Energy - 0.0% (a)
Superior Energy Services, Inc. †	(1,500)	(42,660)

Financials - (3.5)%
Ares Capital Corp.	(13,775)	(212,824)
Boston Properties, Inc. REIT	(9,415)	(937,734)
Citigroup, Inc.	(23,800)	(626,178)
DDR Corp. REIT	(28,625)	(348,366)
Digital Realty Trust, Inc. REIT	(35,505)	(2,367,118)
Health Care REIT, Inc. REIT	(28,125)	(1,533,656)
Host Hotels & Resorts, Inc. REIT	(112,214)	(1,657,401)
MetLife, Inc.	(15,618)	(486,969)
PHH Corp. †	(7,244)	(77,511)
ProLogis, Inc. REIT	(26,764)	(765,183)
SL Green Realty Corp. REIT	(23,370)	(1,557,377)

		(10,570,317)

Health Care - (1.0)%
Amgen, Inc.	(6,300)	(404,523)
Gilead Sciences, Inc. †	(39,300)	(1,608,549)

	SHARES	VALUE (Note 3)
Health Care - (1.0)% (continued)
Mylan, Inc. †	(12,846)	$(275,675)
Omnicare, Inc.	(23,605)	(813,192)

		(3,101,939)

Industrials - (3.3)%
Avis Budget Group, Inc. †	(117,803)	(1,262,848)
Chart Industries, Inc. †	(26,207)	(1,417,012)
General Cable Corp. †	(41,781)	(1,044,943)
Hertz Global Holdings, Inc. †	(410,246)	(4,808,083)
L-3 Communications Holdings, Inc.	(424)	(28,272)
Navistar International Corp. †	(12,036)	(455,924)
Textron, Inc.	(55,273)	(1,021,998)

		(10,039,080)

Information Technology - (6.5)%
Amkor Technology, Inc. †	(334,053)	(1,456,471)
Cadence Design Systems, Inc. †	(322,857)	(3,357,713)
Ciena Corp. †	(13,713)	(165,927)
Equinix, Inc. †	(16,779)	(1,701,391)
Microchip Technology, Inc.	(69,022)	(2,528,276)
NetApp, Inc. †	(56,465)	(2,047,986)
Salesforce.com, Inc. †	(15,300)	(1,552,338)
SanDisk Corp. †	(22,182)	(1,091,576)
Take-Two Interactive Software, Inc. †	(6,921)	(93,780)
VeriFone Systems, Inc. †	(1,197)	(42,517)
VeriSign, Inc.	(59,400)	(2,121,768)
Xilinx, Inc.	(106,705)	(3,420,962)

		(19,580,705)

Materials - (2.9)%
Alcoa, Inc.	(427,802)	(3,700,488)
Allegheny Technologies, Inc.	(58,944)	(2,817,523)
Cemex SAB de CV ADR (Mexico) †	(33,485)	(180,484)
Sterlite Industries India Ltd. ADR (India)	(975)	(6,757)
United States Steel Corp.	(69,724)	(1,844,897)

		(8,550,149)

The accompanying notes are an integral part of these financial statements.	(Continued)

90	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

	SHARES	VALUE (Note 3)
Telecommunication Services - (0.1)%
Level 3 Communications, Inc. †	(18,169)	$(308,691)

TOTAL COMMON STOCKS SOLD SHORT (proceeds $64,254,023)		(63,666,436)

TOTAL SECURITIES SOLD SHORT (proceeds $64,254,023)		(63,666,436)

TOTAL INVESTMENTS, NET OF SECURITIES SOLD SHORT - 16.5% (Cost $49,962,712)		49,784,022

OTHER ASSETS IN EXCESS OF LIABILITIES - 83.5% (e)		252,060,742

NET ASSETS - 100.0%		$301,844,764

†	Non income-producing security.
(a)	Represents less than 0.05 percent of net assets.
(b)	All or a portion of this security has been segregated as collateral for securities sold short and can be sold or replaced subject to the broker’s right to re-hypothecate. At December 31, 2011, the value of these securities was $15,088,763. In addition, $64,600,150 of cash collateral was pledged.
(c)	Represents a step bond. The rate shown reflects the yield at December 31, 2011.
(d)	Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.
(e)	Includes appreciation (depreciation) on forward foreign currency exchange, futures contracts and swap contracts.
*	The rating reflected is as of December 31, 2011 and is unaudited. Rating of certain bonds may have changed subsequent to the date.
**	S & P Rating provided and is unaudited.

All securities are United States companies, unless noted otherwise in parentheses.

All securities are Level 1 with respect to ASC 820, unless noted otherwise in parentheses.

(2) Level 2 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

144A - Restricted Security

ADR - American Depositary Receipt

NR - Not Rated by Moody’s

REIT - Real Estate Investment Trust

Credit default swap contracts sell protections as of December 31, 2011:

COUNTERPARTY	REFERENCE ENTITY	FIXED ANNUAL RATE RECEIVED BY FUND	CURRENCY	NOTIONAL AMOUNT	UPFRONT PREMIUM (RECEIVED) PAID	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
The Royal Bank of Scotland	Markit CDX North America High Yield Index Series 17	5.000%	USD	2,950,000	$(253,457)	12/20/2016	$55,043

					$(253,457)		$55,043

Collateral for positions held at the Royal Bank of Scotland is included in the collateral for forward foreign currency exchange contracts.

Total return swap contracts outstanding as of December 31, 2011:

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America	Canadian 10-Year Bond Futures	3/21/2012	CAD	11,495,978	$13,281
Barclays Capital	Coffee ‘C’ Futures	3/20/2012	USD	(173,325)	3,187
Bank of America	Euro - Bund Futures	3/8/2012	EUR	(6,769,130)	(56,654)
Bank of America	Euro-Bobl Futures	3/8/2012	EUR	2,347,642	38,481
Bank of America	Euro-Buxl 30-Year Bond Futures	3/8/2012	EUR	982,662	53,399
Bank of America	Euro-SCHATZ Futures	3/8/2012	EUR	15,313,632	30,973
Bank of America	Long Gilt Futures	3/28/2012	GBP	3,123,568	52,893

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	91

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley and Co., International PLC	Russian Trading System Index Futures	3/15/2012	USD	21,712	$160
Barclays Capital	Soybean Futures	3/14/2012	USD	(225,600)	(15,950)
Barclays Capital	Soybean Oil Futures	3/14/2012	USD	(535,896)	(30,240)
Morgan Stanley and Co., International PLC	Swiss Market Index Futures	3/16/2012	CHF	(2,204,409)	(98,780)
Bank of America	U.S. Long Bond Futures	3/21/2012	USD	577,998	1,252
Bank of America	U.S. Treasury 10-Year Note Futures	3/21/2012	USD	17,254,448	54,052
Bank of America	U.S. Treasury 2-Year Note Futures	3/30/2012	USD	1,985,323	(401)
Bank of America	U.S. Treasury 5-Year Note Futures	3/30/2012	USD	1,477,738	1,355
Barclays Capital	Wheat Futures	3/14/2012	USD	(976,071)	(35,692)

					$11,316

Cash pledged as collateral for total return swap contracts is included in the collateral for the total return basket swaps.

Open futures contracts outstanding at December 31, 2011:

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
11	Corn Futures	March 14, 2012	$353,608	$355,576	$1,968
11	Crude Oil Financial Futures	January 19, 2012	1,100,000	1,087,130	(12,870)
17	Globex Brent FCL Futures	January 13, 2012	1,843,980	1,825,460	(18,520)
5	Globex Heat Oil Futures	January 30, 2012	614,565	611,982	(2,583)
17	Globex RBOB Gas Futures	January 30, 2012	1,888,043	1,897,384	9,341
16	ICE Euro Gasoil Futures	January 11, 2012	1,495,550	1,478,400	(17,150)
1	LME Aluminum Futures	January 12, 2012	56,001	49,896	(6,105)
1	LME Aluminum Futures	January 13, 2012	55,439	49,901	(5,538)
5	LME Aluminum Futures	January 17, 2012	281,256	249,601	(31,655)
1	LME Aluminum Futures	January 20, 2012	53,426	49,942	(3,484)
6	LME Aluminum Futures	January 24, 2012	326,107	299,870	(26,237)
1	LME Aluminum Futures	January 26, 2012	56,135	49,996	(6,139)
6	LME Aluminum Futures	January 27, 2012	337,595	300,032	(37,563)
1	LME Aluminum Futures	February 1, 2012	54,626	50,050	(4,576)
8	LME Aluminum Futures	February 2, 2012	425,110	400,472	(24,638)
1	LME Aluminum Futures	February 3, 2012	53,576	50,068	(3,508)
4	LME Aluminum Futures	February 10, 2012	212,355	200,521	(11,834)
1	LME Aluminum Futures	February 15, 2012	53,676	50,175	(3,501)
7	LME Aluminum Futures	February 23, 2012	362,259	351,686	(10,573)
4	LME Aluminum Futures	March 1, 2012	210,005	201,193	(8,812)
7	LME Aluminum Futures	March 8, 2012	364,884	352,490	(12,394)
13	LME Aluminum Futures	March 15, 2012	644,812	655,372	10,560
13	LME Aluminum Futures	March 19, 2012	646,198	656,013	9,815
4	LME Aluminum Futures	March 22, 2012	198,540	201,867	3,327
6	LME Aluminum Futures	March 28, 2012	301,020	302,951	1,931
2	LME Aluminum Futures	March 29, 2012	99,503	100,992	1,489
1	LME Copper Futures	January 17, 2012	190,626	189,866	(760)
1	LME Copper Futures	January 24, 2012	184,476	189,899	5,423
3	LME Copper Futures	January 27, 2012	600,753	569,734	(31,019)
1	LME Copper Futures	February 2, 2012	197,789	189,935	(7,854)
2	LME Copper Futures	February 10, 2012	374,427	379,934	5,507
1	LME Copper Futures	February 29, 2012	191,376	190,015	(1,361)

The accompanying notes are an integral part of these financial statements.	(Continued)

92	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts: (continued)
3	LME Copper Futures	March 19, 2012	$568,654	$570,075	$1,421
3	LME Copper Futures	March 28, 2012	565,780	570,022	4,242
1	LME Copper Futures	March 29, 2012	184,264	190,004	5,740
1	LME Nickel Futures	January 17, 2012	114,619	112,383	(2,236)
1	LME Nickel Futures	January 24, 2012	114,001	112,322	(1,679)
2	LME Nickel Futures	February 10, 2012	217,503	224,456	6,953
1	LME Nickel Futures	March 1, 2012	103,081	112,211	9,130
1	LME Zinc Futures	January 12, 2012	48,875	45,731	(3,144)
2	LME Zinc Futures	January 13, 2012	96,350	91,475	(4,875)
3	LME Zinc Futures	January 17, 2012	145,894	137,288	(8,606)
1	LME Zinc Futures	January 25, 2012	46,876	45,802	(1,074)
4	LME Zinc Futures	March 22, 2012	186,505	184,375	(2,130)
1	LME Zinc Futures	March 28, 2012	45,914	46,116	202
5	LME Zinc Futures	March 29, 2012	226,506	230,602	4,096
18	CAC40 10 Euro Futures	January 20, 2012	713,588	737,451	23,863
3	DAX Index Futures	March 16, 2012	565,210	572,705	7,495
31	DJIA Mini E-CBOT Futures	March 16, 2012	1,861,163	1,883,250	22,087
41	Euro Stoxx 50 Index	March 16, 2012	1,217,611	1,224,723	7,112
50	FTSE 100 Index Futures	March 16, 2012	4,199,638	4,298,704	99,066
54	FTSE/JSE Top 40 Index Futures	March 15, 2012	1,924,477	1,912,481	(11,996)
6	FTSE/MIB Index Futures	March 16, 2012	578,709	586,800	8,091
25	H-SHARES Index Futures	January 30, 2012	1,626,713	1,604,788	(21,925)
31	IBEX 35 Index Futures	January 20, 2012	3,339,204	3,400,719	61,515
50	KOSPI Index 200 Futures	March 8, 2012	5,349,075	5,177,952	(171,123)
11	NASDAQ 100 E-Mini Futures	March 16, 2012	501,798	500,390	(1,408)
267	S&P 500 E-Mini Futures	March 16, 2012	16,602,017	16,722,210	120,193
9	S&P MID 400 E-Mini Futures	March 16, 2012	782,731	789,570	6,839
169	3-Month Euro Euribor Futures	June 18, 2012	54,121,219	54,168,050	46,831
125	3-Month Euro Euribor Futures	September 17, 2012	40,048,798	40,083,327	34,529
32	3-Month Euro Euribor Futures	December 17, 2012	10,253,026	10,259,261	6,235
32	3-Month Euro Euribor Futures	March 18, 2013	10,247,988	10,256,154	8,166
32	3-Month Euro Euribor Futures	June 17, 2013	10,239,848	10,249,942	10,094
32	3-Month Euro Euribor Futures	September 16, 2013	10,230,321	10,242,694	12,373
31	3-Month Euro Euribor Futures	December 16, 2013	9,893,915	9,913,082	19,167
119	90-Day EURODollar Futures	June 18, 2012	29,544,785	29,540,262	(4,523)
11	90-Day EURODollar Futures	March 18, 2013	2,730,964	2,729,375	(1,589)
13	90-Day EURODollar Futures	June 17, 2013	3,226,781	3,225,138	(1,643)
17	90-Day EURODollar Futures	September 16, 2013	4,217,937	4,216,425	(1,512)
23	90-Day EURODollar Futures	December 16, 2013	5,700,515	5,701,413	898
36	90-Day GBP LIBOR Futures	December 18, 2013	6,904,533	6,907,434	2,901
31	90-Day Sterling Futures	December 19, 2012	5,954,915	5,954,085	(830)
31	90-Day Sterling Futures	March 20, 2013	5,955,420	5,954,687	(733)
35	90-Day Sterling Futures	June 19, 2013	6,721,566	6,721,675	109
34	90-Day Sterling Futures	September 18, 2013	6,526,941	6,526,987	46
154	Australia 10-Year Bond Futures	March 15, 2012	18,546,613	18,727,286	180,673
53	Australia 3-Year Bond Futures	March 15, 2012	5,884,280	5,872,745	(11,535)
13	Euro CHF 3-Month LIFFE Futures	June 18, 2012	3,464,753	3,463,138	(1,615)
11	Euro CHF 3-Month LIFFE Futures	September 17, 2012	2,932,374	2,930,932	(1,442)

			309,101,964	309,317,100	215,136

Short Contracts:
88	Cocoa Futures	March 15, 2012	(2,211,704)	(1,855,920)	355,784
23	Coffee ‘C’ Futures	March 20, 2012	(1,920,204)	(1,956,581)	(36,377)
63	Cotton No. 2 Futures	March 8, 2012	(2,868,923)	(2,891,700)	(22,777)
4	Gold 100 OZ Futures	February 27, 2012	(642,945)	(626,720)	16,225

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	93

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
41	Lean Hogs Futures	February 14, 2012	$(1,392,284)	$(1,382,520)	$9,764
1	LME Aluminum Futures	January 12, 2012	(55,704)	(49,896)	5,808
1	LME Aluminum Futures	January 13, 2012	(55,861)	(49,901)	5,960
5	LME Aluminum Futures	January 17, 2012	(281,776)	(249,601)	32,175
1	LME Aluminum Futures	January 20, 2012	(54,003)	(49,943)	4,060
6	LME Aluminum Futures	January 24, 2012	(327,795)	(299,871)	27,924
1	LME Aluminum Futures	January 26, 2012	(55,924)	(49,997)	5,927
6	LME Aluminum Futures	January 27, 2012	(335,992)	(300,031)	35,961
1	LME Aluminum Futures	February 1, 2012	(54,503)	(50,050)	4,453
8	LME Aluminum Futures	February 2, 2012	(426,135)	(400,472)	25,663
1	LME Aluminum Futures	February 3, 2012	(53,008)	(50,068)	2,940
4	LME Aluminum Futures	February 10, 2012	(212,153)	(200,521)	11,632
1	LME Aluminum Futures	February 15, 2012	(54,092)	(50,175)	3,917
7	LME Aluminum Futures	February 23, 2012	(357,866)	(351,685)	6,181
4	LME Aluminum Futures	March 1, 2012	(209,514)	(201,193)	8,321
7	LME Aluminum Futures	March 8, 2012	(365,204)	(352,491)	12,713
13	LME Aluminum Futures	March 15, 2012	(645,434)	(655,373)	(9,939)
64	LME Aluminum Futures	March 19, 2012	(3,289,991)	(3,229,600)	60,391
4	LME Aluminum Futures	March 22, 2012	(200,036)	(201,867)	(1,831)
6	LME Aluminum Futures	March 28, 2012	(301,323)	(302,950)	(1,627)
2	LME Aluminum Futures	March 29, 2012	(99,507)	(100,991)	(1,484)
1	LME Copper Futures	January 17, 2012	(189,832)	(189,866)	(34)
1	LME Copper Futures	January 24, 2012	(185,543)	(189,900)	(4,357)
3	LME Copper Futures	January 27, 2012	(602,821)	(569,733)	33,088
1	LME Copper Futures	February 2, 2012	(198,970)	(189,935)	9,035
2	LME Copper Futures	February 10, 2012	(372,564)	(379,935)	(7,371)
1	LME Copper Futures	February 29, 2012	(183,799)	(190,016)	(6,217)
9	LME Copper Futures	March 19, 2012	(1,743,771)	(1,710,225)	33,546
3	LME Copper Futures	March 28, 2012	(568,496)	(570,021)	(1,525)
1	LME Copper Futures	March 29, 2012	(184,963)	(190,004)	(5,041)
1	LME Nickel Futures	January 17, 2012	(113,935)	(112,383)	1,552
1	LME Nickel Futures	January 24, 2012	(114,209)	(112,323)	1,886
2	LME Nickel Futures	February 10, 2012	(216,848)	(224,455)	(7,607)
1	LME Nickel Futures	March 1, 2012	(103,713)	(112,212)	(8,499)
9	LME Nickel Futures	March 19, 2012	(977,743)	(1,010,610)	(32,867)
1	LME Zinc Futures	January 12, 2012	(48,425)	(45,731)	2,694
2	LME Zinc Futures	January 13, 2012	(96,848)	(91,475)	5,373
3	LME Zinc Futures	January 17, 2012	(146,168)	(137,288)	8,880
1	LME Zinc Futures	January 25, 2012	(47,424)	(45,802)	1,622
32	LME Zinc Futures	March 19, 2012	(1,556,971)	(1,474,999)	81,972
4	LME Zinc Futures	March 22, 2012	(187,072)	(184,375)	2,697
1	LME Zinc Futures	March 28, 2012	(46,099)	(46,116)	(17)
5	LME Zinc Futures	March 29, 2012	(226,795)	(230,602)	(3,807)
260	Natural Gas Swap Futures	January 27, 2012	(2,101,250)	(1,942,850)	158,400
10	Silver Futures	March 28, 2012	(1,414,399)	(1,395,750)	18,649
40	Soybean Futures	March 14, 2012	(2,273,257)	(2,415,500)	(142,243)
79	Soybean Meal Futures	March 14, 2012	(2,283,516)	(2,473,490)	(189,974)
47	Soybean Oil Futures	March 14, 2012	(1,403,312)	(1,478,244)	(74,932)
70	Sugar #11 (World Markets) Futures	February 29, 2012	(1,870,357)	(1,826,720)	43,637
13	Wheat Futures	March 14, 2012	(400,212)	(424,288)	(24,076)
11	Amsterdam Index Futures	January 20, 2012	(839,455)	(891,933)	(52,478)
87	E-Mini Russell 2000 Futures	March 16, 2012	(6,378,472)	(6,427,560)	(49,088)
2	Hang Seng Index Futures	January 30, 2012	(235,647)	(237,633)	(1,986)
18	MSCI Singapore Index Futures	January 30, 2012	(847,255)	(833,491)	13,764
108	MSCI Taiwan Stock Index Futures	January 30, 2012	(2,748,731)	(2,737,800)	10,931

The accompanying notes are an integral part of these financial statements.	(Continued)

94	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Short Contracts: (continued)
4	S&P/Toronto Stock Exchange 60 Index Futures	March 15, 2012	$(522,144)	$(533,124)	$(10,980)
762	SGX S&P CNX Nifty Index Futures	January 25, 2012	(7,254,958)	(7,050,024)	204,934
68	SPI 200 Index Futures	March 15, 2012	(7,165,617)	(6,988,076)	177,541
59	TOPIX Index Futures	March 8, 2012	(5,579,199)	(5,580,356)	(1,157)
13	90-Day EURODollar Futures	September 17, 2012	(3,225,034)	(3,226,113)	(1,079)
3	90-Day EURODollar Futures	December 17, 2012	(743,817)	(744,337)	(520)
133	90-Day Sterling Futures	June 20, 2012	(25,532,564)	(25,537,201)	(4,637)
95	90-Day Sterling Futures	September 19, 2012	(18,243,250)	(18,246,391)	(3,141)
162	Canadian 3-Month Bank Acceptance Futures	June 18, 2012	(39,338,708)	(39,281,522)	57,186
71	Canadian 3-Month Bank Acceptance Futures	September 17, 2012	(17,246,651)	(17,228,172)	18,479
131	Mini Japanese 10-Year Treasury Bond Futures	March 8, 2012	(24,135,451)	(24,254,657)	(119,206)
20	U.S. Treasury 2-Year Note Futures	March 30, 2012	(4,411,888)	(4,410,937)	951
7	U.S. Treasury 5-Year Note Futures	March 30, 2012	(861,891)	(862,805)	(914)

			(201,641,925)	(200,947,097)	694,828

			$107,460,039	$108,370,003	$909,964

Cash held as collateral with broker for futures contracts was $10,116,955 at December 31, 2011.

Forward foreign currency exchange contracts outstanding as of December 31, 2011:

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/21/12	The Royal Bank of Scotland	AUD	17,518,000	$17,530,933	$17,763,087	$232,154
Brazilian Real, Expiring 03/21/12	The Royal Bank of Scotland	BRL	100,000	52,911	52,712	(199)
Canadian Dollar, Expiring 03/21/12	The Royal Bank of Scotland	CAD	4,147,000	4,052,761	4,063,678	10,917
Swiss Franc, Expiring 03/21/12	The Royal Bank of Scotland	CHF	10,000	10,817	10,664	(153)
Czech Republic Koruna, Expiring 03/21/12	The Royal Bank of Scotland	CZK	16,400,000	848,392	830,843	(17,549)
Euro, Expiring 03/21/12	The Royal Bank of Scotland	EUR	11,597,000	15,296,301	15,019,862	(276,439)
British Pound, Expiring 03/21/12	The Royal Bank of Scotland	GBP	7,693,000	12,033,472	11,938,224	(95,248)
Hungarian Forint, Expiring 03/21/12	The Royal Bank of Scotland	HUF	1,912,400,000	8,206,626	7,790,831	(415,795)
Indonesian Rupiah, Expiring 03/21/12	The Royal Bank of Scotland	IDR	700,000,000	75,340	76,596	1,256
Indian Rupee, Expiring 03/21/12	The Royal Bank of Scotland	INR	17,000,000	306,253	315,412	9,159
Japanese Yen, Expiring 03/21/12	The Royal Bank of Scotland	JPY	648,845,000	8,372,202	8,441,838	69,636

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	95

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Korean Won, Expiring 03/21/12	The Royal Bank of Scotland	KRW	11,871,193,000	$10,212,492	$10,252,306	$39,814
Mexican Peso, Expiring 03/21/12	The Royal Bank of Scotland	MXN	13,678,000	986,207	974,133	(12,074)
Malaysian Ringgit, Expiring 03/21/12	The Royal Bank of Scotland	MYR	1,500,000	470,815	471,275	460
Norwegian Krone, Expiring 03/21/12	The Royal Bank of Scotland	NOK	104,798,000	17,893,868	17,473,280	(420,588)
New Zealand Dollar, Expiring 03/21/12	The Royal Bank of Scotland	NZD	14,273,000	10,932,429	11,051,765	119,336
Philippine Peso, Expiring 03/21/12	The Royal Bank of Scotland	PHP	14,000,000	320,259	317,987	(2,272)
Polish Zloty, Expiring 03/21/12	The Royal Bank of Scotland	PLN	28,467,000	8,288,788	8,189,198	(99,590)
Russian Ruble, Expiring 03/21/12	The Royal Bank of Scotland	RUB	186,707,000	5,824,760	5,733,121	(91,639)
Swedish Krona, Expiring 03/21/12	The Royal Bank of Scotland	SEK	69,900,000	10,188,757	10,120,966	(67,791)
Singapore Dollar, Expiring 03/21/12	The Royal Bank of Scotland	SGD	990,000	764,910	763,269	(1,641)
Turkish Lira, Expiring 03/21/12	The Royal Bank of Scotland	TRY	9,522,000	4,953,732	4,939,405	(14,327)
Taiwanese Dollar, Expiring 03/21/12	The Royal Bank of Scotland	TWD	43,000,000	1,421,158	1,422,306	1,148
South African Rand, Expiring 03/22/12	The Royal Bank of Scotland	ZAR	1,700,000	203,095	208,057	4,962

				139,247,278	138,220,815	(1,026,463)

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 03/21/12	The Royal Bank of Scotland	AUD	(4,139,000)	$(4,125,627)	$(4,196,907)	$(71,280)
Brazilian Real, Expiring 03/21/12	The Royal Bank of Scotland	BRL	(3,459,000)	(1,850,643)	(1,823,318)	27,325
Canadian Dollar, Expiring 03/21/12	The Royal Bank of Scotland	CAD	(12,804,000)	(12,474,730)	(12,546,741)	(72,011)
Chilean Peso, Expiring 03/21/12	The Royal Bank of Scotland	CLP	(204,067,000)	(392,076)	(389,150)	2,926
Colombian Peso, Expiring 03/21/12	The Royal Bank of Scotland	COP	(214,000,000)	(110,692)	(110,543)	149
Czech Republic Koruna, Expiring 03/21/12	The Royal Bank of Scotland	CZK	(42,346,000)	(2,195,906)	(2,145,299)	50,607
Euro, Expiring 03/21/12	The Royal Bank of Scotland	EUR	(45,898,000)	(60,405,017)	(59,444,824)	960,193
British Pound, Expiring 03/21/12	The Royal Bank of Scotland	GBP	(2,846,000)	(4,398,033)	(4,416,507)	(18,474)
Hong Kong Dollar, Expiring 03/21/12	The Royal Bank of Scotland	HKD	(15,031,000)	(1,932,370)	(1,935,944)	(3,574)
Hungarian Forint, Expiring 03/21/12	The Royal Bank of Scotland	HUF	(70,000,000)	(290,564)	(285,169)	5,395

The accompanying notes are an integral part of these financial statements.	(Continued)

96	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION (DEPRECIATION)
Indonesian Rupiah, Expiring 03/21/12	The Royal Bank of Scotland	IDR	(5,714,000,000)	$(621,192)	$(625,243)	$(4,051)
Israeli Shekel, Expiring 03/21/12	The Royal Bank of Scotland	ILS	(17,325,000)	(4,584,350)	(4,540,219)	44,131
Indian Rupee, Expiring 03/21/12	The Royal Bank of Scotland	INR	(896,148,000)	(16,594,378)	(16,626,804)	(32,426)
Japanese Yen, Expiring 03/21/12	The Royal Bank of Scotland	JPY	(1,049,728,000)	(13,505,100)	(13,657,551)	(152,451)
Korean Won, Expiring 03/21/12	The Royal Bank of Scotland	KRW	(630,986,000)	(541,183)	(544,938)	(3,755)
Mexican Peso, Expiring 03/21/12	The Royal Bank of Scotland	MXN	(9,018,000)	(644,397)	(642,253)	2,144
Malaysian Ringgit, Expiring 03/21/12	The Royal Bank of Scotland	MYR	(8,117,000)	(2,541,316)	(2,550,224)	(8,908)
Norwegian Krone, Expiring 03/21/12	The Royal Bank of Scotland	NOK	(1,832,000)	(304,636)	(305,455)	(819)
New Zealand Dollar, Expiring 03/21/12	The Royal Bank of Scotland	NZD	(2,663,000)	(2,033,546)	(2,061,995)	(28,449)
Peru Nuevo Sol, Expiring 03/21/12	The Royal Bank of Scotland	PEN	(84,000)	(30,976)	(30,978)	(2)
Philippine Peso, Expiring 03/21/12	The Royal Bank of Scotland	PHP	(334,500,000)	(7,538,321)	(7,597,627)	(59,306)
Polish Zloty, Expiring 03/21/12	The Royal Bank of Scotland	PLN	(96,000)	(27,963)	(27,617)	346
Russian Ruble, Expiring 03/21/12	The Royal Bank of Scotland	RUB	(21,044,000)	(645,997)	(646,188)	(191)
Swedish Krona, Expiring 03/21/12	The Royal Bank of Scotland	SEK	(10,484,000)	(1,506,053)	(1,518,000)	(11,947)
Singapore Dollar, Expiring 03/21/12	The Royal Bank of Scotland	SGD	(11,768,000)	(9,037,410)	(9,072,878)	(35,468)
Thailand Baht, Expiring 03/21/12	The Royal Bank of Scotland	THB	(2,582,000)	(82,875)	(81,432)	1,443
Turkish Lira, Expiring 03/21/12	The Royal Bank of Scotland	TRY	(530,000)	(273,694)	(274,930)	(1,236)
Taiwanese Dollar, Expiring 03/21/12	The Royal Bank of Scotland	TWD	(171,761,000)	(5,667,436)	(5,681,318)	(13,882)
South African Rand, Expiring 03/22/12	The Royal Bank of Scotland	ZAR	(64,733,000)	(7,749,924)	(7,922,428)	(172,504)

				(162,106,405)	(161,702,480)	403,925

				$(22,859,127)	$(23,481,665)	$(622,538)

Cash held as collateral with broker for forward foreign currency exchange contracts was $3,860,600 at December 31, 2011.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

COP - Colombian Peso

CZK - Czech Republic Koruna

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	97

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

INR - Indian Rupee

JPY - Japanese Yen

KRW - Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PHP - Philippine Peso

PLN - Polish Zloty

RUB - Russian Ruble

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thai Baht

TRY - Turkish Lira

TWD - Taiwan Dollar

ZAR - South African Rand

Total Return Basket Swap* Outstanding at December 31, 2011

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE ($)
Deutsche Bank	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	07/23/12	$(108,302)
Total

*	See the accompanying “Additional Information — Total Return Basket Swap” for further details.

Additional Information — Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2011.

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)

Long Positions

Australia
Alfresa Holdings Corp.	12,800	JPY	39,696,367	$23,027

Austria
Andritz AG	8,701	EUR	564,535	(11,067)
OMV AG	22,749		548,597	(20,909)
Voestalpine AG	19,445		426,343	(6,988)
Wienerberger AG	4,924		44,687	(13,513)

				(52,477)

Belgium
Belgacom SA	3,192	EUR	75,601	2,030
Delhaize Group SA	942		42,470	(2,165)
Mobistar SA	10,571		463,016	(47,417)

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Belgium (continued)
Solvay SA	9,277	EUR	745,269	$(202,967)

				(250,519)

Bermuda
Catlin Group Ltd.	52,879	GBP	204,441	9,954

Denmark
AP Moller - Maersk A/S	68	DKK	2,364,173	35,642
DSV A/S	20,987		2,171,020	(2,971)
FLSmidth & Co. A/S	496		168,843	(400)
H Lundbeck A/S	33,296		3,786,471	(34,865)
Novo Nordisk A/S	3,399		2,036,149	35,962
Topdanmark A/S	1,046		913,786	3,614

				36,982

The accompanying notes are an integral part of these financial statements.	(Continued)

98	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Finland
Kesko OYJ	27,002	EUR	697,408	$2,548
Metso OYJ	37,902		1,003,418	101,161
Neste Oil OYJ	2,786		20,352	1,679
Nokia OYJ	46,574		171,891	2,055
Orion OYJ	1,678		25,540	(451)
Sampo OYJ	6,052		117,818	(2,783)
Stora Enso OYJ	11,080		45,502	7,100
Wartsila OYJ	20,537		433,438	29,723
YIT OYJ	10,465		117,462	15,045

				156,077

France
Aeroports de Paris	2,258	EUR	127,389	(10,412)
Alcatel-Lucent/France	280,486		485,650	(192,671)
Arkema SA	24,731		1,257,064	110,862
AtoS	16,390		559,189	(7,665)
BioMerieux	3,737		212,558	(8,387)
Cap Gemini SA	14,496		377,937	(38,462)
Cie de St-Gobain	87		3,577	(1,304)
Cie Generale de Geophysique - Veritas	15,667		231,842	63,600
Cie Generale des Etablissements Michelin	3,507		157,958	2,199
Cie Generale d’Optique Essilor International SA	903		46,936	2,907
Danone	497		23,604	638
Dassault Systemes SA	3,318		194,492	13,329
Eramet	3,570		355,079	(24,762)
Hermes International	1,646		395,017	(22,024)
Imerys SA	1,297		45,488	615
Ipsen SA	23,297		519,230	58,330
Lagardere SCA	1,818		32,278	6,088
LVMH Moet Hennessy Louis Vuitton SA	1,029		116,180	(5,416)
Nexans SA	10,880		482,864	(63,096)
PPR	1,216		129,461	6,016
Safran SA	8,613		208,862	(12,738)
Sanofi	1,314		70,102	5,321
Societe BIC SA	3,288		215,146	12,429
Societe Television Francaise 1	33,155		302,556	(69,070)
Technip SA	5,702		386,046	34,922
Teleperformance SA	35,858		595,685	25,623
Thales SA	1,202		28,755	619
Total SA	4,330		163,171	9,767
UBISOFT Entertainment	26,401		121,276	18,679
Valeo SA	27,217		926,571	(122,074)
Vivendi SA	6,634		108,249	4,716

				(201,421)

Germany
Adidas AG	1,874	EUR	94,053	31
Aurubis AG	20,803		847,159	10,643
Bayer AG	3,455		157,063	17,369
Bilfinger Berger SE	11,452		679,711	95,391
Celesio AG	12,157		139,015	12,379

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Germany (continued)
Deutsche Lufthansa AG	31,814	EUR	346,088	$(69,511)
Deutsche Post AG	40,746		449,799	44,287
GEA Group AG	25,861		518,253	59,332
Henkel AG & Co. KGaA	251		11,255	(97)
Hochtief AG	1,146		47,775	4,337
Infineon Technologies AG	36,578		212,139	159
K+S AG	10,175		424,336	(90,287)
Linde AG	314		32,013	5,231
Merck KGaA	3,552		261,067	15,837
Metro AG	13,010		404,652	(49,335)
Rheinmetall AG	7		219	27
Rhoen Klinikum AG	5,345		79,754	(1,496)
Salzgitter AG	15,584		617,406	(21,791)
SAP AG	9,543		407,486	(22,644)
Siemens AG	1,942		140,097	4,483
Software AG	1,801		46,632	6,045
Suedzucker AG	10,674		225,094	48,701
ThyssenKrupp AG	21,822		432,003	(58,463)
Tognum AG	361		9,440	(65)
WInc.or Nixdorf AG	7,089		250,366	(7,411)

				3,152

India
Reliance Industries Ltd.	1,464		$48,221	(9,339)
State Bank of India	2,937		207,859	(20,102)

				(29,441)

Italy
A2A SpA	117,340	EUR	96,588	(15,048)
Davide Campari-Milano SpA	11,242		59,032	(1,680)
Enel SpA	163,266		537,940	(33,902)
ENI SpA	11,247		175,580	4,642
ERG SpA	30,959		271,007	111
Fiat SpA	156,819		597,778	(57,938)
Impregilo SpA	319,062		598,913	209,414
Lottomatica SpA	4,475		52,442	(903)
Prysmian SpA	32		312	(9)
Saipem SpA	11,133		351,100	16,557
Saras SpA	29,742		29,016	(431)
Telecom Italia SpA	125,389		102,896	850

				121,663

Japan
Acom Co., Ltd.	25,280	JPY	35,403,166	(10,155)
Advantest Corp.	1,200		1,057,620	(2,344)
Aisin Seiki Co., Ltd.	8,200		18,295,776	(5,311)
Ajinomoto Co., Inc.	13,000		11,984,448	356
All Nippon Airways Co., Ltd.	21,000		4,752,833	(3,071)
Alps Electric Co., Ltd.	56,200		36,367,332	(87,714)
Amada Co., Ltd.	8,000		3,997,697	(1,302)
Aozora Bank Ltd.	74,000		13,590,449	27,040
Asahi Kasei Corp.	84,000		40,748,284	(23,178)
Astellas Pharma, Inc.	7,300		22,606,956	2,722

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	99

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Bank of Yokohama Ltd./The	11,000	JPY	4,086,000	$(1,188)
Brother Industries Ltd.	20,400		20,099,898	(11,454)
Canon Marketing Japan, Inc.	34,000		30,668,754	(2,350)
Capcom Co., Ltd.	2,400		4,808,539	(5,720)
Casio Computer Co., Ltd.	16,400		7,627,012	149
Central Japan Railway Co.	38		24,705,542	(284)
Chiyoda Corp.	72,000		57,421,761	(15,021)
Chubu Electric Power Co., Inc.	8,600		12,067,212	4,153
Circle K Sunkus Co., Ltd.	34,000		43,740,694	(5,839)
Citizen Holdings Co., Ltd.	8,700		3,578,056	3,936
Coca-Cola West Co., Ltd.	8,500		12,134,764	(10,346)
COMSYS Holdings Corp.	2,800		2,070,062	2,470
Credit Saison Co., Ltd.	14,500		21,295,580	12,906
Daihatsu Motor Co., Ltd.	28,000		37,623,726	9,108
Daiichi Sankyo Co., Ltd.	600		908,059	85
Daiseki Co., Ltd.	11,800		15,617,230	(11,170)
Daiwa House Industry Co., Ltd.	4,000		3,882,350	(2,621)
Dena Co., Ltd.	13,400		36,303,902	(70,247)
Dentsu, Inc.	3,500		8,111,319	1,092
DIC Corp.	152,000		23,156,542	(25,278)
East Japan Railway Co.	2,500		11,590,749	8,758
Ebara Corp.	169,000		54,821,115	(132,264)
FANUC Corp.	2,200		27,111,745	(16,667)
Fast Retailing Co., Ltd.	2,400		32,520,191	14,067
Fuji Heavy Industries Ltd.	83,000		41,355,308	(39,472)
Fuji Media Holdings, Inc.	414		46,893,506	16,689
Fujikura Ltd.	26,000		6,221,157	(5,096)
Fujitsu Ltd.	39,000		15,488,097	990
Fukuoka Financial Group, Inc.	50,000		15,624,601	6,496
Glory Ltd.	1,100		1,878,929	(750)
Gunma Bank Ltd./The	3,000		1,272,152	(80)
Hachijuni Bank Ltd./The	2,000		893,158	(210)
Hakuhodo DY Holdings, Inc.	7,050		30,355,553	9,822
Hamamatsu Photonics KK	1,500		4,814,507	(10,253)
Heiwa Corp.	20,900		27,781,189	(184)
Hikari Tsushin, Inc.	300		528,150	591
Hitachi Capital Corp.	2,800		2,682,321	3,816
Hitachi High-Technologies Corp.	30,700		47,412,118	49,067

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Hitachi Ltd.	1,000	JPY	410,470	$(131)
Hitachi Transport System Ltd.	400		562,752	(451)
Hokuetsu Kishu Paper Co., Ltd.	22,000		11,316,480	714
Hokuhoku Financial Group, Inc.	127,000		19,548,021	(7,027)
Hosiden Corp.	40,700		23,638,248	(36,020)
House Foods Corp.	200		276,900	158
Idemitsu Kosan Co., Ltd.	2,400		19,005,671	414
IHI Corp.	140,000		25,296,466	10,772
Isetan Mitsukoshi Holdings Ltd.	2,700		2,099,865	926
Isuzu Motors Ltd.	82,000		28,109,354	12,292
Ito En Ltd.	300		423,120	(343)
ITOCHU Corp.	12,100		9,654,600	(2,746)
Japan TobacCo., Inc.	190		69,340,629	(7,401)
JGC Corp.	39,000		76,847,337	(62,068)
JS Group Corp.	21,700		31,718,451	3,812
JSR Corp.	13,100		17,792,842	10,270
JTEKT Corp.	75,900		64,209,533	(92,426)
Kajima Corp.	99,000		23,928,643	(7,052)
Kaken Pharmaceutical Co., Ltd.	27,000		28,517,762	(12,070)
Kandenko Co., Ltd.	78,000		27,968,208	14,604
Kaneka Corp.	4,000		1,707,211	(954)
Kansai Electric Power Co., Inc./The	12,200		16,398,423	(25,643)
Kao Corp.	900		1,838,636	670
Kawasaki Kisen Kaisha Ltd.	117,000		17,773,612	(20,239)
KDDI Corp.	31		17,402,850	(27,008)
Keisei Electric Railway Co., Ltd.	6,000		3,003,091	5,098
Keyence Corp.	1,100		21,534,076	(14,629)
Kinden Corp.	21,000		13,426,772	2,591
Kintetsu Corp.	13,000		3,648,580	3,375
Kissei Pharmaceutical Co., Ltd.	5,600		8,406,082	5,964
Kobayashi Pharmaceutical Co., Ltd.	2,000		7,946,714	1,971
Kobe Steel Ltd.	274,000		35,344,190	(35,722)
Koito Manufacturing Co., Ltd.	31,000		34,232,703	(11,451)
Konami Corp.	6,500		15,500,815	(7,013)
Kose Corp.	3,900		7,565,628	(867)
K’s Holdings Corp.	4,800		15,122,471	(6,541)
Kuraray Co., Ltd.	20,000		21,942,319	(1,243)
Kyocera Corp.	500		3,748,118	(8,599)
Lawson, Inc.	2,100		9,623,189	5,816
Lintec Co., Inc.	2,700		3,852,074	(1,186)
Makita Corp.	5,400		15,260,961	(24,060)
Marubeni Corp.	7,000		3,216,077	824
Maruichi Steel Tube Ltd.	2,400		4,320,809	(2,764)
Medipal Holdings Corp.	36,800		27,120,789	31,859

The accompanying notes are an integral part of these financial statements.	(Continued)

100	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Miraca Holdings, Inc.	9,700	JPY	30,247,054	$(6,257)
Mitsubishi Chemical Holdings Corp.	26,000		12,347,072	(17,923)
Mitsubishi Electric Corp.	74,000		54,639,384	(675)
Mitsubishi Gas Chemical Co., Inc.	27,000		12,519,306	(12,936)
Mitsubishi Materials Corp.	24,000		4,952,101	549
Mitsubishi UFJ Financial Group, Inc.	28,700		9,537,727	(2,414)
Mitsubishi UFJ Lease & Finance Co., Ltd.	17,000		51,374,104	5,407
Mitsui & Co., Ltd.	8,400		11,157,268	(14,762)
Mitsui Chemicals, Inc.	56,000		14,069,652	(12,760)
Mitsui Engineering & Shipbuilding Co., Ltd.	24,000		2,880,504	(148)
Mitsui Mining & Smelting Co., Ltd.	187,000		39,880,549	(37,278)
Mitsumi Electric Co., Ltd.	76,500		44,654,874	(13,610)
Mizuho Financial Group, Inc.	182,900		19,413,140	(4,550)
Nabtesco Corp.	7,800		11,774,257	(11,087)
Namco Bandai Holdings, Inc.	11,300		12,202,675	1,838
NET One Systems Co., Ltd.	213		41,586,831	39,477
NHK Spring Co Ltd.	70,800		50,135,310	(25,612)
Nikon Corp.	18,800		31,746,912	4,160
Nippon Kayaku Co., Ltd.	25,000		19,456,536	(12,383)
Nippon Meat Packers, Inc.	26,000		25,639,507	(10,935)
Nippon Paper Group, Inc.	3,400		6,517,938	(10,441)
Nippon Sheet Glass Co., Ltd.	379,000		61,616,613	(94,193)
Nippon Shokubai Co., Ltd.	31,000		27,852,391	(29,736)
Nippon Suisan Kaisha, Inc.	7,200		1,909,834	(159)
Nippon Television Network Corp.	2,590		29,004,979	18,630
Nishi-Nippon City Bank Ltd./The	152,000		34,367,212	(10,501)
Nissha Printing Co., Ltd.	9,900		9,305,928	1,494
Nisshin Seifun Group, Inc.	8,000		7,725,251	(3,520)
Nisshin Steel Co., Ltd.	73,000		8,615,511	(240)
Nisshinbo Holdings, Inc.	6,000		4,133,358	248
Nitto Denko Corp.	12,900		39,764,768	(57,769)
NSK Ltd.	18,000		9,989,701	(13,520)
NTT DoCoMo, Inc.	24		3,415,500	(310)
Obayashi Corp.	114,000		39,997,946	(12,748)
Okinawa Electric Power Co., Inc./The	7,300		25,110,818	(15,086)

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Omron Corp.	2,600	JPY	4,526,626	$(6,620)
Onward Holdings Co., Ltd.	3,000		1,857,325	(2,158)
Osaka Gas Co., Ltd.	20,000		6,026,399	722
Otsuka Corp.	3,900		20,776,893	(1,550)
Pacific Metals Co., Ltd.	18,000		8,006,451	(17,022)
Point, Inc.	4,570		15,077,540	(2,042)
Renesas Electronics Corp.	106,900		55,867,319	(75,583)
Rengo Co., Ltd.	25,000		13,564,054	(1,894)
Rohto Pharmaceutical Co., Ltd.	5,000		4,541,796	5,167
Ryohin Keikaku Co., Ltd.	8,500		30,984,422	12,498
Sankyo Co., Ltd.	4,900		20,399,508	(17,301)
Sankyu, Inc.	39,000		12,141,324	(10,811)
Santen Pharmaceutical Co., Ltd.	12,500		38,432,079	16,905
Sapporo Hokuyo Holdings, Inc.	50,500		14,135,944	(3,056)
Sapporo Holdings Ltd.	6,000		1,723,288	236
Secom Co., Ltd.	4,900		17,539,257	(2,548)
Sega Sammy Holdings, Inc.	19,100		32,275,187	(6,697)
Seiko Epson Corp.	2,100		2,166,470	(390)
Seino Holdings Corp.	1,000		560,000	457
Sekisui Chemical Co., Ltd.	42,000		27,809,114	(15,320)
Seven & I Holdings Co., Ltd.	10,000		21,329,632	1,581
Shimachu Co., Ltd.	10,600		19,353,732	(8,699)
Shimadzu Corp.	29,000		18,611,031	2,762
Shimizu Corp.	45,000		14,380,105	2,305
Shinko Electric Industries Co., Ltd.	32,400		19,363,746	(31,893)
Shionogi & Co., Ltd.	2,600		2,572,150	(63)
Showa Shell Sekiyu KK	20,900		12,183,638	(17,766)
Softbank Corp.	800		1,846,575	(496)
Sojitz Corp.	20,100		2,440,102	(658)
Sony Corp	19,000		26,052,558	4,112
Square Enix Holdings Co., Ltd.	4,200		6,486,019	(1,953)
Sugi Holdings Co., Ltd.	17,300		36,609,479	27,781
Sumitomo Bakelite Co., Ltd.	75,000		34,099,933	(24,635)
Sumitomo Heavy Industries Ltd.	94,000		41,850,805	4,883
Sumitomo Metal Mining Co., Ltd.	4,000		3,931,688	128
Sundrug Co., Ltd.	3,400		8,256,479	(4,500)
Suzuken Co., Ltd.	12,100		24,206,805	20,553
Suzuki Motor Corp	17,600		28,341,772	(5,833)
T&D Holdings, Inc.	6,400		4,552,690	441
Taisei Corp.	62,000		12,605,347	(6,609)
Takara Holdings, Inc.	16,000		7,336,412	7,412

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	101

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Takashimaya Co., Ltd.	5,000	JPY	2,776,700	$(62)
Teijin Ltd.	61,000		16,935,109	(32,873)
THK Co., Ltd.	13,300		18,901,392	16,411
Tokai Rika Co., Ltd.	37,400		48,644,929	(60,875)
Tokuyama Corp.	87,000		24,082,399	(36,956)
Tokyo Electron Ltd.	16,700		66,285,360	(15,035)
Tokyo Gas Co., Ltd.	24,000		8,373,083	1,822
Tokyu Co., Ltd.	6,000		2,282,400	(106)
TonenGeneral Sekiyu KK	3,000		2,834,000	(4,108)
Toray Industries, Inc.	24,000		13,234,315	(230)
Toshiba Corp.	128,000		41,840,829	(21,226)
Toyo Suisan Kaisha Ltd.	14,000		27,237,082	(15,070)
Toyota Boshoku Corp.	26,300		20,848,948	2,917
Toyota Tsusho Corp.	9,300		12,099,962	6,726
Trend Micro, Inc.	3,700		8,711,724	(2,851)
UNY Co., Ltd.	9,500		6,833,259	(3,319)
USS Co., Ltd.	530		3,435,219	3,270
West Japan Railway Co.	4,700		15,478,410	3,125
Yamada Denki Co., Ltd.	1,880		10,178,100	(4,171)
Yamaguchi Financial Group, Inc.	14,000		10,268,291	(3)
Yamaha Corp.	400		282,049	(11)
Yamaha Motor Co., Ltd.	40,700		43,387,530	(48,933)
Yamatake Corp.	19,000		31,244,102	6,984
Yamato Kogyo Co., Ltd.	12,300		24,065,008	39,389
Yamazaki Baking Co., Ltd.	9,000		9,590,496	(6,349)

				(1,318,218)

Jersey, Channel Islands
WPP PLC	4,263	GBP	25,949	4,408

Luxembourg
SES SA	637	EUR	11,737	70

Netherlands
Aegon NV	36,517	EUR	113,942	(1,522)
Akzo Nobel NV	335		12,094	491
ASML Holding NV	9,164		237,843	74,966
CSM	1,960		21,212	3,013
European Aeronautic Defence and Space Co. NV	24,483		538,176	65,842
Imtech NV	3,196		61,649	2,637
ING Groep NV	46,838		252,367	8,340
Koninklijke Ahold NV	32,457		316,359	26,794
Koninklijke BAM Groep NV	126,605		389,975	26,871
Koninklijke Boskalis Westminster NV	9,712		243,763	40,230
Koninklijke DSM NV	12,235		430,134	8,818
Nutreco NV	7,017		329,948	33,776
SBM Offshore NV	6,851		97,109	14,754
SNS REAAL NV	157,508		315,829	(66,497)
USG People NV	5,080		33,604	(1,611)

				236,902

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Norway
Aker Solutions ASA	60,242	NOK	3,826,527	$(8,347)
DnB NOR ASA	17,282		1,000,937	1,087
Marine Harvest ASA	1,358,054		3,765,642	(43,941)
Orkla ASA	6,634		277,437	3,013
Seadrill Ltd.	5,051		1,009,514	(345)
Statoil ASA	14,449		2,156,335	9,503
Telenor ASA	17,684		1,710,497	3,381
Yara International ASA	5,046		1,327,363	(20,501)

				(56,150)

Portugal
Banco Comercial Portugues SA	3,947	EUR	509	33
Jeronimo Martins SGPS SA	17,329		222,897	(2,255)

				(2,222)

Russia
Gazprom OAO	42,849		$497,860	(41,350)
Lukoil OAO	7,200		399,713	(18,622)
MMC Norilsk Nickel OJSC	11,456		205,152	(30,095)
Rosneft Oil Co.	22,723		161,187	(11,645)
Surgutneftegas OJSC	20,880		166,508	(3,418)
Tatneft	1,454		43,943	(968)

				(106,098)

Spain
Ebro Foods SA	3,942	EUR	52,813	4,651
Endesa SA	9,897		173,686	(22,208)
Ferrovial SA	50,736		442,051	38,014
Fomento de Construcciones y Contratas SA	304		5,278	1,017
Gamesa Corp. Tecnologica SA	1		3	(1)
Gas Natural SDG SA	19,290		234,365	27,282
Inditex SA	10,129		643,694	(6,221)
Indra Sistemas SA	32,048		320,105	(7,992)
Obrascon Huarte Lain SA	6,437		120,849	4,135
Red Electrica Corp. SA	287		9,543	(96)
Repsol YPF SA	9,502		204,233	26,388
Sacyr Vallehermoso SA	18,619		89,364	(20,651)
Tecnicas Reunidas SA	21,073		525,983	73,538

				117,856

Sweden
Boliden AB	70,919	SEK	6,286,939	115,332
Electrolux AB	19,815		2,083,342	12,121
Getinge AB	8,757		1,486,642	5,418
Lundin Petroleum AB	3,892		638,777	2,508
Nordea Bank AB	35,546		1,875,630	1,436
Skandinaviska Enskilda Banken AB	42,024		1,630,302	6,932
Skanska AB	50,520		5,122,703	89,466

The accompanying notes are an integral part of these financial statements.	(Continued)

102	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Sweden (continued)
SKF AB	18,687	SEK	2,617,704	$13,564
Swedbank AB	45,837		3,962,194	15,780
Swedish Match AB	9,380		2,136,990	21,756
Tele2 AB	40,988		5,334,780	19,156
Telefonaktiebolaget LM Ericsson	102,881		7,255,493	(10,987)
Volvo AB	9,806		744,352	(1,332)

				291,150

Switzerland
ABB Ltd.	20,918	CHF	357,233	12,653
Actelion Ltd.	15,379		482,002	12,918
Aryzta AG	233		9,621	998
Baloise Holding AG	1,299		90,992	(8,002)
Cie Financiere Richemont SA	6,394		296,057	6,446
Logitech International SA	50,575		361,137	7,873
Nestle SA	502		26,009	1,137
Panalpina Welttransport Holding AG	2,310		195,832	27,236
Petroplus Holdings AG	191,052		559,071	(244,052)
Roche Holding AG	3,446		497,714	52,904
Schindler Holding AG	905		96,690	2,259
SGS SA	45		69,577	147
Sulzer AG	15,358		1,556,816	(22,007)
Swiss Life Holding AG	7,902		797,942	(125,775)
Swiss Reinsurance Co., Ltd.	669		31,499	478
Swisscom AG	69		23,806	753
Syngenta AG	4,765		1,263,575	54,968
UBS AG	8,379		92,130	1,314

				(217,752)

United Kingdom
Aegis Group PLC	84,191	GBP	120,695	1,249
Arpechim Pitesti	34,336		113,784	32,127
ASA Gold and Precious Metals Ltd.	12,276		71,462	8,157
Aveva Group PLC	30,906		480,276	(58,816)
Babcock International Group PLC	77,951		502,023	109,672
Barclays PLC	471,706		821,300	16,376
Bearing Power Canada Ltd.	45,330		177,691	7,669
Berkeley Group Holdings PLC	32,551		393,995	33,050
BGL BNP Paribas SA	50,806		146,737	4,269
British American Tobacco PLC	4,861		147,418	1,668
Britvic PLC	15,849		49,203	2,704
BT Group PLC	63,096		114,188	9,695
Burberry Group PLC	37,555		472,838	(43,769)
Cascade Bancorp	1,300		5,045	(720)
Charter International PLC	1,933		16,849	2,174
De La Rue PLC	26,503		222,690	20,700

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Dixons Retail PLC	354,136	GBP	41,293	$(10,224)
Drax Group PLC	26,568		138,474	9,651
Ferrexpo PLC	210,538		634,663	(106,779)
FIH Erhvervsbank A/S	9,859		53,951	9,763
G4S PLC	10,371		27,633	863
GKN PLC	354,034		657,947	(16,435)
Goldman Sachs Global Technology Portfolio	1,562		45,231	1,909
Hays PLC	574,893		406,637	(60,416)
Hong Kong Exchanges and Clearing Ltd.	31,841		290,080	(2,065)
HSBC Holdings PLC	109,595		531,250	11,622
IMI PLC	49,561		410,141	(51,943)
Inc.hcape PLC	189,346		579,150	(37,944)
Inmarsat PLC	5,529		22,610	(487)
Intercontinental Hotels Group PLC	6,858		77,288	3,277
Intermediate Capital Group PLC	262,153		628,193	(44,858)
Investec PLC	26,283		97,545	(13,169)
ITV PLC	375,098		234,335	32,345
John Wood Group PLC	64,906		374,065	64,680
Kesa Electricals PLC	354,340		230,648	13,030
Kingfisher PLC	82,107		196,381	14,088
Legal & General Group PLC	668,738		673,673	22,479
Michael Page International PLC	32,776		117,755	(5,307)
Misys PLC	106,669		278,513	(47,876)
Mondi PLC	9,799		45,761	(1,851)
National Grid PLC	3,395		20,386	1,155
Pearson PLC	20,375		222,664	36,615
Petrofac Ltd.	3,856		52,534	4,656
ProLogis LP	16,294		284,689	14,020
Provident Financial PLC	1,766		19,560	(4,564)
Rolls-Royce Holdings PLC	9,388		67,097	4,495
Serco Group PLC	42,769		210,769	(12,634)
Shinsei Bank Ltd.	12,078		283,848	16,221
Shire PLC	7,933		161,350	25,128
SSE PLC	43,668		566,791	(6,111)
Stagecoach Group PLC	13,740		33,937	5,329
Stagecoach Group PLC	17,176		7,975	151
Tate & Lyle PLC	107,409		648,999	166,356
TUI Travel PLC	120,213		184,708	23,215
UBS AG	249,666		50,682	(13)
Unilever PLC	2,407		50,170	2,802
United Utilities Group PLC	4,122		24,953	8
Vedanta Resources PLC	33,282		396,115	(90,064)
William Hill PLC	100,016		221,208	(29,158)
Wolseley PLC	19,933		334,220	140,246
Xstrata PLC	24,528		242,898	(3,778)

				224,633

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	103

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
United States
Samsung Electronics Co., Ltd.	1,712		$694,295	$92,947

Total Long Positions				(915,477)

Short Positions

Austria
Erste Group Bank AG	(27,644)	EUR	(430,717)	72,181
Telekom Austria AG	(37,082)		(319,502)	(30,109)
Vienna Insurance Group AG Wiener Versicherung Gruppe	(9,215)		(267,967)	(17,148)

				24,924

Belgium
Anheuser-Busch InBev NV	(14,474)	EUR	(558,248)	(160,883)
Colruyt SA	(15,964)		(491,204)	32,637
Telenet Group Holding NV	(10,896)		(303,038)	(22,696)
UCB SA	(730)		(23,423)	(310)

				(151,252)

Bermuda
Frontline Ltd.	(15,180)	NOK	(473,841)	14,972

Denmark
Carlsberg A/S	(817)	DKK	(327,377)	(526)
Coloplast A/S	(518)		(419,210)	(1,342)
D/S Norden	(1,566)		(241,060)	5,400
NKT Holding A/S	(13,804)		(2,545,035)	(13,439)
Novozymes A/S	(13,453)		(2,160,820)	(38,227)
Tryg A/S	(17,101)		(4,784,381)	(114,254)
Vestas Wind Systems A/S	(50,172)		(3,324,852)	39,305
William Demant Holding A/S	(2,565)		(1,191,100)	(5,358)

				(128,441)

Finland
Elisa OYJ	(26,814)	EUR	(400,721)	(39,660)
Fortum OYJ	(2,054)		(36,608)	3,634
Kone OYJ	(366)		(15,001)	467
Konecranes OYJ	(15,016)		(241,206)	31,358
Nokian Renkaat OYJ	(24,903)		(599,326)	(23,892)
Outokumpu OYJ	(20,064)		(142,906)	53,713
Pohjola Bank PLC	(262)		(1,983)	27
Rautaruukki OYJ	(82,546)		(754,604)	220,646
Tieto OYJ	(4,023)		(40,994)	(4,042)
UPM-Kymmene OYJ	(12,606)		(105,401)	(1,729)

				240,522

France
Accor SA	(8,274)	EUR	(167,271)	7,973
Alstom SA	(1,011)		(32,773)	11,875
Bouygues SA	(8,044)		(206,485)	14,253
Bureau Veritas SA	(4,937)		(267,997)	(11,746)

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
France (continued)
Carrefour SA	(11,962)	EUR	(221,251)	$14,198
Casino Guichard Perrachon SA	(2,125)		(132,586)	(7,091)
Christian Dior SA	(218)		(21,198)	1,704
EDF SA	(33,215)		(708,761)	111,358
Eiffage SA	(33,218)		(739,027)	156,148
Eutelsat Communications SA	(7,836)		(232,992)	(3,670)
France Telecom SA	(2,757)		(33,023)	(411)
GDF Suez	(12,195)		(250,717)	(6,886)
Iliad SA	(2,887)		(248,799)	(33,329)
JCDecaux SA	(4,258)		(79,891)	5,636
Lafarge SA	(39,666)		(1,115,647)	55,330
Legrand SA	(21,032)		(521,145)	822
L’Oreal SA	(314)		(25,950)	883
Metropole Television SA	(2,441)		(28,156)	139
Neopost SA	(11,960)		(639,377)	23,218
Pernod-Ricard SA	(10,911)		(709,636)	(91,463)
Peugeot SA	(46,788)		(611,996)	63,197
Publicis Groupe SA	(3,467)		(110,888)	(15,599)
Renault SA	(10,460)		(275,046)	(5,241)
Schneider Electric SA	(358)		(14,169)	(379)
Sodexo	(3,421)		(185,209)	(5,141)
Suez Environnement Co.	(16,884)		(153,412)	4,574
Vallourec SA	(28,408)		(1,547,988)	168,415
Veolia Environnement SA	(15,618)		(173,756)	53,768
Zodiac Aerospace	(2,325)		(131,701)	(25,959)

				486,576

Germany
Allianz SE	(3,827)	EUR	(283,783)	1,792
BASF SE	(2,316)		(116,707)	(10,188)
Bayerische Motoren Werke AG	(5,974)		(321,436)	16,668
Beiersdorf AG	(1,290)		(53,021)	(4,480)
Commerzbank AG	(100,714)		(150,272)	24,977
Continental AG	(5,433)		(292,404)	41,063
Deutsche Telekom AG	(8,933)		(78,677)	(642)
E.ON AG	(22,575)		(357,225)	(24,157)
Fraport AG Frankfurt Airport Services Worldwide	(4,858)		(227,931)	56,252
Fresenius Medical Care AG & Co. KGaA	(13,681)		(705,897)	(15,663)
Hamburger Hafen und Logistik AG	(26,735)		(593,169)	(21,019)
Hannover Rueckversicherung AG	(2,730)		(92,313)	(15,797)
Lanxess AG	(4,790)		(189,596)	(2,003)
MTU Aero Engines Holding AG	(130)		(5,874)	(699)
Muenchener Rueckversicherungs AG	(2,747)		(257,558)	(3,280)
Porsche Automobil Holding SE	(2,342)		(96,856)	328

The accompanying notes are an integral part of these financial statements.	(Continued)

104	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Germany (continued)
RWE AG	(23,357)	EUR	(643,163)	$12,504
Stada Arzneimittel AG	(21,240)		(433,418)	32,474
Symrise AG	(22,527)		(414,105)	(63,973)
TUI AG	(11,388)		(47,318)	(9,398)
United Internet AG	(2,398)		(30,184)	(3,679)
Vossloh AG	(2,971)		(240,590)	26,904
Wacker Chemie AG	(2,082)		(211,235)	106,154

				144,138

Italy
Atlantia SpA	(41,429)	EUR	(484,614)	(34,052)
Autogrill SpA	(8,314)		(60,500)	(2,518)
Buzzi Unicem SpA	(1,040)		(6,889)	(143)
Finmeccanica SpA	(85,364)		(284,738)	54,205
Geox S.P.A. PLC	(41,517)		(90,116)	573
Italcementi SpA	(7,340)		(34,602)	1,617
Luxottica Group SpA	(17,816)		(378,486)	(8,320)
Mediaset SpA	(209,156)		(498,477)	68,229
Pirelli & C SpA	(22,925)		(156,651)	10,570
Snam Rete Gas SpA	(4,496)		(17,251)	2,524
Terna Rete Elettrica Nazionale SpA	(257,442)		(710,561)	53,260

				145,945

Japan
77 Bank Ltd./The	(50,000)	JPY	(16,305,101)	(2,760)
ABC-Mart, Inc.	(2,500)		(7,266,128)	(568)
Aeon Co., Ltd.	(2,000)		(2,126,128)	226
Aeon Credit Service Co., Ltd.	(18,000)		(20,471,295)	(17,663)
Air Water, Inc.	(5,000)		(4,593,838)	(3,777)
Asahi Glass Co., Ltd.	(104,000)		(71,945,197)	65,288
Asahi Group Holdings Ltd.	(1,300)		(2,185,779)	(120)
Asics Corp.	(14,400)		(15,879,368)	44,448
Bank of Kyoto Ltd./The	(36,000)		(23,922,047)	1,280
Benesse Holdings, Inc.	(4,900)		(16,543,104)	(21,946)
Bridgestone Corp.	(400)		(671,933)	(329)
Canon, Inc.	(6,700)		(23,158,893)	6,033
Chiba Bank Ltd./The	(1,000)		(504,667)	127
Chugai Pharmaceutical Co., Ltd.	(6,500)		(8,466,204)	2,851
Chugoku Bank Ltd./The	(15,000)		(15,347,082)	(9,334)
Chugoku Electric Power Co., Inc./The	(21,800)		(27,833,378)	(20,361)
Cosmo Oil Co., Ltd.	(23,000)		(4,888,144)	(693)
Dai Nippon Printing Co., Ltd.	(22,000)		(16,786,484)	6,895
Daicel Corp.	(9,000)		(3,987,302)	(2,864)
Daido Steel Co., Ltd.	(2,000)		(941,835)	(249)
Daikin Industries Ltd.	(25,400)		(59,363,139)	77,904

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Dainippon Sumitomo Pharma Co., Ltd.	(27,600)	JPY	(22,956,171)	$(15,865)
Daiwa Securities Group, Inc.	(83,000)		(23,881,052)	52,188
Denki Kagaku Kogyo KK	(4,000)		(1,133,802)	(10)
Denso Corp.	(800)		(1,665,436)	(339)
Don Quijote Co., Ltd.	(13,100)		(36,684,473)	26,836
Dowa Holdings Co., Ltd.	(94,000)		(44,513,659)	(13,486)
Eisai Co., Ltd.	(8,500)		(26,935,112)	(1,627)
Elpida Memory, Inc.	(11,000)		(4,898,992)	12,756
FamilyMart Co., Ltd.	(800)		(2,328,448)	(2,055)
Fuji Electric Co., Ltd.	(7,000)		(1,468,743)	(86)
Furukawa Electric Co., Ltd.	(159,000)		(36,289,417)	106,669
Hankyu Hanshin Holdings, Inc.	(39,000)		(12,490,021)	(1,925)
Hino Motors Ltd.	(7,000)		(3,161,944)	(1,304)
Hirose Electric Co., Ltd.	(1,900)		(13,359,276)	7,378
Hiroshima Bank Ltd./The	(13,000)		(4,768,893)	1,661
Hisamitsu Pharmaceutical Co., Inc.	(13,100)		(44,025,845)	16,730
Hitachi Chemical Co., Ltd.	(15,600)		(21,116,503)	1,273
Hitachi Construction Machinery Co., Ltd.	(7,900)		(10,711,517)	6,645
Hitachi Metals Ltd.	(79,000)		(72,594,393)	85,839
Hokkaido Electric Power Co., Inc.	(400)		(421,626)	(208)
Hokuriku Electric Power Co.	(10,200)		(13,745,053)	(11,915)
Honda Motor Co., Ltd.	(23,600)		(56,213,334)	11,451
Hoya Corp.	(500)		(810,158)	(224)
Ibiden Co., Ltd.	(6,100)		(10,136,149)	11,592
Inpex Corp.	(3)		(1,495,238)	538
IT Holdings Corp.	(16,800)		(15,212,738)	(3,486)
Itochu Techno-Solutions Corp.	(500)		(1,678,706)	(618)
Iyo Bank Ltd./The	(3,000)		(2,229,000)	(603)
J Front Retailing Co., Ltd.	(39,000)		(13,650,611)	(10,653)
Jafco Co., Ltd.	(33,500)		(49,278,349)	28,320
Japan Petroleum Exploration Co.	(900)		(2,970,250)	3,470
JFE Holdings, Inc.	(40,900)		(65,664,883)	113,652
Joyo Bank Ltd./The	(23,000)		(7,672,743)	(1,817)
Jupiter Telecommunications Co., Ltd.	(125)		(9,701,883)	(478)
Kakaku.com, Inc.	(7,500)		(21,650,511)	6,274
Kamigumi Co., Ltd.	(10,000)		(6,555,852)	(1,141)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	105

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Kansai Paint Co., Ltd.	(21,000)	JPY	(14,723,669)	$4,252
Kawasaki Heavy Industries Ltd.	(47,000)		(9,133,401)	2,061
Keikyu Corp.	(26,000)		(16,862,161)	(14,428)
Keio Corp.	(10,000)		(4,695,000)	(9,535)
Kewpie Corp.	(6,100)		(6,474,187)	(2,591)
Kikkoman Corp.	(34,000)		(28,850,156)	(15,172)
Kirin Holdings Co., Ltd.	(50,000)		(50,311,104)	46,109
Komatsu Ltd.	(36,400)		(68,969,459)	47,285
Konica Minolta Holdings, Inc.	(18,500)		(10,049,882)	(6,993)
Kubota Corp.	(89,000)		(55,779,646)	(20,107)
Kurita Water Industries Ltd.	(12,800)		(27,010,868)	18,667
Kyowa Exeo Corp.	(4,400)		(3,262,533)	910
Kyowa Hakko Kirin Co., Ltd.	(37,000)		(30,906,693)	(50,108)
Kyushu Electric Power Co., Inc.	(19,100)		(22,819,512)	22,869
Mabuchi Motor Co., Ltd.	(3,200)		(10,878,296)	8,425
Marui Group Co., Ltd.	(72,600)		(43,531,690)	1,189
Matsui Securities Co., Ltd.	(45,900)		(16,826,260)	(4,573)
Matsumotokiyoshi Holdings Co., Ltd.	(2,600)		(4,092,801)	562
Mazda Motor Corp.	(148,000)		(23,726,727)	48,034
McDonald’s Holdings Co., Japan Ltd.	(20,500)		(42,198,423)	(3,759)
Minebea Co., Ltd.	(195,000)		(60,511,789)	(26,011)
MISUMI Group, Inc.	(5,400)		(9,295,735)	(2,810)
Mitsubishi Corp.	(3,000)		(4,715,475)	800
Mitsubishi Heavy Industries Ltd.	(55,000)		(18,557,769)	7,508
Mitsubishi Tanabe Pharma Corp.	(23,800)		(30,590,471)	21,439
Mitsui OSK Lines Ltd.	(138,000)		(44,084,791)	40,643
Mori Seiki Co., Ltd.	(48,200)		(37,335,069)	56,948
MS&AD Insurance Group Holdings	(2,300)		(3,745,544)	6,208
Murata Manufacturing Co., Ltd.	(13,000)		(55,722,719)	58,201
NEC Corp.	(127,000)		(20,804,723)	13,262
NGK Insulators Ltd.	(9,000)		(9,000,426)	10,379
NGK Spark Plug Co., Ltd.	(8,000)		(8,232,977)	8,092
Nichirei Corp.	(19,000)		(6,649,196)	(5,449)
Nidec Corp.	(12,600)		(81,980,200)	(28,914)
Nintendo Co., Ltd.	(400)		(4,404,296)	2,304
Nippon Electric Glass Co., Ltd.	(26,000)		(19,736,545)	469
Nippon Express Co., Ltd.	(10,000)		(3,005,142)	170
Nippon Steel Corp.	(287,000)		(64,323,578)	121,762
Nippon Yusen KK	(21,000)		(4,176,367)	733

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Nissan Chemical Industries Ltd.	(39,500)	JPY	(31,844,582)	$32,346
Nissan Motor Co., Ltd.	(18,100)		(12,810,925)	4,353
Nissin Foods Holdings Co., Ltd.	(1,700)		(5,028,438)	(1,323)
Nitori Holdings Co., Ltd.	(7,050)		(53,787,261)	37,746
NKSJ Holdings, Inc.	(3,350)		(5,247,844)	2,648
NOK Corp.	(15,300)		(19,877,821)	(2,751)
Nomura Holdings, Inc.	(500)		(118,079)	29
Nomura Research Institute Ltd.	(11,600)		(20,281,213)	1,802
NTN Corp.	(54,000)		(16,930,291)	3,355
NTT Data Corp.	(204)		(51,416,690)	18,433
Obic Co., Ltd.	(1,070)		(15,316,699)	(4,896)
OJI Paper Co Ltd.	(3,000)		(1,193,991)	110
Ono Pharmaceutical Co., Ltd.	(1,500)		(6,390,381)	(1,101)
Oracle Corp. Japan	(15,800)		(40,716,137)	6,704
Oriental Land Co., Ltd.	(4,400)		(33,527,344)	(28,938)
Panasonic Corp.	(4,600)		(3,157,179)	2,196
Rakuten, Inc.	(555)		(46,299,536)	4,430
Resona Holdings, Inc.	(17,200)		(5,783,089)	(580)
Ricoh Co., Ltd.	(84,000)		(59,222,515)	38,760
Rinnai Corp.	(1,800)		(10,163,838)	3,161
Rohm Co., Ltd.	(5,300)		(20,110,984)	14,828
Saizeriya Co., Ltd.	(10,400)		(13,680,352)	4,925
Seven Bank Ltd.	(183,300)		(27,566,082)	(563)
Sharp Corp.	(70,000)		(45,840,176)	(14,635)
Shikoku Electric Power Co., Inc.	(19,300)		(37,326,410)	(68,729)
Shimano, Inc.	(9,400)		(36,867,554)	21,470
Shin-Etsu Chemical Co., Ltd.	(4,700)		(18,108,962)	4,410
Shiseido Co Ltd.	(14,900)		(21,764,269)	9,158
Shizuoka Bank Ltd./The	(11,000)		(8,520,436)	(5,025)
Showa Denko KK	(34,000)		(5,311,452)	387
SMC Corp.	(1,000)		(12,208,862)	(2,267)
Sony Financial Holdings, Inc.	(10,300)		(11,896,696)	2,657
Stanley Electric Co., Ltd.	(29,700)		(33,206,650)	(3,819)
Sumco Corp.	(67,300)		(54,665,747)	214,807
Sumitomo Chemical Co., Ltd.	(210,000)		(60,858,390)	28,206
Sumitomo Corp.	(21,100)		(20,983,132)	(12,597)
Sumitomo Electric Industries Ltd.	(10,500)		(8,719,073)	(401)
Sumitomo Mitsui Financial Group, Inc.	(5,400)		(11,575,882)	638
Sumitomo Mitsui Trust Holdings, Inc.	(108,000)		(27,748,248)	43,793
Sumitomo Rubber Industries Ltd.	(19,200)		(18,273,370)	6,849

The accompanying notes are an integral part of these financial statements.	(Continued)

106	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Japan (continued)
Suruga Bank Ltd.	(32,000)	JPY	(22,014,280)	$398
Sysmex Corp.	(5,000)		(13,017,871)	6,569
Taiheiyo Cement Corp.	(249,000)		(36,763,238)	1,083
Taiyo Nippon Sanso Corp.	(104,000)		(58,348,733)	34,834
Takeda Pharmaceutical Co., Ltd.	(8,500)		(28,066,902)	(8,719)
TDK Corp.	(10,300)		(33,663,675)	(16,904)
Terumo Corp.	(10,700)		(41,977,565)	42,374
Tobu Railway Co., Ltd.	(16,000)		(5,470,937)	(10,560)
Toho Gas Co., Ltd.	(20,000)		(9,300,753)	(6,511)
Tokai Carbon Co., Ltd.	(153,000)		(62,686,595)	(14,254)
Tokio Marine Holdings, Inc.	(7,800)		(14,977,065)	21,861
Tokyo Broadcasting System Holdings, Inc.	(12,900)		(12,436,803)	(4,197)
Tokyo Steel Manufacturing Co., Ltd.	(10,000)		(6,728,534)	6,417
Toppan Printing Co., Ltd.	(16,000)		(9,111,314)	910
Tosoh Corp.	(3,000)		(739,071)	1,630
TOTO Ltd.	(12,000)		(7,565,559)	5,664
Toyo Seikan Kaisha Ltd.	(2,600)		(2,725,366)	24
Toyoda Gosei Co., Ltd.	(8,800)		(11,411,077)	8,888
Toyota Industries Corp.	(15,500)		(34,816,110)	32,969
Toyota Motor Corp.	(22,300)		(61,079,360)	56,151
Tsumura & Co.	(20,300)		(47,018,226)	12,415
Ube Industries Ltd.	(16,000)		(3,391,407)	329
Unicharm Corp.	(7,000)		(25,304,678)	(16,369)
Ushio, Inc.	(20,300)		(23,036,682)	7,528
Wacoal Holdings Corp.	(9,000)		(8,811,476)	(4,850)
Yahoo Japan Corp.	(3,554)		(88,299,599)	3,823
Yakult Honsha Co., Ltd.	(24,200)		(55,201,167)	(43,634)
Yamato Holdings Co., Ltd.	(5,700)		(7,402,824)	243
Yaskawa Electric Corp.	(1,000)		(618,892)	(428)
Yokogawa Electric Corp.	(9,700)		(6,886,538)	2,370

				1,389,281

Luxembourg
ArcelorMittal	(12,406)	EUR	(168,313)	(7,584)
Oriflame Cosmetics SA	(18,380)	SEK	(4,672,740)	100,090
Subsea 7 SA	(19,545)	NOK	(2,222,321)	10,769
Tenaris SA	(60,906)		(750,060)	(149,367)

				(46,092)

Netherlands
Aalberts Industries NV	(40,708)	EUR	(495,866)	(39,290)
Fugro NV	(19,623)		(836,119)	(53,737)
Gemalto NV	(6,573)		(221,958)	(31,301)

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Netherlands (continued)
Heineken NV	(5,078)	EUR	(193,029)	$15,000
Koninklijke KPN NV	(6,965)		(69,242)	6,474
Koninklijke Philips Electronics NV	(11,994)		(189,720)	(6,110)
Koninklijke Vopak NV	(4,772)		(157,256)	(48,113)
PostNL NV	(219,219)		(643,366)	137,123
Randstad Holding NV	(22,011)		(502,819)	3,266
Wolters Kluwer NV	(10,034)		(130,515)	(4,117)

				(20,805)

Norway
Fred Olsen Energy ASA	(5,709)	NOK	(1,102,291)	(7,085)
Norsk Hydro ASA	(82,779)		(2,305,085)	3,291
Petroleum Geo-Services ASA	(58,475)		(3,891,047)	13,294
Storebrand ASA	(91,902)		(2,841,380)	(358)

				9,142

Portugal
EDP - Energias de Portugal SA	(645)	EUR	(1,525)	(18)
Galp Energia SGPS SA	(25,844)		(302,530)	11,836
Portugal Telecom SGPS SA	(95,496)		(460,414)	45,890

				57,708

Spain
Abertis Infraestructuras SA	(49,957)	EUR	(578,850)	(44,727)
Acciona SA	(4,891)		(312,824)	(15,482)
Acerinox SA	(3,460)		(32,441)	(2,240)
ACS Actividades de Construccion y Servicios SA	(5,106)		(136,813)	26,312
Enagas SA	(7,221)		(100,176)	(3,668)
Grifols SA	(20,654)		(286,134)	24,255
Telefonica SA	(7,360)		(112,175)	18,384
Zardoya Otis SA	(8,689)		(88,345)	(4,483)

				(1,649)

Sweden
Alfa Laval AB	(19,027)	SEK	(2,303,030)	(24,690)
Assa Abloy AB	(32,326)		(4,666,555)	(130,257)
Atlas Copco AB	(6,573)		(925,553)	(6,348)
Elekta AB	(7,873)		(2,332,777)	(1,457)
Hennes & Mauritz AB	(4,654)		(1,013,269)	(2,066)
Hexagon AB	(88,297)		(8,683,127)	(52,760)
Holmen AB	(21,697)		(3,834,993)	(64,115)
Husqvarna AB	(202,037)		(6,302,850)	(11,778)
Meda AB	(16,050)		(1,010,835)	(19,670)
Modern Times Group AB	(5,925)		(1,909,537)	(4,747)
Sandvik AB	(8,926)		(748,177)	(410)
Scania AB	(13,965)		(1,365,105)	(7,782)
Securitas AB	(16,248)		(878,702)	(12,076)
SSAB AB	(146,480)		(8,834,008)	924

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	107

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Sweden (continued)
Svenska Cellulosa AB	(15,662)	SEK	(1,313,171)	$(40,395)
Svenska Handelsbanken AB	(12,751)		(2,335,047)	5,148
Trelleborg AB	(7,343)		(358,979)	(11,297)

				(383,776)

Switzerland
Adecco SA	(3,934)	CHF	(153,069)	(994)
Clariant AG	(52,739)		(493,004)	7,073
Credit Suisse Group AG	(24,588)		(582,528)	43,874
Galenica AG	(420)		(219,738)	(11,377)
Geberit AG	(103)		(17,214)	(1,473)
Givaudan SA	(531)		(437,300)	(39,011)
Holcim Ltd.	(15,021)		(749,923)	(2,311)
Julius Baer Group Ltd.	(33,802)		(1,161,180)	(80,451)
Kuehne + Nagel International AG	(57)		(6,458)	493
Lonza Group AG	(8,810)		(490,933)	3,550
Nobel Biocare Holding AG	(14,715)		(156,555)	(4,079)
Novartis AG	(3,787)		(183,132)	(21,245)
Sika AG	(13)		(22,970)	11
Sonova Holding AG	(15,012)		(1,165,349)	(323,330)
Straumann Holding AG	(1,240)		(192,122)	(9,029)
Swatch Group AG/The	(93)		(30,532)	(2,111)
Temenos Group AG	(90,148)		(1,325,767)	(60,243)
Zurich Financial Services AG	(192)		(34,047)	(7,012)

				(507,665)

United Kingdom
Admiral Group PLC	(67,942)	GBP	(648,651)	106,584
Aggreko PLC	(20,857)		(405,832)	(22,376)
Amlin PLC	(60,412)		(186,420)	(4,713)
Anglo American PLC	(11,514)		(269,460)	(6,859)
Banca Popolare di Crema SpA	(55,728)		(365,678)	(66,136)
Barloworld Ltd.	(7,562)		(105,704)	(1,242)
BG Group PLC	(31,099)		(408,688)	(29,695)
BP PLC	(15,651)		(67,849)	(6,116)
Bunzl PLC	(12,360)		(92,922)	(25,291)
Capita Group PLC/The	(68,790)		(474,804)	66,552
Carnival PLC	(23,646)		(485,117)	(26,033)
Centrica PLC	(11,643)		(33,245)	(664)
Chemring Group PLC	(11,537)		(59,932)	21,387
Cobham PLC	(66,099)		(117,485)	(5,758)
Consumers Packaging, Inc.	(7,761)		(99,885)	(21,721)
Cookson Group PLC	(64,846)		(319,730)	(15,247)
Daily Mail & General Trust PLC	(65,397)		(255,192)	(9,410)
Depfa Funding III LP	(42,377)		(499,108)	(26,343)
Diageo PLC	(26,158)		(325,679)	(65,776)
Dresdner Bank AG	(75,344)		(222,547)	(35,474)
Eurasian Natural Resources Corp. PLC	(17,963)		(119,545)	8,493
Experian PLC	(9,635)	GBP	(79,064)	(8,178)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United Kingdom (continued)
Home Retail Group PLC	(194,598)	(207,754)	$71,791
HSBC Fund Administration Ltd.	(10,141)	(59,626)	(1,007)
ICAP PLC	(29,717)	(101,579)	(2,318)
Informa PLC	(22,267)	(75,687)	(7,305)
International Power PLC	(65,803)	(213,164)	(13,038)
Intertek Group PLC	(23,833)	(470,008)	(22,701)
Invensys PLC	(19,337)	(38,173)	(3,954)
J Sainsbury PLC	(42,079)	(126,599)	(1,226)
Johnson Matthey PLC	(6,555)	(115,951)	(6,693)
Kazakhmys PLC	(25,880)	(230,727)	(15,357)
Kotak Mahindra Prime Ltd.	(16,826)	(297,501)	(69,073)
Kreis-Und Stadtsparkasse Erding	(167,231)	(336,058)	33,333
Ladbrokes PLC	(172,360)	(221,232)	(4,089)
Lloyds Banking Group PLC	(2,272,841)	(670,907)	128,963
Lonmin PLC	(43,231)	(464,662)	62,935
Man Group PLC	(540,095)	(684,570)	9,122
Marks & Spencer Group PLC	(283,117)	(931,733)	79,582
Mitchells & Butlers PLC	(105,904)	(248,303)	1,215
Next PLC	(11,502)	(299,299)	(23,152)
Northwest Equity Corp.	(15,590)	(42,815)	(2,398)
Old Mutual PLC	(12,101)	(13,688)	(4,195)
Pennon Group PLC	(1,401)	(9,768)	(346)
Persimmon PLC	(56,133)	(259,745)	(6,125)
Prudential PLC	(13,526)	(83,160)	(4,681)
Reckitt Benckiser Group PLC	(4,569)	(151,751)	10,326
Rentokil Initial PLC	(141,022)	(110,767)	34,813
Rexam PLC	(29,054)	(99,039)	(5,200)
Rolls-Royce Holdings PLC	(499,353)	—	(776)
Royal Dutch Shell PLC	(3,534)	(77,113)	(14,669)
SABMiller PLC	(21,279)	(467,782)	(21,631)
Severn Trent PLC	(8,606)	(127,652)	(1,465)
Signature Metals Ltd.	(58,535)	(635,868)	(18,009)
Smiths Group PLC	(70,645)	(664,538)	29,450
Standard Life PLC	(180,354)	(357,478)	(22,690)
UBM PLC	(20,257)	(97,021)	340
UBS AG	(52,458)	(414,152)	(4,191)
UBS AG	(6,682)	(22,846)	459
Vodafone Group PLC	(26,620)	(45,786)	(3,113)
Whitbread PLC	(4,519)	(70,012)	(986)

			7,925

Total Short Positions			1,281,453

Total of Long and Short Positions of Portfolio Swap			365,976

Net Cash and Other Receivables (b)			(474,278)

Swaps, at Value			$(108,302)

The accompanying notes are an integral part of these financial statements.	(Continued)

108	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

Cash held as collateral was $18,930,000 at December 31, 2011.

Total Return Basket Swap* Outstanding at December 31, 2011

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE ($)
Morgan Stanley	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	07/24/13	$175,120
Total

*	See the accompanying “Additional Information – Total Return Basket Swap” for further details.

Additional Information – Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2011.

The accompanying notes are an integral part of these financial statements.	(Continued)

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)

Long Positions

Bermuda
Accenture PLC	11,200		$615,388	$(19,212)
Bunge Ltd.	4,800		283,208	(8,648)
CrediCorp. Ltd.	100		8,356	2,591
Everest Re Group Ltd.	2,200		177,526	7,472
GOME Electrical Appliances Holding Ltd.	586,000	HKD	1,225,084	(22,938)
InvesCo., Ltd.	18,400		$340,317	29,339
Marvell Technology Group Ltd.	36,900		508,993	2,072
Nabors Industries Ltd.	25,300		470,643	(31,941)
Sinofert Holdings Ltd.	462,000	HKD	977,831	3,056

				(38,209)

Brazil
Amil Participacoes SA	4,900	BRL	78,874	875
Banco Bradesco SA	9,700		$165,898	(4,102)
Banco do Brasil SA	14,900	BRL	364,262	(5,968)
Banco do Estado do Rio Grande do Sul	4,900		80,822	9,209
BR Malls Participacoes SA	3,200		57,987	(1)
Brasil Telecom SA	7,200		$151,379	(23,291)
Centrais Eletricas Brasileiras SA	17,100		165,224	817
Cia de Saneamento Basico do Estado de Sao Paulo	2,700		143,788	6,467

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Brazil (continued)
Cia Energetica de Minas Gerais	5,400		$92,648	$3,418
Cia Paranaense de Energia	1,300		28,308	(1,034)
Cielo SA	4,900	BRL	204,154	17,170
Cosan SA Industria e Comercio	14,200		352,917	16,342
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	10,100		311,180	30,811
Embraer SA	4,600		$122,478	(6,466)
Energias Do Brasil SA	1,000	BRL	36,157	2,865
Itau Unibanco Holding SA	11,500		$205,663	7,777
Metalurgica Gerdau SA	6,300	BRL	112,589	131
Multiplan Empreendimentos Imobilirios SA	400		14,277	553
OGX Petroleo e Gas Participacoes SA	2,800		37,755	204
Tim Participacoes SA	17,500		$435,839	15,661

				71,438

Canada
Tim Hortons, Inc.	2,000		$96,548	292

AQR Funds	Annual Report	December 2011	109

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Cayman Islands
China Resources Land Ltd.	12,000	HKD	145,997	$397
China Shanshui Cement Group Ltd.	224,000		1,284,582	(17,251)
China Zhongwang Holdings Ltd.	186		475	2
Country Garden Holdings Co.	26,000		67,725	992
Dongyue Group Limited	174,000		1,119,708	(30,141)
Evergrande Real Estate Group Ltd.	20,000		78,110	(1,828)
GCL-Poly Energy Holdings Ltd.	624,000		1,342,963	338
Longfor Properties Co., Ltd.	8,000		69,514	64
Semiconductor Manufacturing International Co.	1,482,000		547,747	676
Shimao Property Holdings Ltd.	5,000		37,644	(596)
SoHo China Limited	13,000		66,798	30

				(47,317)

China
Bank of China Ltd.	311,000	HKD	901,049	(1,973)
Bank of Communications Co., Ltd.	23,000		132,160	(1,014)
China Bluechemical Ltd.	72,000		395,280	3,495
China Citic Bank Corp. Ltd.	22,000		94,575	145
China Communications Construction Co., Ltd.	255,000		1,508,537	4,450
China Life Insurance Co., Ltd.	2,400		$89,517	(789)
China Minsheng Banking Corp. Ltd.	15,000	HKD	97,065	457
China Railway Construction Corp. Ltd.	121,500		507,688	1,291
China Shenhua Energy Co., Ltd.	9,500		347,175	(3,620)
China Southern Airlines, H Shares	142,000		591,998	(4,667)
China Telecom Corp. Ltd.	320,000		1,545,742	(17,012)
Great Wall Motor Co., Ltd.	19,500		179,876	5,197
Industrial & Commercial Bank of China	389,000		1,780,068	570
Jiangsu Expressway Co., H Shares	118,000		839,912	147
Ping An Insurance Group Co.	11,000		559,986	67
Sinopec Shanghai Petrochemical Co., Ltd.	124,000		371,230	(6,586)
Zhejiang Expressway Co., Ltd.	164,000		830,609	(726)

				(20,568)

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Colombia
CAP SA	3,307	CLP	60,996,303	$3,440
Empresa Nacional de Electricidad SA	300		$14,411	(1,106)
Enersis SA	5,300		98,002	(4,563)
ENTEL Chile SA	6,720	CLP	64,665,963	1,247

				(982)

Hong Kong
Beijing Enterprise Holdings	8,000	HKD	371,298	89
China Mobile Ltd.	10,300		$502,643	(3,196)
China Overseas Land & Investment Ltd.	26,000	HKD	334,246	113
CNOOC Ltd.	1,800		$332,111	(17,687)
Guangdong Investment Ltd.	6,000	HKD	25,390	363
Lenovo Group Ltd.	180,000		937,727	(996)
Sino-Ocean Land Holdings Ltd.	27,000		96,014	95

				(21,219)

India
HDFC Bank Ltd.	5,000		$137,792	(6,392)
ICICI Bank Ltd.	1,800		61,924	(14,350)
Infosys Ltd.	5,600		299,681	(11,953)
Tata Motors Ltd.	11,500		191,898	2,452

				(30,243)

Indonesia
Aneka Tambang Tbk PT	48,500	IDR	91,945,000	(1,493)
Astra Agro Lestari Tbk PT	44,500		978,284,700	(1,542)
Bank Rakyat Indonesia Persero Tbk PT	66,000		413,327,948	3,476
Indofood Sukses Makmur Tbk PT	315,000		1,575,633,338	(14,133)
Kalbe Farma Tbk PT	451,000		1,549,427,788	(1,885)
Telekomunikasi Indonesia Tbk PT	800		$26,673	(2,081)
United Tractors Tbk PT	7,500	IDR	175,739,770	2,380

				(15,278)

Ireland
Covidien PLC	5,400		$249,861	(6,807)
Ingersoll-Rand PLC	11,000		338,601	(3,431)
Seagate Technology PLC	13,100		205,560	9,280

				(958)

The accompanying notes are an integral part of these financial statements.	(Continued)

110	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Korea
BS Financial Group, Inc.	7,740	KRW	95,168,074	$(8,308)
Daelim Industrial Co., Ltd.	1,211		116,376,157	(6,378)
DGB Financial Group, Inc.	1,320		18,609,000	(1,315)
Dongbu Insurance	676		33,723,824	2,140
Dongkuk Steel Mill Co., Ltd.	5,460		127,780,338	(13,547)
GS Engineering & Construction Corp.	113		12,206,060	(1,540)
Hanwha Corp.	2,320		76,328,514	612
Hyundai Department Store Co.	557		90,556,387	335
Hyundai Motor Co.	2,187		476,018,332	(8,117)
Hyundai Securities Co.	19,100		166,981,026	(1,674)
Industrial Bank of Korea	1,830		30,068,500	(6,236)
Kia Motors Corp.	1,286		94,776,198	(7,647)
Korea Investment Holdings Co., Ltd.	3,070		103,946,473	6,805
Korean Air Lines Co., Ltd.	3,739		172,661,948	(8,376)
KP Chemical	4,390		62,265,273	(73)
LG Display Co., Ltd.	16,200		$164,812	5,774
Lotte Shopping Co.	216	KRW	72,211,223	1,074
Mirae Asset Securities Co.	1,830		55,661,494	1,923
Samsung Card Co.	7		413,113	(122)
Samsung Heavy Industries Co., Ltd.	4,320		129,679,539	(7,623)
Shinhan Financial Group Co., Ltd.	900		$69,451	(8,062)
Shinsegae Co.	875	KRW	223,945,693	(8,107)
SK Holdings Co., Ltd.	161		21,773,160	(1,978)
SK Innovation Co., Ltd.	62		10,179,867	(1,182)
SK Telecom Co., Ltd.	25,500		$353,633	(6,578)
Woori Finance Holdings Co., Ltd.	3,928	KRW	137,861,635	(8,090)

				(86,290)

Malyasia
AirAsia BHD	1,600	MYR	6,194	(53)
Alliance Financial Group	31,300		110,276	4,201
AMMB Holdings Bhd	33,900		215,804	(4,467)
Axiata Group Bhd	4,900		24,843	109
DiGi.Com Bhd	132,400		502,802	3,325
Genting Bhd	1,200		12,696	155
Hong Leong Bank Bhd	19,200		208,362	278

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Malyasia (continued)
Petronas Chemicals Group	52,800	MYR	325,127	$567
Petronas Gas BHD	17,600		253,047	4,530
RHB Capital Bhd	9,600		70,492	398
SP Setia Bhd	6,900		26,610	(8)
Telekom Malaysia Bhd	6,300		25,194	1,914

				10,949

Mexico
Alfa SAB de CV	24,700	MXN	3,996,241	(17,171)
Coca-Cola Femsa SAB de CV	1,100		$101,748	2,982
Grupo Mexico SA	23,300	MXN	861,434	(470)
Grupo Modelo SAB de CV	33,800		2,778,567	14,034
Kimberly-Clark de Mexico SAB de CV	9,400		682,001	2,254
Wal-Mart de Mexico SAB de CV	27,400		953,682	6,861

				8,490

Peru
Cia de Minas Buenaventura SA	1,300		$53,209	(3,367)

Poland
KGHM Polska Miedz SA	872	PLN	149,724	(15,573)
Polskie Gornictwo Naftowe i Gazownictwo SA	12,540		51,301	(68)
Powszechny Zaklad Ubezpieczen SA	281		90,049	(1,022)
Tauron Polska Energia SA	89,177		473,506	545

				(16,118)

South Africa
ABSA Group	1,522	ZAR	214,762	(61)
Arrowhead Properties Ltd., A Shares	418		—	294
Arrowhead Properties Ltd., B Shares	418		—	210
Barlowworld Ltd.	14,425		1,066,611	1,968
Discovery Holdings Ltd.	873		34,945	369
Growthpoint Properties Ltd.	12,545		232,342	44
Imperial Holdings	4,855		590,141	1,175
Investec Ltd.	11,387		514,837	(1,748)
Liberty Holdings Ltd.	17,673		1,403,542	79
Naspers Ltd.	1,765		625,116	(339)
Nedbank Group Ltd.	4,640		664,851	835
Redefine Properties Ltd.	13,262		106,426	(1,023)
Sanlam Ltd.	49,748		1,428,825	272
Sasol Ltd.	700		$32,590	590
Woolworths Holdings Ltd.	45,244	ZAR	1,738,631	2,879

				5,544

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	111

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Switzerland
ACE Ltd.	1,900		$121,438	$11,790
TE Connectivity Ltd.	15,400		454,764	19,710
Tyco International Ltd.	3,600		165,891	2,265

				33,765

Taiwan
Acer, Inc.	131,000	TWD	4,557,590	1,087
Advanced Semiconductor Engineering	108,000		3,011,267	(6,924)
Asustek Computer, Inc.	16,220		3,631,132	(4,669)
Catcher Technology Co., Ltd.	6,000		1,000,700	(5,261)
China Life Insurance	61,000		1,474,730	531
China Motor Corp.	211,000		6,124,594	(10,890)
China Petrochemical Development Corp.	177,900		5,590,338	(26,518)
Chunghwa Telecom Co., Ltd.	1,000		$34,446	(1,166)
E Sun Financial Holdings	35,000	TWD	484,911	(945)
Eva Airways Corp.	30,500		598,332	(453)
Evergreen Marine Corp.	125,000		1,947,763	(1,245)
Formosa Chemical & Fire Co.	23,000		1,964,892	(4,284)
Formosa Plastics Corp.	7,000		606,600	(1,374)
Fubon Financial Holding Co., Ltd.	46,000		1,469,272	70
HTC Corp.	9,000		5,490,961	(33,829)
Lite-On Technology Corp.	18,000		518,650	3,122
Nan Ya Plastics Corp.	37,000		2,410,513	(6,232)
Pegatron Corp.	54,000		1,647,352	4,270
President Chain Store Corp.	28,000		4,745,063	(4,226)
Realtek Semiconductor Corp.	62,100		2,838,539	(2,889)
SinoPac Financial Holdings Co., Ltd.	146,000		1,344,534	(1)
Taishin Financial Holding Co., Ltd.	32,000		357,475	(726)
Taiwan Business Bank	162,000		1,474,411	1,168
Taiwan Cooperative Financial Holding	25,000		451,760	107
Taiwan Semiconductor Manufacturing Co., Ltd.	25,900		$321,893	12,476
Teco Electric and Machinery Co., Ltd.	149,000	TWD	2,508,356	4,892
Tripod Technology Corp.	44,330		3,332,550	(3,286)
Uni-President Enterprises Corp.	195,960		8,271,837	12,758
Yang Ming Marine Transport Corp.	78,100		1,181,400	(7,853)

				(82,290)

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
Thailand
Advanced Info Service PCL	11,000	THB	1,452,314	$2,871
Bangkok Bank PCL	1,000		167,250	(443)
Charoen Pokphand Foods PCL	88,300		2,897,203	410
Krung Thai Bank PCL	14,800		300,740	(2,556)
PTT PCL	400		140,400	(426)
Thai Oil PCL	3,400		257,100	(1,859)

				(2,003)

Turkey
Asya Katilim Bankasi AS	56,248	TRY	105,946	(8,825)
BIM Birlesik Magazalar AS	1,158		63,448	(1,436)
Turkiye Vakiflar Bankasi Tao	94,876		286,051	(28,566)

				(38,827)

United Kingdom
China Construction Bank Corp.	375,000	HKD	2,033,975	(1,409)
Ensco PLC	100		$4,162	530

				(879)

United States
99 Cents Only Stores	13,600		$273,833	24,687
Acxiom Corp.	10,700		121,403	9,244
Advance Auto Parts, Inc.	2,600		143,733	37,305
AECOM Technology Corp.	15,100		320,716	(10,109)
Aeropostale, Inc.	49,200		690,250	60,050
AES Corp./The	46,900		530,336	24,959
Aetna, Inc.	9,800		393,368	20,094
AGCO Corp.	10,900		466,586	1,787
Agilent Technologies, Inc.	22,700		818,181	(25,270)
AK Steel Holding Corp.	82,700		683,268	(166)
Alaska Air Group, Inc.	4,500		273,621	64,284
Albemarle Corp.	3,600		175,373	10,063
Alexander & Baldwin, Inc.	600		24,670	(178)
Alexandria Real Estate Equities, Inc.	8,600		593,862	(720)
Alliant Energy Corp.	200		8,068	754
Alliant Techsystems, Inc.	6,700		399,159	(16,187)
Alpha Natural Resources, Inc.	8,300		163,539	6,030
Altera Corp.	3,400		127,505	(1,365)
Amazon.com, Inc.	1,000		173,625	(525)
American Capital Ltd.	203,300		1,429,017	(60,808)
American Eagle Outfitters, Inc.	51,300		630,289	154,088
American Electric Power Co., Inc.	1,500		56,253	5,712

The accompanying notes are an integral part of these financial statements.	(Continued)

112	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
American Financial Group, Inc.	11,400	$387,074	$33,472
Ameriprise Financial, Inc.	26,000	1,188,308	102,332
AmerisourceBergen Corp.	10,600	397,876	(3,662)
Anadarko Petroleum Corp.	800	61,156	(92)
Analog Devices, Inc.	1,300	45,446	1,068
AO Smith Corp.	4,300	163,817	8,699
Aon Corp.	5,900	284,617	(8,497)
Apartment Investment & Management Co.	3,600	83,900	(1,424)
Apollo Group, Inc.	8,200	387,788	53,946
Applied Industrial Technologies, Inc.	6,100	198,496	16,041
Applied Materials, Inc.	30,300	332,308	(7,795)
AptarGroup, Inc.	3,000	146,871	9,639
Archer-Daniels-Midland Co	15,300	439,891	(2,311)
Ariba , Inc.	300	9,544	(1,120)
Armstrong World Industries, Inc.	4,700	173,497	32,692
Arris Group, Inc.	800	8,682	(26)
Arrow Electronics, Inc.	10,700	359,719	40,568
Associated Banc-Corp.	23,900	265,053	1,910
Assurant, Inc.	23,200	860,144	92,448
AT&T, Inc.	9,600	278,606	11,698
Atmel Corp.	32,600	319,954	(55,894)
Atmos Energy Corp.	500	16,779	(104)
Autodesk, Inc.	9,400	262,230	22,872
Autoliv, Inc.	1,300	65,481	4,056
Automatic Data Processing, Inc.	700	32,392	5,415
AutoNation, Inc.	1,500	49,100	6,205
AutoZone, Inc.	1,500	493,336	(5,881)
Avista Corp.	2,600	63,590	3,360
Avnet, Inc.	20,800	597,078	49,594
Avon Products, Inc.	9,900	219,691	(46,738)
Baker Hughes, Inc.	3,600	185,976	(10,872)
Ball Corp.	100	3,490	81
Banco Santander Chile	200	15,176	(36)
Bank of America Corp.	1,500	7,967	373
Barnes & Noble, Inc.	28,300	388,118	21,666
BB&T Corp.	1,500	34,164	3,591
Bed Bath & Beyond, Inc.	11,400	664,721	(3,863)
Belden, Inc.	5,600	153,336	33,032
Benchmark Electronics, Inc.	10,000	132,120	2,580
Best Buy Co., Inc.	4,600	106,639	863
Big Lots, Inc.	21,700	764,762	54,630
Biogen Idec, Inc.	8,000	814,490	65,910
Bio-Rad Laboratories, Inc.	4,900	488,366	(17,770)
BMC Software, Inc.	31,400	1,194,097	(164,805)
Brady Corp.	900	28,503	(90)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
BRE Properties, Inc.	300	$15,287	$(143)
Brinker International, Inc.	1,100	25,660	3,776
Brink’s Co/The	14,500	377,213	12,547
Broadridge Financial Solutions, Inc.	6,100	125,017	12,538
Brocade Communications Systems, Inc.	172,900	784,457	112,894
Brown & Brown, Inc.	5,800	119,059	12,195
Buckle, Inc./The	1,900	75,733	1,920
CA, Inc.	100	2,106	(85)
Cabot Corp.	15,500	511,313	(13,143)
Cabot Oil & Gas Corp.	5,300	392,928	9,342
Cadence Design Systems, Inc.	600	6,022	218
Camden Property Trust	4,100	244,129	11,055
Cameron International Corp.	6,900	338,921	490
Capella Education Co.	8,700	283,665	29,970
Capital One Financial Corp.	1,300	54,625	352
CapitalSource, Inc.	57,900	374,289	13,641
Cardinal Health, Inc.	22,900	957,084	(27,115)
Career Education Corp.	29,895	228,217	10,047
Carlisle Cos, Inc.	4,900	204,755	12,315
Carpenter Technology Corp.	4,400	221,660	4,852
Catalyst Health Solutions, Inc.	11,900	652,692	(33,892)
CBS Corp.	20,400	504,898	48,758
Celanese Corp.	12,400	534,355	14,593
CenterPoint Energy, Inc.	21,300	424,183	3,734
Central European Distribution Corp.	1,700	10,301	(2,863)
CF Industries Holdings, Inc.	3,300	475,079	3,355
Charles River Laboratories International, Inc.	6,300	169,478	2,701
Chemed Corp.	2,700	139,783	(1,516)
China Petroleum & Chemical Corp.	2,700	273,312	10,323
Church & Dwight Co., Inc.	400	18,480	(176)
Cia de Bebidas das Americas	2,100	71,719	4,070
CIGNA Corp.	18,800	834,009	(44,409)
Cimarex Energy Co.	3,100	210,224	(18,334)
Cisco Systems, Inc.	8,300	131,891	18,173
Citrix Systems, Inc.	400	24,453	(165)
CLARCOR, Inc.	2,700	133,196	1,777
Clean Harbors , Inc.	5,700	313,274	49,987
CNA Financial Corp.	8,600	215,777	14,273
Coach, Inc.	4,200	257,698	(1,330)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	113

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Coca-Cola Enterprises , Inc.	10,300	$276,554	$(11,020)
Colgate-Palmolive Co.	900	82,948	203
Columbia Sportswear Co.	600	30,427	(2,497)
Commerce Bancshares, Inc.	2,505	93,018	2,473
CommonWealth REIT	24,700	477,461	(66,453)
Community Health Systems, Inc.	22,500	414,648	(22,023)
Computer Sciences Corp.	19,300	548,811	(91,401)
Compuware Corp.	57,300	490,682	(13,946)
Comtech Telecommunications Corp.	3,600	101,348	1,684
ConAgra Foods, Inc.	9,500	235,341	15,459
Consol Energy, Inc.	22,100	871,529	(60,459)
Constellation Brands, Inc.	5,200	101,379	6,105
Continental Resources , Inc.	100	6,902	(231)
Convergys Corp.	7,800	77,877	21,729
Con-way, Inc.	35,700	961,912	79,100
Cooper Cos., Inc./The	6,900	484,886	1,702
Copart, Inc.	3,500	161,638	5,978
CoreLogic, Inc.	22,900	247,007	49,090
Corn Products International, Inc.	11,800	566,371	54,191
Corning, Inc.	6,800	88,115	149
Corporate Executive Board Co./The	4,200	133,870	26,150
Corrections Corp. of America	15,800	337,089	(15,243)
Costco Wholesale Corp.	2,200	175,040	8,264
Covance, Inc.	11,100	521,737	(14,245)
Coventry Health Care, Inc.	11,800	367,405	(9,039)
CR Bard, Inc.	1,500	134,103	(5,853)
Crane Co.	13,300	579,902	41,341
Crown Holdings, Inc.	26,400	889,802	(3,290)
CSX Corp.	16,700	358,669	(6,967)
Cummins, Inc.	8,600	785,107	(28,135)
Curtiss-Wright Corp.	800	24,122	4,142
Cytec Industries, Inc.	8,100	325,586	36,079
DaVita, Inc.	6,900	509,061	14,028
Dell, Inc.	10,900	162,215	(2,748)
Delta Air Lines, Inc.	19,600	152,309	6,255
Denbury Resources, Inc.	23,400	355,926	(2,586)
Devon Energy Corp.	3,200	205,397	(6,997)
DeVry, Inc.	30,000	1,211,325	(57,525)
Digital River, Inc.	10,500	158,881	(1,171)
Discover Financial Services	40,500	968,676	3,324
DISH Network Corp.	65,100	1,685,962	168,086

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Dolby Laboratories, Inc.	15,200	$462,730	$1,022
Dollar Tree, Inc.	2,000	149,678	16,542
Donaldson Co., Inc.	1,300	71,334	17,170
Dr Pepper Snapple Group, Inc.	1,100	43,627	(198)
DreamWorks Animation SKG, Inc.	1,600	28,216	(1,664)
Dresser-Rand Group, Inc.	10,500	497,266	26,789
DST Systems, Inc.	8,800	405,765	(5,189)
DTE Energy Co.	1,300	68,458	2,327
Dun & Bradstreet Corp./The	2,400	159,800	19,792
Earthlink, Inc.	24,200	172,956	(17,108)
East West BanCorp., Inc.	20,500	370,759	34,116
Eastman Chemical Co.	11,500	465,067	(15,877)
Eastman Kodak Co.	171,000	219,369	(108,305)
eBay, Inc.	6,300	189,351	1,728
Edison International	9,300	349,270	35,750
Edwards Lifesciences Corp.	800	54,784	1,776
Electronic Arts, Inc.	24,800	569,073	(58,193)
EMCOR Group, Inc.	7,200	170,020	23,012
Endo Pharmaceuticals Holdings, Inc.	13,300	389,638	69,611
Energen Corp.	3,200	164,408	(4,408)
Entergy Corp.	1,300	85,289	9,676
EQT Corp.	4,500	246,479	76
Expeditors International of Washington, Inc.	1,300	64,930	(11,682)
EzCorp., Inc.	18,200	491,754	(11,820)
Family Dollar Stores, Inc.	1,400	76,732	3,992
Fidelity National Financial, Inc.	15,400	238,142	7,180
Fifth Third BanCorp.	56,400	645,061	72,347
FirstEnergy Corp.	900	39,427	443
Fiserv, Inc.	3,900	212,828	16,258
Flowserve Corp.	200	16,964	2,900
Fluor Corp.	4,000	203,739	(2,739)
FMC Corp.	2,000	155,028	17,052
Fomento Economico Mexcano SAB de CV	900	58,592	4,147
Foot Locker, Inc.	19,800	426,289	45,743
Forest Laboratories, Inc.	12,300	395,193	(22,995)
Forest Oil Corp.	20,000	242,202	28,798
Fossil, Inc.	400	32,422	(678)
Fulton Financial Corp.	42,400	390,394	25,550
GameStop Corp.	12,300	294,189	2,610
Gardner Denver, Inc.	6,700	516,691	(389)
Gartner, Inc.	8,900	326,174	(16,721)
General Cable Corp.	8,500	217,340	(4,755)
General Dynamics Corp.	2,400	151,649	7,735
GenOn Energy, Inc.	54,100	147,810	(6,609)
Gen-Probe, Inc.	2,200	130,218	(154)
Genuine Parts Co.	3,100	175,353	14,367

The accompanying notes are an integral part of these financial statements.	(Continued)

114	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Global Payments, Inc.	7,400	$325,709	$24,903
Gold Fields Ltd.	3,900	65,632	(6,157)
Graco, Inc.	4,500	172,796	11,209
GrafTech International Ltd.	12,700	169,968	3,387
Greif, Inc.	2,900	137,207	(5,112)
Grupo Televisa SAB	800	14,919	1,929
Guess?, Inc.	38,400	1,267,773	(122,685)
Halliburton Co.	16,200	560,386	(1,324)
Hanover Insurance Group, Inc./The	9,500	334,479	(2,454)
Hansen Natural Corp.	13,900	1,229,273	51,473
Harman International Industries, Inc.	29,400	1,095,969	22,407
Hartford Financial Services Group, Inc.	17,000	286,470	(10,220)
Hasbro, Inc.	4,200	151,951	(18,013)
HB Fuller Co.	3,600	81,982	1,214
HCC Insurance Holdings, Inc.	21,600	590,386	3,614
Health Net, Inc.	25,100	640,032	123,510
Heartland Express, Inc.	4,900	68,490	1,531
Helix Energy Solutions Group, Inc.	10,000	158,681	(681)
Herman Miller, Inc.	3,500	65,937	(1,362)
Hershey Co./The	2,400	138,765	9,507
Hess Corp.	13,600	814,834	(42,354)
Hill-Rom Holdings, Inc.	10,800	335,221	28,631
HollyFrontier Corp.	22,400	633,535	(109,375)
Honeywell International, Inc.	1,100	50,567	9,218
Hormel Foods Corp.	7,000	195,992	9,038
Hospitality Properties Trust	7,700	175,792	1,154
HUB Group, Inc.	12,500	410,131	(4,756)
Hubbell, Inc.	1,300	80,527	6,391
Humana, Inc.	13,000	1,041,679	97,251
Huntington Bancshares, Inc.	128,900	677,586	30,075
IAC/InterActiveCorp.	6,700	278,183	7,237
IHS, Inc.	1,300	101,367	10,641
Informatica Corp.	500	19,964	(1,499)
Ingram Micro, Inc.	51,500	904,610	32,175
Integrated Device Technology, Inc.	43,000	260,512	(25,732)
Integrys Energy Group, Inc.	600	31,117	1,391
International Game Technology	12,000	187,951	18,449
International Rectifier Corp.	12,400	247,932	(7,124)
Interpublic Group of Cos, Inc./The	124,500	1,100,837	110,548
Itron, Inc.	6,900	244,573	2,240
ITT Corp.	69,100	1,342,179	(6,476)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
ITT Educational Services, Inc.	12,400	$743,243	$(37,807)
Jabil Circuit, Inc.	47,500	835,988	97,862
Jacobs Engineering Group, Inc.	1,200	46,419	2,277
JDS Uniphase Corp.	32,400	345,936	(7,680)
JM Smucker Co./The	5,600	423,735	14,017
Jones Lang LaSalle, Inc.	9,100	546,035	11,431
Joy Global, Inc.	1,900	155,400	(12,957)
JPMorgan Chase & Co.	1,300	42,642	583
KBR, Inc.	47,400	1,376,083	(55,045)
Kennametal, Inc.	3,800	135,365	3,411
KeyCorp.	103,200	728,609	64,999
Knight Capital Group, Inc.	19,400	255,736	(26,428)
Kroger Co./The	14,800	345,636	12,820
L, Inc.are Holdings, Inc.	1,000	23,530	2,180
L, Inc.oln Electric Holdings, Inc.	6,300	227,572	18,884
L, Inc.oln National Corp.	8,700	171,635	(2,681)
Lam Research Corp.	11,400	439,800	(17,772)
Landstar System, Inc.	9,800	432,931	36,685
Las Vegas Sands Corp.	2,400	98,568	3,984
Leucadia National Corp.	3,200	82,252	(9,484)
Lexmark International, Inc.	1,900	60,825	2,008
Liberty Interactive Corp.	29,700	464,891	16,694
Liberty Property Trust	1,300	43,497	(3,353)
Life Technologies Corp.	5,800	227,570	(1,892)
LKQ Corp.	1,100	32,485	603
Loews Corp.	10,100	380,150	115
Lorillard, Inc.	1,700	189,850	3,950
LSI Corp.	124,300	775,196	(35,611)
Mack-Cali Realty Corp.	1,400	43,184	(5,818)
Macy’s, Inc.	15,700	448,312	56,914
Magellan Health Services, Inc.	3,100	152,877	480
Manitowoc Co., Inc./The	7,600	67,705	2,139
Manpower, Inc.	15,200	598,458	(55,058)
Marathon Oil Corp.	33,000	870,839	95,071
Marsh & McLennan Cos., Inc.	5,100	147,066	14,196
Mattel, Inc.	3,100	83,007	3,049
McDermott International, Inc.	129,200	1,720,809	(233,717)
McGraw-Hill Cos., Inc./The	2,500	105,337	7,088
McKesson Corp.	8,400	651,251	3,193
MeadWestvaco Corp.	4,500	130,916	3,859
Medicis Pharmaceutical Corp.	3,000	97,846	1,904
Meredith Corp.	1,100	30,172	5,743
MetroPCS Communications , Inc.	73,100	685,239	(50,731)
MICROS Systems, Inc.	5,300	246,155	719

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	115

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Microsemi Corp.	100	$1,626	$49
Microsoft Corp.	1,700	44,831	(699)
Minerals Technologies, Inc.	7,800	441,959	(1,025)
MKS Instruments, Inc.	39,200	948,731	141,813
Molex, Inc.	3,900	92,146	908
Monsanto Co.	1,600	116,898	(4,786)
Monster Worldwide, Inc.	13,500	120,938	(13,883)
Mosaic Co./The	1,600	98,838	(18,150)
Motorola Solutions, Inc.	14,100	632,802	19,887
Murphy Oil Corp.	13,500	716,043	36,447
Myriad Genetics, Inc.	21,800	432,890	23,602
National Fuel Gas Co.	1,100	72,850	(11,712)
National Instruments Corp.	2,300	59,525	160
Navistar International Corp.	26,400	1,005,447	(5,415)
NCR Corp.	46,700	820,856	(52,174)
NeuStar, Inc.	400	13,462	206
New York Times Co./The	43,400	320,540	14,942
Newfield Exploration Co.	10,600	434,548	(34,610)
News Corp.	19,900	335,913	19,103
NII Holdings, Inc.	20,900	636,606	(191,436)
NIKE, Inc.	2,800	236,506	33,330
NiSource, Inc.	400	9,458	66
Noble Energy, Inc.	1,800	168,382	1,520
Nordson Corp.	5,000	217,852	(11,952)
Norfolk Southern Corp.	1,600	113,451	3,124
Northeast Utilities	500	17,322	713
NRG Energy, Inc.	3,700	76,836	(9,792)
NuVasive, Inc.	1,200	14,699	409
NV Energy, Inc.	12,300	184,420	16,685
NVIDIA Corp.	500	6,925	5
Oceaneering International, Inc.	12,300	516,416	50,983
OGE Energy Corp.	6,700	337,980	41,977
Oil States International, Inc.	500	37,357	828
Old Dominion Freight Line, Inc.	6,200	212,032	39,254
Old National BanCorp.	4,800	55,355	565
Olin Corp.	200	3,859	71
Omnicare, Inc.	800	27,707	(147)
Omnicom Group, Inc.	1,300	52,004	5,950
ON Semiconductor Corp.	45,900	342,154	12,194
ONEOK, Inc.	900	75,800	2,221
Onyx Pharmaceuticals, Inc.	6,700	216,913	77,552
Orbital Sciences Corp.	42,000	632,427	(22,167)
Owens & Minor, Inc.	600	17,350	(676)
Owens-Illinois, Inc.	39,100	723,041	34,717
Packaging Corp. of America	2,600	68,358	(2,734)
Pall Corp.	5,500	270,784	43,541
Panera Bread Co.	200	27,946	344

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Parker Hannifin Corp.	1,500	$114,918	$(543)
Patriot Coal Corp.	36,200	362,266	(55,652)
Patterson-UTI Energy, Inc.	64,300	1,372,007	(87,293)
Penn National Gaming, Inc.	1,500	56,959	146
PerkinElmer, Inc.	10,000	219,600	(19,600)
Perrigo Co.	1,500	148,792	(2,842)
Petroleo Brasileiro SA	15,300	374,238	(14,841)
PetSmart, Inc.	1,400	59,472	12,334
Plains Exploration & Production Co.	12,500	357,179	101,821
Plexus Corp.	8,100	223,941	(2,163)
PMC - Sierra, Inc.	36,700	210,417	(8,200)
PNC Financial Services Group, Inc.	7,000	365,175	38,515
PNM Resources, Inc.	1,200	21,992	(116)
Polaris Industries, Inc.	2,800	166,434	(9,690)
Polycom, Inc.	29,800	487,926	(2,186)
Pool Corp.	3,500	94,302	11,048
Popular, Inc.	289,000	517,940	(116,230)
Portland General Electric Co.	4,700	110,408	8,455
ProAssurance Corp.	600	45,304	2,588
Protective Life Corp.	40,000	752,033	150,367
Public Service Enterprise Group, Inc.	2,900	93,732	1,997
Pulte Group, Inc.	71,500	364,038	87,127
PVH Corp.	7,600	518,736	16,988
QLogic Corp.	40,700	602,175	8,325
Quest Software, Inc.	17,900	304,310	28,630
RadioShack Corp.	40,400	476,847	(84,563)
RalCorp. Holdings, Inc.	3,600	291,656	16,144
Rayonier, Inc.	4,200	179,332	8,114
Raytheon Co.	4,900	213,026	24,036
Red Hat, Inc.	9,000	377,447	(5,837)
Reinsurance Group of America, Inc.	14,100	731,760	4,965
Reliance Steel & Aluminum Co.	7,000	304,531	36,299
Republic Services, Inc.	1,300	37,380	(1,565)
Reynolds American, Inc.	1,100	40,569	4,993
Rock-Tenn Co.	1,600	89,212	3,108
Rockwell Automation, Inc.	5,400	325,695	70,503
Rockwood Holdings, Inc.	11,500	454,962	(2,207)
Ross Stores, Inc.	24,900	999,895	183,602
Rowan Cos., Inc.	23,900	783,409	(58,522)
RPM International, Inc.	5,100	113,717	11,488
Ruddick Corp.	2,300	98,588	(516)
Ryder System, Inc.	8,600	392,796	64,208
SAIC, Inc.	2,500	30,913	(188)
Sara Lee Corp.	25,000	447,480	25,520
Scripps Networks Interactive, Inc.	2,900	124,682	(1,664)

The accompanying notes are an integral part of these financial statements.	(Continued)

116	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
SEACOR Holdings, Inc.	7,900	$703,087	$(303)
Sealed Air Corp.	26,100	467,618	(18,437)
Sears Holdings Corp.	13,100	550,538	(134,220)
SEI Investments Co.	2,700	43,498	3,347
Sempra Energy	600	31,059	1,941
Semtech Corp.	1,000	22,220	2,600
Sensient Technologies Corp.	400	14,191	969
Service Corp. International	39,300	404,353	14,192
Shaw Group, Inc./The	34,300	825,387	97,283
Silgan Holdings, Inc.	2,700	101,586	2,742
Skyworks Solutions, Inc.	3,800	61,205	431
SLM Corp.	36,300	494,636	(8,216)
SM Energy Co.	8,800	670,061	(26,781)
Snap-on, Inc.	7,900	409,481	(9,583)
Sohu.com , Inc.	3,800	209,556	(19,556)
Solera Holdings, Inc.	400	18,020	(204)
Sotheby’s	18,400	550,105	(25,153)
Southern Copper Corp.	100	3,546	(528)
Southwestern Energy Co.	8,800	285,944	(4,872)
Sprint Nextel Corp.	51,400	122,192	(1,916)
SPX Corp.	15,000	836,903	67,147
St Jude Medical, Inc.	1,300	46,162	(1,572)
Staples, Inc.	21,100	311,347	(18,268)
Starbucks Corp.	13,100	544,372	58,359
State Street Corp.	6,300	231,085	22,868
Steel Dynamics, Inc.	58,400	699,750	68,210
Stifel Financial Corp.	1,300	41,451	214
Stryker Corp.	300	14,625	288
SunTrust Banks, Inc.	5,300	104,250	(10,440)
SUPERVALU, Inc.	2,100	16,128	924
Symantec Corp.	10,400	177,524	(14,764)
Synopsys, Inc.	21,500	551,882	32,918
Taubman Centers, Inc.	1,800	106,370	5,410
Tech Data Corp.	14,100	667,200	29,481
Techne Corp.	2,700	189,113	(4,811)
Tekelec	57,600	477,504	152,064
Teledyne Technologies, Inc.	10,000	539,733	8,767
Tellabs, Inc.	256,300	1,080,628	(45,176)
Teradata Corp.	15,000	757,898	(30,248)
Teradyne, Inc.	5,100	68,789	724
Tetra Tech, Inc.	4,400	86,940	8,056
Thermo Fisher Scientific, Inc.	900	40,043	430
Thomas & Betts Corp.	8,100	383,045	59,215
Thoratec Corp.	14,800	486,560	10,128
TIBCO Software, Inc.	27,100	633,117	14,844
Time Warner Cable, Inc.	5,000	316,441	1,409
Timken Co.	23,000	901,503	(11,173)
TJX Cos., Inc.	1,000	58,948	5,602
Toro Co./The	5,000	268,531	34,769
Total System Services, Inc.	8,900	173,683	401

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Towers Watson & Co.	10,500	$624,613	$4,652
Tractor Supply Co.	5,700	397,120	2,735
Travelers Cos., Inc./The	3,200	163,004	26,340
Trimble Navigation Ltd.	2,400	86,750	17,410
Tupperware Brands Corp.	17,200	995,201	(32,517)
Tutor Perini Corp.	49,400	680,195	(70,599)
tw telecom, Inc.	8,600	157,176	9,492
Tyson Foods, Inc.	26,500	505,347	41,613
UDR, Inc.	5,800	142,623	2,957
UGI Corp.	5,500	153,005	8,695
Unit Corp.	16,400	789,160	(28,200)
United Continental Holdings, Inc.	5,300	109,017	(9,006)
United Microelectronics Corp.	6,100	11,696	1,358
United States Steel Corp.	20,400	523,550	16,234
Universal Health Services, Inc.	19,100	723,431	18,795
Unum Group	21,000	452,580	(10,110)
URS Corp.	13,100	462,203	(2,131)
US BanCorp.	1,600	37,265	6,015
Vale SA	27,300	627,285	(64,905)
Valero Energy Corp.	21,100	473,827	(29,672)
Varian Medical Systems, Inc.	600	33,673	6,605
VeriSign, Inc.	5,500	163,938	32,522
Verizon Communications, Inc.	400	15,938	110
Vertex Pharmaceuticals, Inc.	2,100	68,090	1,651
Viacom, Inc.	4,700	218,032	(4,605)
Vishay Intertechnology, Inc.	2,600	26,480	(3,106)
Vornado Realty Trust	300	22,880	178
WABCO Holdings, Inc.	20,500	937,382	(47,682)
Wabtec Corp.	3,200	194,238	29,602
Walter Energy, Inc.	10,000	721,312	(115,712)
Warnaco Group, Inc./The	3,700	180,941	4,207
Washington Federal, Inc.	7,300	98,033	4,094
Washington Post Co./The	100	41,382	(3,701)
Waters Corp.	2,500	212,660	(27,535)
Watson Pharmaceuticals, Inc.	9,500	617,982	(44,752)
Websense, Inc.	4,700	88,848	(817)
Webster Financial Corp.	1,900	34,847	3,894
WellPoint, Inc.	2,100	137,032	2,093
Wells Fargo & Co.	3,600	94,058	5,158
Werner Enterprises, Inc.	2,300	54,165	1,265
Western Digital Corp.	18,200	542,055	21,235
WGL Holdings, Inc.	800	34,617	759
Whiting Petroleum Corp.	11,100	498,785	19,474
Whole Foods Market, Inc.	500	34,015	775

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	117

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Williams-Sonoma, Inc.	24,000	$851,037	$72,963
Wolverine World Wide, Inc.	7,300	265,154	(4,982)
Wyndham Worldwide Corp.	17,900	560,793	116,364
Yahoo!, Inc.	18,100	285,066	6,887
Yum! Brands, Inc.	3,500	182,191	24,344
Zebra Technologies Corp.	15,100	524,136	16,142
Zimmer Holdings, Inc.	300	16,188	(162)

			2,490,213

Total Long Positions			2,216,143

Short Positions

Netherlands
Schlumberger Ltd.	(8,900)	(627,353)	19,394

Panama
Carnival Corp.	(8,700)	(288,535)	4,567

Switzerland
Noble Corp.	(16,600)	(551,305)	49,653
Transocean Ltd.	(19,100)	(856,202)	122,953
Weatherford International Ltd.	(48,300)	(758,257)	51,145

			223,751

United States
3M Co.	(4,900)	(399,294)	(1,183)
Abbott Laboratories	(1,700)	(90,058)	(5,533)
Abercrombie & Fitch Co.	(1,700)	(104,144)	21,116
Activision Blizzard, Inc.	(5,800)	(67,929)	(3,527)
Actuant Corp.	(32,400)	(688,622)	(46,534)
Acuity Brands, Inc.	(15,900)	(736,300)	(106,400)
Adobe Systems, Inc.	(13,800)	(383,085)	(7,041)
ADTRAN, Inc.	(18,900)	(576,605)	6,581
Advent Software, Inc.	(6,700)	(157,757)	(5,455)
Aflac, Inc.	(7,900)	(315,969)	(25,785)
Air Products & Chemicals, Inc.	(2,900)	(243,373)	(3,678)
Airgas, Inc.	(700)	(48,050)	(6,606)
Akamai Technologies, Inc.	(9,200)	(289,459)	(7,517)
Alcoa, Inc.	(51,000)	(466,189)	25,039
Alere, Inc.	(10,100)	(253,689)	20,480
Alexion Pharmaceuticals, Inc.	(2,000)	(112,691)	(30,309)
Alkermes Plc	(5,600)	(97,105)	(111)
Allegheny Technologies, Inc.	(25,300)	(1,183,776)	(25,564)
Allegiant Travel Co	(1,500)	(66,988)	(13,022)
Alliance Data Systems Corp.	(6,400)	(626,658)	(37,918)
Allstate Corp./The	(900)	(22,869)	(1,800)
Altria Group, Inc.	(8,200)	(228,103)	(15,027)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Amedisys, Inc.	(54,900)	$(723,611)	$124,652
Ameren Corp.	(500)	(14,840)	(1,725)
American Express Co.	(12,200)	(588,545)	13,071
American Public Education, Inc.	(13,600)	(496,409)	(92,199)
American Tower Corp.	(200)	(11,634)	(368)
American Water Works Co., Inc.	(400)	(11,695)	(1,049)
AMERIGROUP Corp.	(13,000)	(685,154)	(82,886)
AMETEK, Inc.	(1,600)	(63,399)	(3,961)
Amgen, Inc.	(3,200)	(181,946)	(23,526)
Amphenol Corp.	(18,200)	(812,261)	(13,837)
Anixter International, Inc.	(6,400)	(363,916)	(17,780)
Annaly Capital Management, Inc.	(1,000)	(17,866)	1,906
ANSYS, Inc.	(2,400)	(139,377)	1,905
Apache Copr.	(1,800)	(173,785)	10,741
Apple, Inc.	(1,200)	(466,246)	(19,754)
Arch Coal, Inc.	(5,600)	(101,279)	20,023
Arthur J Gallagher & Co.	(2,500)	(82,440)	(1,160)
Ashland, Inc.	(7,000)	(379,570)	(20,550)
Astoria Financial Corp.	(3,000)	(26,001)	531
athenahealth, Inc.	(2,700)	(154,242)	21,618
Atwood Oceanics, Inc.	(7,400)	(302,149)	7,703
AvalonBay Communities, Inc.	(300)	(39,494)	314
Avery Dennison Corp.	(1,600)	(45,288)	(600)
Bally Technologies, Inc.	(15,900)	(545,137)	(83,867)
BanCorp.South, Inc.	(20,500)	(210,422)	(15,488)
Bank of Hawaii Corp.	(2,800)	(117,675)	(6,897)
Bank of New York Mellon Corp./The	(28,000)	(551,708)	(5,772)
Barnes Group, Inc.	(15,000)	(322,905)	(38,745)
Baxter International, Inc.	(1,200)	(58,738)	(638)
BE Aerospace, Inc.	(8,300)	(309,759)	(11,534)
Beam, Inc.	(4,300)	(211,765)	(8,524)
Becton Dickinson & Co.	(2,100)	(153,704)	(3,208)
Bemis Co., Inc.	(2,500)	(77,089)	1,889
Berry Petroleum Co.	(10,000)	(412,548)	(7,652)
Bill Barrett Corp.	(22,300)	(876,358)	116,597
BioMarin Pharmaceutical, Inc.	(26,500)	(809,734)	(101,336)
Black Hills Corp.	(19,300)	(604,859)	(43,235)
Boeing Co./The	(1,300)	(95,750)	395
BorgWarner, Inc.	(10,500)	(707,891)	38,621
Boston Properties, Inc.	(200)	(20,990)	1,070
Boston Scientific Corp.	(62,700)	(402,637)	67,819
Briggs & Stratton Corp.	(36,000)	(538,923)	(18,717)
Bristol-Myers Squibb Co.	(29,600)	(896,181)	(146,923)
Bristow Group, Inc.	(3,500)	(171,842)	5,977
Broadcom Corp.	(4,700)	(157,722)	19,730
Brown-Forman Corp.	(700)	(51,855)	(4,502)
CACI International, Inc.	(600)	(30,136)	(3,416)
Calpine Corp.	(27,200)	(387,158)	(57,018)
Campbell Soup Co.	(5,200)	(169,774)	(3,074)

The accompanying notes are an integral part of these financial statements.	(Continued)

118	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
CARBO Ceramics, Inc.	(7,700)	$(989,554)	$39,913
CarMax, Inc.	(46,700)	(1,334,044)	(89,372)
Carter’s, Inc.	(2,700)	(87,570)	(19,917)
Casey’s General Stores, Inc.	(1,900)	(84,888)	(12,981)
Cash America International, Inc.	(16,700)	(861,589)	82,868
Caterpillar, Inc.	(8,700)	(786,821)	(1,399)
Cathay General BanCorp.	(8,100)	(106,197)	(14,736)
Celgene Corp.	(8,500)	(537,901)	(36,699)
Centene Corp.	(5,000)	(163,582)	(34,368)
CenturyLink, Inc.	(7,100)	(248,722)	(15,398)
Cerner Corp.	(4,200)	(266,193)	8,943
CH Robinson Worldwide, Inc.	(6,200)	(424,860)	(7,776)
Charles Schwab Corp./The	(95,800)	(1,164,024)	85,316
Chesapeake Energy Corp.	(1,900)	(43,579)	1,228
Chevron Corp.	(900)	(90,403)	(5,357)
Childrens Place Retail Stores, Inc./The	(8,500)	(372,839)	(78,681)
Chipotle Mexican Gril , Inc.	(1,700)	(533,378)	(40,780)
Choice Hotels International, Inc.	(2,000)	(58,090)	(18,010)
Ciena Corp.	(178,200)	(2,231,543)	75,323
Cincinnati Financial Corp.	(37,400)	(1,070,003)	(69,201)
Cintas Corp.	(3,500)	(109,059)	(12,776)
CitiGroup, Inc.	(31,500)	(882,519)	53,754
Cliffs Natural Resources, Inc.	(10,300)	(678,623)	36,418
Clorox Co./The	(800)	(52,261)	(987)
CMS Energy Corp.	(8,600)	(175,158)	(14,730)
Coca-Cola Co./The	(11,400)	(775,874)	(21,784)
Cognizant Technology Solutions Corp.	(1,100)	(74,710)	3,969
Comcast Corp.	(1,200)	(29,544)	1,092
Comerica, Inc.	(1,000)	(25,203)	(597)
Compass Minerals International, Inc.	(900)	(65,964)	3,999
Comstock Resources, Inc.	(53,600)	(1,022,105)	202,025
Concho Resources, Inc.	(5,200)	(468,678)	(18,822)
Concur Technologies, Inc.	(19,300)	(838,397)	(141,850)
ConocoPhillips	(4,000)	(279,602)	(11,878)
Consolidated Edison, Inc.	(200)	(12,479)	73
Cree, Inc.	(57,600)	(1,430,731)	161,227
Crown Castle International Corp.	(2,800)	(118,043)	(7,397)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Cubist Pharmaceuticals, Inc.	(7,900)	$(283,387)	$(29,611)
Cullen/Frost Bankers, Inc.	(2,400)	(120,592)	(6,392)
CVS Caremark Corp.	(11,700)	(419,981)	(57,145)
Cymer, Inc.	(700)	(29,084)	(5,748)
Danaher Corp.	(10,700)	(502,701)	(627)
Darden Restaurants, Inc.	(3,400)	(155,646)	674
Dean Foods Co.	(3,600)	(34,740)	(5,580)
Deckers Outdoor Corp.	(2,400)	(204,153)	22,785
Deere & Co.	(3,900)	(295,180)	(6,485)
Deluxe Corp.	(1,200)	(25,221)	(2,091)
DENTSPLY International, Inc.	(13,100)	(453,905)	(4,464)
Diamond Offshore Drilling, Inc.	(1,500)	(83,351)	461
Dick’s Sporting Goods, Inc.	(100)	(3,661)	(27)
Diebold, Inc.	(16,700)	(482,358)	(19,810)
Discovery Communications, Inc.	(11,200)	(455,186)	(3,678)
Dominion Resources, Inc.	(4,500)	(221,498)	(17,362)
Douglas Emmett, Inc.	(28,500)	(522,184)	2,344
Dover Corp.	(1,300)	(75,497)	32
Dow Chemical Co./The	(47,500)	(1,317,331)	(48,769)
DR Horton, Inc.	(46,800)	(499,644)	(90,504)
Dril-Quip, Inc.	(500)	(32,531)	(379)
Duke Realty Corp.	(10,800)	(128,313)	(1,827)
Eagle Materials, Inc.	(21,200)	(392,837)	(151,155)
Ecolab, Inc.	(7,000)	(351,544)	(53,126)
EI du Pont de Nemours & Co.	(15,100)	(679,333)	(11,945)
Eli Lilly & Co.	(10,100)	(383,060)	(36,696)
EMC Corp.	(23,700)	(546,265)	35,767
Emerson Electric Co.	(10,200)	(506,022)	30,804
Energizer Holdings, Inc.	(1,600)	(121,271)	(2,697)
EOG Resources, Inc.	(3,100)	(277,026)	(28,355)
Equifax, Inc.	(3,400)	(120,019)	(11,697)
Equinix, Inc.	(8,800)	(845,682)	(46,638)
Estee Lauder Cos., Inc./The	(900)	(102,125)	1,037
Esterline Technologies Corp.	(300)	(16,355)	(436)
EXCO Resources, Inc.	(24,700)	(303,136)	45,021
Exelon Corp.	(5,900)	(256,074)	191
Expedia, Inc.	(4,750)	(130,986)	(6,859)
Express Scripts, Inc.	(26,500)	(1,165,508)	(18,777)
Exterran Holdings, Inc.	(51,700)	(512,368)	41,898
Exxon Mobil Corp.	(7,500)	(582,169)	(53,531)
F5 Networks, Inc.	(1,300)	(128,889)	(9,067)
Factset Research Systems, Inc.	(1,500)	(136,570)	5,650
Fair Isaac Corp.	(600)	(15,437)	(6,067)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	119

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Fastenal Co.	(17,600)	$(671,978)	$(95,558)
FedEx Corp.	(1,600)	(126,575)	(7,041)
Fidelity National Information Services, Inc.	(200)	(5,055)	(263)
First Horizon National Corp.	(27,100)	(178,534)	(38,266)
First Midwest BanCorp., Inc.	(10,400)	(96,172)	(9,180)
First Niagara Financial Group, Inc.	(5,400)	(45,862)	(740)
First Solar, Inc.	(9,300)	(441,968)	128,000
FirstMerit Corp.	(11,600)	(166,749)	(8,759)
FLIR Systems, Inc.	(37,400)	(967,078)	29,460
Flowers Foods, Inc.	(10,500)	(202,604)	3,314
FMC Technologies, Inc.	(4,000)	(172,848)	(36,072)
FNB Corp.	(15,100)	(141,561)	(29,220)
Forest City Enterprises, Inc.	(68,000)	(903,709)	99,949
Franklin Resources, Inc.	(3,500)	(365,450)	29,240
Freeport-McMoRan Copper & Gold, Inc.	(3,800)	(141,450)	1,648
Frontier Communications Corp.	(58,800)	(399,012)	96,192
FTI Consulting, Inc.	(14,100)	(530,520)	(67,602)
Gannett Co., Inc.	(53,600)	(577,641)	(138,991)
Gap, Inc./The	(10,600)	(201,410)	4,780
GATX Corp.	(19,200)	(739,395)	(98,877)
General Electric Co.	(69,400)	(1,173,575)	(69,379)
General Mills, Inc.	(4,000)	(155,441)	(6,199)
Genesee & Wyoming, Inc.	(4,100)	(222,121)	(26,257)
Gentex Corp.	(500)	(14,640)	(155)
Geo Group, Inc./The	(19,300)	(361,452)	38,177
Glacier BanCorp., Inc.	(32,300)	(373,429)	(15,140)
Goldman Sachs Group, Inc./The	(3,000)	(335,014)	63,724
Goodyear Tire & Rubber Co./The	(9,300)	(125,723)	(6,058)
Google, Inc.	(100)	(60,765)	(3,825)
Granite Construction, Inc.	(6,600)	(135,971)	(20,581)
Great Plains Energy, Inc.	(3,900)	(79,493)	(5,449)
Green Mountain Coffee Roasters, Inc.	(32,000)	(2,063,047)	627,847
H&R Block, Inc.	(35,700)	(521,854)	(61,127)
Haemonetics Corp.	(300)	(17,652)	(714)
Hain Celestial Group, Inc./The	(1,000)	(30,192)	(6,468)
Hancock Holding Co.	(2,400)	(74,396)	(2,332)
Hanesbrands, Inc.	(9,300)	(234,709)	31,411
Harley-Davidson, Inc.	(9,300)	(337,234)	(24,257)
Harris Corp.	(28,500)	(1,080,519)	53,379
Harsco Corp.	(6,000)	(130,218)	6,738
HCP, Inc.	(4,900)	(183,293)	(19,714)
HealthSouth Corp.	(2,400)	(42,657)	249

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Helmerich & Payne, Inc.	(2,900)	$(142,767)	$(26,477)
Hertz Global Holdings, Inc.	(105,600)	(1,197,185)	(40,447)
Hexcel Corp.	(28,300)	(653,320)	(31,823)
Hologic, Inc.	(12,000)	(192,372)	(17,748)
Home Depot, Inc.	(25,200)	(925,075)	(134,333)
Hospira, Inc.	(13,100)	(410,683)	12,836
Host Hotels & Resorts, Inc.	(12,500)	(177,701)	(6,924)
Hudson City BanCorp., Inc.	(62,200)	(390,075)	1,325
Huntsman Corp.	(4,500)	(47,977)	2,977
IDEX Corp.	(4,200)	(149,466)	(6,396)
IDEXX Laboratories, Inc.	(800)	(62,967)	1,398
Illinois Tool Works, Inc.	(3,900)	(189,928)	7,759
Illumina, Inc.	(28,400)	(907,666)	42,034
Intel Corp.	(22,100)	(483,901)	(52,023)
InterDigital, Inc.	(100)	(4,479)	122
International Business Machines Corp.	(600)	(102,390)	(7,938)
International Flavors & Fragrances, Inc.	(100)	(5,306)	64
International Paper Co.	(17,200)	(471,873)	(37,247)
Intersil Corp.	(13,600)	(141,266)	(718)
Intrepid Potash, Inc.	(30,700)	(839,911)	145,170
Intuit, Inc.	(1,700)	(89,305)	(98)
Intuitive Surgical, Inc.	(100)	(39,716)	(6,585)
Iron Mountain, Inc.	(11,100)	(364,397)	22,517
iShares MSCI Emerging Markets Index Fund	(259,300)	(10,041,890)	204,048
ITC Holdings Corp.	(700)	(51,080)	(2,036)
Jack Henry & Associates, Inc.	(3,700)	(112,575)	(11,782)
Jack in the Box, Inc.	(1,300)	(27,092)	(78)
Jarden Corp.	(2,700)	(78,093)	(2,583)
JB Hunt Transport Services, Inc.	(4,500)	(189,635)	(13,180)
JC Penney Co., Inc.	(3,700)	(108,069)	(21,986)
JetBlue Airways Corp.	(104,200)	(480,322)	(61,518)
John Wiley & Sons, Inc.	(300)	(13,970)	650
Johnson & Johnson	(4,300)	(275,633)	(6,361)
Johnson Controls, Inc.	(16,100)	(509,266)	5,980
Juniper Networks, Inc.	(17,400)	(381,941)	26,807
Kansas City Southern	(1,000)	(65,169)	(2,841)
Kaydon Corp.	(2,000)	(63,589)	2,589
KB Home	(8,400)	(57,486)	1,038
Kellogg Co	(6,600)	(347,837)	14,075
Kimberly-Clark Corp.	(700)	(46,758)	(4,734)
Kirby Corp.	(7,900)	(436,187)	(83,949)
KLA-Tencor Corp.	(3,800)	(174,862)	(8,488)
Knight Transportation, Inc.	(17,700)	(262,184)	(14,644)
Kraft Foods, Inc.	(4,200)	(146,226)	(10,686)
L-3 Communications Holdings, Inc.	(1,900)	(127,004)	312

The accompanying notes are an integral part of these financial statements.	(Continued)

120	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Laboratory Corp. of America Holdings	(2,600)	$(216,024)	$(7,498)
Lamar Advertising Co.	(25,400)	(521,582)	(176,918)
Leap Wireless International, Inc.	(145,400)	(1,092,181)	(258,585)
Legg Mason, Inc.	(36,500)	(980,426)	102,601
Leggett & Platt, Inc.	(22,900)	(493,520)	(34,096)
Lender Processing Services, Inc.	(15,800)	(257,314)	19,208
Lennar Corp.	(64,400)	(1,037,034)	(228,426)
Lennox International, Inc.	(2,600)	(78,246)	(9,504)
Liberty Global, Inc.	(5,200)	(210,250)	(3,106)
Life Time Fitness, Inc.	(24,100)	(970,255)	(156,420)
LifePoint Hospitals, Inc.	(7,600)	(266,006)	(16,334)
Linear Technology Corp.	(2,500)	(71,713)	(3,362)
Lockheed Martin Corp.	(3,400)	(265,387)	(9,673)
Lowe’s Cos, Inc.	(19,700)	(483,537)	(16,449)
Ltd. Brands, Inc.	(5,100)	(201,215)	(4,570)
Lufkin Industries, Inc.	(4,900)	(324,514)	(5,305)
Lululemon Athletica, Inc.	(8,900)	(466,719)	51,445
Macerich Co./The	(2,900)	(139,172)	(7,568)
Mantech International Corp.	(3,900)	(135,714)	13,878
Markel Corp.	(400)	(157,320)	(8,548)
Marriott International, Inc.	(14,800)	(421,428)	(10,288)
Martin Marietta Materials, Inc.	(7,800)	(558,963)	(29,235)
Masco Corp.	(24,100)	(202,322)	(50,246)
Masimo Corp.	(12,100)	(243,771)	17,682
Mastercard, Inc.	(700)	(235,557)	(25,417)
Maxim Integrated Products, Inc.	(400)	(10,476)	60
McCormick & Co., Inc.	(2,000)	(98,059)	(2,781)
McDonald’s Corp.	(2,000)	(179,305)	(21,355)
McMoRan Exploration Co.	(25,100)	(312,719)	(52,486)
MDC Holdings, Inc.	(2,000)	(38,975)	3,715
MDU Resources Group, Inc.	(800)	(17,038)	(130)
Mednax, Inc.	(800)	(56,625)	(983)
Medtronic, Inc.	(8,200)	(279,492)	(34,158)
MEMC Electronic Materials, Inc.	(91,700)	(586,436)	225,138
Men’s Wearhouse, Inc./The	(2,100)	(63,620)	(4,441)
Merck & Co., Inc.	(18,700)	(649,845)	(55,145)
Mercury General Corp.	(4,400)	(178,027)	(22,701)
MetLife, Inc.	(26,000)	(851,946)	41,266
Mettler-Toledo International, Inc.	(400)	(61,456)	2,372
MGM Resorts International	(9,500)	(97,033)	(2,052)
Microchip Technology, Inc.	(400)	(13,992)	(660)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Micron Technology, Inc.	(148,900)	$(891,626)	$(44,955)
Mohawk Industries, Inc.	(7,400)	(370,907)	(71,983)
Molson Coors Brewing Co.	(4,300)	(184,752)	(2,470)
Moody’s Corp.	(25,200)	(820,135)	(28,601)
MSC Industrial Direct Co., Inc.	(600)	(39,726)	(3,204)
MSCI, Inc.	(700)	(23,043)	(8)
Mylan, Inc.	(40,600)	(823,930)	(47,346)
National Oilwell Varco, Inc.	(3,100)	(208,935)	(1,834)
NetApp, Inc.	(19,400)	(711,479)	7,841
Netflix, Inc.	(300)	(20,731)	(56)
New York Community BanCorp., Inc.	(27,100)	(336,696)	1,469
Newell Rubbermaid, Inc.	(8,500)	(110,729)	(26,546)
NextEra Energy, Inc.	(6,700)	(386,257)	(21,639)
Nordstrom, Inc.	(8,500)	(427,839)	5,304
Northern Trust Corp.	(1,700)	(66,432)	(990)
Northrop Grumman Corp.	(100)	(5,872)	24
Nuance Communications, Inc.	(23,300)	(522,537)	(63,691)
Nucor Corp.	(15,200)	(575,087)	(26,377)
Occidental Petroleum Corp.	(800)	(75,053)	93
Old Republic International Corp.	(157,300)	(1,493,956)	35,785
OM Group, Inc.	(200)	(4,408)	(70)
Oracle Corp.	(4,800)	(156,288)	33,168
O’Reilly Automotive, Inc.	(2,500)	(161,093)	(38,782)
Oshkosh Corp.	(21,500)	(429,035)	(30,635)
Owens Corning	(22,700)	(614,522)	(37,422)
PACCAR, Inc.	(6,600)	(259,314)	12,012
Parametric Technology Corp.	(13,500)	(253,562)	7,052
Patterson Cos., Inc.	(800)	(23,316)	(300)
Paychex, Inc.	(100)	(2,694)	(317)
Peabody Energy Corp.	(1,200)	(51,893)	12,161
Penn Virginia Corp.	(88,000)	(657,028)	191,508
Penske Automotive Group, Inc.	(16,600)	(308,701)	(10,849)
Pentair, Inc.	(5,600)	(199,143)	12,719
People’s United Financial, Inc.	(10,600)	(127,046)	(9,164)
Pepco Holdings, Inc.	(700)	(13,713)	(497)
PepsiCo., Inc.	(6,100)	(388,153)	(16,582)
Pfizer, Inc.	(41,600)	(842,526)	(57,698)
PG&E Corp.	(700)	(28,400)	(454)
Piedmont Natural Gas Co., Inc.	(600)	(18,041)	(2,347)
Pioneer Natural Resources Co.	(1,600)	(133,753)	(9,415)
Pitney Bowes , Inc.	(68,000)	(1,343,317)	82,597
Plantronics, Inc.	(14,300)	(476,713)	(32,939)

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	121

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Power Integrations, Inc.	(13,100)	$(443,590)	$9,194
PPG Industries, Inc.	(3,200)	(267,400)	232
PPL Corp.	(3,100)	(87,327)	(3,875)
Praxair, Inc.	(5,400)	(543,891)	(33,369)
Precision Castparts Corp.	(2,400)	(383,590)	(11,906)
priceline.com, Inc.	(1,900)	(936,544)	47,895
Principal Financial Group, Inc.	(2,800)	(71,616)	2,736
PrivateBanCorp., Inc.	(20,300)	(191,830)	(31,064)
Progressive Corp./The	(15,000)	(275,218)	(17,432)
Prosperity Bancshares, Inc.	(1,500)	(63,612)	3,087
Prudential Financial, Inc.	(3,100)	(154,240)	(1,132)
PSS World Medical, Inc.	(8,700)	(203,015)	(7,438)
QUALCOMM, Inc.	(8,300)	(424,179)	(29,831)
Quality Systems, Inc.	(7,700)	(323,982)	39,159
Quanta Services, Inc.	(11,300)	(219,470)	(23,932)
Quest Diagnostics, Inc.	(9,100)	(466,578)	(61,768)
Questar Corp.	(3,300)	(60,522)	(5,016)
Quicksilver Resources, Inc.	(33,900)	(303,932)	76,463
Ralph Lauren Corp.	(1,300)	(187,187)	7,683
Rambus, Inc.	(46,800)	(495,536)	142,196
Range Resources Corp.	(8,700)	(563,088)	24,210
Regal-Beloit Corp.	(4,100)	(209,157)	180
Regency Centers Corp.	(8,100)	(301,566)	(3,156)
Regions Financial Corp.	(91,800)	(404,077)	9,337
Rent-A-Center, Inc.	(10,700)	(351,276)	(44,624)
ResMed, Inc.	(6,900)	(184,925)	9,665
Riverbed Technology, Inc.	(17,200)	(425,863)	21,663
Robert Half International, Inc.	(16,500)	(405,384)	(64,206)
Rockwell Collins, Inc.	(2,200)	(121,592)	(222)
Roper Industries, Inc.	(5,700)	(462,905)	(32,254)
Rovi Corp.	(9,800)	(368,385)	127,501
RR Donnelley & Sons Co.	(31,700)	(489,510)	32,079
Safeway, Inc.	(16,900)	(337,212)	(18,364)
Saks, Inc.	(9,300)	(88,582)	(2,093)
Salesforce.com, Inc.	(14,700)	(1,725,710)	234,248
Sanderson Farms, Inc.	(4,900)	(247,267)	1,630
SanDisk Corp.	(16,300)	(742,668)	(59,455)
SandRidge Energy, Inc.	(73,100)	(539,938)	(56,558)
SBA Communications Corp.	(8,400)	(311,060)	(49,804)
SCANA Corp.	(1,200)	(51,100)	(2,972)
Schnitzer Steel Industries, Inc.	(5,000)	(214,073)	2,673
Scientific Games Corp.	(3,900)	(36,231)	(1,599)
Sherwin-Williams Co./The	(700)	(53,985)	(8,504)
Silicon Laboratories, Inc.	(9,100)	(342,022)	(53,100)
Simon Property Group, Inc.	(100)	(11,898)	(996)

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Simpson Manufacturing Co., Inc.	(1,200)	$(36,247)	$(4,145)
Skechers U.S.A., Inc.	(34,900)	(484,229)	61,241
SL Green Realty Corp.	(3,300)	(221,510)	1,598
Smithfield Foods, Inc.	(19,900)	(416,960)	(66,212)
Sonoco Products Co.	(400)	(12,739)	(445)
Southern Co.	(11,600)	(494,077)	(42,887)
StanCorp. Financial Group, Inc.	(11,200)	(385,844)	(25,756)
Starwood Hotels & Resorts Worldwide, Inc.	(3,600)	(163,494)	(9,198)
Stericycle, Inc.	(2,000)	(156,241)	401
STERIS Corp.	(8,200)	(240,430)	(4,094)
Sunoco, Inc.	(7,700)	(297,725)	(18,129)
Susquehanna Bancshares, Inc.	(59,000)	(387,031)	(107,389)
SVB Financial Group	(7,900)	(361,530)	(15,221)
Swift Energy Co.	(3,900)	(116,535)	627
Synovus Financial Corp.	(730,200)	(1,001,346)	(28,236)
Sysco Corp.	(13,000)	(367,021)	(14,269)
T Rowe Price Group, Inc.	(22,200)	(1,180,240)	(84,050)
Take-Two Interactive Software, Inc.	(11,300)	(148,677)	(4,438)
Target Corp.	(3,300)	(165,887)	(3,139)
TCF Financial Corp.	(13,200)	(135,276)	(948)
TECO Energy, Inc.	(300)	(5,580)	(162)
Teleflex, Inc.	(1,100)	(64,031)	(3,388)
Telephone & Data Systems, Inc.	(3,600)	(91,858)	(1,346)
Terex Corp.	(12,200)	(174,612)	9,790
Tesoro Corp.	(3,500)	(78,658)	(3,102)
Texas Industries, Inc.	(500)	(15,001)	(389)
Texas Instruments, Inc.	(18,900)	(555,573)	5,394
Textron, Inc.	(29,100)	(523,637)	(14,422)
Tidewater, Inc.	(10,100)	(525,604)	27,674
Tiffany & Co.	(10,100)	(707,356)	38,130
Time Warner, Inc.	(14,300)	(478,343)	(38,459)
Titanium Metals Corp.	(44,300)	(685,854)	22,240
Toll Brothers, Inc.	(9,700)	(157,242)	(40,832)
Torchmark Corp.	(1,100)	(46,903)	(826)
TransDigm Group, Inc.	(1,800)	(168,213)	(4,011)
TreeHouse Foods, Inc.	(6,900)	(387,559)	(63,563)
Trinity Industries, Inc.	(2,900)	(75,697)	(11,477)
TripAdvisor, Inc.	(6,350)	(193,132)	33,048
Triumph Group, Inc.	(16,300)	(847,082)	(105,653)
Trustmark Corp.	(3,100)	(68,339)	(6,960)
UMB Financial Corp.	(800)	(29,751)	(49)
Under Armour, Inc.	(14,800)	(1,117,956)	55,464
Union Pacific Corp.	(100)	(9,978)	(616)
United Natural Foods, Inc.	(2,900)	(111,221)	(4,808)
United Parcel Service, Inc.	(7,300)	(496,206)	(38,081)
United Technologies Corp.	(1,600)	(121,883)	4,939

The accompanying notes are an integral part of these financial statements.	(Continued)

122	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
United Therapeutics Corp.	(1,800)	$(77,490)	$(7,560)
UnitedHealth Group, Inc.	(8,900)	(417,265)	(33,787)
Universal Corp.	(1,100)	(43,971)	(6,585)
Urban Outfitters, Inc.	(50,200)	(1,357,412)	(26,100)
US Airways Group, Inc.	(28,100)	(149,731)	7,264
USG Corp.	(44,500)	(400,706)	(51,414)
Vail Resorts, Inc.	(11,900)	(505,098)	1,014
Valmont Industries, Inc.	(200)	(17,608)	(550)
Valspar Corp.	(1,300)	(41,064)	(9,597)
ValueClick, Inc.	(33,700)	(557,702)	8,729
VCA Antech, Inc.	(16,200)	(279,217)	(40,733)
Vectren Corp.	(400)	(11,700)	(392)
VF Corp.	(1,200)	(138,315)	(14,073)
Virgin Media, Inc.	(30,900)	(744,481)	83,839
Viropharma, Inc.	(200)	(5,477)	(1)
Visa, Inc.	(8,200)	(708,111)	(124,435)
VMware, Inc.	(900)	(88,637)	13,766
Volcano Corp.	(9,400)	(248,944)	25,318
Waddell & Reed Financial, Inc.	(1,700)	(42,716)	607
Walgreen Co.	(2,100)	(70,118)	692
Wal-Mart Stores, Inc.	(9,900)	(543,138)	(48,486)
Walt Disney Co./The	(3,600)	(123,041)	(11,959)
Waste Management, Inc.	(8,700)	(276,270)	(8,307)
Watsco, Inc.	(10,000)	(592,343)	(64,257)
Watts Water Technologies, Inc.	(7,800)	(229,465)	(37,373)
Weight Watchers International, Inc.	(6,200)	(427,235)	86,173
Weingarten Realty Investors	(7,400)	(174,727)	13,259
WESCO International, Inc.	(13,900)	(681,437)	(55,402)
West Pharmaceutical Services, Inc.	(2,300)	(91,377)	4,092

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Westamerica BanCorporation	(4,300)	$(177,895)	$(10,875)
Westar Energy, Inc.	(3,900)	(101,230)	(11,012)
Western Union Co./The	(41,700)	(735,174)	(26,268)
Whirlpool Corp.	(7,800)	(370,851)	741
Williams Cos, Inc./The	(2,400)	(75,888)	(3,360)
Windstream Corp.	(9,800)	(115,483)	431
WMS Industries, Inc.	(19,000)	(379,681)	(10,199)
Woodward, Inc.	(15,200)	(494,405)	(127,731)
Worthington Industries, Inc.	(5,700)	(96,396)	3,030
WR Berkley Corp.	(4,200)	(137,606)	(6,832)
Wynn Resorts Ltd.	(3,800)	(470,611)	50,749
Xcel Energy, Inc.	(400)	(10,095)	(961)
Xerox Corp.	(38,200)	(309,111)	5,039
Xilinx, Inc.	(3,800)	(122,619)	791
Zions BanCorporation	(54,400)	(913,725)	28,093

			(2,541,568)

Total Short Positions			(2,293,856)

Total of Long and Short Positions of Portfolio Swap			(77,713)

Net Cash and Other Receivables (b)			252,833

Swaps, at Value			$175,120

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

Total Return Basket Swap* Outstanding at December 31, 2011

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	VALUE ($)
Morgan Stanley	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	07/24/13—08/08/13	$565,691
Total

*	See the accompanying “Additional Information – Total Return Basket Swap” for further details.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	123

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

Additional Information – Total Return Basket Swap

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2011.

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)

Long Positions

Canada
Anvil Mining Ltd.	55,400	CAD	423,550	$(16,603)
Daylight Energy Ltd.	113,735		1,116,474	28,306
Grande Cache Coal Corp.	156,018		1,527,935	17,869
TMX Group, Inc.	22,880		982,577	(28,181)

				1,391

Cayman Islands
Little Sheep Group Ltd.	1,084,718	HKD	6,432,519	69,139
Shanda Interactive	23,637		$951,630	(5,913)

				63,226

United States
99 Cents Only Stores	68,153		1,467,276	28,683
Blue Coat Systems, Inc.	78,362		1,984,594	9,719
Central Vermont Public Service Corp.	25,840		903,358	3,626
Commercial Metals Co.	16,895		234,608	(950)
Complete Production Services, Inc.	68,906		2,280,607	31,879
Constellation Energy Group, Inc.	125,233		4,839,813	128,180
Delphi Financial Group, Inc.	51,877		2,287,086	11,065
Dollar Thrifty Automotive Group, Inc.	11,481		730,424	76,231
Goodrich Corp.	23,967		2,944,799	19,919
Harleysville Group, Inc.	23,956		1,415,145	(59,954)
Healthspring, Inc.	65,217		3,542,731	14,204
Jakks Pacific, Inc.	49,387		959,662	(262,811)
LoopNet, Inc.	94,135		1,671,836	48,952
Magma Design Automation, Inc.	184,600		1,323,238	2,190
Medco Health Solutions, Inc.	31,323		1,595,334	155,622
Motorola Mobility Holdings, Inc.	53,521		2,079,345	(2,730)

REFERENCE ENTITY	SHARES	NOTIONAL (a)		NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Netlogic Microsystems, Inc.	50,579		$2,498,318	$8,883
Northeast Utilities	1,774		59,753	4,235
Novellus Systems, Inc.	44,556		1,816,041	23,676
NYSE Euronext	33,159		911,712	(46,262)
Progress Energy, Inc.	82,704		4,275,276	357,802
RightNow Technologies, Inc.	110,360		4,718,628	(2,946)
RSC Holdings, Inc.	94,403		1,713,550	32,906
S1 Corp.	69,663		628,475	38,200
Sonosite, Inc.	42,666		2,295,004	2,987
Southern Union Co.	50,808		2,123,625	15,900
Tekelec	23,377		255,487	23
Temple-Inland, Inc.	77,448		2,372,467	83,409
Transatlantic Holdings, Inc.	75,323		4,036,845	85,582
Venoco, Inc.	44,400		459,343	(158,756)
Winn-Dixie Stores, Inc.	198,606		1,850,663	12,261

				661,725

Total Long Positions				726,342

Short Positions

Denmark
Deutsche Boerse AG	(15,609)	EUR	(649,330)	23,454

United States
ACI Worldwide, Inc.	(6,661)		$(175,198)	(15,573)
Alleghany Corp.	(10,966)		(3,139,198)	10,708
Colfax Corp.	(221)		(4,756)	(1,538)
CoStar Group, Inc.	(3,547)		(186,250)	(50,441)
Duke Energy Corp.	(217,356)		(4,379,338)	(402,494)
Energy Transfer Equity LP	(14,503)		(558,358)	(30,173)
Exelon Corp.	(115,742)		(4,967,521)	(52,209)
Express Scripts, Inc.	(27,892)		(1,161,660)	(84,834)
Hertz Global Holdings, Inc.	(9,890)		(103,351)	(12,560)
Lam Research Corp.	(49,666)		(1,827,002)	(11,633)
NSTAR	(1,352)		(59,668)	(3,822)

The accompanying notes are an integral part of these financial statements.	(Continued)

124	AQR Funds	Annual Report	December 2011

Consolidated Schedule of Investments	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND

REFERENCE ENTITY	SHARES	NOTIONAL (a)	NET UNREALIZED APPRECIATION (DEPRECIATION)
United States (continued)
Superior Energy Services, Inc.	(66,652)	$(1,881,607)	$(13,976)
United Rentals, Inc.	(26,024)	(737,712)	(31,298)

			(699,843)

Total Short Positions			(676,389)

Total of Long and Short Positions of Portfolio Swap			49,953

Net Cash and Other Receivables (b)			515,738

Swaps, at Value			$565,691

(a)	Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.
(b)	Cash and other receivables includes the gains (or losses) realized within the swap when the swap resets. Gains (or losses) will be realized on the swap, and reflected on the Statement of Operations, when cash is settled with the counterparty.

Cash held as collateral was $40,000 for both Morgan Stanley total return basket swaps at December 31, 2011.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2011	125

Schedule of Investments	December 31, 2011

AQR MOMENTUM FUND

COMMON STOCKS - 99.5%	SHARES	VALUE (Note 3)
Consumer Discretionary - 17.8%
Abercrombie & Fitch Co., Class A	6,400	$312,576
Advance Auto Parts, Inc.	2,300	160,149
Amazon.com, Inc. †	23,400	4,050,540
Apollo Group, Inc., Class A †	8,300	447,121
AutoNation, Inc. †(a)	14,700	541,989
AutoZone, Inc. †	2,900	942,413
Bed Bath & Beyond, Inc. †	18,700	1,084,039
Big Lots, Inc. †	7,800	294,528
BorgWarner, Inc. †(a)	8,700	554,538
Brinker International, Inc. (a)	12,400	331,824
Buckle, Inc./The	7,400	302,438
Carter’s, Inc. †	7,700	306,537
CBS Corp., Class B (a)	45,800	1,243,012
Chipotle Mexican Grill, Inc. †	2,500	844,350
Cinemark Holdings, Inc.	15,800	292,142
Clear Channel Outdoor Holdings, Inc., Class A †(a)	9,300	116,715
Coach, Inc.	8,107	494,851
Comcast Corp., Class A	43,300	1,026,643
Deckers Outdoor Corp. †	5,600	423,192
Dick’s Sporting Goods, Inc.	4,600	169,648
Dillard’s, Inc., Class A (a)	10,500	471,240
DIRECTV, Class A †	7,800	333,528
Discovery Communications, Inc., Class A †	3,166	129,711
DISH Network Corp., Class A	29,800	848,704
Dollar General Corp. †	19,600	806,344
Dollar Tree, Inc. †(a)	10,800	897,588
Domino’s Pizza, Inc. †(a)	10,800	366,660
DSW, Inc., Class A	6,600	291,786
Family Dollar Stores, Inc.	4,900	282,534
Foot Locker, Inc.	7,900	188,336
Fossil, Inc. †(a)	6,900	547,584
Gentex Corp. (a)	13,000	384,670
Genuine Parts Co.	10,000	612,000
Goodyear Tire & Rubber Co./The †	21,900	310,323
H&R Block, Inc.	25,400	414,782
Harley-Davidson, Inc. (a)	13,200	513,084
Hasbro, Inc. (a)	3,200	102,048
Home Depot, Inc./The	66,700	2,804,068
HSN, Inc.	8,000	290,080
Hyatt Hotels Corp., Class A †	10,100	380,164
Liberty Global, Inc., Class A †	4,300	176,429
Liberty Media Corp. - Liberty Capital, Class A †	6,300	491,715
LKQ Corp. †	10,700	321,856
Ltd. Brands, Inc.	20,900	843,315
Macy’s, Inc.	23,900	769,102
Mattel, Inc. (a)	20,700	574,632
McDonald’s Corp.	49,400	4,956,302
McGraw-Hill Cos., Inc./The	24,400	1,097,268
News Corp., Class A (a)	53,500	954,440
NIKE, Inc., Class B	12,800	1,233,536
Nordstrom, Inc.	11,100	551,781
O’Reilly Automotive, Inc. †	7,800	623,610
Panera Bread Co., Class A †	2,400	339,480
PetSmart, Inc.	9,200	471,868
Polaris Industries, Inc. (a)	10,200	570,996

	SHARES	VALUE (Note 3)
Consumer Discretionary - 17.8% (continued)
priceline.com, Inc. †	2,226	$1,041,123
Ralph Lauren Corp.	5,700	787,056
Rent-A-Center, Inc.	8,000	296,000
Ross Stores, Inc.	17,600	836,528
Sally Beauty Holdings, Inc. †	22,600	477,538
Signet Jewelers Ltd. (Bermuda)	3,900	171,444
Sirius XM Radio, Inc. †(a)	148,900	270,998
Six Flags Entertainment Corp.	7,600	313,424
Starbucks Corp.	42,734	1,966,191
Tempur-Pedic International, Inc. †(a)	8,800	462,264
Tenneco, Inc. †	3,100	92,318
Tiffany & Co. (a)	5,500	364,430
Time Warner Cable, Inc.	6,400	406,848
Time Warner, Inc.	13,700	495,118
TJX Cos., Inc.	21,300	1,374,915
Tractor Supply Co.	8,000	561,200
Tupperware Brands Corp.	4,600	257,462
Ulta Salon Cosmetics & Fragrance, Inc. †	8,300	538,836
Under Armour, Inc., Class A †	6,900	495,351
VF Corp.	8,600	1,092,114
Viacom, Inc., Class B	13,100	594,871
Weight Watchers International, Inc. (a)	8,600	473,086
Wolverine World Wide, Inc.	8,400	299,376
Wyndham Worldwide Corp.	8,300	313,989
Wynn Resorts Ltd.	6,900	762,381
Yum! Brands, Inc.	6,000	354,060

		53,989,730

Consumer Staples - 13.1%
Altria Group, Inc.	92,200	2,733,730
Beam, Inc.	5,400	276,642
Brown-Forman Corp., Class B	3,800	305,938
Casey’s General Stores, Inc.	5,900	303,909
Church & Dwight Co., Inc. (a)	12,500	572,000
Coca-Cola Co./The	38,300	2,679,851
Coca-Cola Enterprises, Inc.	6,823	175,897
Colgate-Palmolive Co.	22,500	2,078,775
ConAgra Foods, Inc.	20,200	533,280
Corn Products International, Inc.	4,600	241,914
Costco Wholesale Corp.	26,600	2,216,312
CVS Caremark Corp.	60,100	2,450,878
Darling International, Inc. †	15,500	205,995
Dr Pepper Snapple Group, Inc. (a)	2,700	106,596
Estee Lauder Cos., Inc./The, Class A (a)	12,800	1,437,696
General Mills, Inc.	9,300	375,813
Green Mountain Coffee Roasters, Inc. †(a)	15,500	695,175
Hansen Natural Corp. †	8,900	820,046
Herbalife Ltd. (Cayman Islands)	12,700	656,209
Hershey Co./The (a)	15,800	976,124
HJ Heinz Co. (a)	5,600	302,624
Hormel Foods Corp.	19,500	571,155
JM Smucker Co./The	6,800	531,556
Kellogg Co. (a)	6,500	328,705
Kimberly-Clark Corp.	15,100	1,110,756
Kraft Foods, Inc., Class A	78,500	2,932,760
Lorillard, Inc.	8,500	969,000
McCormick & Co., Inc. (a)	3,300	166,386

The accompanying notes are an integral part of these financial statements.	(Continued)

126	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR MOMENTUM FUND

	SHARES	VALUE (Note 3)
Consumer Staples - 13.1% (continued)
Mead Johnson Nutrition Co.	13,100	$900,363
Nu Skin Enterprises, Inc., Class A (a)	5,900	286,563
Philip Morris International, Inc.	86,200	6,764,976
Pricesmart, Inc.	7,900	549,761
Reynolds American, Inc.	38,600	1,598,812
Sara Lee Corp.	44,800	847,616
Smithfield Foods, Inc. †	14,000	339,920
TreeHouse Foods, Inc. †	4,700	307,286
Tyson Foods, Inc., Class A	22,700	468,528
Whole Foods Market, Inc.	10,200	709,716

		39,529,263

Energy - 13.6%
Anadarko Petroleum Corp.	10,600	809,098
Atwood Oceanics, Inc. †	7,100	282,509
Berry Petroleum Co., Class A	3,600	151,272
Cabot Oil & Gas Corp.	10,400	789,360
Cameron International Corp. †	1,800	88,542
CARBO Ceramics, Inc. (a)	3,900	480,987
Chesapeake Energy Corp.	22,900	510,441
Chevron Corp.	92,700	9,863,280
Concho Resources, Inc. †(a)	5,200	487,500
ConocoPhillips	44,800	3,264,576
Consol Energy, Inc.	2,500	91,750
Continental Resources, Inc. †	4,500	300,195
CVR Energy, Inc. †(a)	16,300	305,299
Dresser-Rand Group, Inc. †(a)	3,600	179,676
El Paso Corp.	31,000	823,670
Energen Corp.	2,800	140,000
Energy XXI Bermuda Ltd. (Bermuda) †	4,500	143,460
EOG Resources, Inc.	4,200	413,742
EQT Corp.	14,200	778,018
Exxon Mobil Corp.	143,200	12,137,632
FMC Technologies, Inc. †(a)	6,600	344,718
Golar LNG Ltd. (Bermuda)	10,300	457,835
Helmerich & Payne, Inc.	2,800	163,408
HollyFrontier Corp.	18,200	425,880
Key Energy Services, Inc. †(a)	18,800	290,836
Lufkin Industries, Inc. (a)	1,900	127,889
Marathon Oil Corp.	32,100	939,567
National Oilwell Varco, Inc.	1,300	88,387
Noble Energy, Inc.	3,200	302,048
Oceaneering International, Inc.	7,300	336,749
Oil States International, Inc. †	2,600	198,562
Range Resources Corp.	15,400	953,876
Rosetta Resources, Inc. †(a)	10,000	435,000
SM Energy Co.	8,300	606,730
Spectra Energy Corp.	28,100	864,075
Sunoco, Inc.	4,400	180,488
Superior Energy Services, Inc. †(a)	3,800	108,072
Tesoro Corp. †	20,700	483,552
Tidewater, Inc.	2,900	142,970
Valero Energy Corp.	14,500	305,225
Williams Cos., Inc./The	31,100	1,026,922
World Fuel Services Corp. (a)	7,000	293,860

		41,117,656

	SHARES	VALUE (Note 3)
Financials - 7.0%
American Campus Communities, Inc. REIT	7,300	$306,308
American Capital Ltd. †(a)	17,800	119,794
American Express Co.	54,400	2,566,048
American Financial Group, Inc.	8,200	302,498
American Tower Corp.	5,000	300,050
Aon Corp.	11,400	533,520
Arch Capital Group Ltd. (Bermuda) †	13,000	483,990
AvalonBay Communities, Inc. REIT (a)	7,300	953,380
BGC Partners, Inc., Class A (a)	14,300	84,942
Boston Properties, Inc. REIT (a)	7,000	697,200
Camden Property Trust REIT	3,800	236,512
Capital One Financial Corp.	16,300	689,327
Capitol Federal Financial, Inc. (a)	26,600	306,964
Chubb Corp.	12,600	872,172
Digital Realty Trust, Inc. REIT	4,400	293,348
Discover Financial Services	39,000	936,000
Douglas Emmett, Inc. REIT (a)	8,500	155,040
Equity Residential REIT	13,200	752,796
Erie Indemnity Co., Class A	1,200	93,792
Essex Property Trust, Inc. REIT (a)	1,800	252,918
Extra Space Storage, Inc. REIT (a)	11,900	288,337
Fidelity National Financial, Inc., Class A	21,800	347,274
General Growth Properties, Inc. REIT (a)	8,100	121,662
HCP, Inc. REIT	7,500	310,725
Leucadia National Corp.	7,700	175,098
Marsh & McLennan Cos., Inc.	39,900	1,261,638
Mid-America Apartment Communities, Inc. REIT	1,800	112,590
Moody’s Corp. (a)	18,400	619,712
NASDAQ OMX Group, Inc./The †	5,000	122,550
Post Properties, Inc. REIT	5,900	257,948
ProLogis, Inc. REIT	8,130	232,437
Public Storage REIT	11,800	1,586,628
Rayonier, Inc. REIT	13,850	618,126
RenaissanceRe Holdings Ltd. (Bermuda)	4,100	304,917
Signature Bank †	5,800	347,942
Simon Property Group, Inc. REIT	16,000	2,063,040
SL Green Realty Corp. REIT (a)	1,200	79,968
Taubman Centers, Inc. REIT	6,500	403,650
UDR, Inc. REIT	7,900	198,290
Weingarten Realty Investors REIT	5,400	117,828
Weyerhaeuser Co. REIT	7,100	132,557
WR Berkley Corp.	13,700	471,143

		21,110,659

Health Care - 12.8%
Abbott Laboratories	45,100	2,535,973
Aetna, Inc.	25,600	1,080,064
Alexion Pharmaceuticals, Inc. †	15,700	1,122,550
Allergan, Inc.	18,400	1,614,416
AMERIGROUP Corp. †	5,100	301,308
AmerisourceBergen Corp. (a)	15,000	557,850
Ariad Pharmaceuticals, Inc. †	25,500	312,375
athenahealth, Inc. †	6,800	334,016
Baxter International, Inc.	7,300	361,204
Biogen Idec, Inc. †	15,300	1,683,765
BioMarin Pharmaceutical, Inc. †(a)	13,400	460,692

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	127

Schedule of Investments	December 31, 2011

AQR MOMENTUM FUND

	SHARES	VALUE (Note 3)
Health Care - 12.8% (continued)
Bristol-Myers Squibb Co.	77,500	$2,731,100
Cardinal Health, Inc.	22,500	913,725
Catalyst Health Solutions, Inc. †(a)	5,500	286,000
Cepheid, Inc. †	11,200	385,392
Cerner Corp. †(a)	10,100	618,625
CIGNA Corp.	22,700	953,400
Cooper Cos., Inc./The	1,500	105,780
Coventry Health Care, Inc. †	8,000	242,960
Cubist Pharmaceuticals, Inc. †	8,600	340,732
Eli Lilly & Co.	32,200	1,338,232
Gen-Probe, Inc. †	3,700	218,744
Healthspring, Inc. †	6,100	332,694
Henry Schein, Inc. †	4,600	296,378
Hill-Rom Holdings, Inc.	3,500	117,915
HMS Holdings Corp. †(a)	5,700	182,286
Humana, Inc.	13,000	1,138,930
IDEXX Laboratories, Inc. †	4,000	307,840
Intuitive Surgical, Inc. †	2,700	1,250,127
Jazz Pharmaceuticals, Inc. †	8,000	309,040
McKesson Corp.	16,300	1,269,933
Medicis Pharmaceutical Corp., Class A	9,100	302,575
Omnicare, Inc. (a)	8,700	299,715
Onyx Pharmaceuticals, Inc. †	7,100	312,045
Perrigo Co. (a)	9,300	904,890
Pfizer, Inc.	221,100	4,784,604
Pharmasset, Inc. †	5,200	666,640
Questcor Pharmaceuticals, Inc. †(a)	15,400	640,332
Regeneron Pharmaceuticals, Inc. †(a)	11,900	659,617
SXC Health Solutions Corp. †	5,900	333,232
UnitedHealth Group, Inc.	56,200	2,848,216
Vertex Pharmaceuticals, Inc. †	13,300	441,693
ViroPharma, Inc. †	10,700	293,073
Watson Pharmaceuticals, Inc. †	11,800	712,012
WellCare Health Plans, Inc. †	10,500	551,250
WellPoint, Inc.	20,200	1,338,250

		38,792,190

Industrials - 6.0%
Acacia Research - Acacia Technologies †	8,700	317,637
Acuity Brands, Inc. (a)	2,600	137,800
Alaska Air Group, Inc. †	3,900	292,851
Amerco, Inc. (a)	1,900	167,960
AMETEK, Inc. (a)	4,600	193,660
Chart Industries, Inc. †	5,200	281,164
Clean Harbors, Inc. †	4,800	305,904
Copa Holdings SA, Class A	5,000	293,350
Copart, Inc. †	7,200	344,808
CSX Corp.	12,300	259,038
Dollar Thrifty Automotive Group, Inc. †	4,300	302,118
Donaldson Co., Inc.	4,400	299,552
Fastenal Co. (a)	19,100	832,951
Fluor Corp.	2,700	135,675
Fortune Brands Home & Security, Inc. †	5,400	91,962
Gardner Denver, Inc.	2,100	161,826
Genesee & Wyoming, Inc., Class A †	2,300	139,334
Goodrich Corp.	5,200	643,240
Hexcel Corp. †	15,700	380,097
Hubbell, Inc., Class B	3,700	247,382

	SHARES	VALUE (Note 3)
Industrials - 6.0% (continued)
IHS, Inc., Class A †	4,100	$353,256
Iron Mountain, Inc. (a)	17,400	535,920
JB Hunt Transport Services, Inc.	6,700	301,969
Kansas City Southern †(a)	7,900	537,279
KBR, Inc.	3,900	108,693
Kennametal, Inc. (a)	7,500	273,900
Kirby Corp. †(a)	4,600	302,864
Lockheed Martin Corp.	6,600	533,940
Mueller Industries, Inc.	6,500	249,730
Nordson Corp. (a)	3,200	131,776
Norfolk Southern Corp.	13,000	947,180
Old Dominion Freight Line, Inc. †	7,400	299,922
Pall Corp.	7,000	400,050
Polypore International, Inc. †(a)	10,200	448,698
Precision Castparts Corp.	7,500	1,235,925
Robbins & Myers, Inc.	6,700	325,285
SPX Corp.	4,900	295,323
Stericycle, Inc. †	7,700	599,984
Timken Co.	3,700	143,227
Towers Watson & Co., Class A	5,000	299,650
TransDigm Group, Inc. †	4,900	468,832
Triumph Group, Inc.	6,300	368,235
Union Pacific Corp.	8,000	847,520
United Parcel Service, Inc., Class B	1,300	95,147
Verisk Analytics, Inc., Class A †	8,300	333,079
WABCO Holdings, Inc. †	2,900	125,860
Wabtec Corp.	4,400	307,780
Waste Connections, Inc.	8,300	275,062
Werner Enterprises, Inc. (a)	10,900	262,690
Woodward, Inc.	3,200	130,976
WW Grainger, Inc.	4,600	861,074

		18,229,135

Information Technology - 19.5%
Acme Packet, Inc. †(a)	6,600	204,006
Alliance Data Systems Corp. †	4,600	477,664
Altera Corp.	2,500	92,750
ANSYS, Inc. †	5,600	320,768
Apple, Inc. †	41,300	16,726,500
Ariba, Inc. †	14,400	404,352
Arrow Electronics, Inc. †	8,600	321,726
Automatic Data Processing, Inc.	28,800	1,555,488
Cadence Design Systems, Inc. †(a)	23,600	245,440
Citrix Systems, Inc. †	1,300	78,936
Cypress Semiconductor Corp. †	6,900	116,541
Dell, Inc. †(a)	56,200	822,206
Electronic Arts, Inc. †	30,800	634,480
Equinix, Inc. †	2,900	294,060
Factset Research Systems, Inc. (a)	1,300	113,464
Fairchild Semiconductor International, Inc. †	7,700	92,708
Fortinet, Inc. †	19,300	420,933
Gartner, Inc. †	6,200	215,574
IAC/InterActiveCorp	6,700	285,420
Informatica Corp. †	2,300	84,939
Intel Corp. (a)	239,700	5,812,725
InterDigital, Inc. (a)	6,200	270,134
International Business Machines Corp.	56,900	10,462,772
Intuit, Inc.	8,200	431,238

The accompanying notes are an integral part of these financial statements.	(Continued)

128	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR MOMENTUM FUND

	SHARES	VALUE (Note 3)
Information Technology - 19.5% (continued)
IPG Photonics Corp. †(a)	3,700	$125,319
Jabil Circuit, Inc. (a)	15,000	294,900
Jack Henry & Associates, Inc.	8,800	295,768
KLA-Tencor Corp. (a)	11,300	545,225
Mastercard, Inc., Class A	7,000	2,609,740
Maxim Integrated Products, Inc.	21,200	552,048
Molex, Inc.	9,000	214,740
Motorola Solutions, Inc.	19,400	898,026
NCR Corp. †	8,300	136,618
Netlogic Microsystems, Inc. †	6,000	297,420
NetSuite, Inc. †	8,500	344,675
NeuStar, Inc., Class A †	8,700	297,279
Nuance Communications, Inc. †	23,600	593,776
Oracle Corp.	80,100	2,054,565
Polycom, Inc. †	7,200	117,360
QUALCOMM, Inc.	23,100	1,263,570
Rackspace Hosting, Inc. †(a)	11,300	486,013
Riverbed Technology, Inc. †	4,500	105,750
SanDisk Corp. †	6,100	300,181
SolarWinds, Inc. †	12,600	352,170
Solera Holdings, Inc.	5,700	253,878
Teradata Corp. †	14,100	683,991
TIBCO Software, Inc. †	20,000	478,200
Total System Services, Inc.	15,100	295,356
Trimble Navigation Ltd. †	3,400	147,560
Universal Display Corp. †(a)	8,600	315,534
VeriFone Systems, Inc. †	8,300	294,816
Visa, Inc., Class A	31,600	3,208,348
Vishay Intertechnology, Inc. †(a)	8,200	73,718
VMware, Inc., Class A †	7,300	607,287
Xilinx, Inc.	9,300	298,158
Zebra Technologies Corp., Class A †	3,200	114,496

		59,141,309

Materials - 1.7%
Albemarle Corp. (a)	4,000	206,040
Allied Nevada Gold Corp. †	15,600	472,368
Ball Corp.	5,200	185,692
Carpenter Technology Corp.	5,700	293,436
Celanese Corp., Series A	7,000	309,890
CF Industries Holdings, Inc.	2,100	304,458
Cliffs Natural Resources, Inc.	1,400	87,290
Eastman Chemical Co.	2,500	97,650
International Flavors & Fragrances, Inc.	6,500	340,730
International Paper Co.	3,100	91,760
MeadWestvaco Corp.	5,200	155,740
Monsanto Co.	11,800	826,826
NewMarket Corp.	1,600	316,976
Newmont Mining Corp.	4,800	288,048
Rockwood Holdings, Inc. †	5,700	224,409
Royal Gold, Inc. (a)	9,900	667,557
Stillwater Mining Co. †(a)	5,700	59,622
WR Grace & Co. †	3,700	169,904

		5,098,396

Telecommunication Services - 1.2%
Level 3 Communications, Inc. †(a)	21,386	363,348
Verizon Communications, Inc. (a)	83,700	3,358,044

		3,721,392

	SHARES	VALUE (Note 3)
Utilities - 6.8%
AGL Resources, Inc.	7,100	$300,046
Alliant Energy Corp.	7,000	308,770
Ameren Corp.	10,100	334,613
American Electric Power Co., Inc.	16,200	669,222
American Water Works Co., Inc.	20,500	653,130
Atmos Energy Corp.	9,100	303,485
Calpine Corp. †	27,100	442,543
CenterPoint Energy, Inc.	25,700	516,313
Cleco Corp.	8,100	308,610
CMS Energy Corp.	14,000	309,120
Consolidated Edison, Inc.	23,400	1,451,502
Dominion Resources, Inc.	28,000	1,486,240
DTE Energy Co.	9,300	506,385
Duke Energy Corp. (a)	68,300	1,502,600
Edison International	7,500	310,500
Exelon Corp.	13,200	572,484
FirstEnergy Corp.	33,900	1,501,770
Hawaiian Electric Industries, Inc.	11,500	304,520
ITC Holdings Corp. (a)	7,500	569,100
National Fuel Gas Co.	5,400	300,132
NiSource, Inc. (a)	25,700	611,917
Northeast Utilities	14,800	533,836
OGE Energy Corp.	7,300	413,983
Oneok, Inc.	11,200	970,928
Pinnacle West Capital Corp.	7,600	366,168
Portland General Electric Co.	12,000	303,480
PPL Corp.	28,600	841,412
Public Service Enterprise Group, Inc. (a)	8,800	290,488
Questar Corp.	15,300	303,858
Southern Co.	40,300	1,865,487
UIL Holdings Corp.	7,700	272,349
WGL Holdings, Inc.	6,900	305,118
Wisconsin Energy Corp.	8,700	304,152
Xcel Energy, Inc.	15,400	425,656

		20,459,917

TOTAL COMMON STOCKS (cost $284,019,961)		301,189,647

MONEY MARKET FUNDS - 0.6%
J.P. Morgan Treasury Plus Money Market Fund - Institutional Shares, 0.000% (2)(b)
(cost $1,766,980)	1,766,980	1,766,980

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 2.4%
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.130% (2)(b)(c)
(cost $7,396,308)	7,396,308	7,396,308

TOTAL INVESTMENTS - 102.5% (cost $293,183,249)		310,352,935

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.5)% (d)		(7,597,651)

NET ASSETS - 100.0%		$302,755,284

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	129

Schedule of Investments	December 31, 2011

AQR MOMENTUM FUND

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $7,154,113; cash collateral of $7,396,308 was received with which the Fund purchased a money market fund.
(b)	Represents annualized seven-day yield as of December 31, 2011.
(c)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(d)	Includes appreciation on futures contracts.

All securities are Level 1, with respect to ASC 820 unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

Open futures contracts outstanding at December 31, 2011:

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION
Long Contracts:
40	S&P 500 E-Mini Futures	March 16, 2012	$2,466,452	$2,505,200	$38,748

Cash held as collateral with broker for futures contracts was $112,350 at December 31, 2011.

The accompanying notes are an integral part of these financial statements.

130	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR SMALL CAP MOMENTUM FUND

COMMON STOCKS - 99.8%	SHARES	VALUE (Note 3)
Consumer Discretionary - 13.5%
99 Cents Only Stores †	15,600	$342,420
A. H. Belo Corp., Class A	3,400	16,150
AFC Enterprises, Inc. †	5,000	73,500
American Public Education, Inc. †(a)	3,300	142,824
America’s Car-Mart, Inc. †	3,100	121,458
Amerigon, Inc. †	8,800	125,488
Ameristar Casinos, Inc.	3,700	63,973
Arbitron, Inc.	5,000	172,050
Arctic Cat, Inc. †	8,600	193,930
Asbury Automotive Group, Inc. †	7,200	155,232
Ascent Capital Group, Inc., Class A †	4,800	243,456
Barnes & Noble, Inc. †	3,200	46,336
Bebe Stores, Inc.	15,100	125,783
BJ’s Restaurants, Inc. †	7,200	326,304
Blyth, Inc.	3,400	193,120
Bob Evans Farms, Inc.	5,800	194,532
Body Central Corp. †	4,000	99,840
Bridgepoint Education, Inc. †(a)	11,000	253,000
Buffalo Wild Wings, Inc. †(a)	4,400	297,044
Build-A-Bear Workshop, Inc. †	3,600	30,456
Cabela’s, Inc. †	8,100	205,902
Caribou Coffee Co., Inc. †	11,000	153,450
Carrols Restaurant Group, Inc. †	1,900	21,983
Cavco Industries, Inc. †	1,300	52,078
Charming Shoppes, Inc. †	8,800	43,120
Children’s Place Retail Stores, Inc./The †	3,200	169,984
Churchill Downs, Inc.	3,600	187,668
Collectors Universe	4,900	71,393
Conn’s, Inc. †	12,400	137,640
Core-Mark Holding Co., Inc.	2,900	114,840
Cost Plus, Inc. †	9,800	95,550
CSS Industries, Inc.	1,000	19,920
Delta Apparel, Inc. †	900	17,181
Denny’s Corp. †(a)	18,100	68,056
Dorman Products, Inc. †	1,332	49,191
Drew Industries, Inc. †	2,600	63,778
Einstein Noah Restaurant Group, Inc.	3,600	56,952
Ethan Allen Interiors, Inc. (a)	4,400	104,324
Express, Inc. †	14,600	291,124
Finish Line, Inc./The, Class A	12,800	246,848
Fisher Communications, Inc. †	1,800	51,894
Geeknet, Inc. †	1,800	30,690
Genesco, Inc. †	5,700	351,918
Global Sources Ltd. (Bermuda) †	2,900	14,065
Group 1 Automotive, Inc.	5,100	264,180
Helen of Troy Ltd. (Bermuda) †	3,500	107,450
Hibbett Sports, Inc. †	6,300	284,634
Hillenbrand, Inc.	6,100	136,152
Hot Topic, Inc.	24,900	164,589
International Speedway Corp., Class A	3,500	88,725
iRobot Corp. †	7,100	211,935
Jakks Pacific, Inc.	2,800	39,508
Jos. A. Bank Clothiers, Inc. †	6,300	307,188
K12, Inc. †(a)	2,600	46,644
Kenneth Cole Productions, Inc., Class A †	1,900	20,121
Kingold Jewelry, Inc. (China) †	9,300	10,602
Kona Grill, Inc. †	2,300	14,076

	SHARES	VALUE (Note 3)
Consumer Discretionary - 13.5% (continued)
Krispy Kreme Doughnuts, Inc. †	21,300	$139,302
La-Z-Boy, Inc. †	9,100	108,290
Libbey, Inc. †	4,300	54,782
Life Time Fitness, Inc. †	2,100	98,175
Lions Gate Entertainment Corp. †	7,800	64,896
Lithia Motors, Inc., Class A	7,300	159,578
Liz Claiborne, Inc. †	5,800	50,054
Mac-Gray Corp.	1,900	26,201
Men’s Wearhouse, Inc./The	5,400	175,014
Monro Muffler Brake, Inc.	7,600	294,804
Motorcar Parts of America, Inc. †	4,400	33,000
Movado Group, Inc.	6,900	125,373
Multimedia Games Holding Co., Inc. †	8,900	70,666
Nexstar Broadcasting Group, Inc., Class A †	1,700	13,328
Oxford Industries, Inc. (a)	4,300	194,016
Papa John’s International, Inc. †	7,200	271,296
Peet’s Coffee & Tea, Inc. †	4,400	275,792
Penske Automotive Group, Inc.	13,400	257,950
Pier 1 Imports, Inc. †(a)	24,500	341,285
Pool Corp.	12,700	382,270
Red Robin Gourmet Burgers, Inc. †	5,500	152,350
RG Barry Corp.	2,100	25,368
Ruth’s Hospitality Group, Inc. †(a)	11,400	56,658
Saga Communications, Inc., Class A †	200	7,476
Select Comfort Corp. †	12,600	273,294
Shoe Carnival, Inc. †	2,800	71,960
Sinclair Broadcast Group, Inc., Class A	15,400	174,482
Sonic Automotive, Inc., Class A	11,200	165,872
Sonic Corp. †	400	2,692
Standard Motor Products, Inc.	7,000	140,350
Steiner Leisure Ltd. †	1,700	77,163
Steinway Musical Instruments, Inc. †	3,000	75,120
Steven Madden Ltd. †	9,536	328,992
Stewart Enterprises, Inc., Class A (a)	15,600	89,856
Sturm, Ruger & Co., Inc.	7,600	254,296
Systemax, Inc. †	1,200	19,692
Town Sports International Holdings, Inc. †	10,200	74,970
True Religion Apparel, Inc. †	7,000	242,060
U.S. Auto Parts Network, Inc. †(a)	2,500	10,925
Unifi, Inc. †(a)	3,700	28,120
Vera Bradley, Inc. †(a)	3,200	103,200
Vitamin Shoppe, Inc. †	6,900	275,172
Wet Seal, Inc./The, Class A †	24,700	80,522
Winmark Corp.	200	11,474
ZAGG, Inc. †	15,800	111,706
Zale Corp. †	14,700	56,007

		13,578,098

Consumer Staples - 5.2%
Andersons, Inc./The	3,300	144,078
B&G Foods, Inc.	14,200	341,794
Boston Beer Co., Inc./The, Class A †(a)	2,200	238,832
Calavo Growers, Inc.	2,000	51,360
Cal-Maine Foods, Inc.	8,400	307,188
Coca-Cola Bottling Co. Consolidated	700	40,985
Craft Brewers Alliance, Inc. †	4,500	27,090
Cyanotech Corp. †	1,300	9,035

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	131

Schedule of Investments	December 31, 2011

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Consumer Staples - 5.2% (continued)
Darling International, Inc. †	8,000	$106,320
Dean Foods Co. †	8,400	94,080
Dole Food Co., Inc. †(a)	10,100	87,365
Elizabeth Arden, Inc. †	9,300	344,472
Fresh Del Monte Produce, Inc.	10,800	270,108
Hain Celestial Group, Inc./The †	10,900	399,594
Heckmann Corp. †	30,700	204,155
Ingles Markets, Inc., Class A	2,200	33,132
J&J Snack Foods Corp.	4,700	250,416
Lancaster Colony Corp. (a)	5,100	353,634
Limoneira Co.	1,600	27,056
National Beverage Corp. †	1,200	19,284
Omega Protein Corp. †	16,200	115,506
Pizza Inn Holdings, Inc. †	6,300	34,650
Revlon, Inc., Class A †	1,800	26,766
Rite Aid Corp. †(a)	193,800	244,188
Sanderson Farms, Inc.	6,000	300,780
Smart Balance, Inc. †	21,200	113,632
Snyders-Lance, Inc. (a)	7,300	164,250
Spartan Stores, Inc.	3,300	61,050
Star Scientific, Inc. †(a)	31,700	69,106
Susser Holdings Corp. †	9,000	203,580
Universal Corp.	1,800	82,728
Vector Group Ltd.	19,800	351,648
WD-40 Co.	2,000	80,820

		5,198,682

Energy - 6.3%
Alon USA Energy, Inc.	14,500	126,295
Approach Resources, Inc. †(a)	8,100	238,221
Basic Energy Services, Inc. †(a)	10,100	198,970
Bristow Group, Inc.	5,000	236,950
Callon Petroleum Co. †	7,900	39,263
Cheniere Energy, Inc. †	26,800	232,892
Contango Oil & Gas Co. †	3,900	226,902
Crosstex Energy, Inc.	12,400	156,736
CVR Energy, Inc. †	5,400	101,142
Dawson Geophysical Co. †	3,100	122,543
Delek US Holdings, Inc.	16,700	190,547
Double Eagle Petroleum Co. †	9,500	65,360
Enbridge Energy Management LLC †	4,653	161,738
Energy Partners Ltd. †	4,800	70,080
Evolution Petroleum Corp. †(a)	10,800	86,940
FX Energy, Inc. †	4,600	22,080
GeoResources, Inc. †	2,800	82,068
Gulf Island Fabrication, Inc.	3,100	90,551
Gulfmark Offshore, Inc., Class A †	7,200	302,472
Gulfport Energy Corp. †	12,600	371,070
Helix Energy Solutions Group, Inc. †	6,600	104,280
Hercules Offshore, Inc. †	35,700	158,508
Hornbeck Offshore Services, Inc. †(a)	7,400	229,548
Houston American Energy Corp. †(a)	4,600	56,074
Hyperdynamics Corp. †(a)	10,100	24,745
Kodiak Oil & Gas Corp. †	26,600	252,700
Matrix Service Co. †	3,700	34,928
Miller Energy Resources, Inc. †(a)	5,300	14,787
Mitcham Industries, Inc. †(a)	8,200	179,088
Newpark Resources, Inc. †	23,900	227,050

	SHARES	VALUE (Note 3)
Energy - 6.3% (continued)
Panhandle Oil and Gas, Inc., Class A	900	$29,529
Parker Drilling Co. †	29,100	208,647
PHI, Inc. †	1,400	34,790
Pioneer Drilling Co. †	20,500	198,440
Rentech, Inc. †	52,300	68,513
REX American Resources Corp. †	1,600	35,376
Rex Energy Corp. †	11,600	171,216
Royale Energy, Inc. †	18,600	85,188
Stone Energy Corp. †	11,600	306,008
Tesco Corp. †	8,200	103,648
TGC Industries, Inc. †	5,000	35,700
Union Drilling, Inc. †	13,300	82,992
Uranerz Energy Corp. †(a)	14,800	26,936
Uranium Resources, Inc. †(a)	12,500	9,075
W&T Offshore, Inc.	14,000	296,940
Warren Resources, Inc. †(a)	9,100	29,666
Western Refining, Inc. †	18,500	245,865

		6,373,057

Financials - 17.0%
1st Source Corp.	2,000	50,660
Acadia Realty Trust REIT	8,500	171,190
Advance America Cash Advance Centers, Inc.	20,900	187,055
American Safety Insurance Holdings Ltd. †	1,900	41,325
Ameris Bancorp †	4,001	41,130
AMERISAFE, Inc. †	2,100	48,825
Amtrust Financial Services, Inc.	18,300	434,625
Arlington Asset Investment Corp., Class A	4,600	98,118
Associated Estates Realty Corp. REIT	13,900	221,705
Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	10,900	174,945
Bancorp, Inc. †	2,800	20,244
Bank of Marin Bancorp	500	18,795
Bank of the Ozarks, Inc.	13,100	388,153
Banner Corp.	6,300	108,045
Beneficial Mutual Bancorp, Inc. †	2,600	21,736
Berkshire Hills Bancorp, Inc.	3,500	77,665
BofI Holding, Inc. †	1,600	26,000
Boston Private Financial Holdings, Inc.	19,800	157,212
Bryn Mawr Bank Corp.	1,000	19,490
Cardinal Financial Corp.	6,300	67,662
Cash America International, Inc.	7,200	335,736
Citizens & Northern Corp.	3,000	55,410
Citizens Republic Bancorp, Inc. †	8,000	91,200
Citizens, Inc. †	3,200	31,008
CNB Financial Corp.	900	14,202
CNO Financial Group, Inc. †	20,800	131,248
Cohen & Steers, Inc. (a)	2,300	66,470
Columbia Banking System, Inc.	4,700	90,569
Community Bank System, Inc.	9,700	269,660
Coresite Realty Corp. REIT	4,300	76,626
Crawford & Co., Class B (a)	4,500	27,720
Credit Acceptance Corp. †	400	32,912
CubeSmart REIT	22,700	241,528
CVB Financial Corp.	33,400	335,002
DFC Global Corp. †	7,300	131,838
Diamond Hill Investment Group, Inc. (a)	500	36,990

The accompanying notes are an integral part of these financial statements.	(Continued)

132	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Financials - 17.0% (continued)
Eagle Bancorp, Inc. †	4,400	$63,976
EastGroup Properties, Inc. REIT	6,200	269,576
Education Realty Trust, Inc. REIT	22,900	234,267
eHealth, Inc. †	4,600	67,620
Enstar Group Ltd. (Bermuda) †	2,500	245,500
Enterprise Financial Services Corp.	2,600	38,480
Epoch Holding Corp.	5,200	115,596
ESB Financial Corp.	700	9,849
Ezcorp, Inc., Class A †	12,400	326,988
FBL Financial Group, Inc., Class A	5,500	187,110
Federal Agricultural Mortgage Corp., Class C	7,100	127,942
Financial Engines, Inc. †(a)	9,200	205,436
First Busey Corp.	6,900	34,500
First Cash Financial Services, Inc. †	7,600	266,684
First Defiance Financial Corp.	800	11,672
First Financial Corp.	1,000	33,280
First Industrial Realty Trust, Inc. REIT †	22,200	227,106
First Merchants Corp.	5,800	49,126
FNB Corp.	29,200	330,252
Fox Chase Bancorp, Inc.	1,900	23,997
GAMCO Investors, Inc., Class A	1,600	69,584
German American Bancorp, Inc.	800	14,552
Gladstone Capital Corp.	7,300	55,699
Gladstone Commercial Corp. REIT	4,400	77,220
Gladstone Investment Corp.	9,900	71,973
Glimcher Realty Trust REIT	16,400	150,880
Global Indemnity PLC (Ireland) †(a)	1,500	29,745
Gramercy Capital Corp. REIT †	20,400	51,000
Gyrodyne Co. of America, Inc. REIT †	100	10,163
Harleysville Group, Inc.	2,200	124,454
HFF, Inc., Class A †	9,100	94,003
Home Bancshares, Inc.	8,300	215,053
Horizon Technology Finance Corp.	900	14,652
Hudson Valley Holding Corp.	1,300	27,586
Infinity Property & Casualty Corp.	3,300	187,242
INTL FCStone, Inc. †	3,000	70,710
Investors Bancorp, Inc. †	17,800	239,944
Kansas City Life Insurance Co.	500	16,410
Kemper Corp.	5,500	160,655
Ladenburg Thalmann Financial Services, Inc. †(a)	39,400	97,712
Lakeland Financial Corp.	4,500	116,415
LTC Properties, Inc. REIT	5,800	178,988
Maiden Holdings Ltd. (Bermuda)	15,800	138,408
Main Street Capital Corp.	8,500	180,540
MainSource Financial Group, Inc.	3,300	29,139
MarketAxess Holdings, Inc.	10,282	309,591
MB Financial, Inc.	10,600	181,260
Meadowbrook Insurance Group, Inc.	7,800	83,304
Medallion Financial Corp.	2,900	33,002
Mission West Properties, Inc. REIT	3,300	29,766
Monmouth Real Estate Investment Corp., Class A REIT	5,700	52,155
MVC Capital, Inc.	4,300	49,837
National Financial Partners Corp. †	5,800	78,416
National Penn Bancshares, Inc.	37,800	319,032

	SHARES	VALUE (Note 3)
Financials - 17.0% (continued)
NewStar Financial, Inc. †	11,100	$112,887
Northfield Bancorp, Inc.	1,300	18,408
Northwest Bancshares, Inc.	32,000	398,080
OceanFirst Financial Corp.	1,500	19,605
Ocwen Financial Corp. †	14,000	202,720
Old National Bancorp	14,300	166,595
OmniAmerican Bancorp, Inc. †	1,000	15,700
One Liberty Properties, Inc. REIT	1,300	21,450
OneBeacon Insurance Group Ltd., Class A	9,000	138,510
Oritani Financial Corp.	27,300	348,621
Pacific Capital Bancorp NA †	600	16,944
Penns Woods Bancorp, Inc.	300	11,634
Pinnacle Financial Partners, Inc. †	11,500	185,725
Presidential Life Corp.	1,800	17,982
Primerica, Inc.	8,300	192,892
Retail Opportunity Investments Corp. REIT	18,200	215,488
RLI Corp. (a)	6,200	451,732
Rockville Financial, Inc.	4,100	42,476
Safeguard Scientifics, Inc. †	6,700	105,793
Safety Insurance Group, Inc.	1,900	76,912
Seacoast Banking Corp of Florida †	8,500	12,920
Solar Capital Ltd.	6,500	143,585
Southside Bancshares, Inc. (a)	3,600	77,976
Sovran Self Storage, Inc. REIT	5,100	217,617
Sun Communities, Inc. REIT	8,109	296,222
SWS Group, Inc.	6,300	43,281
Tejon Ranch Co. †	2,500	61,200
Territorial Bancorp, Inc.	2,500	49,375
Texas Capital Bancshares, Inc. †	13,200	404,052
TICC Capital Corp.	6,600	57,090
Tompkins Financial Corp.	800	30,808
Triangle Capital Corp.	7,200	137,664
Umpqua Holdings Corp.	17,500	216,825
United Financial Bancorp, Inc.	5,100	82,059
Universal Health Realty Income Trust REIT	1,400	54,600
ViewPoint Financial Group	12,300	160,023
Virginia Commerce Bancorp, Inc. †	11,900	91,987
Virtus Investment Partners, Inc. †	2,800	212,828
Walter Investment Management Corp.	8,820	180,898
Washington Trust Bancorp, Inc.	2,100	50,106
Webster Financial Corp.	5,600	114,184
WesBanco, Inc.	9,200	179,124
West Bancorporation, Inc.	1,100	10,538
West Coast Bancorp †	10,120	157,872
WisdomTree Investments, Inc. †	18,800	113,740
World Acceptance Corp. †	4,500	330,750
WSFS Financial Corp.	2,000	71,920

		17,090,144

Health Care - 16.3%
Aastrom Biosciences, Inc. †	16,500	30,030
ABIOMED, Inc. †(a)	11,600	214,252
Achillion Pharmaceuticals, Inc. †	22,600	172,212
Acura Pharmaceuticals, Inc. †(a)	2,400	8,376
Aegerion Pharmaceuticals, Inc. †	2,500	41,850
Affymetrix, Inc. †	17,700	72,393
Air Methods Corp. †(a)	3,400	287,130
Akorn, Inc. †(a)	25,800	286,896

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	133

Schedule of Investments	December 31, 2011

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Health Care - 16.3% (continued)
Alexza Pharmaceuticals, Inc. †	62,200	$51,626
Align Technology, Inc. †	4,600	109,135
Alkermes PLC (Ireland) †	13,700	237,832
Amsurg Corp. †	8,000	208,320
Analogic Corp.	3,500	200,620
AngioDynamics, Inc. †	3,100	45,911
Antares Pharma, Inc. †(a)	83,900	184,580
Anthera Pharmaceuticals, Inc. †	5,900	36,226
Apricus Biosciences, Inc. †	7,900	40,764
Ariad Pharmaceuticals, Inc. †	22,200	271,950
Arqule, Inc. †	6,200	34,968
ArthroCare Corp. †	2,900	91,872
AtriCure, Inc. †	6,300	69,930
Atrion Corp.	200	48,046
AVEO Pharmaceuticals, Inc. †	7,800	134,160
BioLase Technology, Inc. †(a)	20,783	53,412
BioSante Pharmaceuticals, Inc. †(a)	222,400	111,667
BioScrip, Inc. †	15,900	86,814
BSD Medical Corp. †	8,200	19,434
Cambrex Corp. †(a)	8,300	59,594
Cantel Medical Corp. (a)	3,100	86,583
Capital Senior Living Corp. †	12,300	97,662
Cardiovascular Systems, Inc. †(a)	7,900	77,815
Celsion Corp. †(a)	24,300	41,796
Centene Corp. †	7,000	277,130
Cerus Corp. †(a)	13,000	36,400
Columbia Laboratories, Inc. †	38,100	95,250
Computer Programs & Systems, Inc.	2,200	112,442
CONMED Corp. †	5,500	141,185
Corcept Therapeutics, Inc. †	9,500	32,490
Corvel Corp. †	1,600	82,736
Curis, Inc. †	40,700	190,476
Cyberonics, Inc. †	2,400	80,400
Delcath Systems, Inc. †	3,900	11,895
Depomed, Inc. †(a)	10,900	56,462
Dusa Pharmaceuticals, Inc. †	3,600	15,768
Dynavax Technologies Corp. †	28,700	95,284
Echo Therapeutics, Inc. †	6,500	14,690
Endologix, Inc. †	18,700	214,676
Ensign Group, Inc./The	3,500	85,750
Exact Sciences Corp. †	14,000	113,680
Exelixis, Inc. †	16,400	77,654
Five Star Quality Care, Inc. †	3,000	9,000
Furiex Pharmaceuticals, Inc. †	3,000	50,130
Genomic Health, Inc. †	7,700	195,503
GTx, Inc. †	12,200	40,992
Halozyme Therapeutics, Inc. †	16,300	155,013
Hanger Orthopedic Group, Inc. †	3,100	57,939
Hansen Medical, Inc. †	19,600	50,568
HealthStream, Inc. †	12,100	223,245
Hi-Tech Pharmacal Co., Inc. †	4,700	182,783
ICU Medical, Inc. †	1,600	72,000
Idenix Pharmaceuticals, Inc. †	27,400	203,993
Immunogen, Inc. †	19,300	223,494
Immunomedics, Inc. †	19,800	65,934
Infinity Pharmaceuticals, Inc. †	3,200	28,288
Inhibitex, Inc. †	36,900	403,686

	SHARES	VALUE (Note 3)
Health Care - 16.3% (continued)
Insulet Corp. †(a)	9,300	$175,119
InterMune, Inc. †	14,700	185,220
IPC The Hospitalist Co., Inc. †	4,800	219,456
Ironwood Pharmaceuticals, Inc. †	15,100	180,747
Jazz Pharmaceuticals, Inc. †	3,800	146,794
Lexicon Pharmaceuticals, Inc. †(a)	13,400	17,286
Ligand Pharmaceuticals, Inc., Class B †(a)	8,400	99,708
Luminex Corp. †	9,900	210,177
Magellan Health Services, Inc. †	3,400	168,198
MAKO Surgical Corp. †(a)	11,600	292,436
Maxygen, Inc. †	6,300	35,469
MedCath Corp. †	10,300	75,087
Medicines Co./The †	12,700	236,728
Medivation, Inc. †	9,200	424,212
Medtox Scientific, Inc. †	800	11,240
MELA Sciences, Inc. †	19,800	73,062
Merge Healthcare, Inc. †(a)	30,200	146,470
Merit Medical Systems, Inc. †	7,600	101,688
Metropolitan Health Networks, Inc. †	19,700	147,159
Molina Healthcare, Inc. †	5,300	118,349
MWI Veterinary Supply, Inc. †	3,400	225,896
Myriad Genetics, Inc. †	8,400	175,896
Neogen Corp. †(a)	2,300	70,472
Neoprobe Corp. †	46,100	120,782
Neurocrine Biosciences, Inc. †(a)	7,100	60,350
NxStage Medical, Inc. †	4,100	72,898
Omnicell, Inc. †	6,600	109,032
Oncothyreon, Inc. †	19,600	148,568
OPKO Health, Inc. †	69,700	341,530
Optimer Pharmaceuticals, Inc. †	10,800	132,192
OraSure Technologies, Inc. †(a)	19,300	175,823
Pain Therapeutics, Inc. †(a)	10,200	38,760
PAREXEL International Corp. †	3,300	68,442
PDL BioPharma, Inc.	34,900	216,380
Pharmacyclics, Inc. †	18,900	280,098
Progenics Pharmaceuticals, Inc. †	14,200	121,268
PSS World Medical, Inc. †	3,300	79,827
Quidel Corp. †	9,600	145,248
Rigel Pharmaceuticals, Inc. †	6,000	47,340
Rockwell Medical Technologies, Inc. †	5,100	43,197
RTI Biologics, Inc. †	21,000	93,240
Sangamo Biosciences, Inc. †	14,700	41,748
Santarus, Inc. †	7,200	23,832
SciClone Pharmaceuticals, Inc. †(a)	20,600	88,374
Select Medical Holdings Corp. †	11,200	94,976
Skilled Healthcare Group, Inc., Class A †(a)	3,700	20,202
Solta Medical, Inc. †	10,900	34,226
Spectranetics Corp. †	4,600	33,212
Spectrum Pharmaceuticals, Inc. †	16,500	241,395
Staar Surgical Co. †(a)	14,800	155,252
Sunrise Senior Living, Inc. †	16,100	104,328
SurModics, Inc. †	2,000	29,320
Synergetics USA, Inc. †	7,300	53,874
Synovis Life Technologies, Inc. †	1,600	44,528
Team Health Holdings, Inc. †	12,300	271,461
Transcend Services, Inc. †	6,900	163,737

The accompanying notes are an integral part of these financial statements.	(Continued)

134	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Health Care - 16.3% (continued)
Transcept Pharmaceuticals, Inc. †	6,100	$47,763
Trius Therapeutics, Inc. †	3,500	25,025
Universal American Corp.	19,100	242,761
Uroplasty, Inc. †	11,800	50,150
US Physical Therapy, Inc.	3,000	59,040
Vascular Solutions, Inc. †	2,200	24,486
Vical, Inc. †	32,800	144,648
ViroPharma, Inc. †	9,300	254,727
Vivus, Inc. †	22,000	214,500
Volcano Corp. †	4,400	104,676
West Pharmaceutical Services, Inc.	7,000	265,650
Wright Medical Group, Inc. †	5,900	97,350
Young Innovations, Inc.	700	20,741
Zalicus, Inc. †(a)	29,600	35,816
ZIOPHARM Oncology, Inc. †	24,900	109,809
Zoll Medical Corp. †(a)	3,700	233,766

		16,374,009

Industrials - 13.6%
AAON, Inc. (a)	4,700	96,303
AAR Corp. (a)	300	5,751
Acacia Research - Acacia Technologies †	3,026	110,479
ACCO Brands Corp. †(a)	6,200	59,830
Aceto Corp. (a)	7,400	51,060
Active Power, Inc. †(a)	14,200	9,372
Advisory Board Co./The †	4,100	304,261
Aerovironment, Inc. †	5,400	169,938
Air Transport Services Group, Inc. †	3,200	15,104
Aircastle Ltd.	15,800	200,976
Alamo Group, Inc.	2,500	67,325
Albany International Corp., Class A	3,800	87,856
Allegiant Travel Co. †	2,700	144,018
American Railcar Industries, Inc. †	6,000	143,580
Applied Industrial Technologies, Inc.	3,100	109,027
Argan, Inc.	1,100	16,731
Astec Industries, Inc. †	4,900	157,829
Astronics Corp. †(a)	5,400	193,374
Astronics Corp., Class B †	210	7,613
AT Cross Co., Class A †	900	10,152
AZZ, Inc.	2,600	118,144
Barnes Group, Inc.	11,200	270,032
Barrett Business Services, Inc.	2,800	55,888
Beacon Roofing Supply, Inc. †	7,000	141,610
Belden, Inc.	2,800	93,184
Blount International, Inc. †(a)	4,400	63,888
Brink’s Co./The	4,700	126,336
Capstone Turbine Corp. †(a)	93,200	108,112
Cascade Corp.	2,500	117,925
Casella Waste Systems, Inc., Class A †	10,100	64,640
CBIZ, Inc. †	10,400	63,544
Ceradyne, Inc. †	4,200	112,476
Chart Industries, Inc. †	4,600	248,722
Coleman Cable, Inc. †	6,900	60,030
Colfax Corp. †(a)	9,200	262,016
Consolidated Graphics, Inc. †	1,500	72,420
CoStar Group, Inc. †(a)	3,300	220,209
Covenant Transportation Group, Inc., Class A †	2,600	7,722

	SHARES	VALUE (Note 3)
Industrials - 13.6% (continued)
CPI Aerostructures, Inc. †	1,800	$21,150
CRA International, Inc. †	2,200	43,648
Deluxe Corp.	8,000	182,080
Douglas Dynamics, Inc.	6,500	95,030
DXP Enterprises, Inc. †	3,700	119,140
Dycom Industries, Inc. †	9,100	190,372
Dynamic Materials Corp.	5,600	110,768
Encore Capital Group, Inc. †	5,074	107,873
Encore Wire Corp.	2,900	75,110
EnPro Industries, Inc. †(a)	2,300	75,854
Exponent, Inc. †	4,900	225,253
Flow International Corp. †	11,400	39,900
Forward Air Corp.	4,300	137,815
Franklin Electric Co., Inc.	5,300	230,868
FTI Consulting, Inc. †	4,700	199,374
Furmanite Corp. †	7,300	46,063
G&K Services, Inc., Class A	4,000	116,440
GATX Corp.	6,500	283,790
Generac Holdings, Inc. †	9,200	257,876
Global Power Equipment Group, Inc. †	5,200	123,500
Gorman-Rupp Co./The	3,500	95,025
GP Strategies Corp. †	3,300	44,484
Graham Corp.	1,900	42,636
Great Lakes Dredge & Dock Corp.	2,400	13,344
H&E Equipment Services, Inc. †	4,900	65,758
Hardinge, Inc.	4,300	34,615
Healthcare Services Group, Inc.	14,800	261,812
Heritage-Crystal Clean, Inc. †	500	8,280
Houston Wire & Cable Co.	4,500	62,190
Hudson Highland Group, Inc. †	5,400	25,866
Hurco Cos., Inc. †	4,400	92,400
Huron Consulting Group, Inc. †	5,900	228,566
Innerworkings, Inc. †	12,900	120,099
Insteel Industries, Inc.	3,700	40,663
Intersections, Inc.	2,300	25,507
Kadant, Inc. †(a)	3,300	74,613
Kaman Corp.	7,100	193,972
LMI Aerospace, Inc. †	1,000	17,550
Lydall, Inc. †	8,800	83,512
Macquarie Infrastructure Co. LLC	11,600	324,220
MasTec, Inc. †	3,800	66,006
McGrath RentCorp.	2,100	60,879
Metalico, Inc. †(a)	10,700	35,203
Middleby Corp. †	2,400	225,696
Miller Industries, Inc.	7,800	122,694
Mine Safety Appliances Co.	6,100	202,032
Mistras Group, Inc. †	8,900	226,861
Mobile Mini, Inc. †(a)	4,600	80,270
Mueller Industries, Inc.	2,600	99,892
Multi-Color Corp.	6,200	159,526
MYR Group, Inc. †	5,800	111,012
Navigant Consulting, Inc. †	7,300	83,293
Northwest Pipe Co. †	2,800	64,008
Odyssey Marine Exploration, Inc. †(a)	41,200	112,888
On Assignment, Inc. †	14,100	157,638
Park-Ohio Holdings Corp. †	2,600	46,384
PMFG, Inc. †	3,900	76,089

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	135

Schedule of Investments	December 31, 2011

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Industrials - 13.6% (continued)
Portfolio Recovery Associates, Inc. †	1,200	$81,024
Powell Industries, Inc. †	1,200	37,536
Primoris Services Corp.	13,000	194,090
Quality Distribution, Inc. †	12,000	135,000
Raven Industries, Inc.	4,800	297,120
RBC Bearings, Inc. †	2,800	116,760
Roadrunner Transportation Systems, Inc. †	3,000	42,390
RSC Holdings, Inc. †	4,800	88,800
Rush Enterprises, Inc., Class A †	8,400	175,728
SeaCube Container Leasing Ltd.	2,600	38,506
Seaspan Corp. (Hong Kong)	3,700	50,616
Simpson Manufacturing Co., Inc.	4,300	144,738
Standex International Corp.	3,500	119,595
Sun Hydraulics Corp.	6,700	156,981
SYKES Enterprises, Inc. †	1,000	15,660
Taser International, Inc. †	20,400	104,448
Team, Inc. †	6,600	196,350
Tennant Co.	5,000	194,350
Titan International, Inc.	6,400	124,544
Titan Machinery, Inc. †	3,900	84,747
TRC Cos., Inc. †	1,100	6,611
TriMas Corp. †(a)	400	7,180
Twin Disc, Inc.	4,800	174,336
Unifirst Corp.	2,100	119,154
United Rentals, Inc. †	3,300	97,515
United Stationers, Inc.	3,500	113,960
US Ecology, Inc.	3,900	73,242
Valence Technology, Inc. †(a)	9,700	9,506
Xerium Technologies, Inc. †	2,500	16,350
XPO Logistics, Inc. †	4,300	53,105

		13,704,806

Information Technology - 18.4%
3D Systems Corp. †	8,500	122,400
Accelrys, Inc. †	7,200	48,384
ACI Worldwide, Inc. †	7,900	226,256
Actuate Corp. †	14,700	86,142
Agilysys, Inc. †	10,000	79,500
Alliance Fiber Optic Products, Inc. †(a)	3,000	22,980
American Software, Inc., Class A	5,400	51,030
Anaren, Inc. †	4,700	78,114
Aspen Technology, Inc. †	21,200	367,820
ATMI, Inc. †	5,200	104,156
AuthenTec, Inc. †	10,100	32,421
Axcelis Technologies, Inc. †(a)	25,300	33,649
Blackbaud, Inc.	5,500	152,350
Bottomline Technologies, Inc. †	9,800	227,066
Brightpoint, Inc. †	18,300	196,908
BroadSoft, Inc. †(a)	7,300	220,460
Brooks Automation, Inc.	16,100	165,347
BSQUARE Corp. †	6,800	23,256
CACI International, Inc., Class A †(a)	3,300	184,536
CalAmp Corp. †	3,200	13,600
Callidus Software, Inc. †	16,900	108,498
Cardtronics, Inc. †	11,300	305,778
CEVA, Inc. †(a)	6,700	202,742
CIBER, Inc. †	10,100	38,986
Cirrus Logic, Inc. †	7,800	123,630

	SHARES	VALUE (Note 3)
Information Technology - 18.4% (continued)
Cognex Corp. (a)	9,500	$340,005
Coherent, Inc. †	4,900	256,123
CommVault Systems, Inc. †	7,200	307,584
Computer Task Group, Inc. †	2,800	39,424
Comtech Telecommunications Corp.	4,000	114,480
Convio, Inc. †	1,800	19,908
CVD Equipment Corp. †	11,300	135,939
Cymer, Inc. †	3,300	164,208
Daktronic, Inc.	4,800	45,936
Datalink Corp. †	11,900	98,294
DDi Corp.	8,200	76,506
DealerTrack Holdings, Inc. †	5,400	147,204
Digi International, Inc. †	7,200	80,352
Digimarc Corp. †	2,200	52,558
Diodes, Inc. †(a)	500	10,650
Dot Hill Systems Corp. †	19,100	25,403
EasyLink Services International Corp., Class A †	18,400	73,232
Echo Global Logistics, Inc. †	2,600	41,990
eGain Communications Corp. †	2,200	15,202
Electro Rent Corp.	3,100	53,165
Electro Scientific Industries, Inc. †	4,300	62,264
Electronics for Imaging, Inc. †	9,400	133,950
eMagin Corp. †	6,100	22,570
Emcore Corp. †(a)	29,000	25,007
Entegris, Inc. †	31,000	270,475
EPIQ Systems, Inc.	4,100	49,282
ePlus, Inc. †(a)	2,300	65,044
Euronet Worldwide, Inc. †	6,900	127,512
ExlService Holdings, Inc. †	9,000	201,330
Fabrinet †	3,300	45,144
Fair Isaac Corp.	4,900	175,616
FalconStor Software, Inc. †	9,600	24,768
FARO Technologies, Inc. †	5,300	243,800
FEI Co. †	9,100	371,098
Forrester Research, Inc. †	3,800	128,972
Global Cash Access Holdings, Inc. †	21,200	94,340
Globecomm Systems, Inc. †	5,100	69,768
Glu Mobile, Inc. †	36,800	115,552
GSI Group, Inc. †	6,900	70,587
GSI Technology, Inc. †	5,000	23,400
GT Advanced Technologies, Inc. †(a)	7,500	54,300
Hackett Group, Inc./The †	3,700	13,838
Heartland Payment Systems, Inc.	9,500	231,420
iGO, Inc. †(a)	12,500	9,650
Immersion Corp. †(a)	13,500	69,930
InfoSpace, Inc. †	8,300	91,217
Insight Enterprises, Inc. †	11,200	171,248
Integrated Silicon Solution, Inc. †	7,500	68,550
Internap Network Services Corp. †	7,800	46,332
IXYS Corp. †	8,400	90,972
j2 Global, Inc. (a)	6,200	174,468
JDA Software Group, Inc. †	5,400	174,906
Kenexa Corp. †	4,700	125,490
Keynote Systems, Inc.	7,200	147,888
Kulicke & Soffa Industries, Inc. †	19,000	175,750
Lattice Semiconductor Corp. †	35,200	209,088
LeCroy Corp. †	7,300	61,393
Liquidity Services, Inc. †	7,100	261,990

The accompanying notes are an integral part of these financial statements.	(Continued)

136	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Information Technology - 18.4% (continued)
LivePerson, Inc. †(a)	13,451	$168,810
Magma Design Automation, Inc. †	13,000	93,340
Majesco Entertainment Co. †	42,600	103,944
Manhattan Associates, Inc. †	5,800	234,784
Marchex, Inc., Class B (a)	13,700	85,625
MAXIMUS, Inc.	9,200	380,420
Maxwell Technologies, Inc. †(a)	6,400	103,936
Measurement Specialties, Inc. †	3,900	109,044
Mercury Computer Systems, Inc. †	4,500	59,805
MicroStrategy, Inc., Class A †	2,600	281,632
Mitek Systems, Inc. †	15,900	115,275
MKS Instruments, Inc.	11,400	317,148
Monotype Imaging Holdings, Inc. †	10,400	162,136
MoSys, Inc. †(a)	5,300	22,260
MTS Systems Corp.	2,200	89,650
Nanometrics, Inc. †	8,800	162,096
Netgear, Inc. †	4,867	163,385
NetList, Inc. †	13,900	34,889
NIC, Inc.	20,500	272,855
NVE Corp. †	2,400	133,272
OCZ Technology Group, Inc. †(a)	20,700	136,827
Opnet Technologies, Inc.	6,200	227,354
Opnext, Inc. †(a)	28,800	23,264
ORBCOMM, Inc. †	4,000	11,960
OSI Systems, Inc. †	3,800	185,364
PC Connection, Inc.	6,800	75,412
PDF Solutions, Inc. †	12,000	83,640
Pegasystems, Inc.	4,800	141,120
PFSweb, Inc. †	9,900	32,571
Procera Networks, Inc. †	9,600	149,568
PROS Holdings, Inc. †	8,200	122,016
QuickLogic Corp. †	5,700	14,820
RealNetworks, Inc.	4,000	30,000
Richardson Electronics Ltd.	9,500	116,755
RightNow Technologies, Inc. †	5,100	217,923
Rogers Corp. †	4,500	165,870
Saba Software, Inc. †(a)	13,200	104,148
Scansource, Inc. †	3,700	133,200
SciQuest, Inc. †	2,000	28,540
Seachange International, Inc. †	4,300	30,229
Silicon Graphics International Corp. †(a)	14,500	166,170
Sourcefire, Inc. †	4,400	142,472
SPS Commerce, Inc. †(a)	4,000	103,800
Stamps.com, Inc. †	6,000	156,780
Super Micro Computer, Inc. †	9,400	147,392
support.com, Inc. †	12,700	28,575
Sycamore Networks, Inc. †	3,300	59,070
Synaptics, Inc. †	4,800	144,720
Synchronoss Technologies, Inc. †	7,400	223,554
Take-Two Interactive Software, Inc. †(a)	18,400	249,320
Taleo Corp., Class A †	1,900	73,511
TeleNav, Inc. †	9,300	72,633
TeleTech Holdings, Inc. †	4,600	74,520
TiVo, Inc. †(a)	20,800	186,576
Tyler Technologies, Inc. †(a)	8,700	261,957
Ultimate Software Group, Inc. †	3,900	253,968
Ultratech, Inc. †	5,100	125,307

	SHARES	VALUE (Note 3)
Information Technology - 18.4% (continued)
Universal Display Corp. †	3,700	$135,753
ValueClick, Inc. †	9,900	161,271
VASCO Data Security International, Inc. †	5,200	33,904
VirnetX Holding Corp. †(a)	6,800	169,796
Virtusa Corp. †	4,600	66,608
Vocus, Inc. †	1,300	28,717
Web.com Group, Inc. †	11,500	131,675
Westell Technologies, Inc., Class A †(a)	19,600	43,512
Wright Express Corp. †	2,400	130,272
X-Rite, Inc. †	7,900	36,656
Zix Corp. †(a)	14,200	40,044
Zygo Corp. †	7,800	137,670

		18,524,171

Materials - 3.9%
ADA-ES, Inc. †	2,400	54,336
AMCOL International Corp. (a)	2,800	75,180
American Vanguard Corp.	8,800	117,392
Balchem Corp.	8,500	344,590
Buckeye Technologies, Inc.	9,700	324,368
Deltic Timber Corp.	1,900	114,741
Flotek Industries, Inc. †	17,800	177,288
Gold Resource Corp.	1,600	34,000
Graphic Packaging Holding Co. †	20,800	88,608
Handy & Harman Ltd. †	4,800	47,520
Hawkins, Inc.	1,700	62,662
Haynes International, Inc.	4,100	223,860
Innophos Holdings, Inc.	6,000	291,360
Innospec, Inc. †	6,700	188,069
Kaiser Aluminum Corp.	2,000	91,760
KapStone Paper and Packaging Corp. †	10,900	171,566
Koppers Holdings, Inc.	5,600	192,416
LSB Industries, Inc. †	6,400	179,392
Material Sciences Corp. †	6,600	53,856
Midway Gold Corp. (Canada) †	30,700	64,777
Myers Industries, Inc.	8,000	98,720
Paramount Gold and Silver Corp. †(a)	40,300	86,242
PH Glatfelter Co.	12,300	173,676
Quaker Chemical Corp.	1,000	38,890
Schweitzer-Mauduit International, Inc.	2,200	146,212
Senomyx, Inc. †	8,600	29,928
Stepan Co.	2,400	192,384
UFP Technologies, Inc. †	3,400	50,218
Universal Stainless & Alloy †	2,600	97,136
Vista Gold Corp. †	33,900	104,073

		3,915,220

Telecommunication Services - 1.5%
8x8, Inc. †	33,400	105,878
AboveNet, Inc. †	3,800	247,038
Atlantic Tele-Network, Inc.	1,300	50,765
Cincinnati Bell, Inc. †(a)	42,200	127,866
Cogent Communications Group, Inc. †	12,400	209,436
Consolidated Communications Holdings, Inc.	4,700	89,535
Elephant Talk Communications, Inc. †	14,600	38,690
General Communication, Inc., Class A †	4,600	45,034
HickoryTech Corp.	1,000	11,080

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	137

Schedule of Investments	December 31, 2011

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 3)
Telecommunication Services - 1.5% (continued)
IDT Corp., Class B	12,100	$113,498
inContact, Inc. †	9,500	42,085
Lumos Networks Corp.	1,850	28,379
NTELOS Holdings Corp.	6,450	131,451
Premiere Global Services, Inc. †	10,600	89,782
SureWest Communications	3,000	36,090
Towerstream Corp. †	7,900	16,590
Vonage Holdings Corp. †	53,700	131,565

		1,514,762

Utilities - 4.1%
Allete, Inc.	7,700	323,246
Artesian Resources Corp., Class A	1,900	35,777
Avista Corp.	14,500	373,375
Black Hills Corp.	7,600	255,208
CH Energy Group, Inc.	5,400	315,252
Chesapeake Utilities Corp. (a)	7,400	320,790
Connecticut Water Service, Inc.	1,300	35,269
El Paso Electric Co.	10,900	377,576
Genie Energy Ltd., Class B	5,900	46,787
Laclede Group, Inc./The	8,600	348,042
MGE Energy, Inc.	3,300	154,341
Middlesex Water Co.	4,300	80,238
NorthWestern Corp.	10,400	372,216
PNM Resources, Inc.	22,700	413,821
South Jersey Industries, Inc.	3,400	193,154
Unisource Energy Corp.	8,500	313,820
Unitil Corp.	3,100	87,978
York Water Co. (a)	2,800	49,392

		4,096,282

TOTAL COMMON STOCKS (cost $93,462,972)		100,369,231

RIGHTS - 0.0% (b)

Information Technology - 0.0% (b)
Gerber Scientific, Inc., Expires (3)†(c) (cost $-)	4,000	—

WARRANTS - 0.0% (b)

Energy - 0.0% (b)
Magnum Hunter Resources Corp. (3)†(c) (cost $-)	2,980	—

	SHARES	VALUE (Note 3)
MONEY MARKET FUNDS - 0.2%
J.P. Morgan Treasury Plus Money Market Fund - Institutional Shares, 0.000% (2)(d)
(cost $230,578)	230,578	$230,578

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 2.0%
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.130% (2)(d)(e) (cost $1,982,597)	1,982,597	1,982,597

TOTAL INVESTMENTS - 102.0% (cost $95,676,147)		102,582,406

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.0)% (f)		(2,048,052)

NET ASSETS - 100.0%		$100,534,354

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $1,902,367; cash collateral of $1,982,597 was received with which the Fund purchased a money market fund.
(b)	Represents less than 0.05 percent of net assets.
(c)	Securities fair valued at $0 as of December 31, 2011 using procedures approved by the Board of Trustees.
(d)	Represents annualized seven-day yield as of December 31, 2011.
(e)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.
(f)	Includes appreciation on futures.

All securities are Level 1, with respect to ASC 820 unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 5).
(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

Open futures contracts outstanding at December 31, 2011:

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION
Long Contracts:
7	E-Mini Russell 2000 Futures	March 16, 2012	$500,972	$517,160	$16,188

Cash held as collateral with broker for futures contracts was $30,560 at December 31, 2011.

The accompanying notes are an integral part of these financial statements.

138	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR INTERNATIONAL MOMENTUM FUND

COMMON STOCKS - 98.5%	SHARES	VALUE (Note 3)
Australia - 5.6%
Amcor Ltd.	30,438	$224,073
Aston Resources Ltd. †	4,440	41,290
Atlas Iron Ltd.	18,245	50,357
Brambles Ltd. (a)	28,216	206,012
Caltex Australia Ltd.	4,085	49,051
Campbell Brothers Ltd. (a)	2,345	117,425
CFS Retail Property Trust REIT	41,469	71,405
Coca-Cola Amatil Ltd.	10,216	120,033
Commonwealth Property Office Fund REIT	75,980	74,183
Dexus Property Group REIT	90,954	77,080
GPT Group REIT	38,389	120,322
Iluka Resources Ltd.	10,979	173,897
Mesoblast Ltd. †	10,394	73,068
Mirvac Group REIT	60,599	73,012
National Australia Bank Ltd.	27,347	651,448
New Hope Corp. Ltd.	7,835	44,271
Oil Search Ltd.	12,347	78,917
Orica Ltd.	4,011	99,248
OZ Minerals Ltd.	4,289	43,873
Paladin Energy Ltd. †	12,165	17,107
QR National Ltd.	27,946	97,623
Ramsay Health Care Ltd.	3,907	76,898
Santos Ltd.	8,185	102,432
Sonic Healthcare Ltd.	6,491	74,817
Telecom Corp of New Zealand Ltd.	36,210	57,828
Telstra Corp. Ltd.	231,576	787,595
Wesfarmers Ltd.	6,797	204,751
Westpac Banking Corp.	21,215	433,088
WorleyParsons Ltd.	2,954	77,354

		4,318,458

Austria - 0.2%
Andritz AG	915	75,672
Lenzing AG	606	50,036

		125,708

Belgium - 1.0%
Anheuser-Busch InBev NV	7,378	450,303
RTL Group SA	766	76,323
Telenet Group Holding NV †	2,042	77,756
UCB SA	3,497	146,710

		751,092

Canada - 16.1% (1)
Alimentation Couche Tard, Inc., Class B	3,800	118,243
Atco Ltd., Class I	1,000	59,131
Bank of Montreal	3,600	197,466
Barrick Gold Corp.	3,700	167,612
Baytex Energy Corp. (a)	800	44,737
BCE, Inc.	14,700	612,819
Boardwalk Real Estate Investment Trust REIT	1,500	74,268
Brookfield Asset Management, Inc., Class A	1,400	38,534
Brookfield Office Properties, Inc.	7,200	112,868
Calloway Real Estate Investment Trust REIT	3,200	84,087
Canadian National Railway Co.	8,000	629,399

	SHARES	VALUE (Note 3)
Canada - 16.1% (1) (continued)
Canadian Utilities Ltd., Class A	3,500	$211,426
Cenovus Energy, Inc.	18,800	624,298
Centerra Gold, Inc.	4,900	86,577
CGI Group, Inc., Class A †	10,200	192,236
CI Financial Corp.	3,300	68,349
Crescent Point Energy Corp. (a)	4,500	198,331
Detour Gold Corp. †	1,600	39,499
Dollarama, Inc.	2,100	91,730
Domtar Corp.	900	71,994
Eldorado Gold Corp.	10,200	140,372
Emera, Inc.	2,100	68,107
Empire Co., Ltd., Class A	1,100	63,824
Enbridge, Inc.	14,900	557,095
Enerplus Corp.	1,900	48,211
Fairfax Financial Holdings Ltd.	200	85,793
First Capital Realty, Inc.	2,200	37,360
First Majestic Silver Corp. †	4,300	72,514
First Quantum Minerals Ltd.	3,700	72,820
Fortis, Inc.	4,800	157,228
Franco-Nevada Corp.	3,600	137,039
Gabriel Resources Ltd. †	8,100	49,932
Gildan Activewear, Inc.	3,000	56,422
Goldcorp, Inc.	17,300	767,738
H&R Real Estate Investment Trust REIT	5,400	123,292
Husky Energy, Inc.	3,200	77,114
IAMGOLD Corp.	10,900	173,116
IGM Financial, Inc.	4,500	195,372
Imperial Oil Ltd.	6,600	294,060
Intact Financial Corp.	2,700	155,122
Jean Coutu Group PJC, Inc./The, Class A	3,400	42,552
Keyera Corp. (a)	1,700	83,436
Lululemon Athletica, Inc. †	3,000	139,936
MEG Energy Corp. †	3,100	126,495
Methanex Corp.	2,000	45,782
Metro, Inc., Class A	2,300	121,914
National Bank of Canada (a)	2,300	162,868
New Gold, Inc. †	12,200	123,108
Onex Corp.	2,400	78,166
Open Text Corp. †	2,300	117,918
Paramount Resources Ltd., Class A †	2,400	100,123
Pembina Pipeline Corp. (a)	4,600	133,925
Pengrowth Energy Corp. (a)	5,300	55,978
Precision Drilling Corp. †	5,700	58,749
Progress Energy Resources Corp.	5,900	76,678
RioCan Real Estate Investment Trust REIT (a)	8,000	207,549
Rogers Communications, Inc., Class B	2,700	104,025
Saputo, Inc.	5,700	218,376
Shaw Communications, Inc., Class B	3,900	77,521
Shoppers Drug Mart Corp.	4,300	173,646
Silver Wheaton Corp.	3,000	86,871
TELUS Corp.	7,300	413,028
Tim Hortons, Inc.	5,100	247,103
TMX Group, Inc.	2,200	90,030
Toronto-Dominion Bank/The	9,300	696,439
Tourmaline Oil Corp. †	2,900	75,806
TransAlta Corp.	5,500	113,482

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	139

Schedule of Investments	December 31, 2011

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 3)
Canada - 16.1% (1) (continued)
TransCanada Corp. (a)	12,300	$537,638
Trilogy Energy Corp.	4,600	169,641
Valeant Pharmaceuticals International, Inc. †	6,529	305,445
Vermilion Energy, Inc.	1,300	57,895
Viterra, Inc.	5,500	57,983
Yamana Gold, Inc.	20,600	303,717

		12,459,958

Denmark - 1.0%
Coloplast A/S, Class B	894	128,288
DSV A/S	2,710	48,428
H Lundbeck A/S	3,734	70,026
Novo Nordisk A/S, Class B	2,276	261,474
Novozymes A/S, B Shares	5,195	160,048
William Demant Holding A/S †	1,394	115,622

		783,886

Finland - 0.5%
Elisa OYJ	3,629	75,559
Kesko OYJ, B Shares	1,282	42,975
Kone OYJ, Class B	1,926	99,710
Nokian Renkaat OYJ	1,747	56,092
Sampo OYJ, A Shares	4,733	117,076

		391,412

France - 7.1%
Air Liquide SA	2,554	315,362
AXA SA	8,862	114,552
Bureau Veritas SA	591	42,928
Cie Generale d’Optique Essilor International SA	3,545	249,893
Danone	10,033	629,595
Dassault Systemes SA	716	57,196
Edenred	3,620	88,799
European Aeronautic Defence and Space Co NV	14,081	438,469
Eutelsat Communications SA	3,108	121,059
Hermes International	842	250,260
Pernod-Ricard SA	1,984	183,637
Rexel SA (a)	4,367	74,369
Safran SA	2,192	65,554
Sanofi	17,840	1,304,063
SCOR SE	2,421	56,451
SEB SA	592	44,360
Sodexo	1,964	140,567
Technip SA	1,542	144,562
Total SA	19,611	1,000,708
Unibail-Rodamco SE REIT	738	132,082

		5,454,466

Germany - 2.9%
Adidas AG	2,841	184,588
Fresenius Medical Care AG & Co. KGaA	4,011	272,444
Fresenius SE & Co. KGaA	2,724	251,893
GEA Group AG	2,796	78,934
Kabel Deutschland Holding AG †	2,893	146,662
Linde AG	1,914	284,444
Merck KGaA	1,708	170,090

	SHARES	VALUE (Note 3)
Germany - 2.9% (continued)
SAP AG	15,595	$824,845
Suedzucker AG	2,234	71,166

		2,285,066

Hong Kong - 3.5%
AIA Group Ltd.	40,800	127,007
ASM Pacific Technology Ltd.	9,700	108,642
Cheung Kong Infrastructure Holdings Ltd.	16,000	93,550
China Metal Recycling Holdings Ltd.	56,400	60,749
CLP Holdings Ltd.	26,000	220,893
First Pacific Co., Ltd.	72,000	74,707
Galaxy Entertainment Group Ltd. †(a)	92,000	167,237
Giordano International Ltd.	64,000	46,236
Global Bio-Chem Technology Group Co., Ltd.	198,000	40,031
Great Wall Motor Co., Ltd. (a)	250	364
Hang Seng Bank Ltd. (a)	2,800	33,167
Hong Kong & China Gas Co., Ltd.	57,000	131,976
International Mining Machinery Holdings Ltd.	36,500	40,174
Lifestyle International Holdings Ltd.	33,500	73,737
Link REIT/The REIT (a)	37,500	137,914
Luk Fook Holdings International Ltd.	22,000	76,281
Melco International Development Ltd. †	103,000	76,011
NWS Holdings Ltd.	33,000	48,521
Power Assets Holdings Ltd.	31,500	232,912
Sands China Ltd. †	73,600	206,491
Shangri-La Asia Ltd.	24,000	41,342
Silver base Group Holdings Ltd.	93,000	75,205
SJM Holdings Ltd.	38,000	61,665
SmarTone Telecommunications Holding Ltd.	31,500	54,314
Stella International Holdings Ltd.	32,500	70,546
Swire Pacific Ltd., Class A	1,500	18,073
Television Broadcasts Ltd.	10,000	60,555
Towngas China Co., Ltd.	18,000	9,721
Vinda International Holdings Ltd.	37,000	47,370
Wheelock & Co., Ltd.	16,000	39,563
Wynn Macau Ltd.	58,800	146,786
Yingde Gases	63,500	64,572

		2,686,312

Israel - 0.2%
Bezeq The Israeli Telecommunication Corp. Ltd.	22,496	41,280
Israel Corp. Ltd./The	62	38,830
Mellanox Technologies Ltd. †	1,786	58,389

		138,499

Italy - 1.0%
Davide Campari-Milano SpA	11,007	73,160
ENI SpA	21,812	449,712
Mediobanca SpA	12,085	69,365
Snam Rete Gas SpA	22,123	97,441
Tenaris SA	1,525	28,046
Terna Rete Elettrica Nazionale SpA	16,361	55,061

		772,785

The accompanying notes are an integral part of these financial statements.	(Continued)

140	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 3)
Japan - 21.2%
ABC-Mart, Inc.	2,700	$102,567
Acom Co., Ltd. †	4,470	79,534
Aeon Co., Ltd. (a)	11,200	153,420
Aeon Credit Service Co., Ltd.	5,400	85,088
Ajinomoto Co., Inc.	24,000	288,109
Alps Electric Co., Ltd.	7,400	50,664
Aozora Bank Ltd.	58,000	159,585
Asahi Glass Co., Ltd.	7,000	58,519
Asics Corp.	5,100	57,325
Autobacs Seven Co., Ltd.	1,100	50,301
Bridgestone Corp.	9,600	217,423
Calsonic Kansei Corp.	14,000	79,557
Capcom Co., Ltd.	3,500	82,764
Central Japan Railway Co.	35	295,375
Century Tokyo Leasing Corp.	2,600	48,952
Chiba Bank Ltd./The	12,000	77,152
Chiyoda Corp.	7,000	71,070
Chugoku Bank Ltd./The	5,000	69,575
Credit Saison Co., Ltd.	3,800	75,890
CyberAgent, Inc.	27	87,469
Daido Steel Co., Ltd.	12,000	74,915
Daihatsu Motor Co., Ltd.	5,000	88,914
Dainippon Screen Manufacturing Co., Ltd.	7,000	58,818
Dainippon Sumitomo Pharma Co., Ltd.	6,800	77,390
Daito Trust Construction Co., Ltd.	3,700	316,819
Daiwa House Industry Co., Ltd.	9,000	107,592
Dena Co., Ltd.	3,200	95,861
Dentsu, Inc.	5,900	179,486
Don Quijote Co., Ltd.	2,100	72,101
Eisai Co., Ltd.	6,400	264,711
FANUC Corp.	1,000	152,532
Fast Retailing Co., Ltd.	1,100	200,095
Fuji Electric Co., Ltd.	17,000	46,551
Fuji Heavy Industries Ltd.	15,000	89,967
Gree, Inc.	4,700	161,569
Gunma Bank Ltd./The	15,000	82,241
Hachijuni Bank Ltd./The	12,000	68,362
Heiwa Corp.	3,300	56,961
Hino Motors Ltd.	17,000	102,932
Hiroshima Bank Ltd./The	10,000	46,382
Hitachi Ltd.	54,660	284,340
Hitachi Transport System Ltd.	3,200	54,881
Hokuhoku Financial Group, Inc.	23,000	44,722
Hoshizaki Electric Co., Ltd.	2,000	46,921
House Foods Corp.	3,600	67,607
Idemitsu Kosan Co., Ltd.	500	51,529
IHI Corp.	27,000	65,461
Inpex Corp.	43	270,738
Isuzu Motors Ltd.	24,000	110,485
Ito En Ltd.	2,600	44,673
ITOCHU Corp.	24,300	246,389
Itochu Techno-Solutions Corp.	1,700	76,255
Iyo Bank Ltd./The	6,000	59,124
Japan Retail Fund Investment Corp. REIT	33	48,816
Japan Tobacco, Inc.	90	423,226
JGC Corp.	4,000	96,035
Joyo Bank Ltd./The	19,000	83,849

	SHARES	VALUE (Note 3)
Japan - 21.2% (continued)
JS Group Corp.	6,700	$128,412
Kajima Corp.	30,000	92,070
Kakaku.com, Inc.	2,100	77,003
Kao Corp.	4,000	109,144
KDDI Corp.	60	385,338
Kewpie Corp.	4,700	66,804
Keyence Corp.	700	168,728
Kintetsu Corp.	41,000	160,143
Kobayashi Pharmaceutical Co., Ltd.	900	47,347
Komeri Co., Ltd.	2,500	76,863
Konami Corp.	4,500	134,567
K’s Holdings Corp.	1,800	71,224
Kyowa Hakko Kirin Co., Ltd.	6,000	73,241
Lawson, Inc.	3,300	205,608
M3, Inc.	23	103,558
Makita Corp.	1,700	54,844
McDonald’s Holdings Co., Japan Ltd.	3,700	99,630
Miraca Holdings, Inc.	1,700	67,775
Mitsubishi Chemical Holdings Corp.	29,500	161,673
Mitsubishi Heavy Industries, Ltd.	59,000	250,585
Mitsubishi Materials Corp.	19,000	51,369
Mitsubishi Tanabe Pharma Corp.	7,500	118,486
Mizuho Financial Group, Inc.	121,700	164,795
Namco Bandai Holdings, Inc.	12,300	174,568
NHK Spring Co., Ltd.	12,500	110,478
Nikon Corp.	4,800	106,371
Nippon Building Fund, Inc. REIT	8	65,471
Nippon Shokubai Co., Ltd.	7,000	74,996
Nippon Telegraph & Telephone Corp.	11,600	590,555
Nippon Television Network Corp.	510	77,872
Nishi-Nippon City Bank Ltd./The	21,000	60,237
Nissin Foods Holdings Co., Ltd.	1,900	74,494
Nitori Holdings Co., Ltd.	750	70,326
Nitto Denko Corp.	2,600	92,483
Nomura Research Institute Ltd.	3,500	78,959
NTT DoCoMo, Inc.	157	288,255
OJI Paper Co., Ltd.	15,000	77,012
Ono Pharmaceutical Co., Ltd.	2,500	140,208
Oriental Land Co., Ltd.	1,300	137,247
Osaka Gas Co., Ltd.	37,000	146,183
Park24 Co., Ltd.	5,400	71,423
Rakuten, Inc.	101	108,661
Rinnai Corp.	2,000	143,210
Sanrio Co., Ltd. (a)	2,600	133,357
Santen Pharmaceutical Co., Ltd.	2,100	86,725
Sawai Pharmaceutical Co., Ltd.	700	72,620
Secom Co., Ltd.	2,700	124,158
Sega Sammy Holdings, Inc.	6,700	144,743
Sekisui Chemical Co., Ltd.	10,000	82,376
Seven & I Holdings Co., Ltd.	12,700	353,945
Shimano, Inc.	1,600	77,875
Shizuoka Bank Ltd./The	16,000	168,324
SKY Perfect JSAT Holdings, Inc.	133	66,339
Start Today Co., Ltd. (a)	3,600	84,456
Sugi Holdings Co., Ltd.	2,600	75,658
Sumitomo Forestry Co., Ltd.	5,000	44,307
Sumitomo Realty & Development Co., Ltd.	3,000	52,417

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	December 2011	141

Schedule of Investments	December 31, 2011

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 3)
Japan - 21.2% (continued)
Sumitomo Rubber Industries Ltd.	6,400	$76,853
Suruga Bank Ltd.	8,000	71,403
Sysmex Corp.	3,100	100,787
Taiheiyo Cement Corp.	49,000	93,778
Taisei Corp.	28,000	70,976
Toho Gas Co., Ltd.	17,000	108,245
Tokyu Corp.	19,000	93,567
TonenGeneral Sekiyu KK	7,000	76,326
Toray Industries, Inc.	34,000	243,258
TOTO Ltd.	12,000	92,628
Toyo Suisan Kaisha Ltd.	3,000	72,599
Toyota Industries Corp.	2,800	75,756
Ube Industries Ltd.	25,000	68,332
Unicharm Corp.	5,900	290,895
USS Co., Ltd.	1,250	112,973
West Japan Railway Co.	7,900	343,266
Yakult Honsha Co., Ltd.	2,400	75,452
Yamada Denki Co., Ltd.	1,270	86,511
Yamaguchi Financial Group, Inc.	5,000	47,644
Yamato Holdings Co., Ltd.	14,600	245,728
Yamazaki Baking Co., Ltd.	5,000	65,695
Yokogawa Electric Corp. †	8,300	74,529
Zensho Holdings Co., Ltd.	4,900	66,034

		16,388,340

Netherlands - 5.6%
ASML Holding NV	6,895	288,014
Koninklijke DSM NV	1,137	52,554
Koninklijke Vopak NV	762	40,182
Royal Dutch Shell PLC, Class A	95,419	3,478,103
Unilever NV CVA	14,529	499,559

		4,358,412

Norway - 1.2%
Golar LNG Ltd.	2,009	88,190
Seadrill Ltd.	5,490	183,086
Statoil ASA	15,572	398,804
Telenor ASA	9,487	155,243
TGS Nopec Geophysical Co. ASA	3,376	74,563

		899,886

Portugal - 0.3%
Galp Energia SGPS SA, Class B	4,497	66,072
Jeronimo Martins SGPS SA †	6,068	100,228
Portugal Telecom SGPS SA (a)	7,413	42,694

		208,994

Singapore - 2.3%
Ascendas Real Estate Investment Trust REIT	52,000	73,425
Dairy Farm International Holdings, Ltd.	6,300	58,863
Fraser and Neave Ltd.	11,000	52,511
Jardine Cycle & Carriage Ltd.	2,000	74,207
Jardine Matheson Holdings Ltd.	9,600	451,035
Jardine Strategic Holdings Ltd.	7,000	193,602
Noble Group Ltd.	19,363	16,824
SembCorp Industries Ltd.	13,000	40,548
SembCorp Marine Ltd.	17,000	49,961

	SHARES	VALUE (Note 3)
Singapore - 2.3% (continued)
Singapore Telecommunications Ltd.	285,000	$678,799
StarHub Ltd.	33,000	74,039

		1,763,814

Spain - 2.0%
Abertis Infraestructuras SA	4,681	74,389
CaixaBank	13,314	65,065
Ferrovial SA	11,268	135,506
Gas Natural SDG SA	7,628	130,736
Iberdrola SA	22,830	142,606
Inditex SA	3,993	325,968
Mapfre SA	29,275	92,596
Red Electrica Corp. SA	2,354	100,522
Repsol YPF SA (a)	15,623	477,990

		1,545,378

Sweden - 1.2%
Alfa Laval AB	2,024	38,224
Assa Abloy AB, Class B	2,745	68,640
Elekta AB, Class B	1,681	72,685
Getinge AB, B Shares	4,444	112,374
Industrivarden AB, Class C	4,099	48,721
Kinnevik Investment AB, Class B	2,074	40,311
Lundin Petroleum AB †	3,113	76,246
Meda AB, A Shares	7,554	78,388
Swedbank AB	5,826	75,182
Swedish Match AB	4,571	161,921
Tele2 AB, B Shares	8,069	156,374

		929,066

Switzerland - 2.4%
Geberit AG †	236	45,364
Roche Holding AG	10,758	1,819,375

		1,864,739

United Kingdom - 23.2%
Aggreko PLC	7,624	238,562
ARM Holdings PLC	32,854	303,258
Associated British Foods PLC	4,384	75,308
AstraZeneca PLC	11,674	539,246
BG Group PLC	56,345	1,203,734
BP PLC	173,436	1,235,435
British American Tobacco PLC	32,025	1,519,278
British Land Co. PLC REIT	7,565	54,297
British Sky Broadcasting Group PLC	8,943	101,747
BT Group PLC	130,732	387,514
Bunzl PLC	7,883	108,167
Burberry Group PLC	10,227	188,050
Compass Group PLC	31,671	300,519
CRH PLC	13,354	265,059
Croda International PLC	3,164	88,574
Diageo PLC	42,091	919,692
Experian PLC	10,667	144,992
Fresnillo PLC	4,192	99,328
G4S PLC	22,026	92,973
GlaxoSmithKline PLC	79,897	1,820,527
Hammerson PLC REIT	10,324	57,651
IMI PLC	4,267	50,367

The accompanying notes are an integral part of these financial statements.	(Continued)

142	AQR Funds	Annual Report	December 2011

Schedule of Investments	December 31, 2011

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 3)
United Kingdom - 23.2% (continued)
Imperial Tobacco Group PLC	16,750	$633,829
International Power PLC	27,719	144,942
Intertek Group PLC	2,171	68,558
Kingfisher PLC	42,770	166,204
Land Securities Group PLC REIT	11,094	109,420
Legal & General Group PLC	62,913	100,540
Meggitt PLC	17,966	98,342
Mondi PLC	7,018	49,573
National Grid PLC	66,060	638,522
Next PLC	4,208	178,521
Pearson PLC	15,946	299,286
Petrofac Ltd.	2,329	52,089
Prudential PLC	9,540	94,390
Randgold Resources Ltd.	1,618	165,422
Reed Elsevier PLC	9,377	75,486
Resolution Ltd.	18,139	70,710
Rexam PLC	12,637	69,160
Rolls-Royce Holdings PLC †	19,168	221,930
Rolls-Royce Holdings PLC, Class C (3)†(b)	690,966	1,073
SABMiller PLC	13,117	461,149
Sage Group PLC/The	14,253	65,127
Severn Trent PLC	3,568	82,798
Shire PLC	11,684	406,067
Smith & Nephew PLC	13,747	133,413
SSE PLC	20,596	412,276
Standard Life PLC	35,622	114,133
Tate & Lyle PLC	14,485	158,358
Tullow Oil PLC	15,029	326,553
United Utilities Group PLC	13,217	124,280
Vodafone Group PLC	800,723	2,232,501
Weir Group PLC/The	3,452	108,958
WM Morrison Supermarkets PLC	42,179	213,341
Wolseley PLC	2,380	78,719

		17,949,948

TOTAL COMMON STOCKS (cost $73,318,116)		76,076,219

PREFERRED STOCKS - 0.1%

Switzerland - 0.1%
Schindler Holding AG (cost $54,580)	631	73,347

EXCHANGE-TRADED FUNDS - 0.7%
iShares MSCI EAFE Index Fund (cost $550,117)	11,271	558,253

MONEY MARKET FUNDS - 0.0% (c)
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.130% (d)
(cost $987)	987	987

	SHARES	VALUE (Note 3)

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN - 2.8%
J.P. Morgan Prime Money Market Fund - Capital Shares, 0.130% (d)(e)
(cost $2,153,886)	2,153,886	$2,153,886

TOTAL INVESTMENTS - 102.1% (cost $76,077,686)		78,862,692

LIABILITIES IN EXCESS OF OTHER ASSETS - (2.1)%		(1,637,781)

NET ASSETS - 100.0%		$77,224,911

†	Non income-producing security.
(a)	All or a portion of the security on loan. The aggregate market value of such securities is $2,065,517; cash collateral of $2,153,886 was received with which the Fund purchased a money market fund.
(b)	Security fair valued at December 31, 2011 using procedures approved by the Board of Trustees. The total value of positions fair valued was $1,073 or 0.0% of total net assets.
(c)	Represents less than 0.05 percent of net assets.
(d)	Represents annualized seven-day yield as of December 31, 2011.
(e)	Represents security, or portion thereof, purchased with the cash collateral received for securities on loan.

All securities are Level 2, with respect to ASC 820 unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 5).
(3)	Level 3 security (See Note 5).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certificate of Shares

REIT - Real Estate Investment Trust

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$8,065,749	10.4%
Consumer Staples	9,875,763	12.8
Energy	13,371,830	17.3
Financials	7,908,469	10.2
Health Care	9,588,307	12.4
Industrials	7,609,258	9.9
Information Technology	3,359,681	4.4
Materials	5,672,955	7.4
Mutual Fund	558,253	0.7
Telecommunication Services	7,215,517	9.3
Utilities	3,482,037	4.5
Money Market Funds	2,154,873	2.8

Total Investments	78,862,692	102.1
Liabilities in Excess of Other Assets	(1,637,781)	(2.1)

Net Assets	$77,224,911	100.0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2011	143

Statements of Assets and Liabilities	December 31, 2011

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND	AQR DIVERSIFIED ARBITRAGE FUND
ASSETS:
Investments in securities, at cost	$371,461,859	$495,723,782	$2,580,587,345

Investments in securities, at value*	$399,094,294	$485,906,472	$2,562,228,084
Cash (including foreign currency of $1,086,459, $1,169,530 and $—, respectively)	1,087,219	1,169,724	1,117,766
Due from brokers	5,583,765	10,142,877	476,027,165
Unrealized appreciation on forward foreign currency exchange contracts	—	—	939,967
Swaps, at value	—	—	10,348,073
Unrealized appreciation on futures contracts	2,307,497	4,046,142	—
Receivables:
Securities sold	67,016	252,744	93,898,382
Foreign tax reclaim	475,460	796,880	—
Dividends and interest	624,442	560,385	13,783,393
Capital shares sold	—	747,869	4,249,070
Prepaid expenses	36,478	45,207	198,318

Total Assets	409,276,171	503,668,300	3,162,790,218
LIABILITIES:
Securities sold short, at value (proceeds $—, $— and $1,010,075,296, respectively)	—	—	978,104,479
Options written, at value (proceeds $—, $— and $419,013, respectively)	—	—	10,991
Due to brokers	—	—	1,640,000
Unrealized depreciation on forward foreign currency exchange contracts	175,797	502,648	—
Swaps, at value	104,972	819,294	—
Unrealized depreciation on futures contracts	—	—	1,187,460
Payables:
Securities purchased	134,153	505,945	67,153,005
Collateral received on securities loaned	6,787,138	13,302,060	686,099
Accrued Investment advisory fees	120,775	178,883	1,328,189
Accrued Shareholder servicing fees	1,067	35,520	—
Accrued Distribution fees—Class N	377	246	137,637
Capital shares redeemed	34,075	16,208	2,089,802
Dividends and interest payable on securities sold short	—	—	838,553
Other accrued expenses and liabilities	133,416	230,121	1,075,362

Total Liabilities	7,491,770	15,590,925	1,054,251,577

Net Assets	$401,784,401	$488,077,375	$2,108,538,641

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$384,119,027	$519,281,644	$2,139,363,520
Undistributed (accumulated) net investment income (loss)	3,812,624	5,593,024	(1,386,575)
Undistributed (accumulated) net realized gain (loss)	(16,174,225)	(29,758,443)	(39,375,929)
Net unrealized appreciation (depreciation)	30,026,975	(7,038,850)	9,937,625

Net Assets	$401,784,401	$488,077,375	$2,108,538,641

NET ASSETS:
Class I	$2,102,815	$138,229,387	$1,456,748,122
Class N	2,019,253	1,166,515	651,790,519
Class Y	397,662,333	348,681,473	—
SHARES OUTSTANDING:
Class I	210,532	16,066,790	133,778,788
Class N	202,461	133,174	60,071,714
Class Y	39,780,661	38,834,729	—
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class I	$9.99	$8.60	$10.89
Class N	$9.97	$8.76	$10.85
Class Y	$10.00	$8.98	—

Foreign currency at cost of $1,081,726, $1,164,122 and $—, respectively.
*	Investments in securities includes the market value of securities out on loan of $6,517,796, $12,763,613 and $592,984, respectively.

The accompanying notes are an integral part of these financial statements.

144	AQR Funds	Annual Report	December 2011

Statements of Assets and Liabilities	December 31, 2011

	AQR MANAGED FUTURES STRATEGY FUND**	AQR RISK PARITY FUND**	AQR MULTI- STRATEGY ALTERNATIVE FUND**
ASSETS:
Investments in securities, at cost	$1,296,703,322	$368,600,926	$114,216,735

Investments in securities, at value	$1,296,703,322	$367,279,442	$113,450,458
Cash (including foreign currency of $1,885,289, $6,901,852 and $90,402, respectively)	148,578,215	18,313,217	157,162,815
Due from brokers	88,048,261	10,907,942	97,547,705
Unrealized appreciation on forward foreign currency exchange contracts	8,536,738	1,193,754	—
Swaps, at value	2,005,815	3,416,388	830,822
Unrealized appreciation on futures contracts	19,746,483	—	909,964
Receivables:
Securities sold	—	—	962,755
Dividends and interest	26,646	519,906	697,590
Capital shares sold	3,290,677	1,039,357	906,259
Contributions from service provider	—	354,026	—
Prepaid expenses	124,212	37,678	38,150

Total Assets	1,567,060,369	403,061,710	372,506,518
LIABILITIES:
Securities sold short, at value (proceeds $—, $— and $64,254,023, respectively)	—	—	63,666,436
Due to brokers	511	2,560,000	423,371
Unrealized depreciation on forward foreign currency exchange contracts	—	—	622,538
Swaps, at value	2,832,970	4,195,971	385,411
Unrealized depreciation on futures contracts	—	977,618	—
Payables:
Securities purchased	—	5,732,409	1,025,622
Accrued Investment advisory fees	1,302,147	172,911	216,764
Accrued Distribution fees—Class N	102,661	14,930	6,480
Capital shares redeemed	6,532,255	130,388	4,063,654
Dividends and interest payable on securities sold short	—	—	43,177
Other accrued expenses and liabilities	773,451	190,761	208,301

Total Liabilities	11,543,995	13,974,988	70,661,754

Net Assets	$1,555,516,374	$389,086,722	$301,844,764

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$1,600,188,241	$385,974,463	$306,248,985
Undistributed (accumulated) net investment income (loss)	17,343,520	(3,415,164)	(1,092,123)
Undistributed (accumulated) net realized gain (loss)	(89,414,145)	(334,603)	(4,102,892)
Net unrealized appreciation (depreciation)	27,398,758	6,862,026	790,794

Net Assets	$1,555,516,374	$389,086,722	$301,844,764

NET ASSETS:
Class I	$1,078,662,373	$337,526,380	$257,168,435
Class N	476,854,001	51,560,342	44,676,329
SHARES OUTSTANDING:
Class I	112,731,031	31,791,062	26,521,933
Class N	49,946,509	4,868,266	4,608,787
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class I	$9.57	$10.62	$9.70
Class N	$9.55	$10.59	$9.69

Foreign currency at cost of $1,913,796, $6,902,994 and $94,056, respectively.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2011	145

Statements of Assets and Liabilities	December 31, 2011

	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND
ASSETS:
Investments in securities, at cost	$293,183,249	$95,676,147	$76,077,686

Investments in securities, at value*	$310,352,935	$102,582,406	$78,862,692
Cash (including foreign currency of $—, $— and $31,813, respectively)	—	—	163,825
Due from brokers	112,350	30,560	—
Unrealized appreciation on futures contracts	38,748	16,188	—
Receivables:
Securities sold	—	767	—
Foreign tax reclaim	—	—	16,548
Dividends and interest	383,060	73,477	242,883
Capital shares sold	121,235	137,164	181,324
Due from Investment Advisor	—	—	17,822
Prepaid expenses	25,908	12,695	11,684

Total Assets	311,034,236	102,853,257	79,496,778
LIABILITIES:
Due to custodian	—	9	—
Payables:
Collateral received on securities loaned	7,396,308	1,982,597	2,153,886
Accrued Investment advisory fees	26,356	6,978	—
Accrued Shareholder servicing fees	38,164	12,786	10,058
Capital shares redeemed	654,573	221,384	10,520
Other accrued expenses and liabilities	163,551	95,149	97,403

Total Liabilities	8,278,952	2,318,903	2,271,867

Net Assets	$302,755,284	$100,534,354	$77,224,911

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$306,818,095	$99,303,595	$86,975,005
Undistributed (accumulated) net investment income (loss)	716,277	30,383	92,674
Undistributed (accumulated) net realized gain (loss)	(21,987,522)	(5,722,071)	(12,625,362)
Net unrealized appreciation (depreciation)	17,208,434	6,922,447	2,782,594

Net Assets	$302,755,284	$100,534,354	$77,224,911

NET ASSETS:
Class L	$302,755,284	$100,534,354	$77,224,911
SHARES OUTSTANDING:
Class L	21,793,766	7,238,497	6,789,578
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class L	$13.89	$13.89	$11.37

Foreign currency at cost of $—, $— and $31,814, respectively.
*	Investments in securities includes the market value of securities out on loan of $7,154,113, $1,902,367 and $2,065,517, respectively.

The accompanying notes are an integral part of these financial statements.

146	AQR Funds	Annual Report	December 2011

Statements of Operations	December 31, 2011

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND	AQR DIVERSIFIED ARBITRAGE FUND
	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2011
INVESTMENT INCOME:
Dividend income†	$11,386,761	$14,826,305	$15,958,855
Interest income	—	—	50,256,791
Securities lending income, net	267,732	614,372	1,224,371
Total Income	11,654,493	15,440,677	67,440,017

EXPENSES:
Investment advisory fees	1,706,563	2,189,627	17,148,478
Shareholder servicing fees	14,200	394,697	—
Custody, administration & accounting fees	184,834	231,607	684,342
Legal fees	49,669	51,380	412,229
Audit & tax fees	44,627	61,950	197,060
Shareholder reporting fees	13,709	22,248	803,280
Transfer agent fees	14,493	77,822	2,204,058
Trustee fees	32,637	37,578	111,585
Distribution fees—Class N	4,086	3,435	1,227,046
Dividends and interest on securities sold short	—	—	26,371,476
Other fees	255,136	240,859	674,800
Total Expenses	2,319,954	3,311,203	49,834,354

Less waivers:
Investment advisory fees waived	(47,932)	(6,668)	(1,170,872)
Shareholder servicing fees waived	(14,200)	(4,809)	—
Net Expenses	2,257,822	3,299,726	48,663,482
Net Investment Income (Loss)	9,396,671	12,140,951	18,776,535

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	5,185,684	1,532,860	25,861,544
Foreign currency and foreign currency translations	(265,440)	(242,730)	(860,729)
Forward foreign currency exchange contracts	(7,081,866)	(10,271,626)	(1,018,934)
Futures contracts	(9,506,900)	(16,835,104)	(11,070,615)
Securities sold short	—	—	(7,350,687)
Swap and swaps on futures contracts	6,655,849	4,549,756	4,520,901
Written options	—	—	3,905,864
Net realized gain (loss)	(5,012,673)	(21,266,844)	13,987,344

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(30,776,087)	(67,359,573)	(124,770,226)
Foreign currency and foreign currency translations	(804,925)	(44,984)	149,446
Forward foreign currency exchange contracts	(2,466,542)	(5,071,763)	1,226,432
Futures contracts	2,875,365	5,304,818	(641,513)
Securities sold short	—	—	103,880,201
Swap and swaps on futures contracts	(598,500)	(1,259,017)	(1,540,741)
Written options	—	—	272,061
Net change in unrealized appreciation (depreciation)	(31,770,689)	(68,430,519)	(21,424,340)
Net gain (loss) and change in unrealized appreciation (depreciation)	(36,783,362)	(89,697,363)	(7,436,996)
Net increase (decrease) in net assets resulting from operations	$(27,386,691)	$(77,556,412)	$11,339,539

† Net of foreign taxes withheld of	$615,667	$1,272,922	$32,608

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2011	147

Statements of Operations	December 31, 2011

	AQR MANAGED FUTURES STRATEGY FUND**	AQR RISK PARITY FUND**	AQR MULTI-STRATEGY ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE PERIOD 07/18/11*-12/31/11
INVESTMENT INCOME:
Dividend income	$361,550	$22,046	$27,713
Interest income	—	2,369,048	781,128
Total Income	361,550	2,391,094	808,841

EXPENSES:
Investment advisory fees	14,093,811	1,283,044	1,302,627
Custody, administration & accounting fees	742,522	95,470	35,562
Legal fees	178,030	16,587	22,932
Audit & tax fees	125,578	137,249	140,746
Shareholder reporting fees	376,832	70,161	62,764
Transfer agent fees	1,550,212	122,009	48,562
Trustee fees	79,548	8,930	3,397
Organization and offering costs	—	—	101,582
Distribution fees—Class N	1,065,682	110,899	24,772
Dividends and interest on securities sold short	—	—	182,598
Other fees	366,144	134,065	61,517
Total Expenses	18,578,359	1,978,414	1,987,059

Less waivers:
Investment advisory fees waived	(737,986)	(241,718)	(382,473)
Net Expenses	17,840,373	1,736,696	1,604,586
Net Investment Income (Loss)	(17,478,823)	654,398	(795,745)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	(15,411)	(14,245)	(110,118)
Foreign currency and foreign currency translations	(223,625)	(135,451)	(38,587)
Forward foreign currency exchange contracts	(54,819,534)	728,764	(3,663,069)
Futures contracts	(30,306,211)	(6,842,183)	1,400,310
Securities sold short	—	—	436,184
Swap and swaps on futures contracts	8,804,432	5,425,098	(1,114,099)
Voluntary reimbursement by Adviser for investment transaction losses	—	—	208,438
Net realized gain (loss)	(76,560,349)	(838,017)	(2,880,941)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	—	(1,167,733)	(766,277)
Foreign currency and foreign currency translations	(56,522)	(8,177)	(16,810)
Forward foreign currency exchange contracts	2,289,329	1,148,132	(622,538)
Futures contracts	8,959,326	(1,337,796)	909,964
Securities sold short	—	—	587,587
Swap and swaps on futures contracts	(4,104,481)	8,014,935	698,868
Net change in unrealized appreciation (depreciation)	7,087,652	6,649,361	790,794
Net gain (loss) and change in unrealized appreciation (depreciation)	(69,472,697)	5,811,344	(2,090,147)
Net increase (decrease) in net assets resulting from operations	$(86,951,520)	$6,465,742	$(2,885,892)

*	Commencement of operations
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

148	AQR Funds	Annual Report	December 2011

Statements of Operations	December 31, 2011

	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND
	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2011
INVESTMENT INCOME:
Dividend income†	$3,679,770	$757,224	$2,108,121
Interest income	1,842	1,780	—
Securities lending income, net	11,029	47,461	56,414

Total Income	3,692,641	806,465	2,164,535

EXPENSES:
Investment advisory fees	588,539	308,523	262,162
Shareholder servicing fees	353,125	132,225	112,356
Custody, administration & accounting fees	91,909	76,874	66,838
Legal fees	19,875	2,198	3,180
Audit & tax fees	59,139	59,139	66,976
Shareholder reporting fees	98,829	31,248	29,822
Transfer agent fees	281,624	94,259	86,975
Trustee fees	13,632	5,407	5,178
Other fees	81,740	40,989	89,887
Total Expenses	1,588,412	750,862	723,374

Less waivers:
Investment advisory fees waived	(65,231)	(39,405)	(118,251)
Shareholder servicing fees waived	(353,125)	(132,225)	(112,356)

Net Expenses	1,170,056	579,232	492,767

Net Investment Income (Loss)	2,522,585	227,233	1,671,768

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	(21,196,557)	(5,164,687)	(12,204,603)
Foreign currency and foreign currency translations	—	—	285,327
Forward foreign currency exchange contracts	—	—	(260,164)
Futures contracts	(644,981)	(522,699)	—
Swap and swaps on futures contracts	—	—	7,848

Net realized gain (loss)	(21,841,538)	(5,687,386)	(12,171,592)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	6,981,783	1,206,056	(3,040,622)
Foreign currency and foreign currency translations	—	—	(38,658)
Forward foreign currency exchange contracts	—	—	(10,442)
Futures contracts	40,182	27,497	—
Swap and swaps on futures contracts	—	—	(72,399)

Net change in unrealized appreciation (depreciation)	7,021,965	1,233,553	(3,162,121)

Net gain (loss) and change in unrealized appreciation (depreciation)	(14,819,573)	(4,453,833)	(15,333,713)

Net increase (decrease) in net assets resulting from operations	$(12,296,988)	$(4,226,600)	$(13,661,945)

† Net of foreign taxes withheld of	$—	$—	$181,126

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2011	149

Statements of Changes in Net Assets	December 31, 2011

	AQR GLOBAL EQUITY FUND		AQR INTERNATIONAL EQUITY FUND
	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income (loss)	$9,396,671	$6,758,950	$12,140,951	$8,347,504
Net realized gain (loss)	(5,012,673)	19,174,656	(21,266,844)	10,063,553
Net change in unrealized appreciation (depreciation)	(31,770,689)	28,446,319	(68,430,519)	27,034,263
Net increase (decrease) in net assets resulting from operations	(27,386,691)	54,379,925	(77,556,412)	45,445,320

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(22,319)	(57,496)	(3,204,118)	(1,939,218)
Class N	(14,377)	(43,413)	(20,121)	(30,891)
Class Y	(6,318,978)	(14,066,551)	(8,730,438)	(8,858,115)
Total	(6,355,674)	(14,167,460)	(11,954,677)	(10,828,224)
Net realized gain:
Class I	(27,548)	(12,252)	(1,042,406)	(751,420)
Class N	(21,102)	(10,061)	(8,687)	(12,796)
Class Y	(5,068,282)	(2,827,146)	(2,482,902)	(3,126,673)
Total	(5,116,932)	(2,849,459)	(3,533,995)	(3,890,889)
Total distributions	(11,472,606)	(17,016,919)	(15,488,672)	(14,719,113)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	2,662,793	1,656,523	100,254,223	44,905,053
Reinvestment of distributions	49,867	69,748	4,080,915	2,584,353
Cost of shares redeemed	(1,826,180)	—	(19,241,187)	(12,356,169)
Redemption fees	—	—	2,037	92

Net increase (decrease) from capital transactions	886,480	1,726,271	85,095,988	35,133,329
CLASS N
Proceeds from shares sold	1,035,527	2,068,625	92,400	1,454,807
Reinvestment of distributions	35,479	52,615	28,595	42,682
Cost of shares redeemed	(392,823)	(754,495)	(178,203)	(97,610)
Redemption fees	—	2	—	—

Net increase (decrease) from capital transactions	678,183	1,366,747	(57,208)	1,399,879
CLASS Y
Proceeds from shares sold	6,057	—	49,085,024	3,598,979
In-kind subscription (See Note 11)	—	370,340,997	—	—
Reinvestment of distributions	11,387,260	16,893,697	11,213,340	11,984,789
Cost of shares redeemed	—	(5,000)	(23,486,766)	(28,131,786)
Redemption fees	—	—	31,881	15,873

Net increase (decrease) from capital transactions	11,393,317	387,229,694	36,843,479	(12,532,145)

Net increase (decrease) in net assets resulting from capital transactions	12,957,980	390,322,712	121,882,259	24,001,063
Total increase (decrease) in net assets	(25,901,317)	427,685,718	28,837,175	54,727,270

NET ASSETS:
Beginning of period	427,685,718	—	459,240,200	404,512,930
End of period	$401,784,401	$427,685,718	$488,077,375	$459,240,200

Undistributed accumulated net investment income (loss) at end of year	$3,812,624	$1,172,016	$5,593,024	$5,785,081

The accompanying notes are an integral part of these financial statements.	(continued on p. 151)

150	AQR Funds	Annual Report	December 2011

Statements of Changes in Net Assets	December 31, 2011

	AQR GLOBAL EQUITY FUND		AQR INTERNATIONAL EQUITY FUND
	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2010
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	167,896	—	8,227,394	4,502,376
Shares sold	226,766	161,426	9,343,360	4,730,717
Shares issued on reinvestment of distributions	5,184	6,470	492,270	253,120
Shares redeemed	(189,314)	—	(1,996,234)	(1,258,819)

Shares outstanding, end of period	210,532	167,896	16,066,790	8,227,394
CLASS N
Shares outstanding, beginning of period	136,540	—	138,711	584
Shares sold	100,038	203,862	9,129	144,573
Shares issued on reinvestment of distributions	3,692	4,880	3,388	4,116
Shares redeemed	(37,809)	(72,202)	(18,054)	(10,562)

Shares outstanding, end of period	202,461	136,540	133,174	138,711
CLASS Y
Shares outstanding, beginning of period	38,596,429	—	34,152,071	35,486,692
Shares sold	525	—	5,482,006	343,970
Shares issued in connection with in-kind subscription (See Note 11)	—	37,034,100	—	—
Shares issued on reinvestment of distributions	1,183,707	1,562,784	1,296,340	1,126,390
Shares redeemed	—	(455)	(2,095,688)	(2,804,981)

Shares outstanding, end of period	39,780,661	38,596,429	38,834,729	34,152,071

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2011	151

Statements of Changes in Net Assets	December 31, 2011

	AQR DIVERSIFIED ARBITRAGE FUND		AQR MANAGED FUTURES STRATEGY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE PERIOD 1/06/10*-12/31/10
OPERATIONS:
Net investment income (loss)	$18,776,535	$6,921,419	$(17,478,823)	$(3,689,893)
Net realized gain (loss)	13,987,344	6,466,867	(76,560,349)	26,125,282
Net change in unrealized appreciation (depreciation)	(21,424,340)	26,362,020	7,087,652	20,311,106
Net increase (decrease) in net assets resulting from operations	11,339,539	39,750,306	(86,951,520)	42,746,495

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(11,719,651)	(2,529,523)	(4,266,973)	(4,988,075)
Class N	(3,932,191)	(496,243)	(878,801)	(1,283,887)
Total	(15,651,842)	(3,025,766)	(5,145,774)	(6,271,962)
Net realized gain:
Class I	(35,178,186)	(9,148,432)	(4,032,084)	(8,519,610)
Class N	(16,128,531)	(4,389,758)	(1,840,539)	(2,443,893)
Total	(51,306,717)	(13,538,190)	(5,872,623)	(10,963,503)
Total distributions	(66,958,559)	(16,563,956)	(11,018,397)	(17,235,465)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	1,014,567,810	744,268,095	729,947,536	658,743,237
Contributions from Adviser	—	354,186	—	—
Reinvestment of distributions	41,800,931	10,961,113	7,389,845	13,031,535
Cost of shares redeemed	(385,285,948)	(105,043,527)	(246,691,399)	(33,812,899)
Redemption fees	—	29	20,254	12,633

Net increase (decrease) from capital transactions	671,082,793	650,539,896	490,666,236	637,974,506
CLASS N
Proceeds from shares sold	452,133,887	366,554,088	423,947,640	289,880,071
Contributions from Adviser	—	190,013	—	—
Reinvestment of distributions	19,853,899	4,779,404	2,697,407	3,704,252
Cost of shares redeemed	(185,908,766)	(77,340,720)	(192,116,250)	(28,806,659)
Redemption fees	58	5,055	10,871	17,187

Net increase (decrease) from capital transactions	286,079,078	294,187,840	234,539,668	264,794,851

Net increase (decrease) in net assets resulting from capital transactions	957,161,871	944,727,736	725,205,904	902,769,357
Total increase (decrease) in net assets	901,542,851	967,914,086	627,235,987	928,280,387

NET ASSETS:
Beginning of period	1,206,995,790	239,081,704	928,280,387	—
End of period	$2,108,538,641	$1,206,995,790	$1,555,516,374	$928,280,387

Undistributed accumulated net investment income (loss) at end of year	$(1,386,575)	$2,523,534	$17,343,520	$2,742,185

The accompanying notes are an integral part of these financial statements.	(continued on p. 153)

152	AQR Funds	Annual Report	December 2011

Statements of Changes in Net Assets	December 31, 2011

	AQR DIVERSIFIED ARBITRAGE FUND		AQR MANAGED FUTURES STRATEGY FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE PERIOD 1/06/10*-12/31/10
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	73,942,810	14,819,735	63,824,670	—
Shares sold	90,365,152	67,644,901	73,078,580	65,937,073
Shares issued on reinvestment of distributions	3,838,469	990,163	763,414	1,286,430
Shares redeemed	(34,367,643)	(9,511,989)	(24,935,633)	(3,398,833)

Shares outstanding, end of period	133,778,788	73,942,810	112,731,031	63,824,670
CLASS N
Shares outstanding, beginning of period	34,430,118	7,332,864	26,365,662	—
Shares sold	40,438,007	33,746,669	42,737,324	28,893,378
Shares issued on reinvestment of distributions	1,829,852	432,917	279,235	366,394
Shares redeemed	(16,626,263)	(7,082,332)	(19,435,712)	(2,894,110)

Shares outstanding, end of period	60,071,714	34,430,118	49,946,509	26,365,662

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2011	153

Statements of Changes in Net Assets	December 31, 2011

	AQR RISK PARITY FUND**		AQR MULTI-STRATEGY ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE PERIOD 9/30/10*-12/31/10	FOR THE PERIOD 7/18/11*-12/31/11
OPERATIONS:
Net investment income (loss)	$654,398	$15,932	$(795,745)
Net realized gain (loss)	(838,017)	404,456	(2,880,941)
Net change in unrealized appreciation (depreciation)	6,649,361	212,665	790,794
Net increase (decrease) in net assets resulting from operations	6,465,742	633,053	(2,885,892)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(5,049,564)	(127,380)	(937,657)
Class N	(1,569,186)	(121,230)	(105,452)
Total	(6,618,750)	(248,610)	(1,043,109)
Net realized gain:
Class I	(66,070)	—	—
Class N	(21,926)	—	—
Total	(87,996)	—	—
Total distributions	(6,706,746)	(248,610)	(1,043,109)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	353,204,416	12,413,848	294,713,422
Contributions from service provider or Adviser	305,701	—	—
Reinvestment of distributions	4,940,908	127,380	908,123
Cost of shares redeemed	(34,286,993)	(12,269)	(35,134,145)
Redemption fees	2,899	—	—

Net increase (decrease) from capital transactions	324,166,931	12,528,959	260,487,400
CLASS N
Proceeds from shares sold	96,623,560	11,092,756	56,013,187
Contributions from service provider or Adviser	48,325	—	—
Reinvestment of distributions	729,224	120,969	105,452
Cost of shares redeemed	(56,223,377)	(145,014)	(10,832,274)
Redemption fees	518	432	—

Net increase (decrease) from capital transactions	41,178,250	11,069,143	45,286,365

Net increase (decrease) in net assets resulting from capital transactions	365,345,181	23,598,102	305,773,765
Total increase (decrease) in net assets	365,104,177	23,982,545	301,844,764

NET ASSETS:
Beginning of period	23,982,545	—	—
End of period	$389,086,722	$23,982,545	$301,844,764

Undistributed accumulated net investment income (loss) at end of year	$(3,415,164)	$47,308	$(1,092,123)

The accompanying notes are an integral part of these financial statements.	(continued on p. 155)

154	AQR Funds	Annual Report	December 2011

Statements of Changes in Net Assets	December 31, 2011

	AQR RISK PARITY FUND**		AQR MULTI-STRATEGY ALTERNATIVE FUND**
	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE PERIOD 9/30/10*-12/31/10	FOR THE PERIOD 7/18/11*-12/31/11
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	1,240,567	—	—
Shares sold	33,312,865	1,229,100	30,030,309
Shares issued on reinvestment of distributions	473,267	12,687	93,141
Shares redeemed	(3,235,637)	(1,220)	(3,601,517)

Shares outstanding, end of period	31,791,062	1,240,567	26,521,933
CLASS N
Shares outstanding, beginning of period	1,094,489	—	—
Shares sold	9,042,347	1,096,773	5,701,028
Shares issued on reinvestment of distributions	70,051	12,061	10,815
Shares redeemed	(5,338,621)	(14,345)	(1,103,056)

Shares outstanding, end of period	4,868,266	1,094,489	4,608,787

*	Commencement of operations.
**	Consolidated financial statement, see Note 2 in the Notes to Financial Statements for additional information.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2011	155

Statements of Changes in Net Assets	December 31, 2011

	AQR MOMENTUM FUND		AQR SMALL CAP MOMENTUM FUND
	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2010	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income (loss)	$2,522,585	$476,664	$227,233	$93,134
Net realized gain (loss)	(21,841,538)	296,966	(5,687,386)	1,019,454
Net change in unrealized appreciation (depreciation)	7,021,965	9,823,731	1,233,553	5,493,162
Net increase (decrease) in net assets resulting from operations	(12,296,988)	10,597,361	(4,226,600)	6,605,750

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	(2,025,248)	(134,564)	(150,004)	(88,580)
Total	(2,025,248)	(134,564)	(150,004)	(88,580)
Net realized gain:
Class L	(566,418)	(309,664)	(713,111)	(487,666)
Total	(566,418)	(309,664)	(713,111)	(487,666)
Total distributions	(2,591,666)	(444,228)	(863,115)	(576,246)

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	234,799,847	113,707,968	69,908,520	47,944,290
Reinvestment of distributions	2,589,299	443,920	860,975	576,046
Cost of shares redeemed	(44,238,993)	(6,747,740)	(19,650,773)	(3,285,924)
Redemption fees	2,432	1,497	765	1,061

Net increase (decrease) from capital transactions	193,152,585	107,405,645	51,119,487	45,235,473

Net increase (decrease) in net assets resulting from capital transactions	193,152,585	107,405,645	51,119,487	45,235,473
Total increase (decrease) in net assets	178,263,931	117,558,778	46,029,772	51,264,977

NET ASSETS:
Beginning of period	124,491,353	6,932,575	54,504,582	3,239,605
End of period	$302,755,284	$124,491,353	$100,534,354	$54,504,582

Undistributed accumulated net investment income (loss) at end of year	$716,277	$322,578	$30,383	$—

CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	8,646,886	568,597	3,788,903	284,134
Shares sold	16,107,289	8,561,328	4,790,883	3,707,891
Shares issued on reinvestment of distributions	192,513	31,043	63,354	40,199
Shares redeemed	(3,152,922)	(514,082)	(1,404,643)	(243,321)

Shares outstanding, end of period	21,793,766	8,646,886	7,238,497	3,788,903

The accompanying notes are an integral part of these financial statements.

156	AQR Funds	Annual Report	December 2011

Statements of Changes in Net Assets	December 31, 2011

	AQR INTERNATIONAL MOMENTUM FUND
	FOR THE YEAR ENDED DECEMBER 31, 2011	FOR THE YEAR ENDED DECEMBER 31, 2010
OPERATIONS:
Net investment income (loss)	$1,671,768	$485,477
Net realized gain (loss)	(12,171,592)	(517,845)
Net change in unrealized appreciation (depreciation)	(3,162,121)	5,421,094
Net increase (decrease) in net assets resulting from operations	(13,661,945)	5,388,726

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	(1,944,737)	(198,118)
Total	(1,944,737)	(198,118)
Net realized gain:
Class L	—	(61,012)
Total	—	(61,012)
Total distributions	(1,944,737)	(259,130)

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	57,657,994	45,816,669
Reinvestment of distributions	1,943,164	259,022
Cost of shares redeemed	(28,862,650)	(18,877,307)
Redemption fees	1,706	1,346

Net increase (decrease) from capital transactions	30,740,214	27,199,730

Net increase (decrease) in net assets resulting from capital transactions	30,740,214	27,199,730
Total increase (decrease) in net assets	15,133,532	32,329,326

NET ASSETS:
Beginning of period	62,091,379	29,762,053
End of period	$77,224,911	$62,091,379

Undistributed accumulated net investment income (loss) at end of year	$92,674	$72,009

CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	4,559,775	2,485,331
Shares sold	4,299,973	3,653,199
Shares issued on reinvestment of distributions	176,171	19,417
Shares redeemed	(2,246,341)	(1,598,172)

Shares outstanding, end of period	6,789,578	4,559,775

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2011	157

Statement of Cash Flows	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$11,339,539
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) in operating activities:
Payments to purchase securities	(5,322,815,457)
Payments to cover short securities	(1,576,754,988)
Proceeds from securities sold short	2,000,122,991
Proceeds from sale of securities	4,184,909,979
Realized gain on investments in securities	(25,861,544)
Realized loss on securities sold short and written options	3,444,823
Change in unrealized depreciation on investments in securities	124,770,226
Change in unrealized appreciation on securities sold short and written options	(104,152,262)
Amortization of bond premium	(1,120,927)
Decreases in operating assets:
Restricted cash	4,797,323
Due from brokers	(139,397,874)
Unrealized appreciation on forward foreign contracts	(939,967)
Swaps, at value	(10,348,073)
Receivable for securities sold	(84,052,038)
Dividends and interest	(6,370,754)
Prepaid expenses	(88,192)
Increases in operating liabilities
Due to custodian/broker	(840,977)
Unrealized depreciation on forward foreign currency exchange contracts	(286,465)
Swaps, at value	(1,452,422)
Unrealized depreciation on futures contracts	641,513
Payable for securities purchased	52,695,911
Collateral received on securities loaned	686,099
Accrued Investment advisory fees	574,212
Accrued Distribution fees—Class N	59,014
Dividends on securities sold short	219,337
Other accrued expenses	855,709
Net cash used in operating activities	$(889,365,264)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shares sold	1,465,482,251
Payments on shares redeemed	(569,695,492)
Cash distributions paid	(5,303,729)
Net cash provided by financing activities	$890,483,030
Net change in cash	1,117,766
Cash, beginning of period	—
Cash, end of period	$1,117,766

The accompanying notes are an integral part of these financial statements.

158	AQR Funds	Annual Report	December 2011

[Intentionally Left Blank]

AQR Funds	Annual Report	December 2011	159

Financial Highlights	December 31, 2011

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR GLOBAL EQUITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$10.97	0.21	(0.95)	(0.74)	(0.11)	(0.13)	(0.24)
FOR THE YEAR ENDED 12/31/2010[5]	$10.00	0.16	1.25	1.41	(0.36)	(0.08)	(0.44)
AQR GLOBAL EQUITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$10.97	0.16	(0.94)	(0.78)	(0.09)	(0.13)	(0.22)
FOR THE YEAR ENDED 12/31/2010†,[5]	$10.00	0.13	1.25	1.38	(0.33)	(0.08)	(0.41)
AQR GLOBAL EQUITY FUND CLASS Y
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$10.99	0.24	(0.94)	(0.70)	(0.16)	(0.13)	(0.29)
FOR THE YEAR ENDED 12/31/2010[5]	$10.00	0.18	1.27	1.45	(0.38)	(0.08)	(0.46)
AQR INTERNATIONAL EQUITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2011†,[5]	$10.45	0.21	(1.78)	(1.57)	(0.21)	(0.07)	(0.28)
FOR THE YEAR ENDED DECEMBER 31, 2010†,[5]	$9.78	0.16	0.84	1.00	(0.24)	(0.09)	(0.33)
FOR THE PERIOD ENDED 9/30/09[6]—12/31/09†,[5]	$10.00	(0.01)	0.22	0.21	(0.14)	(0.29)	(0.43)
AQR INTERNATIONAL EQUITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$10.61	0.20	(1.83)	(1.63)	(0.15)	(0.07)	(0.22)
FOR THE YEAR ENDED DECEMBER 31, 2010[5]	$9.91	0.14	0.88	1.02	(0.23)	(0.09)	(0.32)
FOR THE PERIOD ENDED 9/30/09[6]—12/31/09†,[5]	$10.00	—	0.20	0.20	—	(0.29)	(0.29)
AQR INTERNATIONAL EQUITY FUND CLASS Y
FOR THE YEAR ENDED DECEMBER 31, 2011†,[5]	$10.89	0.28	(1.88)	(1.60)	(0.24)	(0.07)	(0.31)
FOR THE YEAR ENDED DECEMBER 31, 2010†,[5]	$10.16	0.20	0.89	1.09	(0.27)	(0.09)	(0.36)
FOR THE PERIOD ENDED 8/28/09[8]—12/31/09†,[5]	$10.00	0.03	0.57	0.60	(0.15)	(0.29)	(0.44)
AQR DIVERSIFIED ARBITRAGE FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$11.15	0.13	(0.02)	0.11	(0.09)	(0.28)	(0.37)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$10.80	0.06	0.46	0.52	(0.04)	(0.13)	(0.17)
FOR THE PERIOD ENDED 1/15/09[8]—12/31/09†,[5]	$10.00	0.13	0.79	0.92	(0.03)	(0.09)	(0.12)
AQR DIVERSIFIED ARBITRAGE FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2011†,[5]	$11.12	0.10	(0.02)	0.08	(0.07)	(0.28)	(0.35)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$10.78	0.05	0.43	0.48	(0.01)	(0.13)	(0.14)
FOR THE PERIOD ENDED 1/15/09[8]—12/31/09†,[5]	$10.00	0.10	0.79	0.89	(0.02)	(0.09)	(0.11)
*	Annualized for periods less than one year.
†	Redemption fees of less than $0.005 per share were incurred by the share class.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	Commencement of offering of shares.
7	The ratio is annualized for a short period of time and is not representative of what the ratio would be if the Fund class has operated for a longer period of time.
8	Commencement of operations.
9	For the year ended December 31, 2010, the Adviser contributed $544,199 into the AQR Diversified Arbitrage Fund to compensate the Fund for a loss incurred due to trade processing errors. The impact of the Adviser’s contribution increased the total return by 0.08%.

The accompanying notes are an integral part of these financial statements.

160	AQR Funds	Annual Report	December 2011

Financial Highlights	December 31, 2011

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$9.99	(6.68)%	$2,102,815	0.96%	0.95%	2.03%	1.90%	59%
$10.97	14.12%	$1,841,838	0.79%	0.79%	0.79%	1.41%	72%

$9.97	(7.03)%	$2,019,253	1.27%	1.26%	3.22%	1.46%	59%
$10.97	13.83%	$1,497,723	1.10%	1.10%	1.10%	1.28%	72%

$10.00	(6.22)%	$397,662,333	0.52%	0.51%	0.52%	2.21%	59%
$10.99	14.54%	$424,346,157	0.50%	0.50%	0.71%	1.81%	72%

$8.60	(15.00)%	$138,229,387	0.94%	0.93%	0.94%	2.13%	60%
$10.45	10.40%	$85,968,655	0.90%	0.90%	1.03%	1.72%	93%
$9.78	2.20%	$44,016,038	0.90%	0.90%	1.01%	(0.47)%	29%

$8.76	(15.27)%	$1,166,515	1.35%	1.34%	2.18%	1.96%	60%
$10.61	10.40%	$1,472,368	1.25%	1.25%	3.50%	1.51%	93%
$9.91	2.04%	$5,785	1.25%	1.25%	472.86%[7]	(0.07)%	29%

$8.98	(14.66)%	$348,681,473	0.58%	0.57%	0.58%	2.63%	60%
$10.89	10.84%	$371,799,177	0.55%	0.55%	0.77%	2.02%	93%
$10.16	6.08%	$360,491,107	0.55%	0.55%	0.98%	0.99%	29%

$10.89	0.99%	$1,456,748,122	2.75%	1.20%	2.84%	1.18%	298%
$11.15	4.81%[9]	$824,237,659	2.59%	1.20%	2.62%	1.13%	361%
$10.80	9.24%	$160,026,814	2.46%	1.20%	3.25%	1.30%	482%

$10.85	0.68%	$651,790,519	3.05%	1.50%	3.08%	0.89%	298%
$11.12	4.52%[9]	$382,758,131	2.89%	1.50%	2.92%	0.85%	361%
$10.78	8.88%	$79,054,890	2.69%	1.50%	3.42%	0.98%	482%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2011	161

Financial Highlights	December 31, 2011

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR MANAGED FUTURES STRATEGY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2011†,[5]	$10.30	(0.12)	(0.53)	(0.65)	(0.04)	(0.04)	(0.08)
FOR THE PERIOD ENDED 1/06/10[8]—12/31/10†,[5]	$10.00	(0.12)	0.66	0.54	(0.09)	(0.15)	(0.24)
AQR MANAGED FUTURES STRATEGY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2011†,[5]	$10.28	(0.15)	(0.52)	(0.67)	(0.02)	(0.04)	(0.06)
FOR THE PERIOD ENDED 1/06/10[8]—12/31/10†,[5]	$10.00	(0.15)	0.66	0.51	(0.08)	(0.15)	(0.23)
AQR RISK PARITY FUND CLASS I
FOR THE YEAR ENDED DECEMBER 31, 2011†,[5]	$10.28	0.04	0.51	0.55	(0.21)	(0.00)[9]	(0.21)
FOR THE PERIOD ENDED 9/30/10[8]—12/31/10	$10.00	0.02	0.38	0.40	(0.12)	—	(0.12)
AQR RISK PARITY FUND CLASS N
FOR THE YEAR ENDED DECEMBER 31, 2011†,[5]	$10.27	0.03	0.49	0.52	(0.20)	(0.00)[9]	(0.20)
FOR THE PERIOD ENDED 9/30/10[8]—12/31/10†	$10.00	0.01	0.38	0.39	(0.12)	—	(0.12)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS I
FOR THE PERIOD ENDED 7/18/11[8]—12/31/11[5]	$10.00	(0.05)	(0.21)	(0.26)	(0.04)	—	(0.04)
AQR MULTI-STRATEGY ALTERNATIVE FUND CLASS N
FOR THE PERIOD ENDED 7/18/11[8]—12/31/11[5]	$10.00	(0.06)	(0.21)	(0.27)	(0.04)	—	(0.04)
AQR MOMENTUM FUND CLASS L
FOR THE YEAR ENDED DECEMBER 31, 2011†,[5]	$14.40	0.15	(0.54)	(0.39)	(0.09)	(0.03)	(0.12)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$12.19	0.06	2.21	2.27	(0.02)	(0.04)	(0.06)
FOR THE PERIOD ENDED 7/09/09[8]—12/31/09†,[5]	$10.00	0.07	2.48	2.55	(0.05)	(0.31)	(0.36)
AQR SMALL CAP MOMENTUM FUND CLASS L
FOR THE YEAR ENDED DECEMBER 31, 2011†,[5]	$14.39	0.04	(0.42)	(0.38)	(0.02)	(0.10)	(0.12)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$11.40	0.03	3.13	3.16	(0.03)	(0.14)	(0.17)
FOR THE PERIOD ENDED 7/09/09[8]—12/31/09†,[5]	$10.00	0.04	2.06	2.10	(0.03)	(0.67)	(0.70)
AQR INTERNATIONAL MOMENTUM FUND CLASS L
FOR THE YEAR ENDED DECEMBER 31, 2011†,[5]	$13.62	0.29	(2.26)	(1.97)	(0.28)	—	(0.28)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$11.98	0.08	1.62	1.70	(0.05)	(0.01)	(0.06)
FOR THE PERIOD ENDED 7/09/09[8]—12/31/09†,[5]	$10.00	0.04	2.26	2.30	(0.09)	(0.23)	(0.32)
*	Annualized for periods less than one year.
†	Redemption fees of less than $0.005 per share were incurred by the share class.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	For the year ended December 31, 2011, a service provider contributed $354,026 into the Fund to compensate the Fund for a loss incurred due to a valuation error. The impact of this contribution increased the Fund’s total return by 0.21%.
7	For the year ended December 31, 2011, the Adviser contributed $208,438 into the Fund to compensate the Fund for a loss incurred due to a trade processing error. The impact of the Adviser’s contribution increased the Fund’s total return by 0.14%.
8	Commencement of operations.
9	Amount is less than $.005 per share.

The accompanying notes are an integral part of these financial statements.

162	AQR Funds	Annual Report	December 2011

Financial Highlights	December 31, 2011

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$9.57	(6.37)%	$1,078,662,373	1.25%	1.25%	1.30%	(1.22)%	0%
$10.30	5.41%	$657,237,349	1.25%	1.25%	1.28%	(1.27)%	0%

$9.55	(6.59)%	$476,854,001	1.50%	1.50%	1.57%	(1.47)%	0%
$10.28	5.12%	$271,043,038	1.50%	1.50%	1.56%	(1.54)%	0%

$10.62	5.45%[6]	$337,526,380	0.95%	0.95%	1.06%	0.41%	66%
$10.28	3.98%	$12,747,565	0.95%	0.95%	3.80%	0.44%	19%

$10.59	5.12%[6]	$51,560,342	1.20%	1.20%	1.42%	0.30%	66%
$10.27	3.88%	$11,234,980	1.20%	1.20%	3.96%	0.22%	19%

$9.70	(2.57)%[7]	$257,168,435	2.23%	1.98%	2.59%	(1.09)%	133%

$9.69	(2.73)%[7]	$44,676,329	2.48%	2.23%	2.85%	(1.37)%	133%

$13.89	(2.68)%	$302,755,284	0.50%	0.49%	0.67%	1.07%	162%
$14.40	18.60%	$124,491,353	0.49%	0.49%	0.98%	1.37%	180%
$12.19	25.58%	$6,932,575	0.49%	0.49%	5.08%	1.23%	163%

$13.89	(2.62)%	$100,534,354	0.66%	0.65%	0.85%	0.26%	121%
$14.39	27.69%	$54,504,582	0.65%	0.65%	1.85%	0.66%	380%
$11.40	21.24%	$3,239,605	0.65%	0.65%	7.53%	0.65%	136%

$11.37	(14.42)%	$77,224,911	0.66%	0.65%	0.97%	2.23%	203%
$13.62	14.20%	$62,091,379	0.65%	0.65%	1.46%	1.44%	269%
$11.98	23.08%	$29,762,053	0.65%	0.65%	2.22%	0.63%	160%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	December 2011	163

Notes to Financial Statements	December 31, 2011

1. Organization

AQR Funds (the “Trust”), organized as a Delaware statutory trust on September 4, 2008, is an open-end management investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2011, the Trust consists of nine active series (collectively, the “Funds” and each individually a “Fund”): AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, and AQR International Momentum Fund. AQR Capital Management, LLC (“the Adviser”) serves as the investment adviser of each Fund. The Adviser has retained CNH Partners, LLC (“the Sub-Adviser”) an affiliate of the Adviser, to serve as an investment sub-adviser to the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund.

The investment objective of the AQR Global Equity Fund is long-term capital appreciation. The principal investment strategies of the AQR Global Equity Fund include seeking to outperform the MSCI World Total Return Index (the “Global Equity Benchmark”) while seeking to control its tracking error relative to this benchmark. The Global Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. The AQR Global Equity Fund commenced operations on December 31, 2009. The Fund offers Class I, Class N and Class Y shares.

The investment objective of the AQR International Equity Fund is long-term capital appreciation. The principal investment strategies of the AQR International Equity Fund include seeking to outperform the MSCI EAFE Total Return Index (the “International Equity Benchmark”) while seeking to control its tracking error relative to this benchmark. The International Equity Benchmark is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada. The AQR International Equity Fund Class Y shares commenced operations on August 28, 2009. Class I and Class N shares commenced operations on September 30, 2009.

The investment objective of the AQR Diversified Arbitrage Fund is long-term absolute returns. The principal investment strategies of the AQR Diversified Arbitrage Fund include seeking to outperform the Merrill Lynch 3-Month Treasury Bill Index (the “Absolute Return Benchmark”) using arbitrage and alternative investment strategies such as merger arbitrage, convertible arbitrage, other forms of arbitrage (including, but not limited to, when-issued trading arbitrage, stub-trading arbitrage and dual-class arbitrage) and other types of non-arbitrage alternative investment strategies. The AQR Diversified Arbitrage Fund commenced operations on January 15, 2009. The Fund offers Class I and Class N shares.

The investment objective of the AQR Managed Futures Strategy Fund is to seek long-term absolute returns. The Fund invests primarily in a portfolio of futures contracts and futures-related instruments. The Fund’s universe of investments includes more than 100 global developed and emerging market exchange-traded futures, futures related instruments and forward contracts across four major asset classes (commodities, currencies, fixed income and equities); however this universe of investments is subject to change under varying market conditions as these instruments evolve over time. The AQR Managed Futures Strategy Fund commenced operations on January 6, 2010. The Fund offers Class I and Class N shares.

The investment objective of the AQR Risk Parity Fund is to seek total return. Total return consists of capital appreciation and income. The Fund pursues its investment objective by allocating assets among major liquid asset classes (including global developed and emerging market equities, global nominal and inflation-linked government bonds, emerging market bonds, mortgage-backed securities, corporate and sovereign debt, the credit spreads of mortgage-backed securities and corporate and sovereign debt, developed and emerging market currencies, and commodities). The AQR Risk Parity Fund commenced operations on September 30, 2010. The Fund offers Class I and Class N shares.

The investment objective of the AQR Multi-Strategy Alternative Fund is to seek positive absolute returns. A “positive absolute return” seeks to earn a positive total return over a reasonable period of time regardless of market conditions or general market direction. However, while seeking to generate positive performance over a multi-year period of time, the Fund may have positive or negative returns over shorter time periods. The Fund invests globally (including in emerging markets) in a broad range of instruments, including, but not limited to, equities, bonds, currencies, commodities, credit derivatives, convertible securities, futures, forwards, options and swaps. The AQR Multi-Strategy Alternative Fund commenced operations on July 18, 2011. The Fund offers Class I and Class N shares.

164	AQR Funds	Annual Report	December 2011

Notes to Financial Statements	December 31, 2011

The investment objective of the AQR Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, and depository receipts) of large and mid-sized companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months, that ranks in the top third of its relevant universe at the time of purchase. The AQR Momentum Fund commenced operations on July 9, 2009. The Fund offers Class L shares.

The investment objective of the AQR Small Cap Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and depository receipts) of small cap companies traded on a principal U.S. exchange or over-the-counter market that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months, that ranks in the top third of its relevant universe at the time of purchase. The AQR Small Cap Momentum Fund commenced operations on July 9, 2009. The Fund offers Class L shares.

The investment objective of the AQR International Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and depositary receipts) of non-U.S. companies that the Adviser determines to have positive momentum. The Adviser considers a security to have positive momentum primarily if it has a return over the prior twelve months, that ranks in the top third of its relevant universe at the time of purchase. The AQR International Momentum Fund commenced operations on July 9, 2009. The Fund offers Class L shares.

2. Consolidation of Subsidiaries — AQR Managed Futures Strategy Offshore Fund Ltd., AQR Risk Parity Offshore Fund Ltd. and AQR Multi-Strategy Alternative Offshore Fund Ltd.

The consolidated Schedules of Investments, Statements of Assets and Liabilities, of Operations, of Changes in Net Assets and the Financial Highlights of the AQR Managed Futures Strategy Fund, AQR Risk Parity Fund and AQR Multi-Strategy Alternative Fund include the accounts of AQR Managed Futures Strategy Offshore Fund Ltd., AQR Risk Parity Offshore Fund Ltd., and AQR Multi-Strategy Alternative Offshore Fund Ltd., respectively, wholly-owned and controlled subsidiaries (the “Subsidiaries”). All inter-company accounts and transactions have been eliminated in consolidation for the Funds. Each of the Subsidiaries has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

The Subsidiaries are classified as controlled foreign corporations under the Code. Each Subsidiary’s taxable income is included in the calculation of the relevant Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

AQR Managed Futures Strategy Fund, AQR Risk Parity Fund and AQR Multi-Strategy Alternative Fund may each invest up to 25% of their total assets in its respective Subsidiary each of which acts as an investment vehicle in order to effect certain investments consistent with the Funds’ investment objectives and policies.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	INCEPTION DATE OF SUBSIDIARY	SUBSIDIARY NET ASSETS AT DECEMBER 31, 2011	% OF TOTAL NET ASSETS AT DECEMBER 31, 2011
AQR Managed Futures Strategy Offshore Fund, Ltd.	January 6, 2010	$351,568,733	22.6%
AQR Risk Parity Offshore Fund, Ltd.	September 30, 2010	75,805,197	19.5%
AQR Multi-Strategy Alternative Offshore Fund, Ltd.	July 18, 2011	30,215,982	10.0%

AQR Funds	Annual Report	December 2011	165

Notes to Financial Statements	December 31, 2011

3. Significant Accounting Policies

The following summarizes the significant accounting policies of the Funds:

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

Securities Valuation: Each Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the NYSE (normally 4:00 p.m. Eastern time). Equity securities, including securities sold short and warrants, are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades. The value of securities listed on the NASDAQ shall generally be the NASDAQ Official Closing Price. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing to international securities on a daily basis utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Funds calculate their net asset value. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise at the last quoted bid price (in the case of short sales, at the ask price). Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. The Funds value debt securities maturing less than 61 days from the date of purchase at amortized cost, which approximates market value. The value of futures contracts purchased and sold by the Funds is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current settlement prices. Futures and options contracts are valued at the last quoted sales price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. Prices of futures contracts are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. Exchange-Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price. Equity, total return and commodity swap contracts are valued at fair value, based on the price of the underlying referenced instrument. Credit default swaps are valued daily primarily using independent pricing services or market makers. Interest rate swap contracts are valued at fair value as determined by an independent pricing service based on various valuation models which consider the terms of underlying contracts and market data inputs received from third parties.

The Funds may use pricing services to obtain readily available market quotations. Where market quotations are not readily available, or if an available market quotation is determined not to be reliable, a security will be valued based on its fair value as determined in accordance with the valuation procedures approved by the Funds’ Board of Trustees, which may include the use of proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets.

Convertible Securities: The Funds invest in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Funds may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The Funds may attempt to hedge certain of their investments in convertible debt securities by selling short the issuer’s common stock.

166	AQR Funds	Annual Report	December 2011

Notes to Financial Statements	December 31, 2011

Short Sales: The AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund sell securities they do not own as a hedge against some of their long positions and/or in anticipation of a decline in the market value of that security (short sale). When the Funds make a short sale, they must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Funds may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date as an expense. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Funds are also subject to the risk that they may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as an asset on the Statements of Assets and Liabilities and securities segregated as collateral are denoted in the Schedule of Investments. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security. The net amount of fees of $5,015,807 and $34,744 are included in dividend and interest on securities sold short in the Statements of Operations for AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund, respectively.

Futures Contracts: The Funds invest in futures contracts. The Funds, excluding AQR Managed Futures Strategy Fund, AQR Risk Parity Fund and AQR Multi-Strategy Alternative Fund, invest in futures in order to hedge their investments or equitize their cash flows against fluctuations in value caused by changes in prevailing interest rates or market conditions. The AQR Managed Futures Strategy Fund, AQR Risk Parity Fund and AQR Multi-Strategy Alternative Fund invest in futures as part of their primary investment strategy. Investments in futures may increase or decrease exposure to a particular market. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Funds, the Funds may not be entitled to the return of all of the margin owed to the Funds, potentially resulting in a loss. No monies are paid to or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments to and from the broker, will be made on a periodic basis as the price of the underlying instruments fluctuates. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited are recorded on the Statements of Assets and Liabilities. The use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the contract amount of the futures contracts. The use of short futures contracts subjects the Funds to unlimited risk of loss. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Forward Currency Contracts: The Funds buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a Fund intends to buy are denominated, when a Fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position.

AQR Funds	Annual Report	December 2011	167

Notes to Financial Statements	December 31, 2011

Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Forward currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Equity (including total return and commodity) Swap Contracts: The Funds invest in equity swaps to obtain exposure to the underlying referenced instrument, obtain leverage or enjoy the returns from ownership without actually owning the underlying position. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, do not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by the Funds are recorded as realized gains or losses. Equity swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Credit Default Swap Contracts: Certain Funds enter into credit default swap contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by a Fund, as the protection seller, or an upfront payment made by a Fund, as the protection buyer, is recorded on the Statements of Assets and Liabilities. Upfront payments are amortized over the term of the contract. Periodic payments received or paid by a Fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, a Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, a Fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statements of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty. Where a Fund is a seller of protection, the maximum potential amount of future payments the Fund may be required to make is equal to the notional amount of the relevant credit default contract. The Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after each Fund’s Schedule of Investments.

The credit default swaps in which the AQR Risk Parity Fund is providing protection at December 31, 2011 are summarized as follows:

	MAXIMUM PAYOUT/NOTIONAL AMOUNT BY PERIOD OF EXPIRATION ($ IN THOUSANDS)
CREDIT SPREAD ON UNDERLYING (BASIS POINTS)	0-5 YEARS USD	0-5 YEARS EUR	35-40 YEARS USD	WRITTEN CREDIT DERIVATIVES AT FAIR VALUE
0-250	56,875	22,500	2,625	$(2,562,006)
251 or greater	63,650	14,975	—	(3,753,048)

Total	120,525	37,475	2,625	$(6,315,054)

168	AQR Funds	Annual Report	December 2011

Notes to Financial Statements	December 31, 2011

The credit default swaps in which the AQR Multi-Strategy Alternative Fund is providing protection at December 31, 2011 are summarized as follows:

	MAXIMUM PAYOUT/NOTIONAL AMOUNT BY PERIOD OF EXPIRATION ($ IN THOUSANDS)
CREDIT SPREAD ON UNDERLYING (BASIS POINTS)	0-5 YEARS USD	WRITTEN CREDIT DERIVATIVES AT FAIR VALUE
251-500	2,950	(198,414)

Total	2,950	$(198,414)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.

Interest Rate Swaps: The AQR Risk Parity Fund enters into interest rate swaps as part of its investment strategy. Interest rate swaps generally involve agreements to exchange fixed and floating payment obligations, without the exchange of the underlying notional amounts. Periodic payments received or paid by the Fund are recorded as realized gains and losses. Interest rate swaps are marked to market daily based on quotations as provided by an independent pricing service and the change is recorded as unrealized gain or loss. The Fund’s risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities. Interest rate contracts outstanding, including their respective notional amounts at period end, if any, are listed after the Fund’s Schedule of Investments.

High Yield Securities: Certain Funds may invest in lower-quality debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities causing greater price volatility. These instruments involve a greater risk of loss due to default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

Master Agreements: The Funds are a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted for the benefit of a Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are generally determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact a Fund’s future derivative activity. The Funds’ derivative assets and liabilities on the Statements of Assets and Liabilities are presented net when a legally enforceable master netting agreement exists between the Funds and a derivative counterparty.

AQR Funds	Annual Report	December 2011	169

Notes to Financial Statements	December 31, 2011

Options: The Funds are authorized to write and purchase put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires, the Fund realizes a gain or loss on the option to the extent of the premiums received or paid. When a Fund enters into a closing transaction, the Fund realizes a gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received. Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

Transactions in call and put options written during the period ended December 31, 2011 for the AQR Diversified Arbitrage Fund were as follows:

	CALL OPTIONS		PUT OPTIONS
	SHARES SUBJECT TO CALL	PREMIUM	SHARES SUBJECT TO PUT	PREMIUM

Options outstanding, December 31, 2010	(6,130)	$(1,113,694)	—	$—
Options written	(39,105)	(3,782,605)	(8,583)	(86,455)
Options expired	26,110	470,491	8,187	67,051
Options exercised	16,584	4,006,795	396	19,404

Options outstanding, December 31, 2011	(2,541)	$(419,013)	—	$—

Securities Lending: The Trust (excluding the AQR Managed Futures Strategy Fund and AQR Risk Parity Fund) may lend securities to brokers approved by the Adviser in order to generate additional income. Securities loaned are collateralized by cash, which is invested in various JPMorgan Money Market Funds. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time. Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all.

Federal Income Taxes: Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (“the Code”), as amended. If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax

170	AQR Funds	Annual Report	December 2011

Notes to Financial Statements	December 31, 2011

positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The returns of the Funds for the period from commencement of operations through December 31, 2011 are open for examination. As of December 31, 2011, the Funds had no examinations in progress.

The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

Securities Transactions and Investment Income: Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Dividend income/expense is recorded on the ex-dividend date.

Allocation of Income and Expenses: In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each Series, such as advisory fees and registration costs. Trust level expenses are allocated among the Funds based on the ratio of average net assets or some other reasonable methodology.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Organization and Offering Costs: Costs incurred by the AQR Multi-Strategy Alternative Fund in connection with the organization of the Fund, professional fees, printing fees and the offering of the initial registration were $101,582. All costs were expensed during the initial reporting period.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and the other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

AQR Funds	Annual Report	December 2011	171

Notes to Financial Statements	December 31, 2011

Cash and Cash Equivalents: Cash and cash equivalents includes U.S. dollar and foreign currency at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Broker: Due to/from Broker represents cash balances on deposit with the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Distributions to Shareholders: The Funds intend to declare and distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

Indemnification: In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

4. Federal Income Tax Matters

At December 31, 2011, the cost of long security positions and aggregate gross unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
AQR Global Equity Fund	$377,765,901	$46,011,736	$(24,683,343)	$21,328,393
AQR International Equity Fund	499,539,050	36,007,876	(49,640,454)	(13,632,578)
AQR Diversified Arbitrage Fund	2,594,045,910	115,133,053	(146,950,879)	(31,817,826)
AQR Managed Futures Strategy Fund	1,296,703,322	—	—	—
AQR Risk Parity Fund	369,010,864	482,960,887	(484,692,309)	(1,731,422)
AQR Multi-Strategy Alternative Fund	114,259,073	11,947,159	(12,755,774)	(808,615)
AQR Momentum Fund	294,651,033	20,875,138	(5,173,236)	15,701,902
AQR Small Cap Momentum Fund	95,681,000	11,025,942	(4,124,536)	6,901,406
AQR International Momentum Fund	76,586,843	4,689,959	(2,414,110)	2,275,849

The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to loss deferrals and passive foreign investment companies (AQR Global Equity Fund, AQR International Equity Fund and AQR International Momentum Fund).

At December 31, 2011, the components of accumulated earnings / (loss) on a tax basis were as follows:

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR TAX BASIS CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION (DEPRECIATION)	POST OCTOBER CAPITAL OR LATE YEAR ORDINARY LOSS DEFERRALS	OTHER TEMPORARY DIFFERENCES	TOTAL ACCUMULATED EARNINGS
AQR Global Equity Fund	$3,952,909	$(5,220,654)	$23,170,816	$(4,237,697)	$—	$17,665,374
AQR International Equity Fund	6,115,323	(18,796,207)	(11,501,092)	(7,022,293)	—	(31,204,269)

172	AQR Funds	Annual Report	December 2011

Notes to Financial Statements	December 31, 2011

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR TAX BASIS CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION (DEPRECIATION)	POST OCTOBER CAPITAL OR LATE YEAR ORDINARY LOSS DEFERRALS	OTHER TEMPORARY DIFFERENCES	TOTAL ACCUMULATED EARNINGS
AQR Diversified Arbitrage Fund	$13,078,133	$—	$(43,734,534)	$—	$(168,478)	$(30,824,879)
AQR Managed Futures Strategy Fund	17,398,683	(69,776,826)	12,349,743	(4,643,467)	—	(44,671,867)
AQR Risk Parity Fund	1,011,540	705,851	2,486,269	(1,091,401)	—	3,112,259
AQR Multi-Strategy Alternative Fund	—	(1,801,175)	(1,478,556)	(1,124,490)	—	(4,404,221)
AQR Momentum Fund	716,277	(15,780,193)	15,701,902	(4,700,797)	—	(4,062,811)
AQR Small Cap Momentum Fund	45,444	(2,555,158)	6,901,406	(3,160,933)	—	1,230,759
AQR International Momentum Fund	126,796	(9,384,337)	2,273,437	(2,765,990)	—	(9,750,094)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral losses on wash sales and other book and tax differences including capital loss carryforwards, passive foreign investment companies (“PFIC”), forward foreign currency exchange contracts, swap contracts and the tax treatment of income and gain or loss from the subsidiary.

At December 31, 2011, the effect of permanent book/tax reclassifications resulted in increase (decrease) to the components of net assets as follows:

FUND	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN(LOSS) ON INVESTMENTS	PAID-IN CAPITAL
AQR Global Equity Fund	$(400,389)	$(636,327)	$1,036,716
AQR International Equity Fund	(378,331)	(64,957)	443,288
AQR Diversified Arbitrage Fund	(7,034,802)	6,190,586	844,216
AQR Managed Futures Strategy Fund	37,225,932	(2,515,953)	(34,709,979)
AQR Risk Parity Fund	2,501,880	714,962	(3,216,842)
AQR Multi-Strategy Alternative Fund	746,731	(1,221,951)	475,220
AQR Momentum Fund	(103,638)	103,638	—
AQR Small Cap Momentum Fund	(46,846)	48,155	(1,309)
AQR International Momentum Fund	293,634	(293,632)	(2)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of swap contracts, distribution reclassifications, foreign currency reclassifications, sale of Real Estate Investment Trusts, PFIC’s and the tax treatment of income and gain or loss from the subsidiary. Results of operations and net assets were not affected by these reclassifications.

The tax character of the distributions paid during the periods ended December 31, 2011 and December 31, 2010, were as follows:

FUND	DECEMBER 31, 2011 ORDINARY INCOME	CAPITAL GAINS	DECEMBER 31, 2010 ORDINARY INCOME	CAPITAL GAINS
AQR Global Equity Fund	$9,967,013	$1,505,593	$14,994,426	$2,022,493
AQR International Equity Fund	13,160,157	2,328,515	14,719,113	—
AQR Diversified Arbitrage Fund	66,958,559	—	16,563,956	—

AQR Funds	Annual Report	December 2011	173

Notes to Financial Statements	December 31, 2011

FUND	DECEMBER 31, 2011 ORDINARY INCOME	CAPITAL GAINS	DECEMBER 31, 2010 ORDINARY INCOME	CAPITAL GAINS
AQR Managed Futures Strategy Fund	$10,675,579	$342,818	$9,578,985	$7,656,480
AQR Risk Parity Fund	6,618,750	87,996	248,610	—
AQR Multi-Strategy Alternative Fund	1,043,109	—	N/A	N/A
AQR Momentum Fund	2,360,576	231,090	431,429	12,799
AQR Small Cap Momentum Fund	596,501	266,614	546,289	29,957
AQR International Momentum Fund	1,944,737	—	259,130	—

The AQR Managed Futures Strategy Fund, AQR Risk Parity Fund and AQR Multi-Strategy Alternative Fund commenced operations on January 6, 2010, September 30, 2010 and July 18, 2011, respectively.

As of December 31, 2011, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.

FUND	SHORT-TERM	LONG TERM	YEAR OF EXPIRATION
AQR Global Equity Fund	$2,953,779	$2,266,875	N/A
AQR International Equity Fund	14,000,520	4,795,687	N/A
AQR Managed Futures Strategy Fund	49,365,405	20,411,421	N/A
AQR Multi-Strategy Alternative Fund	566,262	1,234,913	N/A
AQR Momentum Fund	15,780,193	—	N/A
AQR Small Cap Momentum Fund	2,555,158	—	N/A
AQR International Momentum Fund	107,993	—	2018
AQR International Momentum Fund	7,610,865	1,665,479	N/A

FUND	POST OCTOBER CAPITAL LOSSES	LATE YEAR ORDINARY LOSS DEFERRALS
AQR Global Equity Fund	$4,237,697	$—
AQR International Equity Fund	7,022,293	—
AQR Managed Futures Strategy Fund	4,643,467	—
AQR Risk Parity Fund	—	1,091,401
AQR Multi-Strategy Alternative Fund	698,457	426,033
AQR Momentum Fund	4,700,797	—
AQR Small Cap Momentum Fund	3,160,933	—
AQR International Momentum Fund	2,765,990	—

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

5. Fair Value Measurements

The Funds utilize various inputs in determining the value of each Fund’s investments. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. These inputs are summarized in the three broad levels as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

174	AQR Funds	Annual Report	December 2011

Notes to Financial Statements	December 31, 2011

Valuation methodology and inputs

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed income instruments are valued at estimated fair value based on quotations from counterparties and other market participants, as well as pricing models using quoted inputs as provided by an independent pricing service. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments include less liquid corporate debt securities, illiquid warrants and illiquid securities. When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within Level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Funds in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, and changes in financial ratios or cash flows. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

The Funds invest in derivative instruments. Derivative instruments can be exchange traded or privately negotiated over-the-counter (“OTC”). Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes the principal market. OTC derivatives, including forwards, credit default swaps, total return swaps, and interest rate swaps, are valued by the Funds using observable inputs, such as quotations received from the counterparty, dealers or brokers, whenever available and considered reliable. Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. Equity total return swap transactions are valued at fair value, based on the price of the underlying security. Interest rate swap contracts are valued at estimated fair value as determined by the Funds based on various valuation models which consider the terms of underlying contracts and market data inputs received from third parties.

AQR Funds	Annual Report	December 2011	175

Notes to Financial Statements	December 31, 2011

Credit default swaps are carried at their estimated fair value, as determined in good faith by pricing services approved by the Board of Trustees. In addition to credit quality, the Funds monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a credit default swap increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. The change in value is recorded within unrealized appreciation/(depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain/(loss) is recorded. Those OTC derivatives that have less liquidity or for which inputs are unobservable are classified within Level 3. While the valuations of these less liquid OTC derivatives may utilize some Level 1 and/or Level 2 inputs, they also include other unobservable inputs which are considered significant to the fair value determination. At each measurement date, the Funds update the Level 1 and Level 2 inputs to reflect observable inputs, though the resulting gains and losses are reflected within Level 3 due to the significance of the unobservable inputs.

Transfers

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The following summarizes inputs used as of December 31, 2011 in valuing the Funds’ assets carried at fair value:

AQR GLOBAL EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$209,898,779	$149,343,586	$—	$359,242,365
Preferred Stocks†	—	1,118,494	—	1,118,494
Money Market Funds	—	38,733,435	—	38,733,435
Futures Contracts*	2,307,497	—	—	2,307,497

Total Assets	$212,206,276	$189,195,515	$—	$401,401,791

LIABILITIES
Total Return Swap Contracts*	$—	$(104,972)	$—	(104,972)
Forward Foreign Currency Exchange Contracts*		(175,797)		(175,797)

Total Liabilities	$—	$(280,769)	$—	$(280,769)

*   Derivative instruments, including futures, forward foreign currency exchange and total return swap contracts, are valued at the net unrealized appreciation (depreciation) on the instrument.

†   Please refer to the Schedule of Investments to view securities segregated by country.

There were no material transfers between Levels 1 and 2 during the period. All securities listed in the Schedule of Investments with a market value of zero are classified as Level 3. There were no transfers into Level 3.

176	AQR Funds	Annual Report	December 2011

Notes to Financial Statements	December 31, 2011

AQR INTERNATIONAL EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$—	$422,271,053	$—	$422,271,053
Preferred Stocks†	—	2,932,632	—	2,932,632
Money Market Funds	—	60,702,787	—	60,702,787
Futures Contracts*	4,046,142	—	—	4,046,142

Total Assets	$4,046,142	$485,906,472	$—	$489,952,614

LIABILITIES
Total Return Swap Contracts*	$—	$(819,294)	$—	$(819,294)
Forward Foreign Currency Exchange Contracts*		(502,648)		(502,648)

Total Liabilities	$—	$(1,321,942)	$—	$(1,321,942)

† Please refer to the Schedule of Investments to view securities segregated by country.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

AQR INTERNATIONAL EQUITY FUND	COMMON STOCKS

Balance as of December 31, 2010	$8,335
Accrued discounts/(premiums)	—
Realized gain/(loss)	8,258
Change in unrealized appreciation/(depreciation)	(8,335)
Purchases	—
Sales	(8,258)
Transfers in to Level 3	—
Transfers out of Level 3	—

Balance as of December 31, 2011	$—

* Derivative instruments, including futures, forward foreign currency exchange and total return swap contracts, are valued at the net unrealized appreciation (depreciation) on the instrument.

There were no material transfers between Levels 1 and 2 during the period.

AQR Funds	Annual Report	December 2011	177

Notes to Financial Statements	December 31, 2011

AQR DIVERSIFIED ARBITRAGE FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$986,279,176	$154,767,984	$13,402,480	$1,154,449,640
Convertible Preferred Stocks†	22,842,836	54,296,886	1,181,492	78,321,214
Corporate Bonds†	—	374,927,063	4,152,274	379,079,337
Convertible Bonds†	—	760,546,264	4,372,176	764,918,440
Closed End Funds	57,616,324	—	—	57,616,324
Exchange Traded Funds	4,194,689	—	—	4,194,689
Rights†	—	124,856	—	124,856
Warrants†	10,795,801	2,807,300	2,984,201	16,587,302
Money Market Funds	—	106,936,282	—	106,936,282
Forward Foreign Currency Exchange Contracts*	—	939,967	—	939,967
Credit Default Swap Contracts*	—	10,348,073	—	10,348,073

Total Assets	$1,081,728,826	$1,465,694,675	$26,092,623	$2,573,516,124

LIABILITIES
Common Stocks (Sold Short)†	$(924,730,202)	$(5,808,407)	$(64,415)	$(930,603,024)
Convertible Bonds (Sold Short)†	—	(1,102,938)	—	(1,102,938)
Exchange Traded Funds (Sold Short)	(46,398,517)	—	—	(46,398,517)
Futures Contracts*	(1,187,460)	—	—	(1,187,460)
Written Option Contracts*	(10,991)	—	—	(10,991)

Total Liabilities	$(972,327,170)	$(6,911,345)	$(64,415)	$(979,302,930)

† Please refer to the Schedule of Investments to view securities segregated by industry type.

The following is a reconciliation of assets and liabilities in which significant unobservable inputs (Level 3) were used in determining fair value:

AQR DIVERSIFIED ARBITRAGE FUND	COMMON STOCKS	CONVERTIBLE PREFERRED STOCK	CORPORATE BONDS	CONVERTIBLE BONDS	WARRANTS	SHORT COMMON STOCK
Balance as of December 31, 2010	$3,323,774	$580,905	$3,240,078	$1,864,435	$3,543,581	$—
Accrued discounts/(premiums)	—	—	(84,872)	—	—	—
Realized gain/(loss)	659,560	—	—	—	572	—
Change in unrealized appreciation/(depreciation)	(1,122,896)	278,939	(946,091)	(1,954,859)	145,933	—
Purchases	12,300,581	—	1,943,159	4,450,000	26,322	—
Sales	(1,436,891)	—	—	—	(814,095)	—
Transfers in to Level 3	—	321,648	—	12,600	81,888	(64,415)
Transfers out of Level 3	(321,648)	—	—	—	—	—

Balance as of December 31, 2011	$13,402,480	$1,181,492	$4,152,274	$4,372,176	$2,984,201	$(64,415)

The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at December 31, 2011 is $(1,122,896), $278,939, $(946,091), $(1,954,859), $20,852, and $— for common stocks, convertible preferred stock, corporate bonds, convertible bonds, warrants, and short common stock respectively.

*   Derivative instruments, including futures and forward foreign currencies exchange contracts, are valued at the unrealized appreciation (depreciation) on the instrument. Written options and credit default swap contracts are reported at market value.

178	AQR Funds	Annual Report	December 2011

Notes to Financial Statements	December 31, 2011

There were no material transfers between Levels 1 and 2 during the period.

AQR MANAGED FUTURES STRATEGY	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Money Market Funds	$—	$1,296,703,322	$—	$1,296,703,322
Forward Foreign Currency Exchange Contracts*	—	8,536,738	—	8,536,738
Total Return Swap Contracts*	—	2,005,815	—	2,005,815
Futures Contracts*	19,746,483	—	—	19,746,483

Total Assets	$19,746,483	$1,307,245,875	$—	$1,326,992,358

LIABILITIES
Total Return Swap Contracts*	$—	$(2,832,970)	$—	$(2,832,970)

Total Liabilities	$—	$(2,832,970)	$—	$(2,832,970)

There were no material transfers between Levels 1 and 2 during the period.

There were no Level 3 securities held during the period.

*	Derivative instruments, including futures, forward foreign currency exchange and total return swap contracts, are valued at the unrealized appreciation (depreciation) on the instrument.

AQR RISK PARITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Government Related Obligations	$—	$86,414,856	$—	$86,414,856
U.S. Treasury Obligations	—	60,897,612	—	60,897,612
Money Market Funds	—	219,966,974	—	219,966,974
Forward Foreign Currency Exchange Contracts*	—	1,193,754	—	1,193,754
Interest Rate Swap Contracts*	—	1,796,813	—	1,796,813
Total Return Swap Contracts*	—	3,742,233	—	3,742,233

Total Assets	$—	$374,012,242	$—	$374,012,242

LIABILITIES
Credit Default Swap Contracts*	$—	$(6,315,054)	$—	$(6,315,054)
Total Return Swap Contracts*	—	(3,575)	—	(3,575)
Futures Contracts*	(977,618)	—	—	(977,618)

Total Liabilities	$(977,618)	$(6,318,629)	$—	$(7,296,247)

*   Derivative instruments, including futures, forward foreign currency exchange, interest rate swap and total return swap contracts, are valued at the unrealized appreciation (depreciation) on the instrument. Credit default swap contracts are reported at market value.

There were no material transfers between Levels 1 and 2 during the period.

There were no Level 3 securities held during the period.

AQR Funds	Annual Report	December 2011	179

Notes to Financial Statements	December 31, 2011

AQR MULTI-STRATEGY ALTERNATIVE FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$3,946,660	$—	$—	$3,946,660
Convertible Preferred Stock†	1,401,587	—	—	1,401,587
Corporate Bonds†	—	43,021,344	—	43,021,344
Convertible Bonds†	—	65,080,867	—	65,080,867
Futures Contracts*	909,964	—	—	909,964
Total Return Swap Contracts*	—	188,631	—	188,631
Total Return Basket Swaps*	—	740,811	—	740,811

Total Assets	$6,258,211	$109,031,653	$—	$115,289,864

LIABILITIES
Common Stocks (Sold Short)†	$(63,666,436)	$—	$—	$(63,666,436)
Forward Foreign Currency Exchange Contracts*	—	(622,538)	—	(622,538)
Credit Default Swaps Contracts*	—	(198,414)	—	(198,414)
Total Return Swap Contracts*	—	(177,315)	—	(177,315)
Total Return Basket Swaps*	—	(108,302)	—	(108,302)

Total Liabilities	$(63,666,436)	$(1,106,569)	$—	$(64,773,005)

*   Derivative instruments, including futures, total return swap, equity basket swap and forward foreign currency exchange contracts, are valued at the unrealized appreciation (depreciation) on the instrument. Credit default swap contracts are reported at market value.

† Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no material transfers between Levels 1 and 2 during the period.

There were no Level 3 securities held during the period.

AQR MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$301,189,647	$—	$—	$301,189,647
Money Market Funds	—	9,163,288	—	9,163,288
Futures Contracts*	38,748	—	—	38,748

Total Assets	$301,228,395	$9,163,288	$—	$310,391,683

*   Derivative instruments, including futures contracts, are valued at the unrealized appreciation (depreciation) on the instrument.

† Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no material transfers between Levels 1 and 2 during the period.

There were no Level 3 securities held during the period.

180	AQR Funds	Annual Report	December 2011

Notes to Financial Statements	December 31, 2011

AQR SMALL CAP MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$100,369,231	$—	$—	$100,369,231
Warrants	—	—	—	—
Rights†	—	—	—	—
Money Market Funds	—	2,213,175	—	2,213,175
Futures Contracts*	16,188	—	—	16,188

Total Assets	$100,385,419	$2,213,175	$—	$102,598,594

*   Derivative instruments, including futures contracts, are valued at the unrealized appreciation (depreciation) on the instrument.

† Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no material transfers between Levels 1 and 2 during the period.

AQR INTERNATIONAL MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$12,459,958	$63,615,188	$1,073	$76,076,219
Preferred Stocks†	—	73,347	—	73,347
Exchange Traded Funds	558,253	—	—	558,253
Money Market Funds	—	2,154,873	—	2,154,873

Total Assets	$13,018,211	$65,843,408	$1,073	$78,862,692

† Please refer to the Schedule of Investments to view securities segregated by country.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

AQR INTERNATIONAL MOMENTUM FUND	COMMON STOCKS
Balance as of December 31, 2010	$—
Accrued discounts/(premiums)	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	1,073
Purchases	—
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3	—

Balance as of December 31, 2011	$1,073

There were no material transfers between Levels 1 and 2 during the period.

New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update’s adoption on the Funds’ financial statement disclosures.

AQR Funds	Annual Report	December 2011	181

Notes to Financial Statements	December 31, 2011

6. Investment Transactions

During the period ended December 31, 2011, the cost of purchases and the proceeds from sales of investments (excluding swap contracts, forward foreign currency exchange contracts, futures contracts and short-term investments) were as follows:

FUND	PURCHASES	SALES	SECURITIES SOLD SHORT	COVERS ON SECURITIES SOLD SHORT
AQR Global Equity Fund	$229,974,407	$226,925,406	$—	$—
AQR International Equity Fund	344,717,605	254,808,475	—	—
AQR Diversified Arbitrage Fund	5,234,741,675	4,184,909,979	1,993,708,778	1,574,289,246
AQR Managed Futures Strategy Fund	—	—	—	—
AQR Risk Parity Fund	185,826,682	48,026,289	—	—
AQR Multi-Strategy Alternative Fund	117,176,432	3,082,025	82,330,240	17,646,682
AQR Momentum Fund	563,203,753	368,966,924	—	—
AQR Small Cap Momentum Fund	155,300,359	104,111,867	—	—
AQR International Momentum Fund	182,626,476	151,485,903	—	—

The AQR Risk Parity Fund had purchases and sales of long-term U.S. Government obligations of $75,166,010 and $19,869,106, respectively.

7. Derivative Instruments and Hedging Activities

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The effect of such derivative instruments on the Funds’ financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations for the period ended December 31, 2011 are as follows:

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS
Equity Risk Exposure:
AQR Global Equity Fund	$2,556,092	$—	$—	$—	$248,595	$104,972	$—
AQR International Equity Fund	4,719,402	—	—	—	673,260	819,294	—
AQR Diversified Arbitrage Fund	—	—	—	10,991	754,287	—	—
AQR Managed Futures Strategy Fund	3,084,431	301,473	—	—	608,889	—	—
AQR Risk Parity Fund	746,884	82,680	—	—	179,550	48,168	—
AQR Multi-Strategy Alternative Fund	763,431	740,971	—	—	322,141	207,082	—
AQR Momentum Fund	38,748	—	—	—	—	—	—
AQR Small Cap Momentum Fund	16,188	—	—	—	—	—	—
AQR International Momentum Fund	—	—	—	—	—	—	—

Foreign Exchange Rate Risk Exposure:
AQR Global Equity Fund	—	—	1,829,949	—	—	—	2,005,746
AQR International Equity Fund	—	—	2,730,797	—	—	—	3,233,445
AQR Diversified Arbitrage Fund	—	—	1,369,086	—	—	—	429,119
AQR Managed Futures Strategy Fund	—	—	27,470,018	—	—	—	18,933,280
AQR Risk Parity Fund	—	—	1,574,383	—	—	—	380,629
AQR Multi-Strategy Alternative Fund	—	—	1,583,501	—	—	—	2,206,039
AQR International Momentum Fund	—	—	—	—	—	—	—

Interest Rate Risk Exposure:
AQR Diversified Arbitrage Fund	—	—	—	—	433,173	—	—
AQR Managed Futures Strategy Fund	9,840,409	1,279,338	—	—	912,927	—	—
AQR Risk Parity Fund	20,202	7,369,562	—	—	—	1,865,028	—
AQR Multi-Strategy Alternative Fund	398,638	245,686	—	—	154,919	57,055	—

182	AQR Funds	Annual Report	December 2011

Notes to Financial Statements	December 31, 2011

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED APPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS AT MARKET VALUE	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED DEPRECIATION ON FORWARD CURRENCY EXCHANGE CONTRACTS

Credit Risk Exposure:
AQR Diversified Arbitrage Fund	$—	$10,348,073	$—	$—	$—	$—	$—
AQR Risk Parity Fund	—	1,283,450	—	—	—	7,598,504	—
AQR Multi-Strategy Alternative Fund	—	—	—	—	—	198,414	—

Commodity Exposure:
AQR Managed Futures Strategy Fund	19,201,755	1,263,878	—	—	10,858,296	3,671,844	—
AQR Risk Parity Fund	1,420,148	—	—	—	2,985,302	3,575	—
AQR Multi-Strategy Alternative Fund	1,119,975	3,187	—	—	895,020	81,882	—

Netting:
AQR Global Equity Fund	(248,595)	—	(1,829,949)	—	(248,595)	—	(1,829,949)
AQR International Equity Fund	(673,260)	—	(2,730,797)	—	(673,260)	—	(2,730,797)
AQR Diversified Arbitrage Fund	—	—	(429,119)	—	—	—	(429,119)
AQR Managed Futures Strategy Fund	(12,380,112)	(2,844,689)	(18,933,280)	—	(12,380,112)	(2,844,689)	(18,933,280)
AQR Risk Parity Fund	(2,187,234)	(8,735,692)	(380,629)	—	(2,187,234)	(8,735,692)	(380,629)
AQR Multi-Strategy Alternative Fund	(1,372,080)	(544,433)	(1,583,501)	—	(1,372,080)	(544,433)	(1,583,501)
AQR Momentum Fund	—	—	—	—	—	—	—
AQR Small Cap Momentum Fund	—	—	—	—	—	—	—
AQR International Momentum Fund	—	—	—	—	—	—	—

Net Fair Value of Derivative Contracts:
AQR Global Equity Fund	2,307,497	—	—	—	—	104,972	175,797
AQR International Equity Fund	4,046,142	—	—	—	—	819,294	502,648
AQR Diversified Arbitrage Fund	—	10,348,073	939,967	10,991	1,187,460	—	—
AQR Managed Futures Strategy Fund	19,746,483	—	8,536,738	—	—	827,155	—
AQR Risk Parity Fund	—	—	1,193,754	—	977,618	779,583	—
AQR Multi-Strategy Alternative Fund	909,964	445,411	—	—	—	—	622,538
AQR Momentum Fund	38,748	—	—	—	—	—	—
AQR Small Cap Momentum Fund	16,188	—	—	—	—	—	—
AQR International Momentum Fund	—	—	—	—	—	—	—
The following is the effect of Derivative Instruments on the Statements of Operations for the period ended December 31, 2011:

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS				NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS*	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS*	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS
Equity Risk Exposure:
AQR Global Equity Fund	$(9,506,900)	$6,655,849	$—	$—	$2,875,365	$(598,500)	$—	$—
AQR International Equity Fund	(16,835,104)	4,549,756	—	—	5,304,818	(1,259,017)	—	—
AQR Diversified Arbitrage Fund	(4,553,964)	—	—	3,905,864	1,351,686	—	—	272,061
AQR Managed Futures Strategy Fund	(85,984,073)	(5,225,489)	—	—	(270,332)	(968,712)	—	—
AQR Risk Parity Fund	(4,702,570)	(943,426)	—	—	499,656	143,905	—	—
AQR Multi-Strategy Alternative Fund	(46,840)	(1,094,381)	—	—	441,290	533,889	—	—
AQR Momentum Fund	(644,981)	—	—	—	40,182	—	—	—
AQR Small Cap Momentum Fund	(522,699)	—	—	—	27,497	—	—	—
AQR International Momentum Fund	—	7,848	—	—	—	(72,399)	—	—

AQR Funds	Annual Report	December 2011	183

Notes to Financial Statements	December 31, 2011

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS				NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS*	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS*	FORWARD CURRENCY EXCHANGE CONTRACTS	WRITTEN OPTIONS

Foreign Exchange Rate Risk Exposure:
AQR Global Equity Fund	$—	$—	$(7,081,866)	$—	$—	$—	$(2,466,542)	$—
AQR International Equity Fund	—	—	(10,271,626)	—	—	—	(5,071,763)	—
AQR Diversified Arbitrage Fund	—	—	(1,018,934)	—	—	—	1,226,432	—
AQR Managed Futures Strategy Fund	—	—	(54,819,534)	—	(166,314)	—	2,289,329	—
AQR Risk Parity Fund	—	—	728,764	—	—	—	1,148,132	—
AQR Multi-Strategy Alternative Fund	—	—	(3,663,069)	—	—	—	(622,538)	—
AQR International Momentum Fund	—	—	(260,164)	—	—	—	(10,442)	—

Interest Rate Risk Exposure:
AQR Diversified Arbitrage Fund	(6,516,651)	—	—	—	(1,993,199)	—	—	—
AQR Managed Futures Strategy Fund	88,732,302	9,360,378	—	—	8,653,428	1,339,924	—	—
AQR Risk Parity Fund	501,359	10,197,689	—	—	14,084	5,614,131	—	—
AQR Multi-Strategy Alternative Fund	1,342,690	19,951	—	—	243,719	188,631	—	—

Credit Risk Exposure:
AQR Diversified Arbitrage Fund	—	4,520,901	—	—	—	(1,540,741)	—	—
AQR Risk Parity Fund	—	(3,795,375)	—	—	—	2,260,474	—	—
AQR Multi-Strategy Alternative Fund	—	(94,195)	—	—	—	55,043	—	—

Commodity Exposure:
AQR Managed Futures Strategy Fund	(33,054,440)	4,669,543	—	—	742,544	(4,475,693)	—	—
AQR Risk Parity Fund	(2,640,972)	(33,790)	—	—	(1,851,536)	(3,575)	—	—
AQR Multi-Strategy Alternative Fund	104,460	54,526	—	—	224,955	(78,695)	—	—

*	Swaps and swaps on futures are consolidated for financial reporting purposes.

For swaps, futures and forward foreign currency contracts, the Funds may be required to post collateral if a Fund is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate the position if a Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

As of December 31, 2011, the following Funds had net liability positions:

FUND	DERIVATIVES IN NET LIABILITY POSITION	COLLATERAL POSTED
AQR Risk Parity Fund	$(563,447)	$27,879,156

For the period ended December 31, 2011, the quarterly average values of the derivatives held by the Funds were as follows:

FUND	SWAP CONTRACTS (NOTIONAL VALUE)	FUTURES CONTRACTS	WRITTEN OPTION CONTRACTS	FOREIGN FORWARD CURRENCY CONTRACTS
AQR Global Equity Fund	$23,184,431	$153,391,696	$—	$352,254,451
AQR International Equity Fund	27,901,287	210,452,029	—	537,383,739

184	AQR Funds	Annual Report	December 2011

Notes to Financial Statements	December 31, 2011

FUND	SWAP CONTRACTS (NOTIONAL VALUE)*	FUTURES CONTRACTS*	WRITTEN OPTION CONTRACTS*	FOREIGN FORWARD CURRENCY CONTRACTS*
AQR Diversified Arbitrage Fund	$137,575,000	$365,382,983	$274,416	$110,915,121
AQR Managed Futures Strategy Fund	690,962,454	5,398,659,991	—	4,024,009,764
AQR Risk Parity Fund	526,979,635	103,812,192	—	128,175,908
AQR Multi-Strategy Alternative Fund**	23,920,228	187,825,289		132,151,064
AQR Momentum Fund	—	2,519,156	—	—
AQR Small Cap Momentum Fund	—	993,378	—	—
AQR International Momentum Fund	110,997	—	—	777,453

*	Values as of each quarter end are used to calculate the average represented.
**	For the period July 8, 2011 (commencement of operations) to December 31, 2011.

The Funds’ derivative contracts held at December 31, 2011, are not accounted for as hedging instruments under GAAP.

8. Investment Advisory and Other Agreements

The Adviser serves as the investment adviser to each of the Funds pursuant to an Investment Advisory Agreement, dated December 4, 2008, as amended from time to time, or an Investment Management Agreement, dated June 10, 2010, as amended from time to time, entered into by the Trust, on behalf of the Funds (together, the “Advisory Agreement”). Under the Advisory Agreement, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for the Funds, and manages the Funds’ investments in accordance with the stated policies of each Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution. The Adviser provides persons satisfactory to the Trustees to serve as officers of the Funds. Pursuant to the Advisory Agreement, the Funds pay the Adviser a management fee calculated on the average daily net assets for each Fund, in the annual ratios below:

FUND	RATIO
AQR Global Equity Fund	0.40%
AQR International Equity Fund	0.45
AQR Diversified Arbitrage Fund	1.00
AQR Managed Futures Strategy Fund	1.05
AQR Risk Parity Fund	0.75	*
AQR Multi-Strategy Alternative Fund	1.85	**
AQR Momentum Fund	0.25
AQR Small Cap Momentum Fund	0.35
AQR International Momentum Fund	0.35

*	The AQR Risk Parity Fund Advisory Fee is based on the following two tier structure. The first tier charges 0.75% on the first $1 billion dollars of net assets and the second tier charges 0.70% on net assets in excess of $1 billion dollars.
**	The AQR Multi-Strategy Alternative Fund Advisory Fee is based on the following two tier structure. The first tier charges 1.85% on the first $1 billion dollars of net assets and the second tier charges 1.80% on net assets in excess of $1 billion dollars

The Trust and the Adviser have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Adviser has agreed to waive its fee and/or reimburse each Fund at least through May 1, 2012 (May 1, 2013 for AQR Multi-Strategy Alternative Fund). The Adviser has agreed to waive and/or reimburse each Fund to the extent that the total annual fund operating expense ratios (including the consolidated expenses of the Subsidiaries), exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend and interest expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND CLASS	RATIO
AQR Global Equity Fund — Class I	0.90%
AQR Global Equity Fund — Class N	1.20
AQR International Equity Fund — Class I	0.95

AQR Funds	Annual Report	December 2011	185

Notes to Financial Statements	December 31, 2011

FUND CLASS	RATIO
AQR International Equity Fund — Class N	1.25%
AQR Diversified Arbitrage Fund — Class I	1.20
AQR Diversified Arbitrage Fund — Class N	1.50
AQR Managed Futures Strategy Fund — Class I	1.25
AQR Managed Futures Strategy Fund — Class N	1.50
AQR Risk Parity Fund — Class I	0.95
AQR Risk Parity Fund — Class N	1.20
AQR Multi-Strategy Alternative Fund — Class I	1.98
AQR Multi-Strategy Alternative Fund — Class N	2.23
AQR Momentum Fund — Class L	0.49
AQR Small Cap Momentum Fund — Class L	0.65
AQR International Momentum Fund — Class L	0.65

The Trust and the Adviser had previously entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Adviser had agreed to waive its fee and/or reimburse each Fund from January 1, 2011 through May 1, 2011 for AQR Global Equity Fund and AQR International Equity Fund. The Adviser had agreed to waive and/or reimburse the Funds to the extent that the total annual fund operating expense ratios exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND CLASS	RATIO
AQR Global Equity Fund — Class I	1.05%
AQR Global Equity Fund — Class N	1.35
AQR International Equity Fund — Class I	1.15
AQR International Equity Fund — Class N	1.45

The Trust, in turn, agreed that the Funds will repay the fee waiver/expense reimbursement to the Adviser. Such repayment shall be made only out of the class of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the applicable ratios when the waiver was generated. A repayment shall be payable only to the extent it can be made during the thirty six months following the applicable period during which the Adviser waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement.

For the period ended December 31, 2011, the amounts waived and reimbursed by the Adviser, as well as the amounts available for potential future recoupment by the Adviser and the expiration schedule at December 31, 2011 are as follows:

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED DECEMBER 31, 2011	TOTAL POTENTIAL RECOUPMENT AMOUNT	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31
			2012	2013		2014

AQR GLOBAL EQUITY FUND
Class I	$30,212	$30,212	$—	$—		$30,212
Class N	31,920	31,920	—	—		31,920
Class Y	—	287,811	—	287,811	**	—

Totals	$62,132	$349,943	$—	$287,811		$62,132

186	AQR Funds	Annual Report	December 2011

Notes to Financial Statements	December 31, 2011

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED DECEMBER 31, 2011	TOTAL POTENTIAL RECOUPMENT AMOUNT	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31
			2012		2013		2014

AQR INTERNATIONAL EQUITY FUND
Class I	$—	$68,908	$8,330		$60,578		$—
Class N	11,477	32,597	1,375		19,745		11,477
Class Y	—	488,290	242,140	*	246,150	**	—

Totals	$11,477	$589,795	$251,845		$326,473		$11,477

AQR DIVERSIFIED ARBITRAGE FUND
Class I	$1,027,719	$1,459,622	$302,711	*	$129,192		$1,027,719
Class N	143,153	452,274	202,927		106,194		143,153

Totals	$1,170,872	$1,911,896	$505,638		$235,386		$1,170,872

AQR MANAGED FUTURES STRATEGY FUND
Class I	$430,511	$474,078	$—		$43,567		$430,511
Class N	307,475	360,458	—		52,983		307,475

Totals	$737,986	$834,536	$—		$96,550		$737,986

AQR RISK PARITY FUND
Class I	$145,154	$214,135	$—		$68,981		$145,154
Class N	96,564	161,166	—		64,602		96,564

Totals	$241,718	$375,301	$—		$133,583		$241,718

AQR MULTI-STRATEGY ALTERNATIVE FUND
Class I	$322,982	$322,982	$—		$—		$322,982
Class N	59,491	59,491	—		—		59,491

Totals	$382,473	$382,473	$—		$—		$382,473

AQR MOMENTUM FUND
Class L	$418,356	$708,674	$125,259		$165,059		$418,356

AQR SMALL CAP MOMENTUM FUND
Class L	$171,630	$464,795	$124,592		$168,573		$171,630

AQR INTERNATIONAL MOMENTUM FUND
Class L	$230,607	$618,333	$121,539		$266,187		$230,607

*	The Adviser has agreed to forgo future recoupments pertaining to Shareholder Servicing Fee Waivers expiring on December 31, 2012 of $281,012 and $20,131 for the AQR International Equity Fund and AQR Diversified Arbitrage Fund, respectively.
**	The Adviser has agreed to forgo future recoupments incurred in the current period pertaining to Shareholder Servicing Fee Waivers expiring on December 31, 2013 of $447,840 and $429,010 for the AQR Global Equity Fund and AQR International Equity Fund, respectively.

AQR Funds	Annual Report	December 2011	187

Notes to Financial Statements	December 31, 2011

Pursuant to the Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust, the Adviser will pay the Sub-Adviser an annual fee, payable monthly, at the annual rate of 1.00% and 0.35% of the average daily net assets for AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund, respectively.

A service provider contributed capital in the amount of $354,026 into the AQR Risk Parity Fund to compensate the Fund for a loss incurred due to a valuation error. The impact of this contribution increased the Fund’s total return by 0.21%.

The Adviser contributed capital in the amount of $208,438 into the AQR Multi-Strategy Alternative Fund to compensate the Fund for a loss incurred due to a trade processing error. The impact of the Adviser’s contribution increased the Fund’s total return by 0.14%.

J.P. Morgan Investor Services Co., serves as the Funds’ Administrator and Accounting Agent and JPMorgan Chase Bank, N.A., serves as Custodian.

ALPS Fund Services, Inc. serves as the Funds’ Transfer Agent, and ALPS Distributors, Inc. serves as the Funds’ Distributor. Fees incurred by the Funds for sub-transfer agency services for the period ended December 31, 2011, were as follows:

FUND CLASS	AMOUNT
AQR Global Equity Fund — Class I	$472
AQR Global Equity Fund — Class N	504
AQR International Equity Fund — Class I	60,809
AQR International Equity Fund — Class N	100
AQR Diversified Arbitrage Fund — Class I	1,430,848
AQR Diversified Arbitrage Fund — Class N	499,366
AQR Managed Futures Strategy Fund — Class I	780,857
AQR Managed Futures Strategy Fund — Class N	434,918
AQR Risk Parity Fund — Class I	55,159
AQR Risk Parity Fund — Class N	35,442
AQR Multi-Strategy Alternative Fund — Class I	34,426
AQR Multi-Strategy Alternative Fund — Class N	7,781
AQR Momentum Fund — Class L	262,995
AQR Small Cap Momentum Fund — Class L	79,012
AQR International Momentum Fund — Class L	72,147

9. Distribution and Service Plans

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Funds, as applicable. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Funds, as applicable.

Pursuant to the Shareholder Services Agreement, between the Trust (excluding the AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund and AQR Multi-Strategy Alternative Fund) and the Adviser, the Adviser receives an annual fee (the “Shareholder Services Fee”), payable monthly, at the annual rate of 0.30%, 0.35%, and 0.15% of the average daily net assets of the Class I, Class N and Class L shares, respectively. The Adviser also provides a wide range of services to the Funds and their shareholders under a separate Shareholder Services Agreement. These services include, among others, access to performance information reporting, analysis and explanations of Fund reports as well as electronic access to Fund information. In addition, the Adviser may, from time to time, compensate third parties (including financial intermediaries) from the fees the Adviser receives under the Shareholder Services Agreement for non-distribution shareholder services such third parties provide to clients or

188	AQR Funds	Annual Report	December 2011

Notes to Financial Statements	December 31, 2011

customers that are shareholders of the Funds. Fees incurred by the Funds under the Plan and/or the shareholder services agreement for the period ended December 31, 2011, were as follows:

FUND CLASS	AMOUNT
AQR Global Equity Fund — Class I	$8,479
AQR Global Equity Fund — Class N	5,721
AQR International Equity Fund — Class I	389,888
AQR International Equity Fund — Class N	4,809
AQR Momentum Fund — Class L	353,125
AQR Small Cap Momentum Fund — Class L	132,225
AQR International Momentum Fund — Class L	112,356

10. Purchases and Redemption of Shares

Investors may purchase shares of a Fund at their net asset value (“NAV”), based on the next calculation of the NAV after the order is placed. Neither the Fund nor the distributor charges a sales charge or other transaction fee to purchase shares, although other institutions may impose transaction fees on shares purchased through them. The AQR Global Equity and AQR International Equity Funds’ Class Y shares charge subscription and redemption fees of 0.10% each, regardless of the period such shares may have been held. Prior to May 1, 2011, the Funds (excluding AQR Diversified Arbitrage Fund) reserved the right to charge a redemption fee on redemption proceeds for shares that were held for less than 60 days. Effective May 1, 2011, this fee was eliminated for Classes I, N and L.

11. In-Kind Transactions

Effective January 1, 2010, the AQR Global Equity Fund acquired substantially all of the assets and liabilities of three privately offered funds (“Private Funds”) managed by the Adviser in exchange for Class Y shares of the Fund. This transaction was structured to qualify as a tax-free reorganization under the Code. The investment portfolios of the Private Funds, with a fair value of $369,372,153 and identified cost of $335,420,940 as of the date of the reorganization, was the principal asset acquired by the Fund. For financial statement purposes, assets received and shares issued by the Fund were recorded at fair value, and the Fund recorded the cost of such investments at their historical cost as recorded by the Private Funds. The cost basis of the investments received from the Private Funds was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable for tax purposes. The net assets of the Private Funds at the date of acquisition were $370,340,997, including unrealized appreciation of $33,351,345. The net assets of the AQR Global Equity Fund immediately after the reorganization was $370,340,997. The Fund had no net assets or liabilities prior to the reorganization.

12. Risks and Concentrations

By using derivative instruments, the Funds are exposed to the counterparty’s credit risk, the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Funds’ exposure to credit risk associated with counterparty non-performance is limited to the unrealized gains inherent in such transactions that are recognized in the Statements of Assets and Liabilities. The Funds minimize counterparty credit risk through credit limits and approvals, credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. companies.

Swap agreements involve, to varying degrees, elements of market risk (generally equity price risk related to equity index swap agreements, interest rate risk related to bond swap agreements and commodity risk related to synthetic swap agreements utilizing futures) and exposure to loss in excess of the amount reflected on the Statements of Assets and

AQR Funds	Annual Report	December 2011	189

Notes to Financial Statements	December 31, 2011

Liabilities. The notional amounts, which are disclosed as of period end in the swap tables included in the Schedules of Investments, reflect the current investment exposure each Fund has under the swap agreement which may exceed the net asset value of the Fund.

The Funds are not limited in the percentage of its assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price,” which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Funds’ portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Credit risk is the risk that one or more securities in the Funds’ portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Funds’ investments in convertible and nonconvertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Funds’ net asset value or dividends.

As of December 31, 2011, a substantial portion of the AQR Global Equity, AQR International Equity and AQR International Momentum Funds’ net assets consisted of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of December 31, 2011, the AQR Diversified Arbitrage Fund and AQR Multi-Strategy Alternative Fund pledged a substantial portion of their assets for securities sold short to JP Morgan Chase Bank N.A.

13. Line of Credit

The Trust (excluding the AQR Managed Futures Strategy Fund and AQR Risk Parity Fund) has secured a committed, $150,000,000 line of credit with JPMorgan Chase Bank, N.A. Borrowings, if any, under this arrangement bear interest at the Federal Funds Rate plus the sum of (a) 1.5% per annum plus (b) if the LIBOR Reference Rate exceeds the Federal Funds Rate, the amount of such excess, which shall be paid quarterly. The maximum loan amount outstanding per Fund will be the lesser of an amount which does not exceed the borrowing limits set forth in the Fund’s Prospectus and/or Registration Statement and does not cause the Asset Coverage Ratio for all borrowings to drop below 500%. The agreement is subject to an annual commitment fee which is payable in arrears on a quarterly basis. This line of credit expires on March 16, 2012. It is Management’s intention to enter into an agreement with similar terms through 2012. As of and for the period ended December 31, 2011, the Funds did not have any outstanding borrowings under this agreement.

14. Principal Ownership

As of December 31, 2011, the Funds had individual shareholder accounts, owning more than 5% of the total shares outstanding of the Fund as follows:

FUND	NUMBER OF SHAREHOLDERS	TOTAL PERCENTAGE INTEREST HELD
AQR Global Equity Fund	3	92.54%
AQR International Equity Fund	4	68.93%
AQR Risk Parity Fund	3	30.26%

190	AQR Funds	Annual Report	December 2011

Notes to Financial Statements	December 31, 2011

FUND	NUMBER OF SHAREHOLDERS	TOTAL PERCENTAGE INTEREST HELD
AQR Multi-Strategy Alternative Fund	1	5.38%
AQR Momentum Fund	1	27.22%

15. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that would require accrual or disclosure.

AQR Funds	Annual Report	December 2011	191

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AQR Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AQR Global Equity Fund, AQR International Equity Fund, AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund, AQR Risk Parity Fund, AQR Multi-Strategy Alternative Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund and AQR International Momentum Fund (nine of the portfolios constituting AQR Funds, hereinafter referred to as the “Funds”) at December 31, 2011, and the results of each of their operations, the changes in each of their net assets, the cash flows of AQR Diversified Arbitrage Fund and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and the application of alternative procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2012

192	AQR Funds	Annual Report	December 2011

Other Federal Tax Information (Unaudited)

For the year ended December 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum allowable as taxed at the 15% rate. The following represents the percentage of ordinary income distributions treated as qualifying dividends:

FUND	PERCENTAGE
AQR Global Equity Fund	86.67%
AQR International Equity Fund	63.59%
AQR Diversified Arbitrage Fund	17.46%
AQR Multi-Strategy Alternative Fund	2.66%
AQR Momentum Fund	100.00%
AQR Small Cap Momentum Fund	87.10%
AQR International Momentum Fund	65.20%

For the taxable year ended December 31, 2011, the following percentages of income dividends paid by the Fund qualify for the 70% dividends received deductions available to corporations:

FUND	PERCENTAGE
AQR Global Equity Fund	31.98%
AQR Diversified Arbitrage Fund	13.45%
AQR Momentum Fund	91.29%
AQR Small Cap Momentum Fund	34.52%

The Funds designate the following amounts, or the maximum allowable under the Internal Revenue Code, as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

FUND	TOTAL
AQR Global Equity Fund	$1,505,593
AQR International Equity Fund	$2,328,515
AQR Managed Futures Strategy Fund	$342,818
AQR Risk Parity Fund	$87,996
AQR Momentum Fund	$231,091
AQR Small Cap Momentum Fund	$266,614

Certain Funds have derived net income from sources within foreign countries. As of December 31, 2011, the foreign source income for each Fund was as follows:

FUND	TOTAL	PER SHARE
AQR International Equity Fund	$16,065,241	$0.2919
AQR International Momentum Fund	$2,211,074	$0.9426

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of December 31, 2011, the foreign tax credit for each Fund was as follows:

FUND	TOTAL	PER SHARE
AQR International Equity Fund	$303,303	$0.0055
AQR International Momentum Fund	$90,731	$0.0130

AQR Funds	Annual Report	December 2011	193

Fund Expense Examples (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid for the Period Ended 12/31/11” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/11	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/11

AQR Global Equity Fund

Class I
Actual Return	$1,000.00	$ 874.20	0.95%	$4.49
Hypothetical Return	$1,000.00	$1,020.42	0.95%	$4.84

Class N
Actual Return	$1,000.00	$ 871.70	1.26%	$5.94
Hypothetical Return	$1,000.00	$1,018.85	1.26%	$6.41

Class Y
Actual Return	$1,000.00	$ 875.70	0.52%	$2.46
Hypothetical Return	$1,000.00	$1,022.58	0.52%	$2.65

AQR International Equity Fund

Class I
Actual Return	$1,000.00	$ 795.20	0.93%	$4.21
Hypothetical Return	$1,000.00	$1,020.52	0.93%	$4.74

Class N
Actual Return	$1,000.00	$ 794.20	1.33%	$6.01
Hypothetical Return	$1,000.00	$1,018.50	1.33%	$6.77

Class Y
Actual Return	$1,000.00	$ 797.70	0.57%	$2.58
Hypothetical Return	$1,000.00	$1,022.33	0.57%	$2.91

194	AQR Funds	Annual Report	December 2011

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 12/31/11	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 12/31/11

AQR Diversified Arbitrage Fund

Class I
Actual Return	$1,000.00	$1,002.70	1.21%	$6.11
Hypothetical Return	$1,000.00	$1,019.11	1.21%	$6.16

Class N
Actual Return	$1,000.00	$1,001.40	1.51%	$7.62
Hypothetical Return	$1,000.00	$1,017.59	1.51%	$7.68

AQR Managed Futures Strategy Fund

Class I
Actual Return	$1,000.00	$ 973.10	1.25%	$6.22
Hypothetical Return	$1,000.00	$1,018.90	1.25%	$6.36

Class N
Actual Return	$1,000.00	$ 972.00	1.50%	$7.46
Hypothetical Return	$1,000.00	$1,017.64	1.50%	$7.63
AQR Risk Parity Fund

Class I
Actual Return	$1,000.00	$ 993.60	0.95%	$4.77
Hypothetical Return	$1,000.00	$1,020.42	0.95%	$4.84

Class N
Actual Return	$1,000.00	$ 992.30	1.20%	$6.03
Hypothetical Return	$1,000.00	$1,019.16	1.20%	$6.11

AQR Multi-Strategy Alternative Fund

Class I (1)	07/18/11
Actual Return	$1,000.00	$ 974.30	1.98%	$9.85	(a)
Hypothetical Return	$1,000.00	$1,015.22	1.98%	$10.06

Class N (1)	07/18/11
Actual Return	$1,000.00	$ 972.70	2.23%	$11.09	(a)
Hypothetical Return	$1,000.00	$1,013.96	2.23%	$11.32

AQR Momentum Fund

Class L
Actual Return	$1,000.00	$ 917.10	0.49%	$2.37
Hypothetical Return	$1,000.00	$1,022.74	0.49%	$2.50

AQR Small Cap Momentum Fund

Class L
Actual Return	$1,000.00	$ 898.20	0.65%	$3.11
Hypothetical Return	$1,000.00	$1,021.93	0.65%	$3.31

AQR International Momentum Fund

Class L
Actual Return	$1,000.00	$ 814.00	0.65%	$2.97
Hypothetical Return	$1,000.00	$1,021.93	0.65%	$3.31

(1)	Commencement of operations was July 18, 2011,
(a)	Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 167/365 (to reflect the period since commencement of operations)

AQR Funds	Annual Report	December 2011	195

Fund Expense Examples (Unaudited)

Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period unless stated otherwise).

196	AQR Funds	Annual Report	December 2011

Trustees and Officers (Unaudited)	December 31, 2011

Listed in the chart below is basic information regarding the Trustees and Officers of the Trust. The address of each Officer and Trustee is Two Greenwich Plaza, 3rd Floor, Greenwich CT 06830.

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Disinterested Trustees[2]
Timothy K. Armour, 1948	Chairman of the Board since 2010 and Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (2009 to 2010); Managing Director, Morningstar Inc. (2000 to 2008).	14	Janus Capital Group (since 2008); ETF Securities (since 2010); AARP Services, Inc. (since 2008)

L. Joe Moravy, 1950	Trustee, since 2008	Managing Director, Finance Scholars Group (since 2010) (consulting firm); Managing Director, LJM Advisory (2008-2010) (consulting firm); Partner, Ernst & Young LLP (2002 to 2008).	14	N/A

William L. Atwell, 1950	Trustee, since 2011	President (International), CIGNA (since 2008) (financial services); Managing Director, Atwell Associates LLC (2006 to 2008) (financial services)	14	USI Holdings Corporation (2006 to 2007)

Gregg D. Behrens, 1952	Trustee, since 2011	Governor, Iowa State University Foundation (since 2004); Executive Vice President, Northern Trust Company (1980 to 2009) (financial services)	14	None

Brian Posner, 1961	Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting and advisory services); President and Chief Executive Officer, ClearBridge Advisors LLC (2005 to 2008) (financial services)	14	Biogen Idec (since 2008); Arch Capital Group (since 2010); RiverPark Funds (since 2010)
Interested Trustee[3]
David Kabiller, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	14	N/A
Officers
Marco Hanig, 1958	Chief Executive Officer, since 2009; President, since 2008	Vice President, AQR Capital Management, LLC (since 2008); prior thereto, Principal, William Blair & Company, L.L.C. (1999 to 2007).	N/A	N/A

AQR Funds	Annual Report	December 2011	197

Trustees and Officers (Unaudited)	December 31, 2011

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)

Abdon Bolivar, 1965	Chief Compliance Officer, since 2008	Chief Compliance Officer, AQR Capital Management, LLC (since 2002).	N/A	N/A

Nir Messafi, 1975	Chief Financial Officer, since 2010; Vice President, since 2009; Treasurer from 2009 to 2010	Vice President, AQR Capital Management, LLC (since 2003).	N/A	N/A

Aaron Masek, 1974	Vice President and Treasurer, since 2010	Vice President, AQR
Capital Management, LLC
(since 2010); prior thereto
Audit Manager, Cohen
Fund Audit Services, Ltd.
(2008 to 2009); prior
thereto Senior Vice
President, Citi Fund
Services Ohio, Inc. (1996
		to 2008)	N/A	N/A

Bradley Asness, 1969	Vice President and Chief Legal Officer, since 2009	Principal and Chief Legal Officer, AQR Capital Management, LLC (since 1998).	N/A	N/A

Brendan R. Kalb, 1975	Executive Vice President, since 2009; Secretary, since 2008	General Counsel, AQR Capital Management, LLC (since 2004).	N/A	N/A

Nicole DonVito, 1979	Vice President, since 2009	Vice President, AQR Capital Management, LLC (since 2007), prior thereto, Associate, Schulte Roth & Zabel LLP (2006 to 2007); prior thereto, Associate Dewey & LeBoeuf LLP (2004 to 2006).	N/A	N/A

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust.
(2)	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(3)	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller is an interested person of the Trust because of his position with the Adviser.

198	AQR Funds	Annual Report	December 2011

Board Approval of Investment Management Agreement (Unaudited)

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of the AQR Funds (the “Trust”) met in person on May 18, 2011, to consider the approval of the investment management agreement (the “Investment Management Agreement”) between the Trust, on behalf of the AQR Multi-Strategy Alternative Fund (the “Fund”), and AQR Capital Management, LLC (“AQR”) and the approval of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and among the Trust, on behalf of the Fund, AQR and CNH Partners, LLC (“CNH” or the “Sub-Adviser”). In accordance with Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), the Board requested, reviewed, and considered materials furnished by AQR and CNH relevant to the Board’s consideration of whether to approve the Investment Management Agreement and Sub-Advisory Agreement. These materials included (a) memoranda and materials prepared by AQR, describing personnel and services to be provided to the Fund; (b) performance information for strategies and model portfolios relevant to the consideration of the Investment Management Agreement and Sub-Advisory Agreement; (c) information independently compiled and prepared by Lipper, Inc. (“Lipper”) relating to the proposed Fund’s fees and expenses; (d) a discussion of the financial statements of AQR and CNH; and (e) a discussion of the compliance programs of AQR and CNH and regulatory exam histories of each. AQR and the Sub-Advisor are referred to herein as the “Adviser,” as applicable. The Investment Management Agreement and the Sub-Advisory Agreement are referred to herein as the “Management Agreement,” as applicable.

At the in person meeting held on May 18, 2011, the Board, including the Board Members who are not “interested persons” as defined in the 1940 Act (the “Independent Board Members”), unanimously approved the Investment Management Agreement and Sub-Advisory Agreement for an initial two-year period. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by the Adviser; (b) the investment performance of the Adviser’s portfolio management; (c) the management fee and the cost of the services and profits to be realized by the Adviser from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to the Adviser and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Management Agreement:

The nature, extent and quality of the services to be provided by the Adviser. The Board Members reviewed the services that the Adviser would provide to the Fund under the Management Agreement. The Board considered the size and experience of the Adviser’s staff, its use of technology, and the Fund’s investment objective, strategy and process. The Board reviewed the overall qualifications of the Adviser as an investment adviser. In connection with the investment advisory services to be provided to the Fund, the Board Members took into account detailed discussions they had with officers of the Adviser regarding the management of the Fund’s investments in accordance with the Fund’s stated investment objective and policies and the types of transactions that would be entered into on behalf of the Fund. During these discussions, the Board Members asked detailed questions of, and received answers from, the officers of the Adviser regarding the formulation and proposed implementation of the Fund’s investment strategy its efficacy and potential risks. The Board considered information about how portfolio managers are compensated by the Adviser.

In addition to the investment advisory services to be provided to the Fund, the Board Members considered that AQR also will provide shareholder and administrative services, has responsibility for overseeing CNH with respect to the Fund, oversight of Fund accounting, marketing services, and provides assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In particular, the Board reviewed the compliance and administrative services to be provided to the Fund by AQR. The Board also reviewed a wide range of services to be provided to certain of the Fund’s shareholders under a shareholder services agreement between the Trust, on behalf of the Fund, and AQR. These services include providing information and services to Fund shareholders, including professional and informative reporting, access to analysis and explanations of Fund reports, and electronic access to Fund information.

Finally, the Independent Board Members had an opportunity to meet outside the presence of management in executive session separately with counsel to discuss and consider the Management Agreement. Based on the presentations at the May 18, 2011, Board meeting, the Board concluded that the services to be provided to the Fund by AQR pursuant to the Management Agreement were likely to be of a high quality and would benefit the Fund.

AQR Funds	Annual Report	December 2011	199

Board Approval of Investment Management Agreement (Unaudited)

Investment Performance of the Adviser’s Portfolio Management. Because the Fund is newly formed, the Board did not consider the investment performance of the Fund. The Board based its review of the Adviser’s performance primarily on the experience of the Adviser in managing other registered investment companies and private funds, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the Fund. The Board reviewed performance information for strategies and model portfolios similar to that of the Fund. The Board also considered the experience, resources and strengths of the Adviser and its affiliates with respect to the investment strategies proposed for the Fund. Based on these factors, the Board Members determined that AQR would be an appropriate investment adviser for the Fund and that CNH would be an appropriate sub-adviser for the Fund.

The Management Fee and the Cost of the Services and Profits to be Realized by the Adviser from the Relationship with the Fund. The Board, including the Independent Board Members, received and reviewed information regarding the management fees to be paid by the Fund to the Adviser pursuant to the Management Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided to the Fund.

To assist in this analysis, the Board received a report independently prepared by Lipper. The report showed comparative fee information for the Fund’s expense group and expense universe, including expense comparisons of contractual management fees and actual total operating expenses. The Board noted that breakpoints are part of the Fund’s proposed management fee rate and that the proposed management fee rate would decrease as the Fund increases in size.

The Board also received and reviewed information regarding the profitability of the Adviser with respect to Fund-related activities. The Board took into consideration the Adviser’s profits from the management of other private accounts. The Board also reviewed the Adviser’s methodology of determining profitability. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board reviewed the Adviser’s unaudited financial statements. The purpose of the review was to help the Independent Board Members determine whether the firm has the necessary resources to continue to provide high quality services to the Funds and attract and retain high quality employees.

The Board concluded that the management fee is reasonable. The Board concluded that the sub-advisory fee for the Fund is reasonable.

Economies of Scale. Because the Fund is newly formed and had not commenced operations as of May 18, 2011, and the eventual aggregate amount of Fund assets was uncertain, the Adviser was not able to provide the Board members with specific information concerning the extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale, if any. The Board noted that the Fund does have breakpoints in its management fee that would allow investors to benefit directly in the form of lower fees as Fund assets grow. However, the Adviser presented information to show that the fees were set at a level that is competitive relative to funds of a larger scale. The Board considered that the funds in the AQR fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered the Adviser’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall-out” benefits that the Adviser or its affiliates may derive from its relationship with the Fund, both tangible and intangible. The Board also received information regarding the Adviser’s brokerage and soft dollar practices. The Board considered that the Adviser is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and best execution, and aggregation and allocation of trade orders among the firms’ various advisory clients. The Board noted that the Adviser does not presently intend to make use of soft dollars to acquire third-party research.

Conclusion. Counsel advised the Board concerning the statutory and regulatory requirements for approval and disclosure of investment management agreements. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, all of the Board Members, including all of the Independent Board Members, concluded that the proposed management fee rates and projected total expense ratios are reasonable in relation to the services to be provided by the Adviser to the Fund, as well as the costs incurred and

200	AQR Funds	Annual Report	December 2011

Board Approval of Investment Management Agreement (Unaudited)

benefits to be gained by the Adviser in providing such services, including the investment advisory and administrative components. The Board also found the proposed investment management fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar, actual or anticipated size. As a result, all of the Board Members, including the Independent Board Members, approved the Investment Management Agreement and the Sub-Advisory Agreement with respect to the Fund. The Independent Board Members were represented by counsel who assisted them in their deliberations.

AQR Funds	Annual Report	December 2011	201

Investment Adviser

AQR Capital Management, LLC

Two Greenwich Plaza, 3rd Floor

Greenwich, CT 06830

Sub-Adviser

CNH Partners, LLC

Two Greenwich Plaza, 1st Floor,

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian

JPMorgan Chase Bank, N.A.

4 Metro Tech Center

Brooklyn, NY 11245

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator

J.P. Morgan Investor Services Co.

70 Fargo Street

Boston, MA 02210

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP

300 Madison Avenue

New York, NY 10017

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30th of each year (available by August 31st of that year) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website www.aqrfunds.com, or by accessing the SEC’s website at www.SEC.Gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.Gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and polices, experienced of its management, marketability of shares and other information.

AQR FUNDS P.O. Box 2248 Denver, CO 80201-2248 1-866-290-2688 www.aqrfunds.com

Item 2. Code of Ethics.

a).	As of the end of the period, December 31, 2011, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

b).	Not Applicable.

c).	There has been no amendment to the Registrant’s Code of Ethics during the fiscal year ending December 31, 2011 (“Reporting Period”).

d).	Registrant granted no waivers from the provisions of its Code of Ethics during the Reporting Period.

e).	Not Applicable.

f).	Attached.

Item 3. Audit Committee Financial Expert.

a).	The Registrant’s Board of Trustees has determined that its Audit Committee has one “audit committee financial expert”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Mr. L. Joe Moravy, the Registrant’s audit committee financial expert, is “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for the AQR Funds by PricewaterhouseCoopers LLP for the years ended December 31, 2010 and December 31, 2011 were:

	2010	2011
Audit Fees (a)	$311,000	$655,000
Audit Related Fees (b)	$55,000	$65,000
Tax Fees (c)	$73,000	$86,450
All Other Fees (d)	0	$0
Total:	$439,000	$741,450

(a)	Audit Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.

(b)	Audit Related Fees: These fees relate to assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of audit services in connection with December 31, 2010 and December 31, 2011 annual financial statements. The audit related services provided by PricewaterhouseCoopers LLP in connection with the December 31, 2010 annual financial statements, include the procedures related to the service provider conversion for 7 funds and procedures related to the AQR Global Equity Fund conversion from a privately held fund to a registered investment company. The audit related services provided by PricewaterhouseCoopers LLP for the year-ended December 31, 2011 related to services provided in connection with the review of the June 30, 2011 semi-annual financial statements.

(c)	Tax Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning. The tax services provided by PricewaterhouseCoopers LLP related to the review of the Registrant’s federal and state income tax returns and excise tax calculations.

(d)	All Other Fees: These fees relate to products and services provided by PricewaterhouseCoopers LLP other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)	Audit Committee Pre-approval Policies and Procedures:

(i)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(ii)	100% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of the hours expended on the principal accountant’s engagement to audit Registrant’s financial statements were attributed to work performed by persons other than the accountant’s full-time, permanent employees.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2010 and December 31, 2011: $692,420 and $1,072,168.

(h)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Timothy K. Armour, William L. Atwell, Gregg D. Behrens, L. Joe Moravy and Brian S. Posner, are members of Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AQR Funds

By:	/s/ Marco Hanig
Marco Hanig,
Principal Executive Officer
March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marco Hanig
Marco Hanig,
Principal Executive Officer
Date: March 7, 2012

By:	/s/ Nir Messafi
Nir Messafi,
Principal Financial Officer
Date: March 7, 2012